As filed with the U.S. Securities and Exchange Commission on April 18, 2025

Registration No. [ ]

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐

Post-Effective Amendment No.	☐
(Check appropriate box or boxes)

abrdn Global Infrastructure Income Fund

(Exact Name of Registrant as Specified in Charter)

1900 Market Street, Suite 200
Philadelphia, PA 19103

(Address of Principal Executive Offices)

215-405-5700

(Registrant’s Telephone Number, Including Area Code)

Lucia Sitar, Esq.

c/o abrdn Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

215-405-5700

(Name and Address of Agent for Service)

Copies to:

Thomas C. Bogle, Esq.

William J. Bielefeld, Esq.

Dechert LLP

1900 K Street, NW

Washington, DC 20006

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

abrdn Japan Equity Fund, Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

(215) 405-5700

IMPORTANT STOCKHOLDER INFORMATION

We are pleased to enclose a notice, combined proxy statement/prospectus (the “Proxy Statement/Prospectus”), and proxy card(s) for the annual meeting of stockholders (with any postponements or adjournments, the “Annual Meeting”) and a special meeting of stockholders (with any postponements or adjournments, the “Special Meeting”) (the Annual Meeting and Special Meeting are collectively referred to as the “Meetings”) of abrdn Japan Equity Fund, Inc., a Maryland corporation (the “Fund” or the “Acquired Fund,” as context requires). The Annual Meeting is scheduled to be held at the offices of abrdn Inc., the administrator and an affiliate of the Acquired Fund’s investment manager, abrdn Asia Limited, at 1900 Market Street, Suite 200, Philadelphia, PA 19103, on June 13, 2025, at 10:00 a.m. Eastern Time. The Special Meeting is scheduled to be held at the offices of abrdn Inc., at 1900 Market Street, Suite 200, Philadelphia, PA 19103, on June 13, 2025, at 10:30 a.m. Eastern Time. At the Meetings, stockholders will be asked to consider and to vote on the following;

Special Meeting

1.	Agreement and Plan of Reorganization. To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Acquired Fund to abrdn Global Infrastructure Income Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund (although cash may be distributed in lieu of fractional shares) and the assumption by the Acquiring Fund of all or substantially all liabilities of the Acquired Fund and the distribution of common shares of beneficial interest of the Acquiring Fund to the stockholders of the Acquired Fund and complete liquidation of the Acquired Fund (the “Reorganization”). The Acquiring Fund as it would exist after the Reorganization is referred to as the “Combined Fund.”

Annual Meeting

1.	Election of two Class II Directors. To consider and vote upon the election of two Class II Directors of the Fund to serve until the 2028 Annual Meeting of Stockholders, or until such Director's successor is duly elected and qualified.

2.	Continuation of one Class I Director under the Corporate Governance Policies. Consider the continuation of the term of one Director under the Fund’s Corporate Governance Policies.

After careful consideration, the Board of Directors of the Acquired Fund recommends that you vote “FOR” Proposal No. 1 at the Special Meeting.

The Reorganization proposal is described in more detail, and a comparison of the investment objectives, strategies, principal risks, expenses and certain other features of the Acquired Fund and the Acquiring Fund is included, in the enclosed Proxy Statement/Prospectus. We encourage you to review this information carefully.

After careful consideration, the Board of Directors of the Fund recommends that you vote “FOR” the election of each nominee in Proposal No. 1 and the continuation of the Director’s term under the Fund’s Corporate Governance Policy in Proposal No. 2 at the Annual Meeting. Each of the proposals is discussed in greater detail in the enclosed Proxy Statement/Prospectus.

The Board of Directors of the Fund adopted certain corporate governance guidelines for the Fund which became effective September 30, 2015 (the "Corporate Governance Guidelines"). The Corporate Governance Guidelines include (i) a resignation policy which generally provides that a director who is not an "interested person," as such term is defined in the Investment Company Act of 1940, as amended, of the Fund or the Fund's investment adviser (each an "Independent Director," and collectively, the "Independent Directors"), in an uncontested election, who does not receive a majority of votes "FOR" his or her election at a meeting of stockholders shall be deemed to have tendered his or her resignation, subject to the Board of Directors’ acceptance or rejection of such resignation, and such determination will be disclosed publicly to Fund stockholders; and (ii) a policy requiring that after an Independent Director has served on the Board of Directors for three consecutive terms of three years following the engagement of the existing investment manager of the Fund that Independent Director will be put forth for consideration by stockholders annually. The failure to obtain a majority of votes cast will trigger the resignation policy described above.

As a stockholder of record as of the close of business on March 14, 2025, the record date, you are entitled to notice of, and to vote at, the Meetings. Therefore, we are asking that you please take the time to cast your vote prior to the Meetings, to be held on June 13, 2025 at the times set forth above. If you do not vote, you may receive a phone call from the Acquired Fund’s proxy solicitor, EQ Fund Solutions, LLC.

We appreciate your participation in these important Meetings.

Sincerely,

Radhika Ajmera

Chair of the Board of Directors, abrdn Japan Equity Fund, Inc.

It is important that your shares be represented at the Meetings. In order to avoid delay and to ensure that your shares are represented, please vote as promptly as possible. You may vote easily and quickly by mail, by telephone or via the Internet. You may also vote in person by attending the Meetings (subject to certain requirements). To vote by mail, please complete and mail your proxy card in the enclosed envelope. To vote by telephone or via the Internet, please follow the instructions on the proxy card. If you need any assistance or have any questions regarding the proposals or how to vote your shares, please call the Acquired Fund’s proxy solicitor, EQ Fund Solutions, LLC, at (800) 284-7175 weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

abrdn Japan Equity Fund, Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

(215) 405-5700

NOTICE OF ANNUAL MEETING AND

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 13, 2025

Notice is hereby given that annual meeting of stockholders (with any postponements or adjournments, the “Annual Meeting”) and a special meeting of stockholders (with any postponements or adjournments, the “Special Meeting”) (the Annual Meeting and Special Meeting are collectively referred to as the “Meetings”) of abrdn Japan Equity Fund, Inc., a Maryland corporation (the “Fund” or the “Acquired Fund,” as context requires) are scheduled to be held at the offices of abrdn Inc., the administrator and an affiliate of the Acquired Fund’s investment manager, abrdn Asia Limited, at 1900 Market Street, Suite 200, Philadelphia, PA 19103, on June 13, 2025. The Annual Meeting will be held at 10:00 a.m. Eastern Time. The Special Meeting will be held at 10:30 a.m. Eastern Time. At the Meetings, stockholders will be asked to consider and to vote on the below proposals (each, a “Proposal”).

Special Meeting

1.	Agreement and Plan of Reorganization. To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Acquired Fund to abrdn Global Infrastructure Income Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund (although cash may be distributed in lieu of fractional shares) and the assumption by the Acquiring Fund of all or substantially all liabilities of the Acquired Fund and the distribution of common shares of beneficial interest of the Acquiring Fund to the stockholders of the Acquired Fund and complete liquidation of the Acquired Fund (the “Reorganization”). The Acquiring Fund as it would exist after the Reorganization is referred to as the “Combined Fund.”

Annual Meeting

1.	Election of two Class II Directors. To consider and vote upon the election of two Class II Directors of the Fund to serve until the 2028 Annual Meeting of Stockholders, or until such Director's successor is duly elected and qualified.

2.	Continuation of one Class I Director under the Corporate Governance Policies. Consider the continuation of the term of one Director under the Fund’s Corporate Governance Policies.

Stockholders will also be asked to transact such other business as may properly come before the Meetings.

Stockholders of record as of the close of business on March 14, 2025, the record date (the “Record Date”), are entitled to notice of, and to vote at, the Meetings.

Please read the enclosed Proxy Statement/Prospectus for information concerning the Proposals. The Reorganization is intended to be treated as a tax-free reorganization for US federal income tax purposes.

Whether or not you are planning to attend the Meetings, please vote prior to the Meetings on June 13, 2025. Voting is quick and easy. Voting by proxy will not prevent you from voting your shares at the Meetings. You may revoke your proxy at any time before the Meetings by (i) written notice delivered to the Secretary of the Fund prior to the exercise of the proxy; (ii) execution of a subsequent proxy; or (iii) attending and voting at the Meetings. If you hold shares through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions.

By order of the Board of Directors of the Fund,

Megan Kennedy

Vice President and Secretary, abrdn Japan Equity Fund, Inc.

Important Notice Regarding Internet Availability of Proxy Materials for the Meeting to be Held on June 13, 2025:

The combined Proxy Statement/Prospectus, the Notice of the Meetings, any accompanying materials and any amendments or supplements to the foregoing materials that are required to be furnished to stockholders are available to you on the Internet at https://www.aberdeeninvestments.com/en-us/investor/investment-solutions/closed-end-funds.

It is important that your shares be represented at the Meetings. In order to avoid delay and to ensure that your shares are represented, please vote as promptly as possible. You may vote easily and quickly by mail, by telephone or via the Internet. You may also vote in person by attending the Meetings (subject to certain requirements). To vote by mail, please complete and mail your proxy card in the enclosed envelope. To vote by telephone or via the Internet, please follow the instructions on the proxy card. If you need any assistance or have any questions regarding the Proposals or how to vote your shares, please call the Acquired Fund’s proxy solicitor, EQ Fund Solutions, LLC, at (800) 284-7175 weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

QUESTIONS & ANSWERS

The following is a summary of more complete information appearing later in the attached combined proxy statement/prospectus (the “Proxy Statement/Prospectus”) or incorporated by reference into the Proxy Statement/Prospectus with respect to the Reorganization. You should carefully read the entire Proxy Statement/Prospectus, including the Agreement and Plan of Reorganization (the “Reorganization Agreement”), a form of which is attached as Appendix A thereto, because it contains details that are not in the Questions & Answers.

Q:	Why are stockholder meetings being held?
A:

At the Special Meeting, the stockholders of abrdn Japan Equity Fund, Inc. (the “Acquired Fund”), a Maryland corporation, are being asked to approve a Reorganization Agreement providing for the transfer of all of the assets of the Fund to abrdn Global Infrastructure Income Fund (the “Acquiring Fund”) in exchange for newly issued common shares of beneficial interest of the Acquiring Fund (although cash may be distributed in lieu of fractional shares of the Acquiring Fund) and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of common shares of beneficial interest of the Acquiring Fund to the stockholders of the Acquired Fund and complete liquidation of the Acquired Fund (the “Reorganization”). It is currently expected that the Reorganization will occur in the third quarter of 2025.

As summarized below and described more fully in the Proxy Statement/Prospectus, the Acquired Fund and the Acquiring Fund (each, a “Fund” and collectively, the “Funds”) are each a closed-end management investment company but have substantially different investment objectives, principal investment strategies and principal risks. The Acquiring Fund has higher expenses than the Acquired Fund given the investment strategy of the Acquiring Fund, in particular the Acquiring Fund’s private placement investments. Please see below and “Comparison of the Funds” in the Proxy Statement/Prospectus for a description of differences in the investment approach and other additional information. The Acquiring Fund would be the accounting and performance survivor of the Reorganization. The Acquiring Fund as it would exist after the Reorganization is referred to as the “Combined Fund.”

At the Annual Meeting, stockholders of the Fund are being asked to consider and vote upon (i) the election of two Class II Directors to serve until the 2028 Annual Meeting of Stockholders or until such Director's successor is duly elected and qualified and (ii) the continuation of one Director under the Fund’s Corporate Governance Policies; provided that, if Proposal No. 1 at the Special Meeting related to the Reorganization is approved and the Reorganization is consummated, the Fund would no longer hold annual meetings on account of its reorganization with and into the Acquiring Fund. The Acquiring Fund would continue holding annual meetings post-Reorganization as required by law and applicable regulations.

Proposal Regarding the Reorganization
Q	Why is the Reorganization being proposed?

A	After conducting thorough due diligence, abrdn Asia Limited and abrdn Inc., the Acquired Fund’s investment manager and administrator/investor relations provider, respectively, have proposed the Reorganization so that the Acquired Fund stockholders who become shareholders of the Acquiring Fund benefit from a larger fund and economies of scale which leverages the management and distribution capabilities of the Acquiring Fund and to benefit from a higher distribution rate, higher trading volume, and potentially improved premium/discount levels. Specifically, abrdn Asia Limited believes that abrdn Inc., the Acquiring Fund’s investment adviser, will be able to utilize its expertise to offer a more diverse portfolio due to the larger assets under management of the Acquiring Fund. In addition, Acquired Fund stockholders who become shareholders of the Acquiring Fund may benefit from being shareholders of a larger fund, such as the Acquiring Fund, that has greater prospects to leverage increasing economies of scale and more liquidity in the secondary market.

Q:	Why is the Reorganization being recommended by the Board of Directors of the Acquired Fund?
A:

The Board of Directors (the “Board”) of the Acquired Fund has determined that the Reorganization is in the best interests of the Acquired Fund. In reaching its decision to approve the Reorganization, the Acquired Fund Board considered alternatives to the Reorganization, including continuing to operate the Acquired Fund as a separate fund, liquidation and a reorganization with other funds, and determined to recommend that Acquired Fund stockholders approve the Reorganization.

Please see “Background and Reasons for the Proposed Reorganization” in the Proxy Statement/Prospectus for additional information on the Acquired Fund Board’s considerations relating to the Reorganization.

Q:	What happens if Proposal No. 1 at the Special Meeting is not approved by the stockholders?
A:	Completion of the Reorganization requires the approval of the Reorganization Agreement by the Acquired Fund stockholders at the Special Meeting. If the Reorganization Agreement is not approved by the Acquired Fund Stockholders, then the Acquired Fund will continue to operate as a separate fund in the manner in which it is currently managed.

Q:	How will the fees and expenses of the Combined Fund compare to those of the Acquired Fund?
A:

The contractual advisory fee of the Acquired Fund is an annual rate of 0.60% of the first $20 million, 0.40% of the next $30 million, and 0.20% of the excess over $50 million of the Acquired Fund’s average weekly Managed Assets. “Managed Assets” of the Acquired Fund means total assets of the Acquired Fund, including assets attributable to investment leverage, minus all liabilities, but not excluding any liabilities or obligations attributable to leverage obtained by the Acquired Fund for investment purposes through (i) the issuance or incurrence of indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means, but not including any collateral received for securities loaned by the Acquired Fund. The contractual advisory fee of the Acquired Fund is below the contractual advisory fee of peer funds, which is based on the history of the Acquired Fund. The Acquired Fund was originally brought to market in 1992 as a passively managed Japan equity index tracker therefore resulting in the Acquired Fund’s current management fee being the lowest in its peer group given that the peer funds are actively managed.

The contractual advisory fee of the Combined Fund will be 1.35% of the Combined Fund’s average daily Managed Assets. “Managed Assets” is defined as total assets of the Combined Fund, including assets attributable to any form of leverage, minus liabilities (other than debt representing leverage and the aggregate liquidation preference of any preferred stock that may be outstanding). The Acquired Fund currently uses leverage whereas the Acquiring Fund currently does not but may do so in the future. There can be no guarantee that the Combined Fund will leverage its assets or, to the extent the Combined Fund utilizes leverage, what percentage of its assets such leverage will represent.

Following the consummation of the Reorganization, the total annual operating expense ratio of the Combined Fund is expected to be higher than the current total annual operating expense ratio of the Acquired Fund.

The gross total annual operating expense ratios, including interest expense, of the Acquired Fund and the Acquiring Fund, including acquired fund fees and deferred tax expense (deferred tax liability primarily associated with its subsidiary's investments in partnership), and, following the consummation of the Reorganization, the gross total annual operating expense ratio, including acquired fund fees and deferred tax expense, of the Combined Fund (assuming a 50% tender offer, as discussed below) is expected to be as follows:

Current Gross Expense Ratio of Acquired Fund*	Current Gross Expense Ratio of the Acquiring Fund**	Pro Forma Gross Expense Ratio of Combined Fund**
1.10%	2.16%	2.08%

The net total annual operating expense ratios, including interest expense, of the Acquired Fund and the Acquiring Fund, including acquired fund fees and deferred tax expense (deferred tax liability primarily associated with its subsidiary’s investments in partnership), and, following the consummation of the Reorganization, the net total annual operating expense ratio, including acquired fund fees and deferred tax expense, of the Combined Fund (assuming a 50% tender offer, as discussed below) is expected to be as follows:

Current Net Expense Ratio of Acquired Fund*†	Current Net Expense Ratio of the Acquiring Fund**	Pro Forma Net Expense Ratio of Combined Fund***
1.10%	2.12%	2.07%

*	As of the Acquired Fund’s most recent annual period end, based on average daily net assets.
**	The net operating expense ratio, excluding deferred tax expenses and acquired fund fees based on the fiscal year ended September 30, 2024 was 1.65%. Information for the Acquiring Fund and Combined Fund is as of the fiscal year ended September 30, 2024.
***	The pro forma net operating expense ratio of the Combined Fund, excluding deferred tax expenses and acquired fund fees is estimated to be 1.65%.
†	The net total annual operating expense ratio, excluding interest expense, of the Acquired Fund is 1.01%. Pro forma Combined Fund fees and expenses are estimated in good faith. There can be no assurance that future expenses will not increase or that any estimated expense savings will be realized.

The net total annual operating expense ratios, including interest expense, in this table of the Acquiring Fund and Combined Fund reflect reimbursement of advisory fees waived or reduced and other payments remitted by abrdn Inc.  and other expenses reimbursed from abrdn Inc., which can be recouped under certain circumstances by abrdn Inc.

abrdn Inc. has entered into a written contract with the Acquiring Fund to limit the total ordinary operating expenses of the Acquiring Fund (excluding leverage costs, interest, taxes, brokerage commissions, acquiring fund fees and expenses and any non-routine expenses) from exceeding 1.65% of the average daily net assets of the Acquiring Fund on an annualized basis for twelve months from the closing of the Reorganization or June 30, 2026, whichever is later (the “Expense Limitation”).

abrdn Inc. may request and receive reimbursement from the Acquiring Fund or Combined Fund, as applicable, of the advisory fees waived or reduced and other payments remitted by abrdn Inc. and other expenses reimbursed as of a date not more than three years after the date when abrdn Inc. limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause the Combined Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by abrdn Inc., and the payment of such reimbursement is approved by the Board of the Combined Fund on a quarterly basis for any quarter where the reimbursement conditions are met.

Please see “Fees and Expenses” and “Management of the Funds” in the Proxy Statement/Prospectus for additional information.

Q:	How different are the Funds?
A:

As summarized below and set forth more fully in the Proxy Statement/Prospectus, there are some substantial differences between the Acquired Fund and the Acquiring Fund. abrdn Asia Limited is the investment manager of the Acquired Fund. abrdn Inc. (the “Adviser”) is the investment adviser of the Acquiring Fund, and abrdn Investments Limited (“aIL” or the “Sub-Adviser”, and together with abrdn Inc., the “Advisers”) is the investment sub-adviser of the Acquiring Fund. As further discussed below, the Funds have different investment objectives, principal investment strategies and principal risks. The Acquiring Fund has higher expenses than the Acquired Fund given the investment strategy of the Acquiring Fund, in particular the Acquiring Fund’s private placement investments.

Each Fund is a closed-end management investment company registered under the 1940 Act. The Acquired Fund is a Maryland corporation and a diversified closed-end management investment company. The Acquiring Fund is a Maryland statutory trust and a diversified closed-end management investment company. Each Fund’s common shares are listed on the New York Stock Exchange.

The Acquired Fund’s investment objective is to seek to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index (“TOPIX”), a composite market-capitalization weighted index of all common stocks listed on the First Section of the Tokyo Stock Exchange (“TSE”), whereas the Acquiring Fund’s principal investment objective is to seek to provide a high level of total return with an emphasis on current income.

 The Acquired Fund has a policy to, under normal circumstances, invest at least 80% of the value of its assets, in equity securities of companies listed on the TSE, listed on the over-the-counter market in Japan or listed on other stock exchanges in Japan. The Acquired Fund may invest without limit in the equity securities of companies of any size, including small-cap and mid-cap companies. The Acquiring Fund has a policy to, under normal circumstances, invest 80% of its net assets (plus the amount of any borrowings for investment purposes) in US and non-US infrastructure-related issuers. Specifically, under normal market conditions, at least 80% of the Acquiring Fund’s Total Assets are intended to be invested in securities and instruments of “Infrastructure Issuers,” defined as US and non-US issuers that have as their primary focus (in terms of income and/or assets) the management, ownership and/or operation of infrastructure and utilities assets in a select group of countries, that are expected to provide dividends, interest and other similar income. The Acquiring Fund will invest, under normal circumstances, at least 80% of the Acquiring Fund’s net assets (plus the amount of any borrowings for investment purposes) in US and non-US infrastructure-related issuers. The Acquiring Fund considers an issuer to be infrastructure-related if (i) at least 50% of the issuer’s assets consist of infrastructure assets or (ii) at least 50% of the issuer’s gross income or net profits are attributable to or derived, directly or indirectly, from the ownership, management, construction, development, operation, utilization or financing of infrastructure assets.

Both Funds invest in issuers located outside of the United States. The Acquired Fund seeks to invest at least 80% of its assets, in equity securities of companies listed on the TSE, or listed on the over-the-counter market in Japan or listed on other stock exchanges in Japan. Under normal circumstances, the Acquiring Fund will invest in issuers from at least three different countries and will invest significantly (at least 40% of its total assets – unless market conditions are not deemed favorable by the Advisers, in which case the Acquiring Fund would invest at least 30% of its total assets) in non-US issuers.

In addition, both Funds invest in equity securities, with the Acquired Fund having a policy to, under normal circumstances, invest at least 80% of its assets in equity securities of companies listed on the TSE, listed on the over-the-counter market in Japan or listed on other stock exchanges in Japan, and the Acquiring Fund, under normal circumstances, investing at least 60%, and generally expects to invest approximately 75% of its total assets in listed equity securities of infrastructure related issuers.

 The Acquiring Fund has a term whereas the Acquired Fund does not. The Acquiring Fund’s Amended and Restated Declaration of Trust provides that the Acquiring Fund will have a limited period of existence and will dissolve as of the close of business fifteen (15) years from the effective date of the initial registration statement of the Acquiring Fund (i.e., July 28, 2035) (and such date, including any extension, the “Termination Date”); provided, that the Board of Trustees may vote to extend the Termination Date (1) for one period that may in no event exceed one year following the Termination Date, and (2) for one additional period that may in no event exceed six months, in each case without a vote of the Acquiring Fund’s shareholders. On or before the Termination Date, the Acquiring Fund will cease its investment operations, retire or redeem its leverage facilities, if any, liquidate its investment portfolio (to the extent possible) and distribute all of its liquidated net assets to common shareholders of record in one or more distributions on or after the Termination Date. Notwithstanding the foregoing, if the Board of Trustees determines to cause the Acquiring Fund to conduct an Eligible Tender Offer (as defined in the Proxy Statement/Prospectus) and the Eligible Tender Offer is completed, the Board of Trustees may, in its sole discretion and without any action by the shareholders of the Fund, eliminate the Termination Date and provide for the Acquiring Fund’s perpetual existence, subject to certain terms and conditions.

The Acquired Fund currently uses leverage through a prime brokerage agreement. The Acquiring Fund is permitted but does not currently use or intend to use leverage. The Acquired Fund’s strategies relating to its use of leverage, if any, may not be successful, and the Fund’s use of leverage will cause the Fund’s net asset value (“NAV”) to be more volatile than it would otherwise be. There can be no guarantee that, to the extent the Combined Fund utilizes leverage, what percentage of its assets, within regulatory limits, such leverage will represent. Although the use of leverage by a fund may create an opportunity for increased after-tax total return for the common shares, it also increases market exposure, results in additional risks and can magnify the effect of any losses.

Please see “Comparison of the Funds” in the Proxy Statement/Prospectus for additional information.

Q:	How will the Reorganization be effected?
A:

Assuming the Acquired Fund stockholders approve the Reorganization, the Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for common shares of beneficial interest of the Acquiring Fund (although stockholders may receive cash for fractional shares of the Acquiring Fund), and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund. Following the Reorganization, the Acquired Fund will be dissolved and terminated in accordance with its Articles of Amendment and Restatement and Amended and Restated By-Laws as well as the 1940 Act.

Prior to the Reorganization, the Acquired Fund will conduct a cash tender offer of up to 50% of the issued and outstanding shares of the Acquired Fund at a price per share to be equal to 98% of the Acquired Fund's NAV per share as determined by the Acquired Fund on the next business day following the expiration date of the tender offer. The tender offer is contingent on stockholders of the Acquired Fund approving the Reorganization. Directors of the Acquired Fund who own the common stock of the Acquired Fund may participate in the tender offer. Generally, all U.S. stockholders (other than tax-exempt stockholders) of the Acquired Fund who sell shares in the tender offer are expected to recognize gain or loss for U.S. federal income tax purposes equal to the difference between the cash they receive for the shares sold and their adjusted cost basis in the shares, except that in certain circumstances a tendering stockholder who does not have a complete termination of his or her interest in the Acquired Fund may be treated as having received a distribution from the Acquired Fund (rather than having recognized gain or loss from a sale). The sale date for tax purposes will be the date the Acquired Fund accepts shares for purchase. Participating stockholders should consult their tax adviser regarding specific tax consequences, including potential state, local and foreign tax consequences. Stockholders of the Acquired Fund who choose not to tender will retain their investment in the Acquired Fund and therefore generally will not trigger a taxable event at that time. In certain circumstances there is a risk that a tender offer may give rise to a taxable distribution to both tendering stockholders and non-tendering stockholders. The Acquired Fund will be required to sell portfolio securities in order to raise cash to pay the tender offer proceeds, which will also result in portfolio transaction costs and possibly generate capital gains. The Acquired Fund currently expects to use tax equalization accounting adjustments to reduce the impact of the net capital gains required to be distributed for ongoing stockholders.

Acquired Fund stockholders may expect to incur tax consequences as a result of the tender offer, which may vary depending on the size of the tender offer. The Acquired Fund may be required to sell portfolio securities in order to raise cash to pay the tender offer proceeds, which will also result in portfolio transaction costs and likely capital gains distributions. Because such cash tender offer is not formally part of the Reorganization Agreement or Proposal No. 1 at the Special Meeting, stockholders of the Acquired Fund will be provided information regarding such cash tender offer, including a tender offer statement by the Acquired Fund and related materials, separately at a later date.

Following the Reorganization, you, as an Acquired Fund stockholder, will become a shareholder of the Combined Fund. Holders of common stock of the Acquired Fund will receive newly issued common shares of the Acquiring Fund, par value $0.001 per share, the aggregate net asset value (not the market value) of which will equal the aggregate net asset value (not the market value) of the common stock of the Acquired Fund you held immediately prior to the Reorganization (although stockholders may receive cash for fractional shares of the Acquiring Fund).

Based on each Fund’s NAV as of February 28, 2025, the exchange ratio at which common stock of the Acquired Fund would have converted to common shares of beneficial interest of the Combined Fund is 0.3489 (i.e., assuming the Reorganization was consummated following the market close on February 28, 2025). An Acquired Fund stockholder would have received 0.3489 shares of the Combined Fund for each Acquired Fund share held if the Reorganization was completed after market close on February 28, 2025.

Q:	How will the Reorganization affect the value of my investment?
A:

At the closing of the Reorganization, the Reorganization Agreement sets forth that the Acquired Fund assets will be valued in accordance with the Acquired Fund’s valuation procedures as approved by the Board of Directors of the Acquired Fund. Upon the consummation of the Reorganization, the assets transferred to the Acquiring Fund will be valued pursuant to the Acquiring Fund’s valuation procedures as approved by the Board of Trustees of the Acquiring Fund. The valuation procedures of the Acquired Fund and those of the Acquiring Fund are substantially similar.

Q:	At what prices have shares of common stock of the Acquired Fund and common shares of the Acquiring Fund historically traded?
A:

Common shares of each Fund have from time to time traded below their NAVs. As of March 17, 2025, the Acquired Fund common stock was trading at a 7.93% discount to its NAV, and the Acquiring Fund common shares were trading at a 9.23% discount to its NAV. There can be no assurance that, after the Reorganization, common shares of the Combined Fund will trade at, above or below NAV. The market value of the common shares of the Combined Fund may be more or less than the market value of the common shares of either the Acquiring Fund or the Acquired Fund prior to the Reorganization.

To the extent the Acquired Fund is trading at a discount to its NAV and the Acquiring Fund is trading at a premium to its NAV at the time of the Reorganization, the Acquired Fund stockholders would have the potential for an economic benefit. To the extent the Acquired Fund is trading at a premium to its NAV and the Acquiring Fund is trading at a discount to its NAV at the time of the Reorganization, the Acquired Fund stockholders would lose the economic benefit. There can be no assurance that, after the Reorganization, common shares of the Combined Fund will trade at, above or below NAV. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of the Acquiring Fund prior to the Reorganization. Additionally, among other potential consequences of the Reorganization, portfolio transitioning following the Reorganization may result in capital gains or losses, which may have federal income tax consequences for shareholders of the Combined Fund.

Please see “Share Price Data” in the Proxy Statement/Prospectus for additional information.

Q:	Will the Reorganization impact Acquired Fund distributions to stockholders?
A:

The Acquired Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is the percentage of the rolling average daily NAV for the previous three months as of month-end prior to declaration. In December 2025, the Board determined that the annualized rate for 2025 calendar year would be 6.5%. On March 11, 2025, the Acquired Fund announced the suspension of the managed distribution policy after the payment of the March 31, 2025 distribution in order to avoid disruption with the proposed tender offer. The Acquiring Fund has a managed distribution policy of paying monthly distributions at an annual rate, set once a year, as a percentage of the rolling average of the Fund’s NAV over the preceding month-end prior to declaration date. In March 2025, the Board determined the rolling distribution rate to be 12% for the 12-month period commencing with the distribution payable in April 2025. The Combined Fund expects to keep the current Acquiring Fund managed distribution policy in place for the Combined Fund following the Reorganization.

Prior to the closing of the Reorganization, the Acquired Fund may declare a distribution to its stockholders that, together with all previous distributions, will have the effect of distributing to its stockholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the date of the Reorganization’s closing. All or a portion of such distribution may be taxable to the Acquired Fund’s stockholders for US federal income tax purposes.

The Combined Fund intends to make its first distribution to shareholders in the month immediately following the Reorganization. In addition, the Combined Fund expects to follow the same frequency of payments as the Acquiring Fund and to make monthly distributions to shareholders.

Q:	Who will manage the Combined Fund’s portfolio?
A:	The Combined Fund will continue to be advised by abrdn Inc., the Acquiring Fund’s current investment adviser, and sub-advised by aIL, the Acquiring Fund’s current investment sub-adviser. Furthermore, the Acquiring Fund’s current portfolio management team will continue to be primarily responsible for the day-to-day management of the Combined Fund’s portfolio.

Q:	Will there be any significant portfolio transitioning in connection with the Reorganization?
A:

Portfolio transitions are expected both before and after the Reorganization. The Acquired Fund will be required to pay back its outstanding borrowings prior to the closing of the Reorganization. Based on the Acquired Fund’s holding as of January 27, 2025, it is anticipated that approximately 60% of the Acquired Fund’s holdings will be sold before the closing of the Reorganization in connection with the anticipated cash tender offer (discussed below) and payments to settle the Acquired Fund’s outstanding leverage under its credit facility. As a result of the disposition of securities, the Acquired Fund may hold more uninvested cash prior to the Closing Date and there may be times when the Acquired Fund is not fully invested in accordance with its investment objective and strategies during this transition period, which may cause the Acquired Fund to forgo appreciation in value of portfolio investments, if any. This may impact the Acquired Fund’s performance. As of January 27, 2025, the expected transaction costs to de-lever the Acquired Fund’s credit facility and pay the anticipated cash tender assuming a pro-rata slice of the portfolio would be approximately $73,000 (or 0.08% of the Acquired Fund’s NAV as of January 27, 2025) or $0.01 per share. The Acquired Fund’s holdings in Japan may impose an additional foreign transfer tax on the transfer of such securities to the Acquiring Fund. These taxes, if any, are in addition to the transaction costs disclosed above and would be borne by the Combined Fund. The foregoing estimates are subject to change depending on the composition of the Acquired Fund’s portfolio and market circumstances at the time any sales are made.

The Acquiring Fund is permitted but does not currently use or intend to use leverage. There can be no guarantee that the Combined Fund will leverage its assets or, to the extent the Combined Fund utilizes leverage, what percentage of its assets such leverage will represent.

Following the Reorganization, the Combined Fund expects to realign its portfolio in a manner consistent with its investment strategies and policies, which will be the same as the Acquiring Fund’s strategies and policies. The Combined Fund may not be invested consistent with its investment strategies or abrdn Inc.’s and aIL’s investment approach while such realignment occurs. The realignment is anticipated to take approximately one week following the closing of the Reorganization, based on current market conditions and assuming that the Acquired Fund’s holdings are the same as of January 27, 2025. Sales and purchases of less liquid securities, if any, could take longer. Based on the Acquired Fund’s holdings as of January 27, 2025 and assuming that the anticipated cash tender offer and payments to settle the Acquired Fund’s outstanding leverage under its credit facility results in selling approximately 60% of the Acquired Fund’s holdings prior to the Reorganization, it is anticipated that the remaining 40% of the Acquired Fund’s holdings that transfer to the Combined Fund will be sold after the closing of the Reorganization in connection with the different investment strategy of the Combined Fund. If the Reorganization was completed on January 27, 2025, the expected transaction costs of selling 40% of the Acquired Fund’s holdings following the closing of the Reorganization, which is estimated to be approximately 8% of the Combined Fund’s portfolio based on assets as of January 27, 2025, would be approximately $45,000 (or 0.01% of the estimated NAV of the Combined Fund as of January 27, 2025) or $0.00 per share of the Combined Fund. To the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases made in connection with the Reorganization, these will be borne by the Acquired Fund with respect to the portfolio transitioning conducted before the Reorganization and borne by the Combined Fund with respect to the portfolio transitioning conducted after the Reorganization. The portfolio transitioning pre- and post-Reorganization may result in capital gains or losses, which may have federal income tax consequences for stockholders of the Acquired Fund and shareholders of the Combined Fund.

Q:	Will I have to pay any sales load or commission in connection with the Reorganization?
A:	No. You will pay no sales load or commission in connection with the Reorganization.
Q:	Who will pay for the costs associated with the Reorganization?
A:

abrdn Inc., aIL, abrdn Asia Limited and their affiliates will bear certain expenses (for example, legal and solicitation costs) incurred in connection with the Reorganization, except as otherwise disclosed in the proxy statements to Acquired Fund stockholders, whether or not the Reorganization is consummated. The expenses of the Reorganization expected to be borne by abrdn Inc., aIL and abrdn Asia Limited are estimated to be approximately $450,000 to $500,000. To the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases of portfolio holdings made in connection with the Reorganization, these will be borne by the Acquired Fund with respect to raising cash for the anticipated tender offer and de-levering its credit facility conducted before the Reorganization and borne by the Combined Fund with respect to the portfolio transitioning conducted after the Reorganization to align the holdings from the Acquired Fund with the strategy of the Combined Fund. In addition, the Acquired Fund’s holdings in Japan may be subject to an additional foreign transfer tax on the transfer of such securities to the Acquiring Fund. These taxes, if any, are in addition to the transaction costs disclosed above and would be borne by the Combined Fund.

Q:	Is the Reorganization expected to be taxable to the stockholders of the Acquired Fund?
A:

It is expected that stockholders of the Acquired Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares in the Acquired Fund for shares of the Acquiring Fund pursuant to the Reorganization Agreement (except with respect to cash received in lieu of fractional shares of the Acquiring Fund).

As a condition to the Acquired Fund’s obligation to consummate the Reorganization, the Acquired Fund and the Acquiring Fund will receive an opinion from legal counsel to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, the transactions contemplated by the Reorganization Agreement constitute a tax-free reorganization for federal income tax purposes (except with respect to cash received in lieu of fractional shares of the Acquiring Fund). Despite this opinion, there can be no assurances that the U.S. Internal Revenue Service will deem the exchanges to be tax-free.

The portfolio transitioning discussed above may result in capital gains or losses, which may have federal income tax consequences.

The pre-Reorganization portfolio transitioning noted above is anticipated to result in net capital gains of $6.5 million, or $0.46 per share based on Acquired Fund holdings as of January 27, 2025. However, it is anticipated that the Acquired Fund’s capital loss carryforwards would offset most of the projected realized gains. Prior to the closing date of the Reorganization, the Acquired Fund will be required to declare a distribution to its stockholders that, together with all previous distributions, will have the effect of distributing to stockholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, all of its net capital gains, if any, through the Closing Date, and all of its net tax-exempt interest income, if any, through the Closing Date. Such a distribution may be taxable to the Acquired Fund stockholders for US federal income tax purposes depending on each stockholder’s individual tax situation, which cannot be determined by abrdn Inc. The actual tax consequences as a result of the sale of securities in advance of the Reorganization are dependent on the portfolio composition of the Acquired Fund at the time such sales are made and market conditions.

In addition, following the Reorganization, the Combined Fund may generate net capital gains or losses as a result of the portfolio realignment discussed further above. For example, if the Reorganization was completed on January 27, 2025, it is estimated that approximately $4.3 million, or $0.13 per share, in capital gains would have resulted from portfolio transitioning in the Combined Fund following the Reorganization.

The actual tax consequences as a result of portfolio repositioning after the closing of the Reorganization are dependent on the portfolio composition of the Acquired Fund at the time of closing and market conditions. Any net capital gain resulting from the realignment coupled with the results of the Combined Fund’s normal operations during the tax year following the close of the Reorganization would be distributed to the shareholder base of the Combined Fund post-Reorganization in connection with the annual distribution requirements under US federal tax laws. In addition, the Acquiring Fund is covered by an exemptive order received by the Acquiring Fund’s investment adviser from the US Securities and Exchange Commission. The exemptive relief allows the Acquiring Fund to distribute long-term capital gains as frequently as monthly in any one taxable year. It is possible that gains generated post-Reorganization may be used to supplement the monthly distribution payable to the Combined Fund’s shareholders.

General
Q:	How does the Board suggest that I vote?
A:	The Board recommends that you vote “FOR” Proposal No. 1 at the Special Meeting. Separately, the Board recommends that you vote “FOR” Proposal No. 1 and Proposal No. 2 at the Annual Meeting.
Q:	How do I vote my proxy?
A:	You may vote in any one of four ways:

●	by mail, by sending the enclosed proxy card, signed and dated, in the enclosed envelope;

●	by phone, by following the instructions set forth on your proxy card;

●	via the Internet, by following the instructions set forth on your proxy card; or

●	in person, by attending the Meetings. Please note that shareholders who intend to attend the Meetings will need to provide valid identification and, if they hold shares through a bank, broker or other nominee, satisfactory proof of ownership of shares, such as a voting instruction form (or a copy thereof) or a letter from their bank, broker or other nominee or broker’s statement indicating ownership as of March 14, 2025 (the record date), to be admitted to the Meetings. You may call toll-free (800) 284-7175 for information on how to obtain directions to be able to attend the Meetings and vote in person.

Broker dealer firms holding shares in “street name” for the benefit of their customers and clients may request voting instructions from such customers and clients. You are encouraged to contact your broker dealer and record your voting instructions.

Q:	Whom do I contact for further information?
A:	If you need any assistance or have any questions regarding the Proposal or how to vote your shares, please call EQ Fund Solutions, LLC (“EQ”), the Acquired Fund’s proxy solicitor, at (800) 284-7175 weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETINGS. IN ORDER TO AVOID DELAY AND TO ENSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE.

The information in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

Subject to Completion

April 18, 2025

PROXY STATEMENT FOR

abrdn Japan Equity Fund, Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

(215) 405-5700

PROSPECTUS FOR

ABRDN GLOBAL INFRASTRUCTURE INCOME FUND

1900 Market Street, Suite 200

Philadelphia, PA 19103

(215) 405-5700

[ ], 2025

This combined proxy statement/prospectus (the “Proxy Statement/Prospectus”) is furnished to you as a common stockholder of abrdn Japan Equity Fund, Inc. (the “Acquired Fund”), a Maryland corporation and a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The annual meeting of stockholders (with any postponements or adjournments, the “Annual Meeting”) and a special meeting of stockholders (with any postponements or adjournments, the “Special Meeting”) (the Annual Meeting and Special Meeting are collectively referred to as the “Meetings”) of abrdn Japan Equity Fund, Inc., a Maryland corporation (the “Fund” or the “Acquired Fund,” as context requires). The Annual Meeting is scheduled to be held at the offices of abrdn Inc., the administrator and an affiliate of the Acquired Fund’s investment manager, abrdn Asia Limited, at 1900 Market Street, Suite 200, Philadelphia, PA 19103, on June 13, 2025, at 10:00 a.m. Eastern Time. The Special Meeting is scheduled to be held at the offices of abrdn Inc., at 1900 Market Street, Suite 200, Philadelphia, PA 19103, on June 13, 2025, at 10:30 a.m. Eastern Time.

At the Meetings, stockholders will be asked to consider and to vote on the below proposals (each, a “Proposal”). If you are unable to attend the Meetings, the Board of Directors (the “Board”) of the Fund requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet. The approximate mailing date of this Proxy Statement/Prospectus is [ ], 2025.

Special Meeting

1.	Agreement and Plan of Reorganization. To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Acquired Fund to abrdn Global Infrastructure Income Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund (although cash may be distributed in lieu of fractional shares) and the assumption by the Acquiring Fund of all or substantially all liabilities of the Acquired Fund and the distribution of common shares of beneficial interest of the Acquiring Fund to the stockholders of the Acquired Fund and complete liquidation of the Acquired Fund (the “Reorganization”). The Acquiring Fund as it would exist after the Reorganization is referred to as the “Combined Fund.”

Annual Meeting

1.	Election of two Class II Directors. To consider and vote upon the election of two Class II Directors of the Fund to serve until the 2028 Annual Meeting of Stockholders, or until such Director's successor is duly elected and qualified.

2.	Continuation of one Class I Director under the Corporate Governance Policies. Consider the continuation of the term of one Director under the Fund’s Corporate Governance Policies.

The information in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

Subject to Completion

April 18, 2025

Stockholders of record as of the close of business on March 14, 2025, the record date (the “Record Date”), are entitled to notice of and to vote at the Meetings.

Certain Information Regarding the Reorganization

Stockholders of the Acquired Fund are being asked to consider and vote on an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which the Reorganization would be accomplished. The aggregate net asset value (not the market value) of Acquiring Fund common shares received by the stockholders of the Acquired Fund in the Reorganization would equal the aggregate net asset value (not the market value) of the Acquired Fund common stock held immediately prior to the Reorganization (although stockholders may receive cash for fractional shares, which may be taxable).

At the closing of the Reorganization, the Reorganization Agreement sets forth that the Acquired Fund assets will be valued in accordance with the Acquired Fund’s valuation procedures as approved by the Board of the Acquired Fund. Upon the consummation of the Reorganization, the assets transferred to the Acquiring Fund will be valued pursuant to the Acquiring Fund’s valuation procedures as approved by the Board of Trustees of the Acquiring Fund. The valuation procedures of the Acquired Fund and those of the Acquiring Fund are substantially similar.

There are differences between the Acquired Fund and the Acquiring Fund. In particular, they have different investment advisers. abrdn Asia Limited is the investment manager of the Acquired Fund. abrdn Inc. (the “Adviser”) is the investment adviser of the Acquiring Fund, and abrdn Investments Limited (“aIL” or the “Sub-Adviser”, and together with abrdn Inc., the “Advisers”) is the investment sub-adviser of the Acquiring Fund.

The Funds have different investment objectives, principal investment strategies and principal risks. The Acquired Fund’s investment objective is to seek to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index (“TOPIX”), a composite market-capitalization weighted index of all common stocks listed on the First Section of the Tokyo Stock Exchange (“TSE”), whereas the Acquiring Fund’s principal investment objective is to seek to provide a high level of total return with an emphasis on current income. The Acquired Fund currently uses leverage whereas the Acquiring Fund currently does not but may do so in the future. There can be no guarantee that the Combined Fund will leverage its assets or, to the extent the Combined Fund utilizes leverage, what percentage of its assets such leverage will represent. The Acquiring Fund has higher expenses than the Acquired Fund given the investment strategy of the Acquiring Fund, in particular the Acquiring Fund’s private placement investments.

The Acquiring Fund has a term whereas the Acquired Fund does not. The Acquiring Fund’s Amended and Restated Declaration of Trust provides that the Acquiring Fund will have a limited period of existence and will dissolve as of the close of business fifteen (15) years from the effective date of the initial registration statement of the Acquiring Fund (i.e., July 28, 2035) (and such date, including any extension, the “Termination Date”); provided, that the Board of Trustees may vote to extend the Termination Date (1) for one period that may in no event exceed one year following the Termination Date, and (2) for one additional period that may in no event exceed six months, in each case without a vote of the Acquiring Fund’s shareholders. On or before the Termination Date, the Acquiring Fund will cease its investment operations, retire or redeem its leverage facilities, if any, liquidate its investment portfolio (to the extent possible) and distribute all of its liquidated net assets to common shareholders of record in one or more distributions on or after the Termination Date. Notwithstanding the foregoing, if the Board of Trustees determines to cause the Acquiring Fund to conduct an Eligible Tender Offer (as defined in the Proxy Statement/Prospectus) and the Eligible Tender Offer is completed, the Board of Trustees may, in its sole discretion and without any action by the shareholders of the Fund, eliminate the Termination Date and provide for the Acquiring Fund’s perpetual existence, subject to certain terms and conditions.

The common shares of the Acquiring Fund are listed on the New York Stock Exchange (the “NYSE”) under the ticker symbol “ASGI” and will continue to be so listed following the Reorganization. The common shares of the Acquired Fund are listed on the NYSE under the ticker symbol “JEQ” and would be delisted from the NYSE following the Reorganization. Shareholder reports, proxy statements and other information concerning Funds can be inspected at the NYSE.

The information in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

Subject to Completion

April 18, 2025

The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated herein by reference:

●	the Statement of Additional Information, dated [ ], 2025, relating to this Proxy Statement/Prospectus;
●	the Semi-Annual Report to stockholders of the Acquired Fund for the fiscal period ended April 30, 2024 (Investment Company Act File No. 811-06142; Accession No. 0001104659-24-078337);
●	the Annual Report to stockholders of the Acquired Fund for the fiscal year ended October 31, 2024 (Investment Company Act File No. 811-06142; Accession No. 0001104659-25-002457);
●	the Semi-Annual Report to shareholders of the Acquiring Fund for the fiscal period ended March 31, 2024 (Investment Company Act File No. 811-23490; Accession No. 0001104659-24-069974); and
●	the Annual Report to shareholders of the Acquiring Fund for the fiscal period ended September 30, 2024 (Investment Company Act File No. 811-23490; Accession No. 0001104659-24-126663).

Additionally, copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge:

for the Acquiring Fund:

By Phone:	(800) 522-5465
By Mail:	abrdn Global Infrastructure Income Fund
c/o abrdn Inc. 1900 Market Street, Suite 200
Philadelphia, PA 19103
By Internet:	https://www.aberdeeninvestments.com/en-us/investor/investment-solutions/closed-end-funds for the Acquired Fund:

By Phone:	(800) 522-5465
By Mail:	abrdn Japan Equity Fund, Inc.
c/o abrdn Inc. 1900 Market Street, Suite 200
Philadelphia, PA 19103
By Internet:	https://www.aberdeeninvestments.com/en-us/investor/investment-solutions/closed-end-funds

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the SEC. You also may view or obtain the foregoing documents from the SEC:

By e-mail:	publicinfo@sec.gov (duplicating fee required)
By Internet:	www.sec.gov

This Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund. This Proxy Statement/Prospectus sets forth concisely the information that stockholders of the Fund should know before voting on the Proposals at the Meetings. Please read it carefully and retain it for future reference. No person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

Special meeting – PROPOSAL No. 1 – Reorganization	1

COMPARISON OF THE FUNDS	6

MANAGEMENT OF THE FUNDS	40

NET ASSET VALUE OF COMMON SHARES OF THE ACQUIRING FUND	45

DIVIDEND REINVESTMENT AND OPTIONAL CASH PURCHASE PLAN	46

CERTAIN PROVISIONS OF THE ACQUIRING FUND’S DECLARATION OF TRUST AND BYLAWS	48

ACQUIRING FUND’S TERM	50

APPRAISAL RIGHTS	52

FINANCIAL HIGHLIGHTS	53

TERMS OF THE REORGANIZATION AGREEMENT	56

Annual meeting – PROPOSAL No. 1 – election of class ii directorS	61

VOTING INFORMATION AND REQUIREMENTS	71

SHAREHOLDER PROPOSALS	73

SOLICITATION OF PROXIES	73

OTHER BUSINESS	73

SPECIAL MEETING

PROPOSAL No. 1 – Reorganization

To approve a Reorganization Agreement providing for the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund (although cash may be distributed in lieu of fractional shares of the Acquiring Fund) and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of common shares of beneficial interest of the Acquiring Fund to the stockholders of the Acquired Fund and complete liquidation of the Acquired Fund.

Synopsis

The Board of each Fund, including the Directors and Trustees who are not “interested persons” of each Fund (as defined in the 1940 Act) (the “Independent Trustees” or “Independent Directors,” as applicable), has approved the Reorganization Agreement. The Acquiring Fund as it would exist after the Reorganization is referred to as the “Combined Fund.”

Subject to approval of the Reorganization Agreement by the stockholders of the Acquired Fund, the Reorganization Agreement provides for:

●	the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange solely for shares of the Acquiring Fund (although cash may be distributed in lieu of fractional shares of the Acquiring Fund);
●	the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;
●	the distribution of common shares of the Acquiring Fund to the stockholders of the Acquired Fund; and
●	the complete liquidation of the Acquired Fund.

It is currently expected that the Reorganization will occur in the third quarter of 2025.

At the closing of the Reorganization, the Reorganization Agreement sets forth that the Acquired Fund assets will be valued in accordance with the Acquired Fund’s valuation procedures as approved by the Board of the Acquired Fund. Upon the consummation of the Reorganization, the assets transferred to the Acquiring Fund will be valued pursuant to the Acquiring Fund’s valuation procedures as approved by the Board of the Acquiring Fund. The valuation procedures of the Acquired Fund and those of the Acquiring Fund are substantially similar.

It is anticipated that approximately 60% of the Acquired Fund’s holdings will be sold by the Acquired Fund before the closing of the Reorganization in order to pay back its outstanding leverage under its credit facility and to fund an anticipated tender offer, detailed below, which is contingent on Acquired Fund stockholder approval of the Reorganization. As a result of the disposition of securities, the Acquired Fund may hold more uninvested cash prior to the Closing Date, and there may be times when the Acquired Fund is not fully invested in accordance with its investment objective and strategies during this transition period, which may cause the Acquired Fund to forgo any appreciation in value of portfolio investments, if any. This may impact the Acquired Fund’s performance. As of January 27, 2025, the expected transaction costs to de-lever the Acquired Fund’s credit facility and fund the anticipated tender offer assuming a pro-rata slice of the portfolio would be approximately $73,000 (or 0.08% of the Acquired Fund’s net asset value (“NAV”) as of January 27, 2025) or $0.01 per share. The Acquired Fund’s holdings in Japan may be subject to an additional foreign transfer tax on the transfer of such securities to the Acquiring Fund. These taxes are in addition to the transaction costs disclosed above and would be borne by the Combined Fund. The foregoing estimates are subject to change depending on the composition of the Acquired Fund’s portfolio and market circumstances at the time any sales are made.

The payments made to settle the Acquired Fund’s outstanding leverage under its credit facility and to fund an anticipated tender offer discussed above may result in capital gains or losses, which may have federal income tax consequences for stockholders of the Acquired Fund.

Following the Reorganization, the Combined Fund expects to realign its portfolio in a manner consistent with its investment strategies and policies, which will be the same as the Acquiring Fund’s strategies and policies. The Combined Fund may not be invested consistent with its investment strategies or abrdn Inc.’s and aIL’s investment approach while such realignment occurs. The realignment is anticipated to take approximately one week, based on current market conditions and assuming that the Acquired Fund’s holdings are the same as on January 27, 2025. Sales and purchases of less liquid securities, if any, will take longer. Due to the increase in assets, and as a result of the relatively limited availability of infrastructure assets through private transactions (“Private Infrastructure Opportunities”), the Combined Fund will have a lower percentage of its total assets invested in Private Infrastructure Opportunities, and a higher percentage of its assets invested in publicly listed infrastructure issuers, following the closing of the Reorganization. The Combined Fund intends to make additional investments in Private Infrastructure Opportunities in accordance with its investment strategy following the Reorganization, which could take approximately 12 to 24 months.

Based on the Acquired Fund’s holdings as of January 27, 2025, it is anticipated that approximately 60% of the Acquired Fund’s holdings will be sold before the closing of the Reorganization in connection with the anticipated cash tender offer and repayment of its credit facility. If the Reorganization was completed on January 27, 2025, the expected costs of selling 40% of the Acquired Fund’s holdings following the closing of the Reorganization, which is estimated to be 8% of the Combined Fund’s portfolio based on assets as of January 27, 2025, would be approximately $45,000 (or 0.01% of the estimated NAV of the Combined Fund as of January 25, 2025) or $0.00 per share of the Combined Fund. To the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases made in connection with the Reorganization, these will be borne by the Acquired Fund with respect to the portfolio transitioning conducted before the Reorganization and borne by the Combined Fund with respect to the portfolio transitioning conducted after the Reorganization.

The portfolio transitioning pre- and post-Reorganization may result in capital gains or losses, which may have federal income tax consequences for stockholders of the Acquired Fund and shareholders of the Combined Fund. The pre-Reorganization transactions noted above are anticipated to result in net capital gains of $6.5 million, or $0.46 per share based on Acquired Fund holdings as of January 27, 2025. However, it is anticipated that the Acquired Fund’s capital loss carryforwards would offset most of the projected realized gains. Prior to the closing date of the Reorganization, the Acquired Fund may be required to declare a distribution to its stockholders that, together with all previous distributions, will have the effect of distributing to stockholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, all of its net capital gains, if any, through the Closing Date, and all of its net tax-exempt interest income, if any, through the Closing Date. Such a distribution may be taxable to the Acquired Fund stockholders for US federal income tax purposes depending on each stockholder’s individual tax situation, which cannot be determined by abrdn Inc. or abrdn Asia Limited. The actual tax consequences as a result of the sale of securities in advance of the Reorganization are dependent on the portfolio composition of the Acquired Fund at the time such sales are made and market conditions.

In addition, following the Reorganization, the Combined Fund may generate net capital gains or losses as a result of the portfolio realignment discussed further above. For example, if the Reorganization was completed on January 27, 2025, it is estimated that approximately $4.3 million, or $0.13 per share, in capital gains would have resulted from portfolio transitioning in the Combined Fund following the Reorganization.

The actual tax consequences as a result of portfolio repositioning after the closing of the Reorganization are dependent on the portfolio composition of the Acquired Fund at the time of closing and market conditions. Any net capital gain resulting from the realignment coupled with the results of the Acquiring Fund’s normal operations during the tax year following the close of the Reorganization would be distributed to the shareholder base of the Combined Fund post-Reorganization in connection with the annual distribution requirements under US federal tax laws. In addition, the Acquiring Fund is covered by an exemptive order received by the Acquiring Fund’s investment adviser from the SEC. The exemptive relief allows the Acquiring Fund to distribute long-term capital gains as frequently as monthly in any one taxable year. It is possible that gains generated post-Reorganization may be used to supplement the monthly distribution payable to the Combined Fund’s shareholders.

The Acquired Fund’s investment objective is to seek to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index (“TOPIX”), a composite market-capitalization weighted index of all common stocks listed on the First Section of the Tokyo Stock Exchange (“TSE”), whereas the Acquiring Fund’s principal investment objective is to seek to provide a high level of total return with an emphasis on current income.

The Acquired Fund has a policy to invest, under normal circumstances, at least 80% of the value of its assets in equity securities of companies listed on the TSE, listed on the over-the-counter market in Japan or listed on other stock exchanges in Japan. The Acquired Fund may invest without limit in the equity securities of companies of any size, including small-cap and mid-cap companies. The Acquiring Fund has a policy to, under normal circumstances, invest 80% of its net assets (plus the amount of any borrowings for investment purposes) in US and non-US infrastructure-related issuers. Specifically, under normal market conditions, at least 80% of the Acquired Fund’s Total Assets are intended to be invested in securities and instruments of “Infrastructure Issuers,” defined as US and non-US issuers that have as their primary focus (in terms of income and/or assets) the management, ownership and/or operation of infrastructure and utilities assets in a select group of countries, that are expected to provide dividends, interest and other similar income. The Acquiring Fund will invest, under normal circumstances, at least 80% of the Acquiring Fund’s net assets (plus the amount of any borrowings for investment purposes) in US and non-US infrastructure-related issuers. The Acquiring Fund considers an issuer to be infrastructure-related if (i) at least 50% of the issuer’s assets consist of infrastructure assets or (ii) at least 50% of the issuer’s gross income or net profits are attributable to or derived, directly or indirectly, from the ownership, management, construction, development, operation, utilization or financing of infrastructure assets.

Both Funds invest in issuers located outside of the United States. The Acquired Fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies listed on the TSE, listed on the over-the-counter market in Japan or listed on other stock exchanges in Japan. Under normal circumstances, the Acquiring Fund will invest in issuers from at least three different countries and will invest significantly (at least 40% of its total assets – unless market conditions are not deemed favorable by the Advisers, in which case the Acquiring Fund would invest at least 30% of its total assets) in non-US issuers. In addition, both Funds invest in listed equity securities, with the Acquired Fund having a policy to, under normal circumstances, invest at least at least 80% of its assets in equity securities of companies listed on the TSE, listed on the over-the-counter market in Japan or listed on other stock exchanges in Japan, and the Acquired Fund, under normal circumstances, investing at least 60%, and generally expects to invest approximately 75%, of its total assets in listed equity securities of infrastructure-related issuers.

The Acquiring Fund has a term whereas the Acquired Fund does not. The Acquiring Fund’s Declaration of Trust provides that the Acquiring Fund will have a limited period of existence and will dissolve as of the close of business fifteen (15) years from the effective date of the initial registration statement of the Acquiring Fund (i.e., July 28, 2035) (and such date, including any extension, the “Termination Date”); provided, that the Board of Trustees may vote to extend the Termination Date (1) for one period that may in no event exceed one year following the Termination Date, and (2) for one additional period that may in no event exceed six months, in each case without a vote of the Acquiring Fund’s shareholders. On or before the Termination Date, the Acquiring Fund will cease its investment operations, retire or redeem its leverage facilities, if any, liquidate its investment portfolio (to the extent possible) and distribute all of its liquidated net assets to common shareholders of record in one or more distributions on or after the Termination Date. Notwithstanding the foregoing, if the Board of Trustees determines to cause the Acquiring Fund to conduct an Eligible Tender Offer (as defined in the Proxy Statement/Prospectus) and the Eligible Tender Offer is completed, the Board of Trustees may, in its sole discretion and without any action by the shareholders of the Fund, eliminate the Termination Date and provide for the Acquiring Fund’s perpetual existence, subject to certain terms and conditions.

The Acquired Fund currently uses leverage through a prime brokerage agreement. The Acquiring Fund is permitted but does not currently use or intend to use leverage. The Funds’ strategies relating to their use of leverage, if any, may not be successful, and the Funds’ use of leverage will cause the Funds’ NAV to be more volatile than it would otherwise be. There can be no guarantee that the Combined Fund will leverage its assets or, to the extent the Combined Fund utilizes leverage, what percentage of its assets, within regulatory limits, such leverage will represent. Although the use of leverage by a Fund may create an opportunity for increased after-tax total return for the common shares, it also increases market exposure, results in additional risks and can magnify the effect of any losses.

It is expected that stockholders of the Acquired Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares in the Acquired Fund for shares of the Acquiring Fund pursuant to the Reorganization Agreement (except with respect to cash received in lieu of fractional shares of the Acquiring Fund). There can be no assurance that the U.S. Internal Revenue Service (“IRS”) will deem the exchanges to be tax-free. You should consult your tax adviser regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax adviser about other state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only. For further information about the federal income tax consequences of the Reorganization, see “Material Federal Income Tax Consequences” below.

As a condition to the closing of the Reorganization, the Acquired Fund and the Acquiring Fund will receive an opinion from the Acquiring Fund’s counsel Dechert LLP (based on certain facts, assumptions and representations) to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, the transactions contemplated by the Reorganization Agreement constitute a tax-free reorganization within the meaning of section 368(a) of the Code (except with respect to cash received in lieu of fractional shares of the Acquiring Fund). Despite this opinion, there can be no assurances that the IRS will deem the exchanges to be tax-free.

The portfolio transitioning discussed above may result in capital gains or losses, which may have federal income tax consequences.

Prior to the date of the Reorganization’s closing, the Acquired Fund will conduct a cash tender offer of up to 50% of the issued and outstanding common stock of the Acquired Fund at a price per share to be equal to 98% of the Acquired Fund's NAV per share of common stock as determined by the Acquired Fund on the next business day following the expiration date of the tender offer. The tender offer is contingent on stockholders of the Acquired Fund approving the Reorganization.

Acquired Fund stockholders may expect to incur tax consequences as a result of the tender offer, which may vary depending on the size of the tender offer. The Acquired Fund will be required to sell portfolio securities in order to raise cash to pay the tender offer proceeds, which will also result in portfolio transaction costs and likely capital gains distributions. However, it is anticipated that the Acquired Fund’s capital loss carryforwards would offset most of the projected realized gains. Because such cash tender offer is not formally a part of the Reorganization Agreement or this Proposal, stockholders of the Acquired Fund will be provided information regarding such tender offer, including a tender offer statement by the Acquired Fund and related materials, separately at a later date.

In addition, prior to the date of the Reorganization’s closing, the Acquired Fund may declare one or more distributions to its stockholders that, together with all previous distributions, will have the effect of distributing to its stockholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the date of the Reorganization’s closing.

Background and Reasons for the Proposed Reorganization

On March 11, 2025, the Board of the Acquired Fund approved the Reorganization. For the reasons discussed below, the Board determined that the proposed Reorganization would be in the overall best interests of the Acquired Fund.

The Board considered the Reorganization over the course of several meetings held in December 2024 and February and March 2025. At those meetings, abrdn Asia Limited, abrdn Inc. and aIL (collectively, “Aberdeen”) discussed with the Board its reasons for proposing the Reorganization. Aberdeen conducted an evaluation of strategic alternatives for the Acquired Fund and reviewed its evaluation of the strategic alternatives considered for the Acquired Fund with the Board, including, among others, maintaining the status quo, liquidation, reorganization with an affiliated fund, such as the Acquiring Fund, and reorganization with other funds, and advised that Aberdeen had determined that a reorganization with the Acquiring Fund would be in the overall best interests of the Acquired Fund. In connection with the meetings at which the Reorganization was discussed, Aberdeen provided the Board with a variety of materials relating to the Reorganization, including the rationales for and expected benefits and costs of the Reorganization, including that Aberdeen will bear most of the costs (such as legal and solicitation costs) of the Reorganization, comparative information about the Funds and potential conflicts of interest. Based on all the information reviewed, Aberdeen expressed its belief that the Reorganization was the best option for existing stockholders of the Acquired Fund and that the Board should approve and recommend that stockholders of the Acquired Fund approve the Reorganization. Aberdeen highlighted that stockholders of the Acquired Fund who become shareholders of the Acquiring Fund may benefit from the economies of scale of a larger fund such as the Acquiring Fund, improved liquidity and diversification, the increased distribution capabilities of the Acquiring Fund, the Acquiring Fund’s higher distribution rate and potentially improved premium/discount to NAV levels. In addition, at the meetings, the Board received presentations from representatives of Aberdeen and was able to ask questions about the Reorganization and the Acquiring Fund. In connection with the meetings and prior to approving the Reorganization, the Independent Directors of the Acquired Fund met in private sessions and reviewed the information provided and discussed the proposed Reorganization with their independent legal counsel.

Based upon all the information provided taken as a whole and the discussions at the meetings, the Board, including all of the Independent Directors, approved the Reorganization, and determined that the Reorganization would be in the overall best interests of the Acquired Fund. Accordingly, the Board recommends that stockholders of the Acquired Fund approve the Reorganization.

In determining to approve the Reorganization and to recommend that stockholders of the Acquired Fund approve the Reorganization, the Board considered, among other things, the following factors:

●	the terms and conditions of the Reorganization Agreement, particularly that the Acquiring Fund will assume all or substantially all of the assets and liabilities of the Acquired Fund through the Reorganization and that the Reorganization will be submitted to the stockholders of the Acquired Fund for their approval;

●	that the approval of the Reorganization would require approval of two-thirds of the Acquired Fund’s outstanding shares, a super majority vote designed to assure broad consensus among the Acquired Fund’s stockholders;

●	the recommendation of abrdn Asia Limited, as investment manager to the Acquired Fund, with respect to the Reorganization;

●	information provided by Aberdeen about the portfolio management team of the Acquiring Fund;

●	the similarities and differences of the investment objectives, investment limitations and principal investment strategies of the Funds and the similarities and differences in the types of investments employed by each Fund, as well as the resources required for such investments, including determinations with respect to the Acquired Fund’s relative use of leverage, any risks and expenses related to such use of leverage, and the relative risks of the Funds as described herein under “Comparison of the Funds”;

●	the comparative investment performance of the Acquired Fund and Acquiring Fund over various time periods;

●	the anticipated fees and expenses of the Combined Fund after the Reorganization as compared to the current expenses of the Acquired Fund, including the higher investment advisory fee of the Combined Fund and the Expense Limitation Agreement of the Acquiring Fund, negotiated between the Board and aIL as part of the Board’s consideration of the Reorganization, which would limit the expenses of the Combined Fund for twelve months from the closing of the Reorganization or June 30, 2026, whichever is later;

●	the potential improved liquidity for Acquired Fund stockholders resulting from the Combined Fund’s increased assets under management, greater market visibility, higher daily trading volume and analyst and media coverage;

●	the Funds’ comparative historical distribution rates and frequency, the Funds’ historical premiums and discounts and the potential improvement of premium/discount NAV levels in connection with the Reorganization;

●	the Reorganization will be undertaken at NAV between the Acquired Fund and the Acquiring Fund, which would not dilute the value of the common stock of the Acquired Fund;

●	the fact that the Reorganization is expected to provide greater opportunities to realize economies of scale by combining the assets of the Acquired Fund and the Acquiring Fund;

●	that the Acquired Fund and Acquiring Fund currently share the same custodian, transfer agent, dividend paying agent and registrar, fund accounting services provider, independent registered public accounting firm and fund counsel.

●	Aberdeen, and not the Acquired Fund, will bear most of the costs of the Reorganization, such as proxy solicitation and legal expenses, but exclusive of any brokerage commissions or other portfolio transaction costs of the Acquired Fund;

●	the potential conflicts of interest of Aberdeen, including that Aberdeen serves as investment manager to the Acquiring Fund;

●	the estimated portfolio transaction costs associated with sales and purchases made in connection with the Reorganization, which portfolio turnover is expected to be close to 100%, and the fact that such costs would be borne by the Acquiring Fund with respect to the portfolio transitioning conducted after the Reorganization;

●	Aberdeen’s representation that it would use its best efforts to minimize transaction costs associated with portfolio transitioning, which Aberdeen anticipates will take no more than one week following the closing of the Reorganization;

●	the fact that, based on current market valuations, any gains generated are not expected to materially impact shareholders from a tax perspective, as such gains will either be offset by loss carryforwards or will be distributed as part of the ongoing managed distribution policy of the Acquiring Fund;

●	the expectation that the Reorganization is expected to qualify as a tax-free transaction for U.S. federal income tax purposes;

●	that Acquired Fund stockholders, prior to the Reorganization closing date, and contingent on stockholders approving the Reorganization, would have the opportunity to participate in a cash tender offer of up to 50% of the issued and outstanding shares of the Acquired Fund at a price per share to be equal to 98% of the Acquired Fund’s NAV per share as determined by the Acquired Fund on the next business day following the expiration date of the tender offer;

●	that Acquired Fund stockholders who do not wish to become shareholders of the Acquiring Fund will have an opportunity to participate in the cash tender offer or sell their Acquired Fund shares on the NYSE before the Reorganization; and

●	the consideration of other options available to the Acquired Fund.

Based upon on all the foregoing considerations, the Board, in the exercise of its business judgment, approved the Reorganization, including the proposed Reorganization Agreement and the transactions contemplated thereby, and determined that the Reorganization would be in the overall best interests of the Acquired Fund. No single factor was determinative in the Board’s analysis and all factors were taken as a whole.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL NO. 1 AT THE SPECIAL MEETING.

Vote Required for the Proposal

The Proposal will require the affirmative vote of at least two-thirds of the shares of common stock of the Acquired Fund outstanding and entitled to vote thereupon at the Special Meeting. For additional information regarding voting requirements, see “Voting Information and Requirements.”

COMPARISON OF THE FUNDS

Investment Objectives

Both of the Funds seek to provide a high level of return.

The investment objectives of the Funds are different. The Acquired Fund’s investment objective is to seek to outperform over the long term, on a total return basis (including appreciation and dividends), the TOPIX, a composite market-capitalization weighted index of all common stocks listed on the First Section of the Tokyo Stock Exchange TSE, whereas the Acquiring Fund’s principal investment objective is to seek to provide a high level of total return with an emphasis on current income. There can be no assurance that either Fund will achieve its investment objective. The Funds’ investment objectives are non-fundamental and may be changed without shareholder approval.

Principal Investment Strategies

The Acquired Fund has a policy to invest, under normal circumstances, at least 80% of its assets, in equity securities of companies listed on the TSE or listed on the over-the-counter market in Japan or listed on other stock exchanges in Japan. The Acquired Fund may invest without limit in the equity securities of companies of any size, including small-cap and mid-cap companies. The Acquiring Fund has a policy to, under normal circumstances, invest 80% of its net assets (plus the amount of any borrowings for investment purposes) in US and non-US infrastructure-related issuers. Specifically, under normal market conditions, at least 80% of the Acquired Fund’s Total Assets are intended to be invested in securities and instruments of “Infrastructure Issuers,” defined as US and non-US issuers that have as their primary focus (in terms of income and/or assets) the management, ownership and/or operation of infrastructure and utilities assets in a select group of countries, that are expected to provide dividends, interest and other similar income. The Acquiring Fund will invest, under normal circumstances, at least 80% of the Acquiring Fund’s net assets (plus the amount of any borrowings for investment purposes) in US and non-US infrastructure-related issuers. The Acquiring Fund considers an issuer to be infrastructure-related if (i) at least 50% of the issuer’s assets consist of infrastructure assets or (ii) at least 50% of the issuer’s gross income or net profits are attributable to or derived, directly or indirectly, from the ownership, management, construction, development, operation, utilization or financing of infrastructure assets.

Both Funds invest in issuers located outside of the United States. The Acquired Fund seeks to invest at least 80% of its assets, in equity securities of companies listed on the TSE, listed on the over-the-counter market in Japan or listed on other stock exchanges in Japan. Under normal circumstances, the Acquiring Fund will invest in issuers from at least three different countries and will invest significantly (at least 40% of its total assets – unless market conditions are not deemed favorable by the Adviser, in which case the Acquiring Fund would invest at least 30% of its total assets) in non-US issuers.

The Acquired Fund currently uses leverage whereas the Acquiring Fund currently does not but may do so in the future. There can be no guarantee that the Combined Fund will leverage its assets or, to the extent the Combined Fund utilizes leverage, what percentage of its assets such leverage will represent. Please see “Leverage” below for additional information regarding the Funds’ strategies with respect to use of leverage.

The following table shows the principal investment strategies of each Fund.

Acquired Fund	Acquiring Fund

The Fund seeks to achieve its investment objective by investing substantially all of its assets, but under normal circumstances at least 80% of its assets, in equity securities of companies listed on the TSE or listed on the over-the-counter market in Japan or listed on other stock exchanges in Japan.

The Fund may invest without limit in the equity securities of companies of any size, including small-cap and mid-cap companies. In seeking to achieve the Fund’s investment objective, the Investment Manager invests in quality companies and is an active, engaged owner. The Investment Manager evaluates every company against quality criteria and build conviction using a team-based approach and peer review process. The quality assessment covers five key factors: 1) the durability of the business model, 2) the attractiveness of the industry, 3) the strength of financials, 4) the capability of management, and 5) the most material environmental, social and governance (“ESG”) factors impacting a company. The Investment Manager seeks to understand what is changing in companies, industries and markets but is not being priced into the market or is being mispriced. Through fundamental research, supported by a global research presence and proprietary tools, the Investment Manager seeks to identify companies whose quality is not yet fully recognized by the market. The Investment Manager may sell security when it perceives that a company’s business direction or growth potential has changed or the company’s valuations no longer offer attractive relative value.

There is no limit on the percentage of the Fund’s assets that may be invested in any one industry or sector, but under the investment strategy of the Investment Manager the Fund would not expect more than 25% to be invested in any one industry under normal circumstances.

The Fund seeks to achieve its investment objective by investing primarily in a portfolio of income-producing public and private infrastructure equity investments around the world.

Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) will be invested in US and non-US infrastructure-related issuers. The Fund considers an issuer to be infrastructure-related if (i) at least 50% of the issuer’s assets consist of infrastructure assets or (ii) at least 50% of the issuer’s gross income or net profits are attributable to or derived, directly or indirectly, from the ownership, management, construction, development, operation, utilization or financing of infrastructure assets. Infrastructure assets are the physical structures and networks that provide necessary services to society. Examples of infrastructure assets include, but are not limited to, transportation assets (e.g., toll roads, bridges, tunnels, parking facilities, railroads, rapid transit links, airports, refueling facilities and seaports), utility assets (e.g., electric transmission and distribution lines, power generation facilities, gas and water distribution facilities and sewage treatment plants), communications assets (e.g., wireless telecommunication services, cable and satellite networks, broadcast and wireless towers), energy infrastructure assets (e.g., pipelines) and social assets (e.g., courthouses, hospitals, schools, correctional facilities, stadiums and subsidized housing).

Acquired Fund	Acquiring Fund

The Fund’s policy to invest, under normal circumstances, at least 80% of the value of its assets in equity securities of companies listed on the TSE, listed on the over-the-counter market in Japan or listed on other stock exchanges in Japan is a non-fundamental policy. The Fund will provide stockholders with at least 60 days prior notice of any change to this non-fundamental policy.

Temporary Investments. Generally, the Fund will be fully invested in accordance with its investment objective and strategies; however, for purposes of settlement, meeting expenses, paying dividends or other cash management purposes, or if the Fund’s Investment Manager believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash, cash equivalents or other short-term obligations, including the following short-term instruments:

●       obligations of the U.S. Government, its agencies or instrumentalities (including repurchase agreements with respect to these securities),

●       bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of U.S. banks and foreign banks denominated in any currency,

●       short-term floating rate securities and other instruments denominated in any currency issued by international development agencies, banks and other financial institutions, governments and their agencies and instrumentalities, and corporations located in countries that are members of the Organization for Economic Cooperation and Development,

●       obligations of U.S. corporations that are rated no lower than A-2 by Standard & Poor’s Rating Group or P-2 by Moody’s Investor Services or the equivalent by another rating service or, if unrated, deemed to be of equivalent quality by the Investment Manager, and

●      shares of money market funds that are authorized to invest in short-term instruments described above.

The use of temporary investments prevents the Fund from fully pursuing its investment objective.

Leverage. The portfolio management team currently anticipates using leverage, under normal circumstances, in the amount of approximately 10%-15% of the Fund’s total assets over the longer term. Depending on market conditions, the Fund may borrow more or less than 10%-15% of the Fund’s total assets (but may not exceed the limits imposed by the 1940 Act or any rule, order or interpretation thereunder). The Fund intends to use leverage through borrowing from a credit facility. The Fund also would be permitted to engage in other transactions, such as reverse repurchase agreements and issuance of debt securities or preferred securities, which have the effect of leverage, but currently has no intention to do so.

The Fund may invest in issuers located anywhere in the world, including issuers located in emerging markets. Under normal circumstances, the Fund will invest in issuers from at least three different countries and will invest significantly (at least 40% of its total assets – unless market conditions are not deemed favorable by the Advisers, in which case the Fund would invest at least 30% of its total assets) in non-US issuers. A company is considered a non-US issuer if Fund management determines that the company meets one or more of the following criteria:

●      the company is organized under the laws of or has its principal place of business in a country outside the US;

●      the company has its principal securities trading market in a country outside the US; and/or

●      the company derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in a country outside the US.

It is currently anticipated that, under normal circumstances, the Fund’s investments in emerging market issuers will not exceed 30% of the Fund’s total assets. At times, the Fund may have a significant amount of its assets invested in a country or geographic region. The Fund may invest in securities denominated in US dollars and currencies of foreign countries.

The Fund’s investment portfolio generally will be comprised of the following:

●     Public Infrastructure Investments. The Fund will, under normal circumstances, invest at least 60%, and generally expects to invest approximately 75%, of its total assets in listed equity securities of infrastructure-related issuers. Equity securities in which the Fund intends to invest include primarily common stocks, preferred stocks and depositary receipts. The Fund may invest in securities of any market capitalization. During the period of initial investment in Private Infrastructure Opportunities (defined below), and as the Fund approaches the end of its 15-year term, the Fund may refrain from making new investments in Private Infrastructure Opportunities, if necessary, for liquidity purposes, and invest up to 100% of its total assets in public infrastructure investments.

●     Private/Direct Infrastructure Investments. Under normal circumstances, the Fund will invest at least 10%, and currently intends to generally invest closer to 25%, of its total assets, measured at the time of investment, in infrastructure assets through private transactions (“Private Infrastructure Opportunities”). A “private transaction” means an investment in infrastructure assets through the purchase of securities in a transaction that is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Private Infrastructure Opportunities include investments in: (i) sponsor vehicles created for the purpose of investing in private infrastructure companies or assets, as described below; (ii) equity or credit interests in private infrastructure operating companies; and (iii) to a lesser extent, private equity funds that invest in infrastructure assets. Private Infrastructure Opportunities may include investments alongside other funds or accounts advised by the Advisers or their affiliates in certain infrastructure assets (“Co-Investment Opportunities”) or on a stand-alone basis alongside other investors (“Stand-Alone Opportunities”). Unless and until the Fund receives an exemptive order from the SEC to co-invest in negotiated Co-Investment Opportunities (which cannot be assured), the Fund will only invest in Co-Investment Opportunities where the transaction is permitted under existing regulatory guidance, such as transactions in which price is the only negotiated term. Certain Co-Investment Opportunities and Standalone Opportunities may be issued by sponsor vehicles structured, for administrative and/or tax purposes, as funds that would be investment companies but for the provisions of Section 3(c)(1) or 3(c)(7) of the 1940 Act (“sponsor vehicles”). Such sponsor vehicles do not generally have the same characteristics as funds relying on Section 3(c)(1) or 3(c)(7) that are commonly known as “private equity funds”. The Fund will not invest in funds commonly known as “private equity funds”. The Fund will invest no more than 15% of its net assets, measured at the time of investment, in all sponsor vehicles and no more than 3% of its net assets, measured at the time of investment, in a single sponsor vehicle. In addition, at all times, the Fund will own only a minority ownership interest (i.e., less than 50%) in any sponsor vehicle in which it invests.

Acquired Fund	Acquiring Fund

The 1940 Act generally prohibits the Fund from engaging in most forms of leverage representing indebtedness other than preferred shares unless immediately after such incurrence the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the aggregate senior securities representing indebtedness (i.e., the use of leverage through senior securities representing indebtedness may not exceed 33 1/3% of the Fund’s total net assets (including the proceeds from leverage)). Additionally, under the 1940 Act, the Fund generally may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless at the time of such declaration or purchase, this asset coverage test is satisfied. With respect to asset coverage for preferred shares, under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s total net assets (as defined above) is at least 200% of the liquidation value of the outstanding preferred shares and the newly issued preferred shares plus the aggregate amount of any senior securities of the Fund representing indebtedness (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund’s total net assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s total net assets (determined after deducting the amount of such dividend or other distribution) satisfies the above-referenced 200% coverage requirement.

The Fund may have a lower percentage of its total assets invested in Private Infrastructure Opportunities and a higher percentage of its assets invested in publicly listed infrastructure issuers during certain periods in the life-cycle of the Fund, such as during the periods of initial investment in Private Infrastructure Opportunities and as the Fund approaches the end of its 15-year term. In addition, as the Fund disposes of individual Private Infrastructure Opportunities, the Fund will look to redeploy its capital into new Private Infrastructure Opportunities, which may be scarce. As the Fund approaches the end of its 15-year term, the Fund may refrain from making new investments in Private Infrastructure Opportunities, if necessary, for liquidity purposes, and increase its allocation to listed infrastructure investments. During such periods, the Fund may have a lower percentage of its total assets invested in Private Infrastructure Opportunities and may invest up to 100% in public infrastructure investments.

In addition, the Fund may use derivative instruments from time to time, primarily to hedge currency exposure, although it is not required to do so. To the extent the Fund invests in derivative instruments that provide economic exposure to infrastructure-related issuers, such investments will be counted for purposes of the Fund’s 80% investment policy. The Fund will value derivatives based on market value or fair value for purposes of its 80% investment policy.

In selecting public infrastructure investments, the Advisers seek to invest in quality companies and are an active, engaged owner. The Advisers evaluate a company against quality criteria and build conviction using a team-based approach and peer review process. The quality assessment covers five key factors: 1) the durability of the business model, 2) the attractiveness of the industry, 3) the strength of financials, 4) the capability of management, and 5) the most material environmental, social and governance (“ESG”) factors impacting a company. The Advisers seek to understand what is changing in companies, industries and markets but is not being priced into the market or is being mispriced. Through fundamental research, supported by a global research presence, the Advisers seek to identify companies whose quality is not yet fully recognized by the market. As active equity investors, the Advisers use deep fundamental research and a disciplined investment process to pursue the Fund’s investment objective.

With respect to the Fund's private/direct infrastructure investments, the Advisers’ process combines their expertise developed over the last decade in sourcing, diligencing and monitoring Private Infrastructure Opportunities. The Advisers use this information, combined with first-hand research, a disciplined due diligence process and its experience and understanding of the infrastructure sector and the related risks, in order to select Private Infrastructure Opportunities that the Advisers believe will help it achieve the Fund's investment objective. The Advisers pursue Private Infrastructure Opportunities which they believe can generate incremental returns depending on the timing and quality of available opportunities.

The Fund may invest up to 20% of its net assets in securities issued by companies that are not infrastructure companies. The Fund may also invest in debt securities, including short-term debt obligations, cash or cash equivalents.

The Fund intends to achieve the income component of its investment objective by investing in dividend-paying listed equity securities and Private Infrastructure Opportunities. The Fund’s income distributions are supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a nontaxable return of capital.

Acquired Fund	Acquiring Fund

Unless otherwise stated, the Fund’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. The Fund’s policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in US and non-US infrastructure-related issuers may be changed by the Board without shareholder approval; however, if this policy changes, the Fund will provide shareholders at least 60 days’ written notice before implementation of the change in compliance with SEC rules. Unless otherwise stated, these investment restrictions apply at the time of purchase; the Fund will not be required to reduce a position due solely to market price fluctuations.

The Fund may invest in money market mutual funds; cash; cash equivalents; securities issued or guaranteed by the U.S. government or its instrumentalities or agencies; high quality, short-term money market instruments; short-term debt securities; certificates of deposit; bankers' acceptances and other bank obligations; commercial paper or other liquid debt securities on a temporary basis to meet working capital needs, including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions and to facilitate the payment of expenses and settlement of trades. Under adverse market or economic conditions, the Fund may invest up to 100% of its total assets in these securities on a temporary basis. In addition, immediately leading up to the date of the Fund's dissolution, in connection with an Eligible Tender Offer, the Fund may invest a significant portion of its assets in these securities on a temporary basis. To the extent the Fund invests in these securities, the Fund may not achieve its investment objective.

Distribution Information

On March 11, 2025, in connection with the approval of the Reorganization, the Board of the Acquired Fund approved the suspension of the Fund’s managed distribution policy following the distribution payable on March 31, 2025. Prior to such suspension, the Acquired Fund had a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average daily NAV for the previous three months as of the month-end prior to declaration of such distribution. The Board had determined that the annualized rate would be 6.5%. The Acquired Fund most recently paid a quarterly distribution of $0.11 per share on March 31, 2025; based on the market price and NAV as of February 28, 2025, the Acquired Fund’s annualized distribution rate is 7.7% and 6.5%, respectively. The Acquiring Fund has a managed distribution policy of paying monthly distributions at an annual rate, set once a year, as a percentage of the rolling average of the Fund’s NAV over the preceding month-end prior to declaration date. March 2025, the Board determined the rolling distribution rate to be 12% for the 12-month period commencing with the distribution payable in April 2025. The Acquiring Fund paid a distribution on February 28, 2025 of $0.19 per share; based on the market price and NAV as of February 28, 2025, the Acquiring Fund’s annualized distribution rate is 12.7% and 11.7%, respectively. The Combined Fund expects to keep the current managed distribution policy of the Acquiring Fund in place after the Reorganization.

In addition, the Acquiring Fund is covered by an exemptive order received by the Acquiring Fund’s investment adviser from the SEC. The exemptive relief allows the Acquiring Fund to distribute long-term capital gains as frequently as monthly in any one taxable year. It is possible that gains generated post-Reorganization may be used to supplement the monthly distribution payable to the Combined Fund’s shareholders.

The Combined Fund intends to make its first distribution to shareholders in the month immediately following the closing of the Reorganization. In addition, the Combined Fund expects to follow the same frequency of payments as the Acquiring Fund and to make monthly distributions to shareholders.

Please see “Description of Common Shares to be Issued by the Acquiring Fund; Comparison to the Acquired Fund” below for additional information.

Leverage

The Acquired Fund currently uses leverage in the form of a prime brokerage agreement whereas the Acquiring Fund is permitted but does not currently use or intend to use leverage. The Funds’ strategies relating to their use of leverage, if any, may not be successful, and the Funds’ use of leverage will cause the Funds’ NAV to be more volatile than it would otherwise be. There can be no guarantee that the Combined Fund will leverage its assets or, to the extent the Combined Fund utilizes leverage, what percentage of its assets such leverage will represent. Although the use of leverage by a fund may create an opportunity for increased after-tax total return for the common shares, it also increases market exposure, results in additional risks and can magnify the effect of any losses.

The Acquired Fund is required to pay back its outstanding bank borrowings in connection with the closing of the Reorganization. It is anticipated that approximately 10% of the Acquired Fund’s holdings will be sold by the Acquired Fund before the closing of the Reorganization in order to pay back its outstanding leverage under its credit facility and to fund an anticipated tender offer, detailed below. As a result of the disposition of securities, the Acquired Fund may hold more uninvested cash prior to the Closing Date, and there may be times when the Acquired Fund is not fully invested in accordance with its investment objective and strategies during this transition period, which may cause the Acquired Fund to forgo any appreciation in value of portfolio investments, if any. This may impact the Acquired Fund’s performance. As of January 27, 2025 the expected transaction costs to de-lever the Acquired Fund’s credit facility and fund the anticipated tender offer would be approximately $73,000 (or 0.08% of the Acquired Fund’s NAV as of January 27, 2025) or $0.01 per share. The Acquired Fund’s holdings in Japan may impose an additional foreign transfer tax on the transfer of such securities to the Acquiring Fund. These taxes, if any, are in addition to the transaction costs disclosed above and would be borne by the Combined Fund. The foregoing estimates are subject to change depending on the composition of Acquired Fund’s portfolio and market circumstances at the time any sales are made.

The payments to settle the Acquired Fund’s outstanding leverage under its credit facility discussed above may result in capital gains or losses, which may have federal income tax consequences. The pre-Reorganization portfolio transitioning noted above is anticipated to result in net capital gains of $6.5 million, or $0.46 per share based on Acquired Fund holdings as of January 27, 2025. However, it is anticipated that the Acquired Fund’s capital loss carryforwards would offset most of the projected realized gains. The actual tax consequences as a result of the sale of securities in advance of the Reorganization are dependent on the portfolio composition of the Acquired Fund at the time such sales are made and market conditions.

Tender Offer

Prior to the closing of the Reorganization, the Acquired Fund will conduct a cash tender offer of up to 50% of the issued and outstanding common stock of the Acquired Fund at a price per share to be equal to 98% of the Acquired Fund's NAV per share of common stock as determined by the Acquired Fund on the next business day following the expiration date of the tender offer. The tender offer is contingent on stockholders of the Acquired Fund approving the Reorganization.

Acquired Fund stockholders may expect to incur tax consequences as a result of the tender offer, which may vary depending on the size of the tender offer. The Acquired Fund will be required to sell portfolio securities in order to raise cash to pay the tender offer proceeds, which will also result in portfolio transaction costs and likely capital gains distributions. However, it is anticipated that the Acquired Fund’s capital loss carryforwards would offset most of the projected realized gains. Because such cash tender offer is not formally a part of the Reorganization Agreement or this Proposal, stockholders of the Acquired Fund will be provided information regarding such tender offer, including a tender offer statement by the Acquired Fund and related materials, separately at a later date.

Portfolio Transitioning

Based on the Acquired Fund’s holdings as of January 27, 2025, it is anticipated that approximately 60% of the Acquired Fund’s holdings will be sold before the closing of the Reorganization in connection with the anticipated cash tender offer and repayment of its credit facility. The remaining 40% of the Acquired Fund’s holdings anticipated to be transferred into the Acquiring Fund are estimated to represent 8% of the Combined Fund’s portfolio based on each Fund’s NAV as of January 27, 2025. Following the Reorganization, the Combined Fund expects to realign its portfolio in a manner consistent with its investment strategies and policies, which will be the same as the Acquiring Fund’s strategies and policies. The Combined Fund may not be invested consistent with its investment strategies or abrdn Inc. and aIL’s investment approach while such realignment occurs. The realignment is anticipated to take approximately one week following the closing of the Reorganization, based on current market conditions and assuming that the Acquired Fund’s holdings are the same as of January 27, 2025. Sales and purchases of less liquid securities, if any, could take longer. If the Reorganization was completed on January 27, 2025, the expected transaction costs of selling 40% of the Acquired Fund’s holdings following the closing of the Reorganization, which is estimated to equal approximately 8% of the Combined Fund’s portfolio based on assets as of January 27, 2025, would be approximately $45,000 (or 0.01% of the estimated NAV of the Combined Fund as of January 27, 2025) or $0.00 per share of the Combined Fund. To the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases made in connection with the Reorganization, these will be borne by the Acquired Fund with respect to the portfolio transitioning conducted before the Reorganization and borne by the Combined Fund with respect to the portfolio transitioning conducted after the Reorganization. The portfolio transitioning pre- and post-Reorganization may result in capital gains or losses, which may have federal income tax consequences for stockholders of the Acquired Fund and shareholders of the Combined Fund.

As of October 31, 2024, the Acquired Fund had aggregate leverage from borrowings, which represented a percentage of its total assets of 9.3%. The Acquiring Fund had no leverage.

Fees and Expenses

Below is a comparison of the fees and expenses of the Funds before and after the Reorganization based on the expenses for the fiscal year ended October 31, 2024 for the Acquired Fund, and the fiscal year ended September 30, 2024, for the Acquiring Fund. The pro forma information for the Combined Fund as of January 31, 2025. Pro forma combined fees and expenses are estimated in good faith and are hypothetical.

It is important to note that following the Reorganization, stockholders of the Acquired Fund would be subject to the actual fees and expenses of the Acquiring Fund, which may not be the same as the pro forma combined fees and expenses. Future fees and expenses may be greater or lesser than those indicated below.

	Acquired Fund	Acquiring Fund		Pro Forma Combined Fund
Common Shareholder Transaction Expenses
Sales Load (as a percentage of the offering price)(1)	None	None		None
Offering expenses (as a percentage of offering price)(1)	None	None		None
Dividend reinvestment and optional cash purchase plan fees (per share for open-market purchases of common shares)
Fee for Open Market Purchases of Common Shares	$0.02 (per share) (2)	$0.02 (per share)	(2)	$0.02 (per share)	(2)
Fee for Optional Shares Purchases	$5.00 (max) (2)	$5.00 (max)	(2)	$5.00 (max)	(2)
Sales of Shares Held in a Dividend Reinvestment Account	$0.12 (per share) and $25.00 (max) (2)	$0.12 (per share) and $25.00 (max)	(2)	$0.12 (per share) and $25.00 (max)	(2)

Annual expenses (as a percentage of net assets attributable to Common Stock/Shares)
Advisory fee(3)	0.36%	1.35%		1.35%
Interest expense(4)	0.09%	None		None
Other expenses	0.65%	0.69	%(7)	0.62	%(7)
Acquired Fund Fees and Expenses(5)	None	0.12%		0.11%
Total annual expenses	1.10%	2.16%		2.08	%(6)
Less: expense reimbursement/waiver(6)	None	(0.04)%		(0.01)
Total annual expenses after expense reimbursement	1.10%	2.12%		2.07%

(1)

No sales load will be charged in connection with the issuance of Acquiring Fund common shares as part of the Reorganization. Common shares are not available for purchase from the Funds but may be purchased on the NYSE through a broker-dealer subject to individually negotiated commission rates. Common shares purchased in the secondary market may be subject to brokerage commissions or other charges.

(2)

Shareholders who participate in a Fund’s Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”) may be subject to fees on certain transactions. Fees for Computershare Trust Company N.A. (the “Plan Agent”) for the handling of the reinvestment of dividends will be paid by the Fund; however, participating shareholders will pay a $0.02 per share fee incurred in connection with open-market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant, which will be deducted from the value of the dividend. For optional share purchases, shareholders will also be charged a $2.50 fee for automatic debits from a checking/savings account, a $5.00 one-time fee for online bank debit and/or $5.00 for check. Shareholders will be subject to $0.12 per share fee and either a $10.00 fee (for batch orders) or $25.00 fee (for market orders) for sales of shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.

(3)

The contractual advisory fee of the Acquired Fund is an annual rate of 0.60% of the first $20 million, 0.40% of the next $30 million, and 0.20% of the excess over $50 million of the Fund’s average weekly Managed Assets. Managed Assets” of the Fund means total assets of the Fund, including assets attributable to investment leverage, minus all liabilities, but not excluding any liabilities or obligations attributable to leverage obtained by the Fund for investment purposes through (i) the issuance or incurrence of indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means, but not including any collateral received for securities loaned by the Fund.

The contractual advisory fee of the Acquiring Fund and the Combined Fund is 1.35% of the Fund’s average daily Managed Assets. “Managed Assets” is defined as total assets of the Fund, including assets attributable to any form of leverage, minus liabilities (other than debt representing leverage and the aggregate liquidation preference of any preferred stock that may be outstanding).

The advisory fee percentage calculation assumes the use of leverage by each Fund as discussed in note (4) below.

(4)

For the Acquired Fund, the information in the table is based on total borrowings of $9,978,664 for the Acquired Fund (the balance outstanding under the Acquired Fund’s prime brokerage agreement as of October 31, 2024, representing approximately 9.3 % of the Acquired Fund’s Managed Assets) and a weighted average interest rate during the fiscal year ended October 31, 2024 of 0.90%.

For the Acquiring Fund, the information in the table is based on total borrowings of $0 for the Acquiring Fund.

For the Combined Fund, the information in the table is based on estimated total borrowings of $0 for the Combined Fund (the same amount of borrowing as the Acquiring Fund for the fiscal year ended September 30, 2024).

There can be no assurances that the Acquired Fund will be able to maintain its current level of borrowing, that the terms under which the Acquired Fund borrows will not change, or that the Acquired Fund’s use of leverage will be profitable.

(5)	AFFE are indirect costs incurred by the Acquiring Fund as a result of investment in one or more unregistered funds. Acquired fund fees and expenses are borne indirectly by the Acquiring Fund, but they are not reflected in the Acquiring Fund’s financial statements; and the information presented in the table will differ from that presented in the Acquiring Fund’s financial highlights.

(6)

abrdn Inc., the investment adviser of the Acquiring Fund, has contractually agreed to limit the total ordinary operating expenses of the Combined Fund (excluding leverage costs, interest, taxes, brokerage commissions, acquired fund fees and expenses and any non-routine expenses) from exceeding 1.65% of the average daily net assets of the Combined Fund on an annualized basis for twelve months from the closing of the Reorganization or June 30, 2026, whichever is later . The Acquiring Fund or Combined Fund, as applicable, may repay any such reimbursement from abrdn Inc. within three years of the reimbursement, provided that the following requirements are met: the reimbursements do not cause the Acquiring Fund or Combined Fund, as applicable, to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by abrdn Inc.

(7)	The Acquiring Fund holds certain portfolio company investments through abrdn Global Infrastructure Income Fund BL, LLC (the “Subsidiary”). Such Subsidiary may be subject to U.S. federal and state corporate-level income taxes. The Acquiring Fund recorded a deferred tax liability primarily associated with its subsidiary’s investments in partnerships for fiscal years ended September 30, 2024 and September 30, 2023. Deferred tax assets and liabilities are recorded for losses or income at the Subsidiary using statutory tax rates. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

Expense Example

The following example illustrates the expenses that a shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The example set forth below assumes shares of each Fund were owned as of the completion of the Reorganization and uses a 5% annual rate of return as mandated by SEC regulations.*

	1 Year	3 Years	5 Years	10 Years
Acquired Fund	$11	$35	$61	$134
Acquiring Fund	$22	$67	$115	$249
Pro Forma Combined Fund	$21	$65	$112	$241

*	The example should not be considered a representation of future expenses or rate of return and actual Combined Fund expenses may be greater or less than those shown. The example assumes that (i) all dividends and other distributions are reinvested at NAV; (ii) the percentage amounts listed under “Total annual expenses” above remain the same in the years shown; and (iii) the expense reimbursement agreement for the Combined Fund limiting the total ordinary expenses of the Combined Fund following the consummation of the Reorganization (excluding leverage costs, interest, taxes, brokerage commissions, acquired fund fees and expenses and any non-routine expenses) from exceeding 1.65% of the average daily net assets of the Combined Fund on an annualized basis, as described in note (6) above.

Principal Risks

The principal risks of the Funds are similar but include some substantial differences. Although the Funds are subject to similar risks in connection with their investment objectives, their risks materially differ in certain ways on account of distinct investment objectives and strategies. The Acquiring Fund is subject to certain risks specific to its holdings in emerging markets securities, derivatives and private placements as well as risks in connection with its limited term, and the Acquired Fund is subject to risks specific to its use of leverage and focus on certain geographies and sectors. Therefore, in the chart below and principal risks that follow, you will notice that the Acquired Fund is subject to certain risks associated with investing in debt securities to which the Acquiring Fund is not subject and that the Acquiring Fund is subject to certain risks stemming from its potential exposure to emerging markets, private placements and various derivative instruments to which the Acquired Fund is not subject. The Acquired Fund and the Acquiring Fund may share similar risks but describe them differently or under a different risk heading. A chart showing the risks applicable to each Fund based on section headings is included directly below. Because the chart categorizes risk heading titles only, it is possible that the descriptions of the risks could encompass broader concepts for one Fund compared to the other or include multiple associated risks under a single heading. Therefore, the descriptions of the risks associated with each heading for each Fund is included below the chart to provide more descriptive information of each risk.

Principal Risks	Acquired Fund	Acquiring Fund
Certain provisions of the Articles of Incorporation; anti-takeover provisions risk	X	X
Asset allocation risk		X
Capital markets risk		X
Communications sector risk		X
COVID-19 risk		X
Customer risk		X
Terrorism and cybersecurity risk		X
Debt securities risk		X
Derivatives risk		X
Developing industries risk		X
Dividend strategy risk		X
Emerging market securities risk		X
Energy infrastructure sector risk		X
Environmental risk		X
Equity securities risk	X	X
ESG integration Risk	X
Europe related risk		X
Exchange rate fluctuations and foreign currency considerations; foreign currency exposure risk	X	X
Financing risk		X
Foreign securities risk	X	X
Foreign custody risk	X
Geographic focus Risk	X
Sector risk; industry and sector risk	X	X
Industrials sector risk	X
Inflation risk		X
Information technology sector risk	X
Infrastructure related investments risk		X
Interest rate risk		X
Issuer Risk	X
Legal, regulatory and policy risks		X

Principal Risks	Acquired Fund	Acquiring Fund
Interest expenses and leverage risk; leverage risk	X	X
LIBOR risk
Limitations on transactions with affiliates risk		X
Limited term and tender offer risk		X
Liquidity risk		X
Management risk	X	X
Net asset value discount risk; market discount risk	X	X
Market events risk	X	X
Master limited partnership risk
Natural disasters risk		X
Foreign securities risk		X
Operating results risk		X
Operating expenses risk	X
Operational risk	X	X
Portfolio turnover risk		X
Conflicts of interest risk; potential conflicts of interest risk	X	X
Preferred equity risk		X
Private company securities risk		X
Unregistered portfolio securities risk; private placements and other restricted securities risk	X	X
Project risk		X
Regional or geographic risk		X
Regulatory risk		X
Risks Associated with Japan	X
Small- and mid-capitalization company risk		X
Social assets sector risk		X
Stable distribution plan risk		X
Strategic asset risk		X
Tax risk		X
Technology risk		X
Transportation infrastructure sector risk		X
Utility sector risk		X
Valuation risk		X
Volume risk		X

Principal Risks of Investing in the Acquiring Fund

The Acquiring Fund is designed as a long-term investment vehicle and not as a trading tool. An investment in the Acquiring Fund’s common shares should not constitute a complete investment program for any investor and involves a high degree of risk. Due to the uncertainty in all investments, there can be no assurance that the Acquiring Fund will achieve its investment objective. The value of an investment in the Acquiring Fund’s common shares could decline substantially and cause you to lose some or all of your investment. Before investing in the Acquiring Fund’s common shares you should consider carefully the following principal risks of investing in the Acquiring Fund.

Equity Securities Risk

Equity Securities Risk, Including Common Stock Risk. Market prices of common stocks and other equity securities may be affected by macroeconomic and other factors affecting the stock market in general, including changes in financial or political conditions that may affect particular industries or the economy in general and changes in investor sentiment. Prices of equity securities of individual issuers also can be affected by fundamentals unique to the issuer, including changes, or perceived changes, in the issuer’s business, financial condition or prospects, and may fall to zero in the event of the issuer’s bankruptcy. Equity security prices have historically experienced periods of significant volatility, particularly during recessions or other periods of financial stress, and can be expected to experience significant volatility in the future. The equity securities the Acquiring Fund holds may undergo sudden, unpredictable drops in price or long periods of price decline. There can be no assurance that the level of dividends paid with respect to the dividend paying equity securities in which the Acquiring Fund invests will be maintained.

Small- and Mid-Capitalization Company Risk. Investing in equity securities of small-capitalization and mid-capitalization companies may involve greater risks than investing in equity securities of larger, more established companies. Small-capitalization and mid-capitalization companies generally have limited product lines, markets and financial resources. Their equity securities may trade less frequently and in more limited volumes than the equity securities of larger, more established companies. Also, small-capitalization and mid-capitalization companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, the market prices of their equity securities may experience greater volatility and may decline more than those of large-capitalization companies in market downturns.

Preferred Equity Risk. The right of a holder of an issuer’s preferred equity to distributions, dividends and liquidation proceeds is junior to the rights of the issuer’s creditors, including holders of debt securities. Market prices of preferred equities may be subject to factors that affect debt and equity securities, including changes in market interest rates and changes, or perceived changes, in the issuer’s creditworthiness. Holders of preferred equity may suffer a loss of value if distribution or dividend rates are reduced or distributions or dividends are not paid. Under normal conditions, holders of preferred equity usually do not have voting rights with respect to the issuer. The ability of holders of preferred equity to participate in the issuer’s growth may be limited.

Management Risk

The Acquiring Fund’s ability to achieve its investment objective is directly related to the Adviser’s and the Sub-Adviser’s investment strategies for the Acquiring Fund. The value of your investment in the Acquiring Fund’s common shares may vary with the effectiveness of the research and analysis conducted by the Adviser and the Sub-Adviser and their ability to identify and take advantage of attractive investment opportunities. If the investment strategies of the Adviser and the Sub-Adviser do not produce the expected results, the value of your investment could be diminished or even lost entirely, and the Acquiring Fund could underperform the market or other funds with similar investment objectives. Additionally, there can be no assurance that all of the personnel of the Adviser and the Sub-Adviser will continue to be associated with the Adviser or Sub-Adviser for any length of time. The loss of the services of one or more key employees of the Adviser or Sub-Adviser could have an adverse impact on the Acquiring Fund’s ability to realize its investment objective.

Asset Allocation Risk

The Acquiring Fund’s investment performance depends, at least in part, on how the Adviser and Sub-Adviser allocate and reallocate the Acquiring Fund’s assets among the various asset classes and security types in which the Acquiring Fund may invest. Such allocation decisions could cause the Acquiring Fund’s investments to be allocated to asset classes and security types that perform poorly or underperform other asset classes and security types or available investments.

Infrastructure-Related Investments Risk

Infrastructure-related issuers may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. The following is a summary of specific risks that infrastructure-related issuers may be particularly affected by or subject to:

Regulatory Risk. Infrastructure-related issuers may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to services, the imposition of special tariffs and changes in tax laws, environmental laws and regulations, regulatory policies, accounting standards and general changes in market sentiment towards infrastructure assets. Infrastructure-related issuers’ inability to predict, influence or respond appropriately to changes in law or regulatory schemes could adversely impact their results of operations.

Technology Risk. This risk arises where a change could occur in the way a service or product is delivered rendering the existing technology obsolete. If such a change were to occur, these assets may have very few alternative uses should they become obsolete.

Developing Industries Risk. Some infrastructure-related issuers are focused on developing new technologies and are strongly influenced by technological changes. Product development efforts by such issuers may not result in viable commercial products. These issuers may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some infrastructure-related issuers in which the Acquiring Fund invests may be in the early stages of operations and may have limited operating histories and smaller market capitalizations on average than issuers in other sectors. As a result of these and other factors, the value of investments in such issuers may be considerably more volatile than that in more established segments of the economy.

Regional or Geographic Risk. This risk arises where an infrastructure-related issuer’s assets are not movable. Should an event that somehow impairs the performance of an infrastructure-related issuer’s assets occur in the geographic location where the issuer operates those assets, the performance of the issuer may be adversely affected.

Natural Disasters Risk. Natural risks, such as earthquakes, flood, lightning, hurricanes and wind, are risks facing certain infrastructure-related issuers. Extreme weather patterns, or the threat thereof, could result in substantial damage to the facilities of certain issuers located in the affected areas, and significant volatility in the products or services of infrastructure-related issuers could adversely impact the prices of the securities of such issuer.

Volume Risk. The revenue of many infrastructure – related issuers may be impacted by the number of users who use the products or services produced by the infrastructure-related issuer. A significant decrease in the number of users may negatively impact the profitability of an infrastructure-related issuer.

Environmental Risk. Infrastructure-related issuers can have substantial environmental impacts. Ordinary operations or operational accidents may cause major environmental damage, which could cause infrastructure-related issuers significant financial distress, substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Infrastructure-related issuers may not be able to recover these costs from insurance. Failure to comply with environmental laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain companies in which the Acquiring Fund may invest.

Project Risk. To the extent the Acquiring Fund invests in infrastructure-related issuers which are dependent to a significant extent on new infrastructure projects, the Acquiring Fund may be exposed to the risk that the project will not be completed within budget, within the agreed time frame or to agreed specifications.

Strategic Asset Risk. Infrastructure-related issuers may control significant strategic assets. Strategic assets are assets that have a national or regional profile, and may have monopolistic characteristics. Given the national or regional profile and/or their irreplaceable nature, strategic assets may constitute a higher risk target for terrorist acts or political actions. There is also a higher probability that the services provided by such issuers will be in constant demand. Should an infrastructure-related issuer fail to make such services available, users of such services may incur significant damage and may be unable to mitigate any such damage, thereby heightening any potential loss.

Operation Risk. The long-term profitability of an infrastructure-related issuer may be partly dependent on the efficient operation and maintenance of its infrastructure assets. Should an infrastructure-related issuer fail to efficiently maintain and operate the assets, the infrastructure-related issuer’s ability to maintain payments of dividends or interest to investors may be impaired. The destruction or loss of an infrastructure asset may have a major impact on the infrastructure-related issuer. Failure by the infrastructure-related issuer to carry adequate insurance or to operate the asset appropriately could lead to significant losses and damages.

Customer Risk. Infrastructure-related issuers can have a narrow customer base. Should these customers or counterparties fail to pay their contractual obligations, significant revenues could cease and not be replaceable. This would affect the profitability of the infrastructure-related issuer and the value of any securities or other instruments it has issued.

Interest Rate Risk. Infrastructure assets can be highly leveraged. As such, movements in the level of interest rates may affect the returns from these assets more significantly than other assets. Due to the nature of infrastructure assets, the impact of interest rate fluctuations may be greater for infrastructure-related issuers than for the economy as a whole.

Inflation Risk. Many infrastructure-related issuers may have fixed income streams and, therefore, be unable to pay higher dividends. The market value of infrastructure-related issuers may decline in value in times of higher inflation rates. The prices that an infrastructure-related issuer is able to charge users of its assets may not always be linked to inflation. In this case, changes in the rate of inflation may affect the forecast profitability of the infrastructure-related issuer.

Financing Risk. From time to time, infrastructure-related issuers may encounter difficulties in obtaining financing for construction programs during inflationary periods. Issuers experiencing difficulties in financing construction programs may also experience lower profitability, which can result in reduced income to the Acquiring Fund.

Other factors that may affect the operations of infrastructure-related issuers include difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, inexperience with and potential losses resulting from a developing deregulatory environment, increased susceptibility to terrorist acts or political actions, and general changes in market sentiment towards infrastructure assets.

In addition, as discussed more fully below, infrastructure-related issuers are subject to risks that are specific to the industry in which they operate. There is no guarantee as to how these industries, or the Acquiring Fund’s investments generally, will perform in the future. The Adviser and Sub-Adviser intend to monitor developments and seek to manage the Acquiring Fund’s portfolio in a manner consistent with achieving the Acquiring Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Industry Specific Risks

The following is a summary of industry specific risks that infrastructure-related issuers may be particularly affected by or subject to:

Utility Sector Risk. During periods of rising interest rates, the value of securities issued by utilities companies typically decreases, and vice versa. In most countries and localities, the utilities sector is regulated by governmental entities, which can increase costs and delays for new projects and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of utilities has resulted in increased competition and reduced profitability for certain companies, and increased the risk that a particular company will become bankrupt or fail completely. Reduced profitability, as well as new uses for or additional need of funds (such as for expansion, operations or stock buybacks), could result in reduced dividend payout rates for utilities companies. In addition, utilities companies face the risk of increases in the cost and reduced availability of fuel (such as oil, coal, natural gas or nuclear energy) and potentially high interest costs for borrowing to finance new projects.

Communications Sector Risk. The communications sector is subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of communications companies. Government actions around the world can be arbitrary and unpredictable. Companies in the communications sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain communications companies obsolete. Communications providers are generally required to obtain franchises or licenses in order to provide services in a given location. Licensing and franchise rights in the communications sector are limited, which may provide an advantage to certain participants. Limited availability of such rights, high barriers to market entry and regulatory oversight, among other factors, have led to consolidation of companies within the sector, which could lead to further regulation or other negative effects in the future.

Transportation Infrastructure Sector Risk. Issuers in the transportation infrastructure sector can be significantly affected by economic changes, fuel prices, labor relations, technology developments, exchange rates, industry competition, insurance costs and deteriorating public infrastructure, such as bridges, roads, rails, ports and airports. Transportation companies in certain countries may also be subject to significant government regulation and oversight, which may adversely affect their businesses. Other risk factors that may affect the transportation infrastructure sector include the risk of increases in fuel and other operating costs and the effects of regulatory changes or other government decisions. Companies in the transportation infrastructure sector may be adversely affected by adverse weather, pandemics, acts of terrorism or catastrophic events, such as air accidents, train crashes or tunnel fires. Most recently, the transportation infrastructure sector was negatively impacted by COVID-19 and the resulting restrictions on travel. Companies in the transportation infrastructure sector may also be subject to the risk of widespread disruption of technology systems and increasing equipment and operational costs.

Energy Infrastructure Sector Risk. The Acquiring Fund is subject to adverse economic, environmental, business, regulatory or other occurrences affecting the energy infrastructure sector. The energy infrastructure sector has historically experienced substantial price volatility. Companies operating in the energy infrastructure sector are subject to specific risks that could cause the value of the Acquiring Fund to decline, including, among others: a downturn in one or more industries within the energy sector; fluctuations in commodity prices; fluctuations in consumer demand for commodities such as oil, natural gas or petroleum products; fluctuations in the supply of oil, natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; pandemics; and threats of terrorist attacks. Additionally, changes in economic conditions of key energy producing and consuming countries, domestic and foreign government regulations (including policies designed to reduce carbon emissions and/or address climate change), international politics, policies of the Organization of Petroleum Exporting Countries (OPEC), taxation and tariffs may adversely impact the profitability of energy infrastructure companies. Moreover, energy infrastructure companies may incur environmental costs and liabilities due to the nature of their businesses and substances handled. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy infrastructure companies.

Social Assets Sector Risk. Social infrastructure assets are those that accommodate social services, including, for example, courthouses, hospitals, schools, correctional facilities, stadiums and subsidized housing. Social assets are subject to additional risks to those of other investments in the infrastructure sector, such as political, regulatory and social risks. Most social infrastructure assets generate fixed cash flows based on the regulatory framework set by the governments that operate the projects. Social infrastructure projects may operate as public-private partnerships. Ambiguous risk-sharing arrangements between private capital providers and government entities can increase the risks related to future liabilities of social infrastructure projects.

Foreign Securities Risk

The Acquiring Fund uses various criteria to determine which country is deemed to have issued the securities in which the Acquiring Fund invests. Because issuers often have activities and operations in several different countries, an issuer could be considered a non-US issuer even though changes in the value of its securities held by the Acquiring Fund are significantly impacted by its US activities. Similarly, an issuer could be classified as a US issuer even when the changes in the value of the issuer’s securities held by the Acquiring Fund are significantly impacted by non-US activities. Foreign securities may be more volatile, harder to price and less liquid than US securities. Foreign investments involve some of the following risks as well:

●	political and economic instability;
●	the impact of currency exchange rate fluctuations;
●	reduced information about issuers;
●	higher transaction costs;
●	less stringent regulatory and accounting standards; and
●	delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Acquiring Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls.

The risks of investing in foreign securities are increased in connection with investments in emerging markets. See “Other Investment Risks – Emerging Market Securities Risk”.

Other Investment Risks

Dividend Strategy Risk. There is no guarantee that the issuers of the securities held by the Acquiring Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Acquiring Fund’s emphasis on dividend paying securities could cause the Acquiring Fund to underperform similar Acquiring Funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend paying securities may not participate in a broad market advance to the same degree as other securities, and a sharp rise in interest rates or an economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

Liquidity Risk. The Acquiring Fund’s investments in Private Infrastructure Opportunities will be illiquid, and the Acquiring Fund will likely be able to sell such securities only in private transactions with another investor or group of investors, and there can be no assurance that the Acquiring Fund will be able to successfully arrange such transactions if and when it desires to sell any of its Private Infrastructure Opportunities or, if successfully arranged, that it will be able to obtain favorable values upon the sale of the Private Infrastructure Opportunities in such transactions.

With respect to the Acquiring Fund’s investments in listed equity securities, the Acquiring Fund may invest in securities of any market capitalization, including small- and mid-capitalization companies, and may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair its ability to sell particular securities or close call option positions at an advantageous price or a timely manner. Small- and mid-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In the event certain securities experience limited trading volumes, the prices of such securities may display abrupt or erratic movements at times. These securities may be difficult to sell at a favorable price at the times when the Acquiring Fund believes it is desirable to do so.

Private Company Securities Risk. The Acquiring Fund’s investments in equity or credit interests of private companies may be subject to higher risk than investments in securities of public companies. Private companies, unlike public companies, are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Acquiring Fund will be required to rely on the ability of the Adviser and Sub-Adviser to obtain adequate information to evaluate the potential risks and returns involved in investing in these issuers. The Adviser and Sub-Adviser, however, may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Acquiring Fund invests and there is risk that the Acquiring Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Acquiring Fund’s investment performance. Private companies in which the Acquiring Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity. In addition, the Acquiring Fund’s investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until the company meets certain growth and liquidity objectives. These factors could subject the Acquiring Fund to greater risk than investments in securities of public companies and negatively affect the Acquiring Fund’s investment returns, which could negatively impact the dividends paid to you and the value of your investment. Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Acquiring Fund may not be able to resell some of its holdings for extended periods, which may be several years. The Acquiring Fund will likely be able to sell its investments in private companies only in private transactions with another investor or group of investors, and there can be no assurance that the Acquiring Fund will be able to successfully arrange such transactions if and when it desires to sell any of its investments in private companies or, if successfully arranged, that the Acquiring Fund will be able to obtain favorable values upon the sale of its investments in private companies in such transactions. Private credit investments are subject to debt securities risk and can range in credit quality depending on factors including total outstanding leverage, amount of leverage senior to the investment in question, variability in the issuer’s cash flows, the size of the issuer, the quality of assets securing the investment and the degree to which such assets cover the debt obligation.

Private Company Management Risk. Private companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the company. The Acquiring Fund generally does not intend to hold controlling positions in the private companies in which it invests. As a result, the Acquiring Fund is subject to the risk that a company may make business decisions with which the Acquiring Fund disagrees, and that the management and/or shareholders of a portfolio company may take risks or otherwise act in ways that are adverse to the Acquiring Fund’s interests. Due to the lack of liquidity of such private investments, the Acquiring Fund may not be able to dispose of its investments in the event it disagrees with the actions of a private portfolio company and may therefore suffer a decrease in the value of the investment.

Private Company Illiquidity Risk. Securities issued by private companies are typically illiquid. If there is no readily available trading market for privately issued securities, the Acquiring Fund may not be able to readily dispose of such investments at prices that approximate those at which the Acquiring Fund could sell them if they were more widely traded.

Private Company Valuation Risk. There is typically not a readily available market value for the Acquiring Fund’s private investments. The Acquiring Fund values private company investments in accordance with valuation guidelines adopted by the Board, that the Board, in good faith, believes are designed to accurately reflect the fair value of securities valued in accordance with such guidelines. The Acquiring Fund is not required to but may utilize the services of one or more independent valuation firms to aid in determining the fair value of these investments. Valuation of private company investments may involve application of one or more of the following factors: (i) analysis of valuations of publicly traded companies in a similar line of business, (ii) analysis of valuations for comparable merger or acquisition transactions, (iii) yield analysis and (iv) discounted cash flow analysis. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of the Acquiring Fund’s private investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the amounts the Acquiring Fund may realize on any dispositions of such investments. In addition, the impact of changes in the market environment and other events on the fair values of the Acquiring Fund’s investments that have no readily available market values may differ from the impact of such changes on the readily available market values for the Acquiring Fund’s other investments. The Acquiring Fund’s NAV could be adversely affected if the Acquiring Fund’s determinations regarding the fair value of the Acquiring Fund’s investments were materially higher than the values that the Acquiring Fund ultimately realizes upon the disposal of such investments.

Reliance on the Adviser and the Sub-Adviser Risk. The Acquiring Fund may enter into private investments identified by the Adviser and the Sub-Adviser, in which case the Acquiring Fund will be more reliant upon the ability of the Adviser and the Sub-Adviser to identify, research, analyze, negotiate and monitor such investments than is the case with investments in publicly traded securities. As little public information exists about many private companies, the Acquiring Fund will be required to rely on the Adviser’s and the Sub-Adviser’s diligence efforts to obtain adequate information to evaluate the potential risks and returns involved in investing in these companies. The costs of diligencing, negotiating and monitoring private investments will be borne by the Acquiring Fund, which may reduce the Acquiring Fund’s returns.

Co-Investment Risk. The Acquiring Fund may also co-invest in private investments sourced by third party investors unaffiliated with either the Acquiring Fund or the Adviser or the Sub-Adviser, such as private equity firms. The Acquiring Fund’s ability to realize a profit on such investments will be particularly reliant on the expertise of the lead investor in the transaction. To the extent that the lead investor in such a co-investment opportunity assumes control of the management of the private company, the Acquiring Fund will be reliant not only upon the lead investor’s ability to research, analyze, negotiate and monitor such investments, but also on the lead investor’s ability to successfully oversee the operation of the company’s business. The Acquiring Fund’s ability to dispose of such investments is typically severely limited, both by the fact that the securities are unregistered and illiquid and by contractual restrictions that may preclude the Acquiring Fund from selling such investments. Often the Acquiring Fund may exit such investment only in a transaction, such as an initial public offering or sale of the company, on terms arranged by the lead investor. Such investments may be subject to additional valuation risk, as the Acquiring Fund’s ability to accurately determine the fair value of the investments may depend upon the receipt of information from the lead investor. The valuation assigned to such an investment through application of the Acquiring Fund’s valuation procedures may differ from the valuation assigned to that investment by other co-investors.

Private Company Competition Risk. Many entities may potentially compete with the Acquiring Fund in making private investments. Some of these competitors are substantially larger and have considerably greater financial, technical and marketing resources than the Acquiring Fund. Some competitors may have a lower cost of funds and access to funding sources that are not available to the Acquiring Fund. In addition, some competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of, or different structures for, private investments than the Acquiring Fund. Furthermore, some competitors are not subject to the regulatory restrictions that the 1940 Act imposes on the Acquiring Fund. As a result of this competition, the Acquiring Fund may not be able to pursue attractive private investment opportunities from time to time.

Affiliation Risk. There is a risk that the Acquiring Fund may be precluded from investing in certain private companies due to regulatory implications under the 1940 Act or other laws, rules or regulations or may be limited in the amount it can invest in the voting securities of a private company, in the size of the economic interest it can have in a private company or in the scope of influence it is permitted to have in respect of the management of a private company. Should the Acquiring Fund be required to treat a private company in which it has invested as an “affiliated person” under the 1940 Act, the 1940 Act would impose a variety of restrictions on the Acquiring Fund’s dealings with the private company. Moreover, these restrictions may arise as a result of investments by other clients of the Adviser or the Sub-Adviser or their affiliates in a private company. These restrictions may be detrimental to the performance of the Acquiring Fund compared to what it would be if these restrictions did not exist, and could impact the universe of investable private companies for the Acquiring Fund. The fact that many private companies may have a limited number of investors and a limited amount of outstanding equity heightens these risks.

Debt Securities Risk. The principal risks involved with investments in debt securities include interest rate risk, credit risk and prepayment risk. Interest rate risk refers to the likely decline in the value as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a security may default with respect to the payment of principal and interest. Pre-payment risk refers to the risk that debt obligations are prepaid ahead of schedule. In this event, the proceeds from the prepaid securities would likely be reinvested by the Acquiring Fund in securities bearing a lower interest rate. Credit risk associated with a particular issuer may be affected by the actual or perceived financial condition or the credit rating of the issuer, the issuer’s performance and profitability, perceptions of the issuer in the market place, and government regulations impacting the industry in which the issuer operates. Pre-payment rates usually increase when interest rates are falling. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities. The lower a security is rated, the more it is considered to be a speculative or risky investment. Certain debt securities purchased by the Acquiring Fund may have been placed privately.

Private Placements and Other Restricted Securities Risk. Private placement and other restricted securities include securities that have been privately placed and are not registered under the Securities Act, such as unregistered securities eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) and privately placed securities of US and non-US issuers offered outside of the United States without registration with the SEC pursuant to Regulation S (“Regulation S Securities”).

Private placements may offer attractive opportunities for investment not otherwise available on the open market.

Private placements securities typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the Securities Act)), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Acquiring Fund, but their resale in the US is permitted only in limited circumstances.

Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the Acquiring Fund may be required to bear all or part of the registration expenses. The Acquiring Fund may be deemed to be an “underwriter” for purposes of the Securities Act when selling restricted securities to the public and, in such event, the Acquiring Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, it could be more difficult for the Acquiring Fund to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Acquiring Fund’s NAV due to the absence of a trading market.

Private placements and restricted securities may be considered illiquid securities, which could have the effect of increasing the level of the Acquiring Fund’s illiquidity. Additionally, a restricted security that was liquid at the time of purchase may subsequently become illiquid.

Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Acquiring Fund to sell them promptly at an acceptable price. The Acquiring Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations typically are less readily available for these securities.

Emerging Market Securities Risk. The risks of investing in foreign securities are increased in connection with investments in emerging markets. Although there is no universally accepted definition, an emerging or developing country is generally considered to be a country which is in the initial stages of industrialization. Investing in emerging markets can involve unique risks in addition to and greater than those generally associated with investing in developed markets. Shareholders should be aware that investing in the markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of issuers in developing countries may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Acquiring Fund. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets less liquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. A limited number of issuers in developing countries’ securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect the Acquiring Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. The Acquiring Fund’s inability to dispose fully and promptly of positions in declining markets could cause the Acquiring Fund’s NAV to decline as the value of the unsold positions is marked to lower prices. In addition, the Acquiring Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of the United States. In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Certain countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.

Economies of developing countries may differ favorably or unfavorably from the United States’ economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Acquiring Fund’s securities in such markets may not be readily available. The Acquiring Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if the Acquiring Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Acquiring Fund’s identification of such condition until the date of the SEC action, the Acquiring Fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Acquiring Fund’s Board.

Certain of the foregoing risks may also apply to some extent to securities of US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.

Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

Foreign Currency Exposure Risk. The Acquiring Fund may invest in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies may fluctuate in value relative to the US dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by US or foreign governments, central banks or supranational entities such as the International Monetary Acquiring Fund, or by the imposition of currency controls or other political developments in the US or abroad. These risks may impact the Acquiring Fund more greatly to the extent the Acquiring Fund does not hedge its currency risk. To manage currency risk, the Acquiring Fund may enter into foreign currency exchange contracts to hedge against a decline in the US dollar value of a security it already owns or against an increase in the value of an asset it expects to purchase. The Acquiring Fund is not required to hedge currency risk. The Adviser’s and Sub-Adviser’s use of hedging techniques does not eliminate exchange rate risk. In certain circumstances, the Adviser and the Sub-Adviser may hedge using a foreign currency other than the currency which the portfolio securities being hedged are denominated. This type of hedging entails greater risk because it is dependent on a stable relationship between the two currencies paired in the hedge and the relationship can be very unstable at times. If the Adviser or the Sub-Adviser is unsuccessful in its attempts to hedge against exchange rate risk, the Acquiring Fund could be in a less advantageous position than if the Adviser or the Sub-Adviser did not establish any currency hedge. Losses on foreign currency transactions used for hedging purposes may be offset by gains on the assets that are the subject of the Acquiring Fund’s hedge.

The Acquiring Fund’s gains from its positions in foreign currencies may accelerate and/or recharacterize the Acquiring Fund’s income or gains at the Acquiring Fund level and its distributions to shareholders. The Acquiring Fund’s losses from such positions may also recharacterize the Acquiring Fund’s income and its distributions to shareholders and may cause a return of capital to Acquiring Fund shareholders.

To the extent a foreign government limits or causes delays in the convertibility or repatriation of its currency, this will adversely affect the US dollar value and/or liquidity of investments denominated in that currency. Such actions could severely affect security prices, impair the Acquiring Fund’s ability to purchase or sell foreign securities or transfer the Acquiring Fund’s assets back into the US, or otherwise adversely affect the Acquiring Fund’s operations.

Terrorism and Cybersecurity Risk. Infrastructure-related issuers are subject to disruption as a result of terrorist activities and other geopolitical events, including upheaval in the Middle East or other energy-producing regions. Cyber hacking could also cause significant disruption and harm to infrastructure-related issuers. The US government has issued warnings that certain infrastructure assets, specifically those related to energy infrastructure, including exploration and production facilities, pipelines and transmission and distribution facilities, might be specific targets of terrorist activity. Additionally, digital and network technologies (collectively, “cyber networks”) might be at risk of cyberattacks that could potentially seek unauthorized access to digital systems for purposes such as misappropriating sensitive information, corrupting data or causing operational disruption. Cyberattacks might potentially be carried out by persons using techniques that could range from efforts to electronically circumvent network security or overwhelm websites to intelligence gathering and social engineering functions aimed at obtaining information necessary to gain access.

In addition, the Acquiring Fund is subject to direct cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to Acquiring Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Acquiring Fund, the Adviser, the Sub-Adviser and/or the Acquiring Fund’s service providers (including, but not limited to, Acquiring Fund accountants, custodians, sub-custodians and transfer agents) to suffer data breaches, data corruption or lose operational functionality.

Market Events Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, armed conflicts or other factors, political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, war, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Acquiring Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Acquiring Fund's investments may be negatively affected. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Acquiring Fund's investments. The impact of the recent U.S. elections on such policies remains uncertain and policies supported by the new administration (or the reversal of policies supported by the previous administration) could impact U.S. interest rates or inflation or otherwise impact the Acquiring Fund.

Europe Related Risk. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

Derivatives Risk. The Acquiring Fund may invest in financial derivative instruments for hedging, including primarily forward foreign exchange contracts to manage foreign currency risks, although the Adviser and the Sub-Adviser are not required to hedge the Acquiring Fund’s currency exposure.

Forward contracts are obligations to purchase or sell an asset or, most commonly, a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are the primary means of hedging currency exposure.

Derivatives are speculative and may hurt the Acquiring Fund’s performance. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from the Acquiring Fund’s derivatives use are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of this strategy will be successful. Some additional risks of investing in derivatives for purposes of hedging include:

●   Hedged Exposure Risk – Losses generated by a derivative or practice used by the Acquiring Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

●   Correlation Risk – The Acquiring Fund is exposed to the risk that changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

●   Counterparty Risk – Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.

Operational Risks

Limited Term and Tender Offer Risk. The Acquiring Fund is scheduled to dissolve as of the Termination Date. The Acquiring Fund’s investment policies are not designed to return to common shareholders their original NAV or purchase price. The final distribution to common shareholders on the Termination Date and the amount paid to participating common shareholders upon completion of an Eligible Tender Offer will be based upon the Acquiring Fund’s NAV at such time. Depending on a variety of factors, including the performance of the Acquiring Fund’s investment portfolio over the period of its operations, the amount distributed to common shareholders in connection with its termination or paid to participating common shareholders upon completion of an Eligible Tender Offer may be less, and potentially significantly less, than your original investment. Additionally, although tendering shareholders will receive an amount equal to NAV for their shares in an Eligible Tender Offer, given the nature of certain of the Acquiring Fund’s investments, the Acquiring Fund’s NAV may be impacted by the sale of such investments and, as a result, the amount actually distributed upon the Acquiring Fund’s termination may be less than the Acquiring Fund’s NAV per share on the Termination Date, and the amount actually paid upon completion of an Eligible Tender Offer may be less than the Acquiring Fund’s NAV per share on the expiration date of the Eligible Tender Offer.

Because the Acquiring Fund’s assets will be liquidated in connection with its termination or to pay for common shares tendered in an Eligible Tender Offer, the Acquiring Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Acquiring Fund to lose money. Given the nature of certain of the Acquiring Fund’s investments, particularly the Private Infrastructure Opportunities, the Acquiring Fund may be unable to liquidate certain of its investments until well after the Termination Date. In this case, the Acquiring Fund may make one or more additional distributions after the Termination Date of any cash received from the ultimate liquidation of those investments. This would delay distribution payments, perhaps for an extended period of time, and there can be no assurance that the total value of the cash distribution made on the Termination Date and such subsequent distributions, if any, will equal the Acquiring Fund’s NAV on the Termination Date, depending on the ultimate results of such post-Termination Date asset liquidations. If, as a result of lack of market liquidity or other adverse market conditions, the Board of Trustees determines it is in the best interest of the Acquiring Fund, the Acquiring Fund may transfer any illiquid portfolio investments that remain unsold on the Termination Date to a liquidating trust and distribute interests in such liquidating trust to common shareholders as part of its final distribution. The liquidating trust, if used, would be a separate entity from the Acquiring Fund and, in reliance on Section 7 of the 1940 Act, would not be a registered investment company under the 1940 Act. Interests in the liquidating trust are expected to be nontransferable, except by operation of law. The sole purpose of the liquidating trust would be to hold illiquid investments of the Acquiring Fund that were unable to be sold and to dispose of such investments. As such investments are sold over time by the liquidating trust, the liquidating trust would distribute cash to its shareholders. There can be no assurance as to the timing of or the value obtained from the liquidation of any investments transferred to a liquidating trust.

The obligation to terminate on the Termination Date also may impact adversely the implementation of the Acquiring Fund’s investment strategies. There can be no assurance that the Adviser and the Sub-Adviser will be successful in their efforts to minimize any detrimental effects on the Acquiring Fund’s investment performance caused by the Acquiring Fund’s obligation to liquidate its investment portfolio and distribute all of its liquidated net assets to common shareholders of record on the Termination Date. In particular, the Adviser and the Sub-Adviser may face difficulties exiting the Private Infrastructure Opportunities on or prior to the Termination Date at favorable prices, if at all. In addition, as the Acquiring Fund approaches the Termination Date, the Acquiring Fund may invest the proceeds of sold, matured or called securities in money market mutual funds; cash; cash equivalents; securities issued or guaranteed by the US government or its instrumentalities or agencies; high quality, short-term money market instruments; short-term debt securities; certificates of deposit; bankers’ acceptances and other bank obligations; commercial paper or other liquid debt securities, which may adversely affect the Acquiring Fund’s investment performance. In the course of the liquidation, the Acquiring Fund must continue to satisfy the asset diversification requirements to qualify as a regulated investment company (“RIC”) for federal income tax purposes, which may also have a negative effect on the Acquiring Fund’s investment performance. If the Acquiring Fund fails to comply with these requirements, it may be liable for federal income tax in the year in which it failed to comply. Moreover, rather than reinvesting the proceeds of sold, matured or called securities, the Acquiring Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of its total assets.

If the Acquiring Fund conducts an Eligible Tender Offer, it anticipates that funds to pay the aggregate purchase price of common shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments. In addition, the Acquiring Fund may be required to dispose of portfolio investments in connection with any reduction in any outstanding leverage necessary in order to maintain its desired leverage ratios following an Eligible Tender Offer. The risks related to the disposition of portfolio investments in connection with the Acquiring Fund’s termination also would be present in connection with the disposition of portfolio investments in connection with an Eligible Tender Offer. It is likely that during the pendency of an Eligible Tender Offer, and possibly for a time thereafter, the Acquiring Fund will hold a greater than normal percentage of its total assets in money market mutual funds; cash; cash equivalents; securities issued or guaranteed by the US government or its instrumentalities or agencies; high quality, short-term money market instruments; short-term debt securities; certificates of deposit; bankers’ acceptances and other bank obligations; commercial paper or other liquid debt securities, which may adversely affect its investment performance. If the Acquiring Fund’s tax basis for the portfolio investments sold is less than the sale proceeds, the Acquiring Fund will recognize capital gains, which it will be required to distribute to common shareholders. In addition, the Acquiring Fund’s purchase of tendered common shares pursuant to an Eligible Tender Offer will have tax consequences for tendering common shareholders and may have tax consequences for non-tendering common shareholders. The purchase of common shares pursuant to an Eligible Tender Offer will have the effect of increasing the proportionate interest in the Acquiring Fund of non-tendering common shareholders. All shareholders remaining after an Eligible Tender Offer will be subject to proportionately higher expenses due to the reduction in the Acquiring Fund’s total assets resulting from payment for the tendered common shares. Such reduction in the Acquiring Fund’s total assets also may result in less investment flexibility, reduced diversification and greater volatility for the Acquiring Fund, and may have an adverse effect on the Acquiring Fund’s investment performance.

The Acquiring Fund is not required to conduct an Eligible Tender Offer. If the Acquiring Fund conducts an Eligible Tender Offer, there can be no assurance that the number of tendered common shares would not result in the Acquiring Fund’s net assets totaling less than the Termination Threshold, in which case the Eligible Tender Offer will be terminated, no common shares will be repurchased pursuant to the Eligible Tender Offer and the Acquiring Fund will terminate on the Termination Date subject to permitted extensions. Following the completion of an Eligible Tender Offer in which the number of tendered common shares would result in the Acquiring Fund’s net assets totaling greater than the Termination Threshold, the Board of Trustees may eliminate the Termination Date upon the affirmative vote of a majority of the Board of Trustees and without a vote of the shareholders. Thereafter, the Acquiring Fund will have a perpetual existence. The Adviser may have a conflict of interest in recommending to the Board of Trustees that the Termination Date be eliminated and the Acquiring Fund have a perpetual existence. The Acquiring Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining common shareholders may not have another opportunity to participate in a tender offer. Shares of closed-end management investment companies frequently trade at a discount from their NAV, and as a result remaining common shareholders may only be able to sell their common shares at a discount to NAV.

Stable Distribution Plan Risk. The Acquiring Fund has adopted a Stable Distribution Plan, which may be changed at any time by the Board, to support a stable distribution of income, capital gains, and/or return of capital. In the event the Acquiring Fund does not generate a total return from dividends and interest received and net realized capital gains in an amount equal to or in excess of its stated distribution in a given year, the Acquiring Fund may return capital as part of such distribution. Any return of capital should not be considered by investors as yield or total return on their investment in the Acquiring Fund.

The composition of each distribution to be made by the Acquiring Fund is estimated based on the earnings of the Acquiring Fund as of the record date for each distribution. The actual composition of each of the current year’s distributions will be based on the Acquiring Fund’s investment activity through the end of the calendar year. Under the Acquiring Fund’s Stable Distribution Plan, the Acquiring Fund declares and pays monthly distributions from net investment income, capital gains and paid-in capital. The actual source of the distribution is determined after the end of the year. Pursuant to the Stable Distribution Plan, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current or accumulated earnings and profits, they are considered ordinary income or long term capital gains. Shareholders should not draw any conclusions about the Acquiring Fund’s investment performance from the amount of its distributions or from the terms of the Stable Distribution Plan.

Operating Results Risk. The Acquiring Fund could experience fluctuations in its operating results due to a number of factors, including the return on its investments, the level of its expenses, and the degree to which the Acquiring Fund encounters competition in its markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Market Discount Risk. Shares of closed-end investment companies frequently trade at a discount from NAV. Continued development of alternative vehicles for investing in essential asset companies may contribute to reducing or eliminating any premium or may result in the Acquiring Fund’s common shares trading at a discount. The risk that the Acquiring Fund’s common shares may trade at a discount is separate from the risk of a decline in the Acquiring Fund’s NAV as a result of investment activities.

Whether shareholders will realize a gain or loss for federal income tax purposes upon the sale of their common shares depends upon whether the market value of the common shares at the time of sale is above or below the shareholder’s basis in such common shares, taking into account transaction costs, and it is not directly dependent upon the Acquiring Fund’s NAV. Because the market price of the Acquiring Fund’s common shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the Acquiring Fund’s control, the Acquiring Fund cannot predict whether its common shares will trade at, below or above NAV, or at, below or above the public offering price for the Acquiring Fund’s common shares.

Portfolio Turnover Risk. At times, the Acquiring Fund’s portfolio turnover may be higher. High portfolio turnover involves greater transaction costs for the Acquiring Fund and may result in greater realization of capital gains, including short-term capital gains.

Valuation Risk. The Private Infrastructure Opportunities will typically consist of securities for which a liquid trading market does not exist. The fair value of these securities may not be readily determinable. The Acquiring Fund will value these securities in accordance with valuation procedures adopted by the Board of Trustees. The types of factors that may be considered in fair value pricing of the Acquiring Fund’s investments include, as applicable, the nature and realizable value of any collateral, the issuer’s ability to make payments, the markets in which the issuer does business, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of non-traded securities and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. The determination of fair value by the Board of Trustees may differ materially from the values that would have been used if a liquid trading market for these securities existed. The Acquiring Fund’s NAV could be adversely affected if the determinations regarding the fair value of its investments were materially higher than the values that the Acquiring Fund ultimately realizes upon the disposition of such securities.

Tax Risk. The Acquiring Fund has elected to be treated, and intends to qualify each year, as a RIC under the Code. To maintain its qualification for federal income tax purposes as a RIC under the Code, the Acquiring Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year the Acquiring Fund fails to qualify for the special federal income tax treatment afforded RICs, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to the Acquiring Fund’s shareholders) and its income available for distribution will be reduced.

Leverage Risk. The Acquiring Fund currently does not intend to use leverage, but may do so in the future. The use of leverage can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the holders of common shares will be less than if leverage had not been used. Any leveraging strategy the Acquiring Fund employs may not be successful.

Leverage involves risks and special considerations for common shareholders, including:

•   the likelihood of greater volatility of NAV, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•   the risk that fluctuations in interest rates or dividend rates on any leverage that the Acquiring Fund must pay will reduce the return to the common shareholders;

•   the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the common shares than if the Acquiring Fund were not leveraged, which may result in a greater decline in the market price of the common shares;

•   when the Acquiring Fund uses financial leverage, the management fee payable to the Adviser and the Sub-Adviser will be higher than if the Acquiring Fund did not use leverage; and

•   leverage may increase operating costs, which may reduce total return.

The Acquiring Fund currently does not intend to borrow money or issue debt securities or preferred shares, but may in the future borrow funds from banks or other financial institutions, or issue debt securities or preferred shares, as described in this prospectus.

Capital Markets Risk. In the event of an economic downturn or period of increased financial stress, like the one caused by the COVID-19 outbreak, the cost of raising capital in the debt and equity capital markets may increase, and the ability to raise capital may be limited. In particular, concerns about the general stability of financial markets and specifically the solvency of lending counterparties may impact the cost of raising capital from the credit markets through increased interest rates, tighter lending standards, difficulties in refinancing debt on existing terms or at all and reduced, or in some cases ceasing to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. As a result of any of the foregoing, the Acquiring Fund or the companies in which the Acquiring Fund invests may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, the Acquiring Fund or the companies in which the Acquiring Fund invests may not be able to meet obligations as they come due. Moreover, without adequate funding, essential asset companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations and, consequently, the performance of the Acquiring Fund.

Legal, Regulatory and Policy Risks. Legal and regulatory changes could occur that may adversely affect the Acquiring Fund, its investments and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the SEC, the US Commodity Futures Trading Commission, the IRS, the US Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect us. The Acquiring Fund may also be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.

In the case of instability in financial markets, US federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations have taken and may take additional actions that affect the regulation of the securities in which the Acquiring Fund invests, or the issuers of such securities, in ways that are unforeseeable and on an “emergency” basis with little or no notice, with the consequence that some market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions may be suddenly and/or substantially eliminated or otherwise negatively impacted. Given the complexities of the global financial markets and the limited timeframe within which governments may be required to take action, these interventions may result in confusion and uncertainty, which in itself may be materially detrimental to the efficient functioning of such markets as well as previously successful investment strategies.

Limitations on Transactions with Affiliates Risk. The 1940 Act limits the Acquiring Fund’s ability to enter into certain transactions with certain of its affiliates. As a result of these restrictions, the Acquiring Fund may be prohibited from buying or selling any security directly from or to any portfolio company that is considered its affiliate under the 1940 Act. However, the Acquiring Fund may under certain circumstances purchase any such portfolio company’s securities in the secondary market, which could create a conflict for the Adviser or Sub-Adviser between the Acquiring Fund’s interests and the interests of the portfolio company, in that the ability of the Adviser or Sub-Adviser, as applicable, to recommend actions in the Acquiring Fund’s best interests might be impaired.

The 1940 Act also prohibits certain “joint” transactions by the Acquiring Fund with certain of its affiliates, including other accounts advised by the Adviser and Sub-Adviser, which imposes limits on investments in the same issuer (whether at the same or different times). The Adviser and the Sub-Adviser may in the future seek exemptive relief from the SEC that would permit the Acquiring Fund, among other things, greater flexibility to co-invest with certain other persons, including certain other accounts, subject to certain terms and conditions. Such relief may not cover all circumstances and the Acquiring Fund may be precluded from participating in certain transactions due to regulatory restrictions on transactions with affiliates.

Potential Conflicts of Interest Risk. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Acquiring Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Acquiring Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser and the Sub-Adviser believe that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser and the Sub-Adviser have adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate the Adviser and the Sub-Adviser based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Acquiring Fund also may be appropriate for other investment accounts managed by the Adviser, the Sub-Adviser or their affiliates. Whenever decisions are made to buy or sell securities by the Acquiring Fund and one or more of the other accounts simultaneously, the Adviser or the Sub-Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Acquiring Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Acquiring Fund from time to time, it is the opinion of the Adviser that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Adviser and the Sub-Adviser have adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

The Adviser and the Sub-Adviser also have adopted written allocation procedures for transactions involving private placement securities, which are designed to result in a fair and equitable participation in offerings or sales for participating clients over time.

From time to time, the Adviser or the Sub-Adviser may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to clients through one or more product structures. Such accounts also may serve the purpose of establishing a performance record for the strategy. The management by the Adviser and the Sub-Adviser of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments. The Adviser’s and Sub-Adviser’s proprietary seed accounts may include long-short strategies, and certain client strategies may permit short sales. A conflict of interest arises if a security is sold short at the same time as a long position, and continuous short selling in a security may adversely affect the stock price of the same security held long in client accounts. The Adviser and Sub-Adviser have adopted various policies to mitigate these conflicts.

In addition, the 1940 Act limits the Acquiring Fund’s ability to enter into certain transactions with certain affiliates of the Advisers. As a result of these restrictions, the Acquiring Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund managed by the Advisers or one of their affiliates. Nonetheless, the Acquiring Fund may under certain circumstances purchase any such portfolio company’s loans or securities in the secondary market, which could create a conflict for the Advisers between the interests of the Acquiring Fund and the portfolio company, in that the ability of the Advisers to recommend actions in the best interest of the Acquiring Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of the Acquiring Fund’s affiliates (which could include other abrdn-managed Acquiring Funds), which could be deemed to include certain types of investments, or restructuring of investments, in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Acquiring Fund.

Conflicts of interest may arise where the Acquiring Fund and other funds or accounts managed or administered by the Advisers simultaneously hold securities representing different parts of the capital structure of a stressed or distressed issuer. In such circumstances, decisions made with respect to the securities held by one fund or account may cause (or have the potential to cause) harm to the different class of securities of the issuer held by other fund or account (including the Acquiring Fund). For example, if such an issuer goes into bankruptcy or reorganization, becomes insolvent or otherwise experiences financial distress or is unable to meet its payment obligations or comply with covenants relating to credit obligations held by the Acquiring Fund or by the other funds or accounts managed by the Advisers, such other funds or accounts may have an interest that conflicts with the interests of the Acquiring Fund. If additional financing for such an issuer is necessary as a result of financial or other difficulties, it may not be in the best interests of the Acquiring Fund to provide such additional financing, but if the other funds or accounts were to lose their respective investments as a result of such difficulties, the Advisers may have a conflict in recommending actions in the best interests of the Acquiring Fund. In such situations, the Advisers will seek to act in the best interests of each of the funds and accounts (including the Acquiring Fund) and will seek to resolve such conflicts in accordance with its compliance policies and procedures.

The Adviser and the Sub-Adviser have the ability to allocate investment opportunities of certain negotiated transactions between the Acquiring Fund, other funds registered under the 1940 Act and other accounts managed by the Adviser and the Sub-Adviser pro rata based on available capital, up to the amount proposed to be invested by each (“Co-Investment Opportunities”). The 1940 Act and a rule thereunder impose limits on the Acquiring Fund’s ability to participate in Co-Investment Opportunities, and the Acquiring Fund generally will not be permitted to co-invest alongside other funds registered under the 1940 Act and other accounts managed by the Adviser and the Sub-Adviser in privately negotiated transactions unless the Acquiring Fund obtains an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance, such as certain transactions in publicly traded securities and transactions in which price is the only negotiated term. To the extent an investment opportunity in a transaction involving the negotiation of any term of the investment other than price or quantity (a “negotiated transaction”) arises, and the Adviser and the Sub-Adviser determine that it would be appropriate for both the Acquiring Fund and other accounts managed by the Adviser, the opportunity will be allocated to the other accounts and the Acquiring Fund will not participate in the negotiated transaction. To the extent that the Adviser and the Sub-Adviser source and structure private investments in publicly traded issuers, certain employees of the Adviser and the Sub-Adviser may become aware of actions planned by such issuers, such as acquisitions, which may not be announced to the public. It is possible that the Acquiring Fund could be precluded from investing in or selling securities of an issuer about which the Adviser and the Sub-Adviser have material, nonpublic information, however, it is the Adviser’s and Sub-Adviser’s intention to ensure that any material, non-public information available to certain employees of the Adviser and the Sub-Adviser is not shared with the employees responsible for the purchase and sale of publicly traded securities or to confirm prior to receipt of any material non-public information that the information will shortly be made public. The Acquiring Fund’s investment opportunities also may be limited by affiliations of the Adviser, the Sub-Adviser or their affiliates with infrastructure companies.

The Adviser (or Sub-Adviser) or their respective members, officers, directors, employees, principals or affiliates may come into possession of material, non-public information. The possession of such information may limit the ability of the Acquiring Fund to buy or sell a security or otherwise to participate in an investment opportunity. Situations may occur where the Acquiring Fund could be disadvantaged because of the investment activities conducted by the Adviser (or Sub-Adviser) for other clients, and the Adviser (or Sub-Adviser) will not employ information barriers with regard to its operations on behalf of its registered and private funds, or other accounts. In certain circumstances, employees of the Adviser (or Sub-Adviser) may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict the Acquiring Fund’s ability to trade in the securities of such companies.

Anti-Takeover Provisions Risk. The Acquiring Fund’s Declaration of Trust and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of the Acquiring Fund, causing the Acquiring Fund to engage in certain transactions or modify its structure. These provisions may be regarded as “anti-takeover” provisions. Such provisions could limit the ability of common shareholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of us.

Principal Risks of Investing in the Acquired Fund

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Investing in the Fund’s common stock involves certain risks and considerations not typically associated with investing in U.S. securities. Therefore, before investing you should consider carefully the following risks that you assume when you invest in shares of the Fund’s common stock and special considerations with respect to the Offer and with respect to an investment in the Fund.

Issuer Risk

The value of an issuer’s security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Equities Securities Risk

Equity Securities Risk, Including Common Stock Risk. Market prices of common stocks and other equity securities may be affected by macroeconomic and other factors affecting the stock market in general, including changes in financial or political conditions that may affect particular industries or the economy in general and changes in investor sentiment. Prices of equity securities of individual issuers also can be affected by fundamentals unique to the issuer, including changes, or perceived changes, in the issuer's business, financial condition or prospects, and may fall to zero in the event of the issuer's bankruptcy. Equity security prices have historically experienced periods of significant volatility, particularly during recessions or other periods of financial stress, and can be expected to experience significant volatility in the future. The equity securities the Fund holds may undergo sudden, unpredictable drops in price or long periods of price decline. There can be no assurance that the level of dividends paid with respect to the dividend paying equity securities in which the Fund invests will be maintained.

Small- and Mid-Capitalization Company Risk. Investing in equity securities of small-capitalization and mid-capitalization companies may involve greater risks than investing in equity securities of larger, more established companies. Small-capitalization and mid-capitalization companies generally have limited product lines, markets and financial resources. Their equity securities may trade less frequently and in more limited volumes than the equity securities of larger, more established companies. Also, small-capitalization and mid-capitalization companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, the market prices of their equity securities may experience greater volatility and may decline more than those of large-capitalization companies in market downturns.

Management Risk

The Fund’s ability to achieve its investment objective is directly related to the Investment Manager’s investment strategies for the Fund. The value of your investment in the Fund’s common shares may vary with the effectiveness of the research and analysis conducted by the Investment Manager and its ability to identify and take advantage of attractive investment opportunities. If the investment strategies of the Investment Manager do not produce the expected results, the value of your investment could be diminished or even lost entirely, and the Fund could underperform the market or other funds with similar investment objectives. Additionally, there can be no assurance that all of the personnel of the Investment Manager will continue to be associated with the Investment Manager for any length of time. The loss of the services of one or more key employees of the Investment Manager could have an adverse impact on the Fund’s ability to realize its investment objective.

Risks Associated with Japan

The Fund invests primarily in Japanese equities consisting of equity securities traded on the First Section of the TSE, or listed on the over-the-counter market in Japan or listed on other stock exchanges in Japan (“Japanese Equities”). Investing in Japanese Equities involves certain risks and special considerations not usually associated with investing in securities of established U.S. companies, including (1) risks related to the nature of the markets for Japanese Equities, including risks that the Japanese equities markets may be affected by market developments in different ways than U.S. securities markets and may be more volatile than U.S. securities markets; (2) political and economic risks with respect to Japan, including the possible imposition of, or changes in, currency exchange laws or other Japanese laws or restrictions applicable to investments in Japanese Equities; (3) fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and (4) Japanese laws and government regulations which may create potential limitations and restrictions on investments by the Fund in Japanese Equities. Moreover, as issuers of the Fund’s portfolio securities generally will not be subject to the reporting requirements of the SEC, there may be less publicly available information about the issuers of these securities than about reporting U.S. companies.

The Japanese economy has at times in the past been negatively affected by government intervention and protectionism, a heavy reliance on international trade, and natural disasters. Some of these factors, as well as a large government debt burden, an aging population, and changes to fiscal, monetary, or trade policies, may affect Japanese markets and the Fund’s performance. Japan’s international trade impacts Japan’s economic growth, and adverse economic conditions in the United States or other trading partners may affect Japan. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political, and social instability in those countries.

Exchange Rate Fluctuations and Foreign Currency Considerations

Substantially all of the Fund’s assets are invested in Japanese Equities. In addition, a portion of the Fund’s Temporary Investments may be in yen-denominated debt securities. Substantially all income received by the Fund is in yen. However, the Fund’s net asset value is reported, and distributions from the Fund are made, in U.S. dollars. Therefore, the Fund’s reported net asset value and distributions will be adversely affected by depreciation of the yen relative to the U.S. dollar. In addition, the Fund computes its income on the date of its receipt by the Fund at the foreign exchange rate in effect on that date, and if the value of the yen falls relative to the U.S. dollar between the date of receipt and the date the Fund makes distributions, and, if the Fund has insufficient cash in U.S. dollars to meet distribution requirements, the Fund may be required to liquidate securities in order to make distributions.

Such liquidations, if required, may adversely affect the Fund. There is no assurance that the Fund will be able to liquidate securities in order to meet such distribution requirements. The Fund is required to distribute 90% of its investment company taxable income to its stockholders each year in order to maintain its qualification as a regulated investment company for U.S. tax purposes. The Fund is permitted to borrow money to pay dividends required to be distributed in order to maintain its tax qualification status.

The Investment Manager may hedge yen risks in accordance with its views by engaging in foreign currency exchange transactions. These may include buying and selling foreign currency options, foreign currency futures, options on foreign currency futures and swap arrangements. Many of these activities constitute “derivatives” transactions.

There can be no assurance that the Fund will employ a foreign currency hedge at any given time, nor can there be any assurance that the Fund will be able to do this hedging successfully.

Geographic Focus Risk

The Fund’s performance could be more volatile than that of a more geographically diversified fund and could be significantly impacted as a result of the Fund investing a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. Also, the Fund’s performance may be more closely tied to the market, currency, economic, political, or regulatory conditions in those countries or that region.

Sector Risk

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.

Interest Expense and Leverage Risk

The Fund may borrow money as permitted by the 1940 Act, including for investment purposes (referred to as "leverage"). Leverage involves certain additional risks, including the risk that the cost of leverage may exceed the return earned by the Fund on the proceeds of such leverage. The use of leverage will increase the volatility of changes in the Fund's net asset value, market price and distributions. In the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. To the extent that the Fund uses leverage during a period of market decline, any losses experienced by the Fund would be exacerbated. During a time of improving value in securities the Fund holds, leverage could enhance Fund returns.

In addition, funds borrowed pursuant a credit facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. If an event of default under a loan facility occurs, lenders may have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. A leverage facility agreement may include covenants that impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments or derivatives, which are more stringent than those imposed on the Fund by the 1940 Act. However, because the Fund's use of leverage is expected to be relatively modest and the Fund generally is not expected to engage in derivatives transactions, the Investment Manager currently does not believe that these restrictions would significantly impact its management of the Fund.

Certain Provisions of the Articles of Incorporation

The Fund’s Amended and Restated Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and, consequently, these provisions could deprive stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

Unregistered Portfolio Securities

Portfolio securities held by the Fund are not registered with the SEC, and the issuers of these securities are not subject to the SEC’s reporting requirements. The Japanese Equities held in the Fund’s portfolio are, however, registered in accordance with Japanese securities laws.

Nevertheless, there may be less publicly available information about issuers of the Fund’s portfolio securities than about U.S. companies, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements similar to those of U.S. companies. Japanese accounting, financial and other reporting standards are, in certain respects, more limited than U.S. standards. Under Japanese practice, certain material disclosures may not be made and less information is available to persons investing in Japan than in the United States.

Operating Expenses

The operating expense ratio of the Fund is expected to be higher than that of funds investing predominantly in the securities of U.S. issuers since certain expenses of the Fund (such as custodial and communication costs) will be higher. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Net Asset Value Discount

As with any stock, the price of the Fund’s shares will fluctuate with market conditions and other factors. Shares of closed-end investment companies frequently trade at a discount from net asset value. This is a risk separate and distinct from the risk that the Fund’s net asset value will decrease. The Fund cannot predict whether the Fund’s common stock will trade at, above or below net asset value. Since its initial public offering in July 1992, the Fund’s common stock has traded at times at either a discount or a premium to its net asset value. The risk of purchasing shares of a closed-end fund which might trade at a discount is more pronounced for investors who wish to sell their shares in a relatively short period of time after the purchase because, for those investors, realization of gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

Foreign Custody

The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. There may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt.

Market Events Risk

The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, armed conflicts or other factors, political developments, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, war, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may be negatively affected. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund's investments.

Conflicts of Interest Risk

The portfolio managers' management of “other accounts” may give rise to potential conflicts of interest in connection with their management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Investment Manager believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Investment Manager has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate abrdn based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Investment Manager or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Investment Manager may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Investment Manager that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

From time to time, the Investment Manager may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to clients through one or more product structures. Such accounts also may serve the purpose of establishing a performance record for the strategy. The management by the Investment Manager of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments. The Investment Manager's proprietary seed accounts may include long-short strategies, and certain client strategies may permit short sales. A conflict of interest arises if a security is sold short at the same time as a long position, and continuous short selling in a security may adversely affect the stock price of the same security held long in client accounts. The Adviser and Subadviser have adopted various policies to mitigate these conflicts.

In addition, the 1940 Act limits the Fund's ability to enter into certain transactions with certain affiliates of the Investment Manager. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund managed by the Investment Manager or one of its affiliates. Nonetheless, the Fund may under certain circumstances purchase any such portfolio company's loans or securities in the secondary market, which could create a conflict for the Investment Manager between the interests of the Fund and the portfolio company, in that the ability of the Investment Manager to recommend actions in the best interest of the Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund's affiliates (which could include other abrdn-managed Funds), which could be deemed to include certain types of investments, or restructuring of investments, in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The Board has approved policies and procedures reasonably designed to monitor potential conflicts of interest. The Board will review these procedures and any conflicts that may arise. The Investment Manager or its members, officers, directors, employees, principals or affiliates may come into possession of material, non-public information. The possession of such information may limit the ability of the Fund to buy or sell a security or otherwise to participate in an investment opportunity. Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Investment Manager for other clients, and the Investment Manager will not employ information barriers with regard to its operations on behalf of its registered and private funds, or other accounts. In certain circumstances, employees of the Investment Manager may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict the Fund's ability to trade in the securities of such companies.

ESG Integration Risk

To the extent that ESG factors are used to evaluate investments, the consideration of such factors may adversely affect the Fund’s performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics may not be the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG factors.

Investment Restrictions

The following is a comparison of the fundamental investment restrictions of the Acquired Fund and the Acquiring Fund, many of which are substantially similar.

Acquired Fund	Acquiring Fund	Differences
The Acquired Fund may not issue senior securities, except as permitted by the 1940 Act, or any rule, order or interpretation thereunder.	The Acquiring Fund may not issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder.	Substantially similar.

Acquired Fund	Acquiring Fund	Differences
The Acquired Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act, or any rule, order or interpretation thereunder.	The Acquiring Fund may not borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder.	Substantially similar.
The Acquired Fund may not Act as underwriter of securities of other issuers except, in connection with the purchase of securities for the Fund's own portfolio or the disposition of portfolio securities or of subscription rights thereto, to the extent that it may be deemed to be an underwriter under applicable U.S. securities laws.	The Acquiring Fund may not underwrite securities issued by others, except to the extent that we may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities held in our portfolio.	Substantially similar.
The Acquired Fund may not buy or sell real estate or interests in real estate or real estate mortgages, except that the Fund may buy or sell securities of companies which invest or deal in real estate.	The Acquiring Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that the Fund may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein (including real estate investment trusts (“REITs”)).	Substantially similar.
The Acquired Fund may not buy or sell any commodities or commodity futures contracts or commodity options, except that (i) the Fund may buy or sell securities of companies which invest or deal in commodities, and (ii) the Fund may enter into foreign currency and stock index futures contracts and options thereon and may buy or sell forward currency contracts.	The Acquiring Fund may not purchase or sell physical commodities unless acquired as a result of the ownership of securities or other instruments, except that we may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.	Substantially similar.
The Acquired Fund may not make loans, except through the purchase of debt securities consistent with its investment objective and policies.	The Acquiring Fund may not make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder.	Substantially similar.
N/A.	The Acquiring Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the US government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.	The Acquired Fund does not have a similar fundamental policy.
The Acquired Fund may not make short sales of securities or maintain a short position in any security.	N/A.	The Acquiring Fund does not have a similar fundamental policy.

The Acquired Fund may not purchase securities on margin, except as would be permitted by its ability to borrow money or issue senior securities consistent with the 1940 Act, or any rule, order or interpretation thereunder.	N/A.	The Acquiring Fund does not have a similar fundamental policy.
The Acquired Fund may not make any investment for the purpose of exercising control or management.	N/A.	The Acquiring Fund does not have a similar fundamental policy.

Term of the Funds

The Acquiring Fund has a term whereas the Acquired Fund does not. The Acquiring Fund’s Declaration of Trust provides that the Acquiring Fund will have a limited period of existence and will dissolve as of the close of business fifteen (15) years from the effective date of the initial registration statement of the Acquiring Fund (i.e., July 28, 2035) (and such date, including any extension, the “Termination Date”); provided, that the Board of Trustees may vote to extend the Termination Date (1) for one period that may in no event exceed one year following the Termination Date, and (2) for one additional period that may in no event exceed six months, in each case without a vote of the Acquiring Fund’s shareholders. On or before the Termination Date, the Acquiring Fund will cease its investment operations, retire or redeem its leverage facilities, if any, liquidate its investment portfolio (to the extent possible) and distribute all of its liquidated net assets to common shareholders of record in one or more distributions on or after the Termination Date. Notwithstanding the foregoing, if the Board of Trustees determines to cause the Acquiring Fund to conduct an Eligible Tender Offer (as defined below) and the Eligible Tender Offer is completed, the Board of Trustees may, in its sole discretion and without any action by the shareholders of the Fund, eliminate the Termination Date and provide for the Acquiring Fund’s perpetual existence, subject to certain terms and conditions described below.

Rights of Fund Shareholders

The Acquired Fund was organized as a Maryland corporation on July 12, 1990. The Acquiring Fund was organized as a statutory trust under the laws of the State of Maryland on November 12, 2019.

The Acquired Fund is governed by its Articles of Amendment and Restatement and Amended and Restated By-laws and the Acquiring Fund is governed by its Amended and Restated Declaration of Trust and By-laws. Copies of these documents are available to shareholders without charge upon written request to the applicable Fund.

The below table summarizes a number of provisions of the respective governing documents of the Acquired Fund and the Acquiring Fund, which are in each case subject to any other applicable provision of the governing instruments of the relevant Fund and applicable law. The governing instruments have certain similar provisions, however there are differences that might impact how each Fund is governed. There are certain differences between the matters in which shareholders of the Funds have the right to vote, as highlighted below. Additionally, the Funds are subject to different criteria regarding shareholder quorum, removal of Directors/Trustees, approval of a consolidation or reorganization and termination of the Corporation or Trust, as applicable.

	Acquired Fund	Acquiring Fund
Voting Rights

The affirmative vote of at least two-thirds of the shares of common stock of the Fund outstanding and entitled to vote thereupon shall be necessary to authorize any of the following actions: (a) the conversion of the Fund to an “open-end company” or any amendment to the Articles of Incorporation to make the Fund’s common stock a “redeemable security”; (b) any merger or consolidation or share exchange of the Fund with or into any other company (including, without limitation, a partnership, corporation, joint venture, business trust, common law trust or any other business organization; (c) the dissolution or liquidation of the Fund, (d) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) of all or substantially all of the assets of the Fund other than in the ordinary course of the Fund’s business; (e) a change in the nature of the business of the Fund so that it would cease to be an investment company registered under the 1940 Act; or (f) the issuance or transfer by the Fund of any securities of the Fund to any other person in exchange for cash, securities or other property having an aggregate fair market value of $1,000,000 or more, excluding certain types of issuances or transactions set forth in the Articles of Incorporation.

The shareholders shall be entitled to vote only on the following matters: (a) the election and removal of Trustees; (b) amendments to the Declaration of Trust, but only to the extent that such amendments require shareholder approval; (c) the dissolution of the Trust, but only to the extent that a dissolution requires shareholder approval; (d) a merger, conversion or consolidation of the Trust, or the sale of all or substantially all of the assets of the Trust, but only to the extent that such transactions require shareholder approval; (e) matters requiring shareholder approval under the 1940 Act or the rules of any national securities exchange on which the Shares may then be listed for trading; and (f) such other matters with respect to which the Board of Trustees has adopted a resolution declaring that a proposed action is advisable and directing that the matter be submitted to the Shareholders for approval or ratification.
Shareholder Quorum	The presence in person or by proxy of the holders of record of a majority of the shares of the common stock of the Fund issued and outstanding and entitled to vote thereat shall constitute a quorum at all meetings of the stockholders except as otherwise provided in the Articles of Incorporation.	Except when a larger quorum is required by applicable law, the Declaration of Trust or the Bylaws, a majority of the shares entitled to vote at a shareholders meeting, which are present in person or represented by proxy shall constitute a quorum at such meeting.
Election of Directors/Trustees	The affirmative vote of a majority of the votes cast at the Meeting at which a quorum is present is necessary for the election of a Director.	A plurality of all the votes cast at a meeting of shareholders duly called and at which a quorum is present shall be sufficient to elect a Trustee.
Removal of Trustees	A Director may be removed with or without cause, but only by action of the stockholders taken by the holders of at least 75% of the shares of capital stock then entitled to vote in an election of Directors.	Any Trustee, or the entire Board of Trustees, may be removed from office at any time, but only for cause and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of Trustees. For the purpose of this provision, “cause” shall mean, with respect to any particular Trustee, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such Trustee caused demonstrable, material harm to the Trust through bad faith or active and deliberate dishonesty.
Approval of a Reorganization or Merger	The affirmative vote of at least two-thirds of the shares of common stock of the Fund outstanding and entitled to vote thereupon shall be necessary to authorize any merger or consolidation or share exchange of the Fund with or into any other company (including, without limitation, a partnership, corporation, joint venture, business trust, common law trust or any other business organization.	The affirmative vote of the holders of shares entitled to cast at least 80% of the votes entitled to be cast on the matter, each voting as a separate class, shall be necessary to effect any merger, conversion, consolidation, share exchange or sale or exchange of all or substantially all of the assets of the Trust that the Maryland General Corporation Law requires be approved by the stockholders of a Maryland corporation, provided, however, if approved by a vote of at least two-thirds of the continuing Trustees (as defined in the Declaration of Trust) and the Board of Trustees, no shareholder approval is required.
Termination of the Trust

The affirmative vote of at least two-thirds of the shares of common stock of the Fund outstanding and entitled to vote thereupon shall be necessary to authorize the dissolution or liquidation of the Fund.

Notwithstanding the term of the Fund discussed above, the Trust may be liquidated or dissolved upon the affirmative vote of the holders of shares entitled to cast at least 80% of the votes entitled to be cast on the matter.

MANAGEMENT OF THE FUNDS

The Boards of the Funds

The Board of each Fund is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act, under Maryland law.

The Advisers of the Funds

abrdn Asia Limited serves as the investment manager to the Acquired Fund pursuant to an investment management agreement between the Acquired Fund and abrdn Asia Limited and is located at #23-04 Marina One East Tower, Singapore 018936. abrdn Asia Limited is a wholly owned subsidiary of abrdn Holdings Limited and an indirect wholly-owned subsidiary of Aberdeen Group plc, which manages or administers approximately $463 billion in assets as of December 31, 2024. The Acquired Fund pays abrdn Asia Limited a monthly fee computed at an annual rate of 0.60% of the first $20 million, 0.40% of the next $30 million, and 0.20% of the excess over $50 million of the Fund’s average weekly Managed Assets. “Managed Assets” of the Acquired Fund means total assets of the Acquired Fund, including assets attributable to investment leverage, minus all liabilities, but not excluding any liabilities or obligations attributable to leverage obtained by the Acquired Fund for investment purposes through (i) the issuance or incurrence of indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means, but not including any collateral received for securities loaned by the Acquired Fund. The Acquired Fund commenced operations on July 24, 1992. The contractual advisory fee of the Acquired Fund is below the fee of peer funds, which is based on the history of the Acquired Fund. The Acquired Fund was originally brought to market in 1992 as a passively managed Japan equity index tracker therefore resulting in the Acquired Fund’s current management fee being the lowest in its peer group given that the peer funds are actively managed.

abrdn Inc. serves as the investment adviser to the Acquiring Fund pursuant to an advisory agreement between the Acquiring Fund and abrdn Inc. (the “Advisory Agreement”) and is located at 1900 Market Street, Suite 200, Philadelphia, PA 19103. aIL serves as the investment sub-adviser to the Acquiring Fund pursuant to a sub-advisory agreement among abrdn Inc., the Acquiring Fund and aIL (the “Sub-Advisory Agreement”). Under the Sub-Advisory Agreement, subject to the directions of abrdn Inc. and the Board, abrdn Inc. has retained aIL to monitor on a continuous basis the performance of the Acquiring Fund’s assets and to assist abrdn Inc. in conducting a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Acquiring Fund’s assets. aIL has its registered office at 1 George Street, Edinburgh, United Kingdom, EH22LL. abrdn Inc. and aIL are each a wholly owned subsidiary of abrdn Holdings Limited and each an indirect wholly-owned subsidiary of Aberdeen Group plc. The Acquiring Fund pays abrdn Inc. a monthly fee computed at the annual rate of 1.35% of the Acquiring Fund’s average daily Managed Assets. “Managed Assets” is defined as total assets of the Fund, including assets attributable to any form of leverage, minus liabilities (other than debt representing leverage and the aggregate liquidation preference of any preferred stock that may be outstanding). For its services as the investment sub-adviser, aIL is paid only by abrdn Inc. out of its fees, and is not paid directly by the Acquiring Fund. The Acquiring Fund commenced operations on July 29, 2020.

abrdn Inc. has contractually agreed to limit the total ordinary operating expenses of the Combined Fund (excluding leverage costs, interest, taxes, brokerage commissions, acquired fund fees and expenses and any non-routine expenses) from exceeding 1.65% of the average daily net assets of the Combined Fund on an annualized basis for twelve months from the closing of the Reorganization or June 30, 2026, whichever is later. The Acquiring Fund or Combined Fund, as applicable, may repay any such reimbursement from abrdn Inc. within three years of the reimbursement, provided that the following requirements are met: the reimbursements do not cause the Acquiring Fund or Combined Fund, as applicable, to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by abrdn Inc.

The Combined Fund may reimburse abrdn Inc., for the advisory fees waived or reduced and other payments remitted by abrdn Inc. and other expenses reimbursed as of a date not more than three years after the date when abrdn Inc. limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause the Combined Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by abrdn Inc., and the payment of such reimbursement is approved by the Board of the Combined Fund on a quarterly basis.

The Advisory and Sub-Advisory Agreements with abrdn Inc. and aIL, respectively, were effective for an initial term of two years and may be continued thereafter from year to year provided such continuance is specifically approved at least annually in the manner required by the 1940 Act. The Advisory and Sub-Advisory Agreements may be terminated at any time without payment of penalty by the Acquiring Fund or by aIL upon 60 days’ written notice. The Advisory and Sub-Advisory Agreements will automatically terminate in the event of its assignment, as defined under the 1940 Act. Under the Advisory and Sub-Advisory Agreements, abrdn Inc. and aIL are permitted to provide investment advisory services to other clients. Information regarding the basis of the Board of the Acquiring Fund’s approval of the investment advisory and sub-advisory agreements with abrdn Inc. and aIL, respectively, is available in the Acquiring Fund’s annual shareholder report for the fiscal year ended September 30, 2024.

In rendering investment advisory services to the Acquiring Fund, aIL and abrdn Inc. may use the resources of subsidiaries owned by Aberdeen Group plc. The Aberdeen Group plc affiliates have entered into a memorandum of understanding/personnel sharing procedures pursuant to which investment professionals from the Aberdeen Group plc affiliates may render portfolio management, research and/or trade services to U.S. clients of aIL or abrdn Inc.

Portfolio Management of the Acquired Fund

The portfolio managers who have primary responsibility for the day-to-day management of the Acquired Fund’s portfolio are Flavia Cheong, Hisashi Arakawa and Jerry Goh.

Listed below are the biographies for the members of the portfolio management team of the Acquired Fund.

Flavia Cheong – Flavia Cheong is the Head of Equities - Asia Pacific on the Asian Equities team, where, as well as sharing responsibility for company research, she oversees regional portfolio construction. Before joining abrdn in 1996, she was an economist with the Investment Company of the People’s Republic of China, and earlier with the Development Bank of Singapore. She graduated with a BA in Economics and an MA (Hons) in Economics from the University of Auckland. She is a CFA® charterholder.

Hisashi Arakawa - Hisashi Arakawa is Deputy Head of Investment Management - Japan, based in Tokyo. Hisashi joined the company in 2016 from Development Bank of Japan where he was a vice president in the corporate banking group. Hisashi graduated with an MPhys in Physics from the University of Oxford and holds an MBA from INSEAD. He is a CFA charterholder. CFA® and Chartered Financial Analyst® are registered trademarks owned by CFA Institute.

Jerry Goh – Jerry Goh is an Investment Director on the Asian equities team at Aberdeen. Jerry is primarily involved in engaging companies on environment, social, and governance (ESG) issues, integrating ESG analysis into the investment process and helping the regional teams (Asia Pacific including Japan) better assess ESG related risks. Jerry is active in the Asia ESG scene and has appeared in several industry conferences to discuss about the future of ESG in the region. Jerry joined the company in 2015 as a Graduate Analyst on rotation. Jerry graduated with a Bachelor of Business Administration (Accountancy) with a major in Finance from NUS, and is a CFA Charterholder. CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

Portfolio Management of the Acquiring Fund

The Acquiring Fund is managed by Aberdeen’s Global Equity team, which is responsible for the Acquiring Fund’s public infrastructure investments, and Aberdeen’s Real Assets Team, which is responsible for the Acquiring Fund’s private/direct infrastructure investments. The portfolio managers are responsible for the day-to-day management of their respective sleeves of the Acquiring Fund’s overall investment portfolio. As of the date of filing this Proxy Statement/Prospectus, the following individuals have primary responsibility for the day-to-day management of the Acquiring Fund’s portfolio:

Joshua Duitz –Head of Global Income – Currently, Head of the Global Income, Mr. Duitz is a portfolio manager of Aberdeen’s global dynamic dividend and global infrastructure funds. He joined ASII in 2018 from Alpine Woods Capital Investors LLC where he was a Portfolio Manager. Previously, Mr. Duitz worked for Bear Stearns where he was a Managing Director, Principal and traded international equities. Prior to that, he worked for Arthur Andersen where he was a senior auditor.

Eric Purington — Investment Director–- Eric Purington is an Investment Director on the Real Assets Team and is a Portfolio Manager for the Acquiring Fund, responsible for managing the Acquiring Fund’s private/direct infrastructure investments and managing Aberdeen's four Energy and Natural Resources private funds. Eric joined Aberdeen in April 2022. Previous to Aberdeen, Mr. Purington worked at Tribay (2019 to 2022) and EverStream Capital (2014 to 2019) as an Investment Director focused on renewable energy investment in the US and Asia. He started his career in infrastructure investment in 2010 at Highstar Capital, now part of Oaktree. Mr. Purington is a graduate of Yale College.

Donal Reynolds, CFA – Investment Director – Global Equities – Donal Reynolds is an Investment Director in the Global Equity Team responsible for managing the Global Infrastructure Funds. He joined abrdn in 2006 as an Investment Process Analyst. In 2010, he transferred to the US Equity Team in Boston as Vice President. In 2014, he was promoted to Senior Vice President, Global Equities. Prior to this, he worked for a number of firms, including BIL-Dexia, ING, JP Morgan and Aegon. He graduated with an MA in Chinese Studies and a BSC in Management. Additionally, he holds the Investment Management Certificate and is a CFA Charterholder.

Other Service Providers

The other service providers for the Funds are as follows. The other service providers for the Acquiring Fund will be the service providers to the Combined Fund.

	Service Providers to the Acquired Fund	Service Providers to the Acquiring Fund
Administrator	abrdn Inc.	abrdn Inc.
Custodian	State Street Bank and Trust Company	State Street Bank and Trust Company
Transfer Agent, Dividend Paying Agent and Registrar	Computershare Trust Company, N.A.	Computershare Trust Company, N.A.
Fund Accounting Services Provider	State Street Bank and Trust Company	State Street Bank and Trust Company
Independent Registered Public Accounting Firm	KPMG LLP	KPMG LLP
Fund Counsel	Dechert LLP	Dechert LLP
Counsel to the Independent Trustees	Sullivan & Worcester LLP	Sullivan & Worcester LLP

Capitalization

The table below sets forth the capitalization of the Acquired Fund and the Acquiring Fund as of September 30, 2024, and the pro forma capitalization of the Combined Fund as if the Reorganization had occurred on September 30, 2024. As shown below, it is anticipated that the NAV of the Acquiring Fund shareholders’ shares would remain the same and Acquiring Fund assets would increase.

	Acquired Fund	Acquiring Fund	Adjustments	Pro Forma Combined Fund
Net Assets ($)	103,809,909	612,065,849	(51,904,955)	663,970,804
Common Shares Outstanding(a)	13,999,038	28,944,227	11,544,903(b)	31,398,362
Net Asset Value Per Share ($)	7.42	21.15	(7.42)(b)	21.15

(a)	Based on the number of outstanding common shares as of September 30, 2024.
(b)	Reflects the exchange of Acquired Fund shares for Acquiring Fund shares as a result of the Reorganization and, subject to shareholder approval of the Reorganization, a maximum of 50% of the Acquired Fund’s shares tendered for repurchase in connection with its discretionary cash tender offer to be conducted subsequent to the Special Meeting and before the closing date of the Reorganization.

ADDITIONAL INFORMATION ABOUT THE COMMON SHARES OF THE FUNDS

Description of Common Shares to be Issued by the Acquiring Fund; Comparison to the Acquired Fund

General. Both Funds offer one class of shares: common shares or common stock (“common shares”). As a general matter, with respect to the Acquiring Fund and the Acquired Fund, the common shares have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their respective Fund and have no preemptive, conversion or exchange rights or rights to cumulative voting. Holders of whole common shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share is entitled to a proportional fractional vote.

The Acquiring Fund’s Amended and Restated Declaration of Trust authorizes an 100,000,000 common shares, par value $0.001 per share. If the Reorganization is consummated, the Acquiring Fund will issue common shares to the shareholders of common shares of the Acquired Fund based on the relative per share NAV of the Acquiring Fund and the NAV of the assets of the Acquired Fund, in each case as of the date of the Reorganization. The Acquiring Fund common shares, when issued, will be fully paid and non-assessable.

Preferred Shares and Other Securities. Currently, neither the Acquired Fund nor the Acquiring Fund have issued preferred shares.

Under the Acquired Fund’s Articles of Amendment and Restatement, the Board of the Acquired Fund may authorize the issuance of preferred shares and debt instruments as provided therein.

The Acquiring Fund’s Amended and Restated Declaration of Trust provides that the Board of the Fund may, subject to such restrictions or limitations, if any, as may be set forth in the Acquiring Fund’s Amended and Restated Declaration of Trust or the Bylaws of the Trust and the requirements of the 1940 Act, authorize and issue such other securities (or series thereof) of the Fund as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Trustees see fit, including preferred shares of beneficial interest, debt securities or other senior securities.

Distributions. The Funds have different dividend policies with respect to the payment of dividends on their shares. Distributions of investment company taxable income for the Acquiring Fund are declared and paid on a monthly basis, whereas distributions of investment company taxable income for the Acquired Fund are declared and paid on a quarterly basis. Capital gains distributions, if any, are paid at least annually by both Funds.

Outstanding Common Shares as of the Record Date

Outstanding Shares
Acquired Fund	14,079,417
Acquiring Fund	28,944,192

Purchase and Sale

Each Fund’s common shares are listed on the NYSE. The common shares of the Acquiring Fund are listed on the NYSE under the ticker symbol “ASGI” and will continue to be so listed following the Reorganization. The common shares of the Acquired Fund are listed on the NYSE under the ticker symbol “JEQ” and would be delisted from the NYSE following the Reorganization.

Purchase and sale procedures for the common shares of each of the Funds are similar. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell common shares of the Funds through privately negotiated transactions with existing shareholders.

Share Price Data

The Funds’ common shares have traded both at a premium and at a discount to the Funds’ NAV per common share. There can be no assurance that the Funds’ common shares will not trade at a discount in the future. Shares of closed-end investment companies frequently trade at a discount to NAV. It is not possible to state whether Combined Fund shares will trade at a discount or premium to NAV, or what the extent of any such discount or premium might be.

The following table sets forth for the fiscal quarters indicated the highest and lowest daily prices during the applicable quarter at the close of market on the NYSE per common share along with (i) the net asset value calculated on the day of the highest and lowest closing market prices at the close of the market on the NYSE and (ii) the highest and lowest premium or discount to NAV represented by such prices at the close of the market on the NYSE.

Acquired Fund

	Market Price ($)(1)		NAV ($)(2)		Premium/discount to NAV (%)(3)
Quarter Ended	High	Low	High	Low	High	Low
January 31, 2025	$6.01	$5.61	$7.28	$6.67	-15.35%	-17.87%
October 31, 2024	$6.29	$5.45	$7.59	$6.47	-14.54%	-17.79%
July 31, 2024	$6.20	$5.64	$7.50	$6.82	-15.11%	-18.56%
April 30, 2024	$6.34	$5.81	$7.53	$6.86	-14.43%	-17.28%
January 31, 2024	$5.95	$5.15	$7.05	$6.21	-14.78%	-17.40%
October 31, 2023	$5.99	$5.07	$6.92	$5.91	-12.67%	-16.20%
July 31, 2023	$6.27	$5.31	$7.17	$6.51	-10.34%	-18.43%
April 30, 2023	$5.73	$5.22	$6.76	$6.19	-12.92%	-18.22%
January 31, 2023	$5.78	$5.15	$6.72	$5.94	-10.87%	-16.56%
October 31, 2022	$6.16	$5.02	$7.19	$5.85	-12.13%	-16.03%

(1) Based on high and low closing market price for the respective quarter.

(2) Based on the net asset value calculated on the day of the high and low closing market prices, as applicable, as of the close of regular trading on the NYSE (normally 4:00 p.m. eastern time).

(3) Calculated based on the information presented.

Acquiring Fund

	Market Price ($)(1)		NAV ($)(2)		Premium/discount to NAV (%)(3)
Quarter Ended	High	Low	High	Low	High	Low
March 31, 2025	$18.60	$17.03	$20.09	$19.34	-7.42%	-11.94%
December 31, 2024	$20.24	$17.37	$21.14	$19.08	-1.28%	-8.96%
September 30, 2024	$20.21	$18.31	$21.47	$19.77	-4.44%	-11.03%
June 30, 2024	$19.37	$16.61	$21.47	$19.49	-7.26%	-15.24%
March 31, 2024	$18.27	$17.00	$21.02	$19.77	-11.06%	-15.04%
December 31, 2023	$17.98	$15.02	$21.20	$18.19	-13.44%	-17.74%
September 30, 2023	$18.33	$16.1	$21.58	$19.12	-13.92%	-16.80%
June 30, 2023	$18.16	$16.91	$21.6	$20.25	-14.31%	-17.23%
March 31, 2023	$18.55	$17.1	$21.57	$20.16	-13.50%	-16.12%
December 31, 2022	$18.30	$15.56	$21.27	$18.37	-13.26%	-17.02%
September 30, 2022	$19.75	$15.73	$22.25	$18.77	-8.56%	-16.57%

(1) Based on high and low closing market price for the respective quarter.

(2) Based on the net asset value calculated on the day of the high and low closing market prices, as applicable, as of the close of regular trading on the NYSE (normally 4:00 p.m. eastern time).

(3) Calculated based on the information presented.

On March 14, 2025, the Acquired Fund’s NAV per share was $7.00 and the last reported sale price of a common share on the NYSE was $6.45, representing a discount to NAV of 7.93%. On March 14, 2025, the Acquiring Fund’s NAV per share was $19.94 and the last reported sale price of a common share on the NYSE was $18.10, representing a discount to NAV of 9.23%.

Performance Information

The performance table below illustrates the past performance of an investment in shares of the Acquired Fund and Acquiring Fund by setting forth the average total returns for the Acquired Fund for the fiscal year ended October 31, 2024, and for the Acquiring Fund for the fiscal year ended September 30, 2024. A Fund’s past performance does not necessarily indicate how its shares will perform in the future and the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares is not reflected in the below.

	Average Annual Total Return on NAV (%)				Average Annual Total Return on Market Value (%)				Inception Date
	Ten Years	Five Years	One Year	Since Inception	Ten Years	Five Years	One Year	Since Inception
Acquired Fund	4.74	2.99	24.10	N/A	4.05	2.87	23.62	N/A	July 24, 1992
Acquiring Fund	N/A	N/A	23.19	9.59	N/A	N/A	39.95	8.41	July 29, 2020

For the Acquired and Acquiring Fund Average Annual Total Return on NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period is assumed to be reinvested at the ending NAV. The actual reinvestment price for the last dividend declared in the period may often be based on a Fund’s market price (and not its NAV) and therefore may be different from the price used in the calculation. Average Annual Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances it may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.

NET ASSET VALUE OF COMMON SHARES OF THE ACQUIRING FUND

Common shares of the Acquiring Fund are listed on the NYSE. The NAV of the common shares of the Acquiring Fund is computed based upon the value of the Fund’s total assets. NAV is generally determined daily by the Acquiring Fund’s custodian as of the close of the regular trading session on each day that the NYSE is open for business. The NAV of the common shares of the Acquiring Fund is determined by calculating the total value of the Fund’s assets (the value of the securities, plus cash or other assets, including interest accrued but not yet received), deducting its total liabilities (including accrued expenses or dividends), and dividing the result by the number of common shares outstanding of the Fund. The Acquiring Fund reserves the right to calculate the NAV more frequently if deemed desirable.

The Acquiring Fund values its securities at current market value or fair value, consistent with regulatory requirements. Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time”, subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the NYSE (usually 4:00pm ET). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Open end mutual funds are valued at the respective NAV as reported by such company. The prospectuses for the registered open-end management investment companies in which the Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and ETFs are valued at the market price of the security at the Valuation Time.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined confidence threshold.

Derivative instruments are generally valued according to the following procedures. Forward currency exchange contracts are generally valued based on the current spot exchange rates and the forward exchange rate points (ex. 1-month, 3-month) that are obtained from an approved pricing agent. Based on the actual settlement dates of the forward contracts held, an interpolated value of the forward points is combined with the spot exchange rate to derive the valuation. Futures contracts are generally valued at the most recent settlement price as of NAV determination. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures.

Pursuant to Rule 2a-5 under the 1940 Act, the Acquiring Fund Board designated aIL as the valuation designee ("Valuation Designee") for the Acquiring Fund to perform the fair value determinations relating to Acquiring Fund investments for which market quotations are not readily available. In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by the Valuation Designee, taking into account the relevant factors and surrounding circumstances using valuation and liquidity procedures approved by the Acquiring Fund’s Board of Trustees.

Investments in Private Infrastructure Opportunities will typically be securities for which a liquid trading market does not exist. The fair value of these securities may not be readily determinable. The Fund will value these securities in accordance with the valuation and liquidity procedures discussed above. The types of factors that may be considered in fair value pricing of the Fund’s investments include, as applicable, the nature and realizable value of any collateral, the issuer’s ability to make payments, the markets in which the issuer does business, comparison to publicly traded companies discounted cash flows and other relevant factors. Because such valuations, and particularly valuations of non-traded securities and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. The determination of fair value by the Board of Trustees may differ materially from the values that would have been used if a liquid trading market for these securities existed. In addition, the impact of changes in the market environment and other events on the fair values of the Fund’s investments that have no readily available market values may differ from the impact of such changes on the readily available market values for the Fund’s other investments. The Fund’s NAV could be adversely affected if the Fund’s determinations regarding the fair value of the Fund’s investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such investments. The Adviser will attempt to obtain current information to value all fair valued securities, but it is anticipated that such information for certain of the private investments in the Fund’s portfolio could be available on no more than a quarterly basis, based on valuations issued by the underlying sponsors of the private investments.

When an Acquiring Fund common shareholder sells common shares, he or she will typically receive the market price for such common shares, which may be less than the NAV of such common shares.

DIVIDEND REINVESTMENT AND OPTIONAL CASH PURCHASE PLAN

The dividend reinvestment plan of the Acquiring Fund, described below, will be the dividend reinvestment plan of the Combined Fund.

The Acquiring Fund intends to distribute to shareholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”), shareholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent” or “Computershare”) in the Acquiring Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive such distributions paid by check in US dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Acquiring Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the shareholders in administering the Plan. If the Trustees of the Acquiring Fund declare an income dividend or a capital gains distribution payable either in the Acquiring Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Acquiring Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Acquiring Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the NYSE, the immediately preceding trading date. If NAV exceeds the market price of Acquiring Fund shares at such time, or if the Acquiring Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Acquiring Fund shares in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of an Acquiring Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Acquiring Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Acquiring Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Acquiring Fund’s common stock, with an annual maximum contribution of $250,000. The Plan Agent will wait up to three business days after receipt of a check or electronic funds transfer to ensure it receives good funds. Following confirmation of receipt of good funds, the Plan Agent will use all such funds received from participants to purchase Acquiring Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.

If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her US bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Acquiring Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.

Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare’s broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Acquiring Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Acquiring Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority) only by mailing a written notice at least 30 days’ prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 43006, Providence, RI 02940-3078.

CERTAIN PROVISIONS OF THE ACQUIRING FUND’S DECLARATION OF TRUST AND BYLAWS

The following description of certain provisions of the Acquiring Fund’s Amended and Restated Declaration of Trust and Bylaws is only a summary. For a complete description, please refer to the Declaration of Trust and Bylaws, which have been filed as exhibits to the Proxy Statement/Prospectus.

The Declaration of Trust and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of the Acquiring Fund, causing the Acquiring Fund to engage in certain transactions or modifying the Acquiring Fund’s structure. Furthermore, these provisions may have the effect of depriving shareholders of the opportunity to sell their shares at a premium over prevailing market prices by discouraging third parties from seeking to obtain control of the Acquiring Fund. These provisions, which are summarized below, may be regarded as “anti-takeover” provisions.

In addition, with respect to provisions in the Acquiring Fund’s Bylaws relating to actions by shareholders, described below, shareholders should be aware that they cannot waive their rights under the federal securities laws. The exclusive forum provisions in the Acquiring Fund’s Bylaws, described below, may increase costs for a shareholder to bring a claim and may discourage claims or limit investors’ ability to bring a claim in a judicial forum that they find favorable. Further, the enforceability of an exclusive forum provision is questionable.

Fifteen-year term

The Acquiring Fund’s Declaration of Trust provides that the Acquiring Fund will have a limited period of existence and will dissolve as of the close of business fifteen (15) years from the effective date of the initial registration statement of the Acquiring Fund (such date, including any extension, the “Termination Date”); provided, that the Board of Trustees may vote to extend the Termination Date (1) for one period that may in no event exceed one year following the Termination Date, and (2) for one additional period that may in no event exceed six months, in each case without a vote of the Acquiring Fund’s shareholders. On or before the Termination Date, the Acquiring Fund will cease its investment operations, retire or redeem its leverage facilities, if any, liquidate its investment portfolio (to the extent possible) and distribute all of its liquidated net assets to common shareholders of record in one or more distributions on or after the Termination Date. Notwithstanding the foregoing, if the Board of Trustees determines to cause the Acquiring Fund to conduct an Eligible Tender Offer (as defined herein) and the Eligible Tender Offer is completed, the Board of Trustees may, in its sole discretion and without any action by the shareholders of the Acquiring Fund, eliminate the Termination Date and provide for the Acquiring Fund’s perpetual existence, subject to the terms and conditions described herein.

The Acquiring Fund’s Declaration of Trust provides that an eligible tender offer (an “Eligible Tender Offer”) is a tender offer by the Acquiring Fund to purchase up to 100% of the then-outstanding common shares of beneficial interest (“common shares”) of the Acquiring Fund as of a date within the 12 months preceding the Termination Date. It is anticipated that shareholders who properly tender common shares in the Eligible Tender Offer will receive a purchase price equal to the NAV per share as of a date following the expiration date of the Eligible Tender Offer and prior to the payment date. The Declaration of Trust provides that, following an Eligible Tender Offer, the Acquiring Fund must have at least $100 million of net assets to ensure its continued viability (the “Termination Threshold”). If the number of properly tendered common shares would result in Fund’s net assets totaling less than the Termination Threshold, the Eligible Tender Offer will be terminated and no common shares will be repurchased pursuant to the Eligible Tender Offer. Instead, the Acquiring Fund will begin (or continue) liquidating its investment portfolio and proceed to terminate on the Termination Date. If the number of properly tendered common shares would result in the Acquiring Fund’s net assets totaling greater than the Termination Threshold, the Acquiring Fund will purchase all common shares properly tendered and not withdrawn pursuant to the terms of the Eligible Tender Offer. Following the completion of an Eligible Tender Offer, the Board of Trustees may vote to eliminate the Termination Date without a vote of the Acquiring Fund shareholders and cause the Acquiring Fund to have a perpetual existence.

Classification of the Board of Trustees; Election of Trustees

The Acquiring Fund’s Declaration of Trust provides that the Acquiring Fund’s trustees are designated as Trustees, and that the Acquiring Fund’s business and affairs are managed under the direction of the Board of Trustees.

The Acquiring Fund’s Declaration of Trust provides that the number of Trustees may be established only by a majority of the Board of Trustees then in office pursuant to the Bylaws. The Bylaws provide that the number of Trustees may not be greater than nine or less than one. Subject to any applicable limitations of the 1940 Act, and subject to any preferential rights of a class or series of preferred shares, any vacancy may be filled, at any regular meeting or at any special meeting called for that purpose, only by a majority of the remaining Trustees, even if those remaining Trustees do not constitute a quorum and any Trustee elected to fill a vacancy will serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualifies. Pursuant to the Declaration of Trust, on the first day the Acquiring Fund has more than one shareholder of record, the Board of Trustees is divided into three classes: Class I, Class II and Class III. Upon the expiration of their current terms, Trustees of each class will be elected to serve until the third annual meeting following their election and until their successors are duly elected and qualify. Each year only one class of Trustees will be elected by the shareholders. The classification of the Board of Trustees should help to assure the continuity and stability of the Acquiring Fund’s strategies and policies as determined by the Board of Trustees.

The classified Board provision could have the effect of making the replacement of incumbent Trustees more time-consuming and difficult. At least two annual meetings of shareholders, instead of one, generally will be required to effect a change in a majority of the Board of Trustees. Thus, the classified Board provision could increase the likelihood that incumbent Trustees will retain their positions. The staggered terms of Trustees may delay, defer or prevent a change in control of the Acquiring Fund, even though a change in control might be in the best interests of the shareholders.

Removal of Trustees

The Acquiring Fund’s Declaration of Trust provides that, subject to the rights of holders of one or more classes of preferred shares, if any, a Trustee may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of Trustees. This provision, when coupled with the provisions in the Declaration of Trust and Bylaws authorizing only the Board of Trustees to fill vacancies, precludes shareholders from removing incumbent Trustees, except for cause and by a substantial affirmative vote, and filling the vacancies created by the removal with nominees of shareholders.

Approval of Extraordinary Trust Action; Amendment of Declaration of Trust and Bylaws

Subject to certain exceptions described below, the Acquiring Fund’s Declaration of Trust provides for approval of amendments to the Declaration of Trust by the shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter. The Declaration of Trust also provides that (1) the Acquiring Fund’s liquidation or dissolution, or any merger, conversion, consolidation, share exchange or sale or exchange of all or substantially all of its assets that would require the approval of the shareholders of a Maryland corporation under the Maryland General Corporation Law; (2) certain transactions between the Acquiring Fund and any person or group of persons acting together, and any person controlling, controlled by or under common control with any such person or member of such group, that may exercise or direct the exercise of 10% or more of the Acquiring Fund’s voting power in the election of Trustees; (3) any amendment to the Declaration of Trust converting the Acquiring Fund from a closed-end investment company to an open-end investment company or otherwise make the common shares a redeemable security and (4) any amendment to certain provisions of the Declaration of Trust, including the provisions relating to the number, qualifications, certain other duties specified in the Declaration of Trust, classification, election and removal of Trustees, requires the approval of the shareholders entitled to cast at least 80% of the votes entitled to be cast on such matter. If such a proposal is approved by at least two-thirds of the Continuing Trustees (defined below), in addition to approval by the full Board, such proposal may be approved by the affirmative vote of the shareholders entitled to cast a majority of the votes entitled to be cast on such matter or, in the case of transactions described in (2) above or any merger, conversion, consolidation, share exchange or sale or exchange of all or substantially all of the Acquiring Fund’s assets, no shareholder approval is required, unless expressly required by the Declaration of Trust or the 1940 Act. The “Continuing Trustees” are defined in the Declaration of Trust as (1) the current Trustees that were serving at the time of closing of the initial public offering by the Acquiring Fund of common shares (“Initial Trustees”); (2) those Trustees whose nomination for election by the shareholders or whose election by the Board to fill vacancies is approved by a majority of Initial Trustees on the Board at the time of the nomination or election, as applicable or (3) any successor Trustees whose nomination for election by the shareholders or whose election by the Trustees to fill vacancies is approved by a majority of the Continuing Trustees or successor Continuing Trustees then in office. This provision could make it more difficult for certain extraordinary transactions to be approved if they are opposed by the Continuing Trustees and discourage proxy contests for control of the Board by persons wishing to cause such transactions to take place.

Notwithstanding the foregoing vote requirements, the Acquiring Fund’s Declaration of Trust provides that a sale or exchange of all or substantially all of the Acquiring Fund’s assets in connection with the termination or an Eligible Tender Offer does not require shareholder approval.

Subject to certain exceptions described above and as otherwise provided in the Acquiring Fund’s Declaration of Trust or in the terms of any series or class of shares of beneficial interest, a majority of the entire Board of Trustees, with the vote of a majority of the Continuing Trustees, may amend the Declaration of Trust without any action by the shareholder. The Declaration of Trust and Bylaws provide that the Board of Trustees has the exclusive power to make, alter, amend or repeal any provision of the Acquiring Fund’s Bylaws.

Advance Notice of Trustee Nominations and New Business

The Bylaws of the Acquiring Fund provide that, with respect to an annual meeting of shareholders, nominations of persons for election to the Board of Trustees and the proposal of other business to be considered by shareholders may be made only (1) by or at the direction of the Board of Trustees, or (2) by a shareholder who was a shareholder of record from the time such shareholder gives notice to the time of the annual meeting who is entitled to vote at the annual meeting in the election of each individual so nominated and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of shareholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Trustees at a special meeting may be made only (1) by or at the direction of the Board of Trustees, or (2) provided that the Board of Trustees has determined that Trustees shall be elected at such special meeting, by a shareholder who was a shareholders of record from the time the shareholder gives notice to the time of the special meeting who is entitled to vote at the special meeting and who has complied with the advance notice provisions of the Bylaws.

Shareholder-Requested Special Meetings

The Acquiring Fund’s Bylaws provide that special meetings of shareholders may be called by the Board of Trustees and certain of the Acquiring Fund’s officers. In addition, the Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by the Acquiring Fund’s secretary upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Action by Shareholders

Under the Acquiring Fund’s Declaration of Trust and Bylaws, shareholder action can be taken only at an annual or special meeting of shareholders. In addition, the Acquiring Fund’s Declaration of Trust prohibits derivative actions on behalf of the Trust by any person who is not a Trustee or shareholder of the Trust, except that such provision does not apply to any claims asserted under the US federal securities laws including, without limitation, the 1940 Act.

Exclusive Forum

The Acquiring Fund’s Bylaws provide that, unless the Acquiring Fund consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Acquiring Fund, (b) any action asserting a claim of breach of any duty owed by any Trustee, officer or employee of the Acquiring Fund to the Acquiring Fund or to the shareholders of the Acquiring Fund, (c) any action asserting a claim against the Acquiring Fund or any Trustee, officer or employee of the Acquiring Fund arising pursuant to any provision of the Trust Act, the Declaration of Trust or the Bylaws, or (d) any other action asserting a claim against the Acquiring Fund or any Trustee, officer or employee of the Acquiring Fund that is governed by the internal affairs doctrine. This exclusive forum provision does not apply to any claim under the US federal securities laws.

ACQUIRING FUND’S TERM

The Acquiring Fund’s Declaration of Trust provides that the Acquiring Fund will have a limited period of existence and will dissolve as of the close of business fifteen (15) years from the effective date of the initial registration statement of the Acquiring Fund, on the Termination Date; provided that the Board of Trustees may, in its sole discretion and without any action by the shareholders of the Acquiring Fund, vote to extend the Termination Date (1) for one period that may in no event exceed one year following the Termination Date, and (2) for one additional period that may in no event exceed six months. Notwithstanding the foregoing, if the Board of Trustees determines to cause the Acquiring Fund to conduct an Eligible Tender Offer, and the Eligible Tender Offer is completed, the Board of Trustees may, in its sole discretion and without any action by the shareholders of the Acquiring Fund, eliminate the Termination Date and provide for the Acquiring Fund’s perpetual existence, subject to the terms and conditions described below.

Eligible Tender Offer

The Acquiring Fund’s Declaration of Trust provides that an Eligible Tender Offer is a tender offer by the Acquiring Fund to purchase up to 100% of the then outstanding common shares as of a date within the 12 months preceding the Termination Date. It is anticipated that shareholders who properly tender common shares in the Eligible Tender Offer will receive a purchase price equal to the NAV per share as of a date following the expiration date of the Eligible Tender Offer and prior to the payment date. In an Eligible Tender Offer, the Acquiring Fund will offer to purchase all outstanding common shares held by each shareholder. The Acquiring Fund’s Declaration of Trust provides that, following an Eligible Tender Offer, the Acquiring Fund must have net assets greater than or equal to the Termination Threshold of $100 million of net assets to ensure the Acquiring Fund’s continued viability.

If the number of common shares properly tendered in an Eligible Tender Offer would result in the Acquiring Fund’s net assets totaling greater than the Termination Threshold, the Acquiring Fund will purchase all common shares properly tendered and not withdrawn pursuant to the terms of the Eligible Tender Offer and following the completion of such Eligible Tender Offer, the Board of Trustees may, in its sole discretion and without any action by the shareholders of the Acquiring Fund, eliminate the Termination Date and cause the Acquiring Fund to have a perpetual existence. In making a decision to eliminate the Termination Date to provide for the Acquiring Fund’s perpetual existence, the Board of Trustees will take such actions with respect to the Acquiring Fund’s continued operations as it deems to be in the best interests of the Acquiring Fund, based on market conditions at such time, the extent of common shareholder participation in the Eligible Tender Offer and all other factors deemed relevant by the Board of Trustees in consultation with the Adviser, taking into account that the Adviser may have a potential conflict of interest in seeking to convert the Acquiring Fund to a perpetual fund.

If the number of properly tendered common shares would result in the Acquiring Fund’s net assets totaling less than the Termination Threshold, the Eligible Tender Offer will be terminated, no common shares will be repurchased pursuant to the Eligible Tender Offer and the Acquiring Fund will begin (or continue) liquidating the Acquiring Fund’s investment portfolio and proceed to terminate on the Termination Date.

The Adviser will pay all costs and expenses associated with the making of an Eligible Tender Offer, other than brokerage and related transaction costs associated with disposition of portfolio investments in connection with the Eligible Tender Offer, which will be borne by the Acquiring Fund and its common shareholders. An Eligible Tender Offer would be made, and common shareholders would be notified thereof, in accordance with the Acquiring Fund’s Declaration of Trust, the 1940 Act, the Exchange Act, and the applicable tender offer rules thereunder (including Rule 13e-4 and Regulation 14E under the Exchange Act).

Termination and Liquidation

On or before the Termination Date, the Acquiring Fund will cease its investment operations, retire or redeem its leverage facilities, if any, liquidate its investment portfolio (to the extent possible) and distribute all of its liquidated net assets to common shareholders of record in one or more distributions on or after the Termination Date. In determining whether to extend the term, the Board of Trustees may consider a number of factors, including, without limitation, whether the Acquiring Fund would be unable to sell its assets at favorable prices in a time frame consistent with the Termination Date due to lack of market liquidity or other adverse market conditions, or whether market conditions are such that it is reasonable to believe that, with an extension, the Acquiring Fund’s remaining assets would appreciate and generate income in an amount that, in the aggregate, is meaningful relative to the cost and expense of continuing its operations.

The Acquiring Fund’s Adviser and Sub-Adviser will seek to manage its investment portfolio consistent with its obligation to cease operations on the Termination Date. To that end, the Adviser and Sub-Adviser intend to seek Private Infrastructure Opportunities that they reasonably expect can be sold or otherwise exited at favorable prices on or before the Termination Date. However, there is no assurance that a market or other exit strategy will be available for the Acquiring Fund’s less liquid investments, including investments in Private Infrastructure Opportunities. As the Termination Date approaches, the Acquiring Fund expects that the Adviser and Sub-Adviser will seek to liquidate the Acquiring Fund’s less liquid investments. As a result, based on prevailing market conditions, available investment opportunities and other factors, the Acquiring Fund may invest the proceeds from the sale of such investments in corporate debt securities or in listed equity securities, thereby increasing the portion of its total assets invested in those types of securities, or the Adviser may invest the proceeds in money market mutual funds; cash; cash equivalents; securities issued or guaranteed by the US government or its instrumentalities or agencies; high quality, short-term money market instruments; short-term debt securities; certificates of deposit; bankers’ acceptances and other bank obligations; commercial paper or other liquid debt securities. As a result, as the Termination Date approaches, the Acquiring Fund’s monthly cash distributions may decline, and there can be no assurance that the Acquiring Fund will achieve its investment objective or that its investment strategies will be successful.

Depending on a variety of factors, including the performance of the Acquiring Fund’s investment portfolio over the period of its operations, the amount distributed to common shareholders in connection with the Acquiring Fund’s termination or paid to participating common shareholders upon completion of an Eligible Tender Offer may be less, and potentially significantly less, than your original investment. The Acquiring Fund’s final distribution to common shareholders on the Termination Date and the amount paid to participating common shareholders upon completion of an Eligible Tender Offer will be based upon the Acquiring Fund’s NAV at such time, and initial investors and any investors that purchase the Acquiring Fund’s common shares may receive less, and potentially significantly less, than their original investment. Additionally, although tendering shareholders will receive an amount equal to NAV for their shares in an Eligible Tender Offer, given the nature of certain of the Acquiring Fund’s investments, the Acquiring Fund’s NAV may be impacted by the sale of such investments and, as a result, the amount actually distributed upon the Acquiring Fund’s termination may be less than the Acquiring Fund’s net asset value per share on the Termination Date, and the amount actually paid upon completion of an Eligible Tender Offer may be less than the Acquiring Fund’s NAV per share on the expiration date of the Eligible Tender Offer.

Because the Acquiring Fund’s assets will be liquidated in connection with its termination or to pay for common shares tendered in an Eligible Tender Offer, the Acquiring Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Acquiring Fund to lose money. The Acquiring Fund will make a distribution on the Termination Date of all cash raised from the liquidation of its assets prior to that time. However, given the nature of certain of the Acquiring Fund’s investments, particularly its investments in Private Infrastructure Opportunities, the Acquiring Fund may be unable to liquidate certain of its investments until well after the Termination Date. In this case, the Acquiring Fund may make one or more additional distributions after the Termination Date of any cash received from the ultimate liquidation of those investments. This would delay distribution payments, perhaps for an extended period of time, and there can be no assurance that the total value of the cash distribution made on the Termination Date and such subsequent distributions, if any, will equal the Acquiring Fund’s NAV on the Termination Date, depending on the ultimate results of such post-Termination Date asset liquidations. If, as a result of lack of market liquidity or other adverse market conditions, the Acquiring Fund’s Board of Trustees determines it is in the best interests of the Acquiring Fund, the Acquiring Fund may transfer any illiquid portfolio investments that remain unsold on the Termination Date to a liquidating trust and distribute interests in such liquidating trust to common shareholders as part of its final distribution. The liquidating trust, if used, would be a separate entity from the Acquiring Fund and, in reliance on Section 7 of the 1940 Act, would not be a registered investment company under the 1940 Act. Interests in the liquidating trust are expected to be nontransferable, except by operation of law. The sole purpose of the liquidating trust would be to hold illiquid investments of the Acquiring Fund that were unable to be sold and to dispose of such investments. As such investments are sold over time by the liquidating trust, the liquidating trust would distribute cash to its shareholders.

There can be no assurance as to the timing of or the value obtained from such liquidation.

The Acquiring Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Acquiring Fund is not a “target term” fund whose investment objective is to return its original NAV on the Termination Date or in an Eligible Tender Offer. The final distribution of net assets per common share upon termination or the price per common share in an Eligible Tender Offer may be more than, equal to or less than the initial public offering price per common share.

APPRAISAL RIGHTS

Stockholders of the Acquired Fund and shareholders of the Acquiring Fund do not have appraisal rights in connection with the proposed transactions.

FINANCIAL HIGHLIGHTS

The Acquired Fund

The information shown has been audited by KPMG LLP, the Acquired Fund’s independent registered public accounting firm. Financial statements for the fiscal year ended October 31, 2024, and the Report of the Independent Registered Public Accounting Firm thereon appear in the Acquired Fund’s Annual Report for the fiscal year ended October 31, 2024, which is available at https://www.aberdeeninvestments.com/en-us/investor/investment-solutions/closed-end-funds and upon request.

	For the Fiscal Years Ended October 31,
	2024	2023	2022	2021	2020
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of year	$6.05	$6.02	$10.70	$9.80	$8.97
Net investment income	0.06	0.05	0.06	0.08	0.06
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	1.32	0.41	(3.37)	1.25	1.03
Total from investment operations	1.38	0.46	(3.31)	1.33	1.09
Distributions from:
Net investment income	(0.07)	(0.06)	(0.12)	(0.06)	(0.07)
Net realized gains	–	–	(0.87)	(0.37)	(0.19)
Return of capital	(0.38)	(0.35)	(0.37)	–	–
Total distributions	(0.45)	(0.41)	(1.36)	(0.43)	(0.26)
Capital Share Transactions:
Impact of Stock Distribution (Note 5)	(0.02)	(0.02)	(0.01)	–	–
Net asset value, end of year	$6.96	$6.05	$6.02	$10.70	$9.80
Market price, end of year	$5.81	$5.07	$5.29	$9.27	$8.22
Total Investment Return Based on(b):
Market price	23.62%	3.09%	(31.92)%	17.78%	12.75%
Net asset value	24.10%	8.10%	(32.88)%	14.03%	12.84%
Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of year (000 omitted)	$97,399	$83,094	$81,298	$143,425	$131,459
Average net assets applicable to common shareholders (000 omitted)	$97,451	$88,898	$104,074	$142,960	$119,625
Gross operating expenses	1.10%	1.29%	1.08%	– (c)	– (c)
Net operating expenses, net of fee waivers	1.10%	1.27%	1.08%	0.83%	0.85%
Net operating expenses, net of fee waivers and excluding interest expense	1.01%	1.18%	0.99%	0.76%	–
Net Investment income	0.87%	0.70%	0.83%	0.76%	0.63%
Portfolio turnover	45%	54%	38%	45%	34%
Line of credit payable outstanding (000 omitted)	$9,979	$10,037	$10,226	$13,330	$–
Asset coverage ratio on line of credit payable at year end(d)	1,076%	928%	895%	1,176%	–
Asset coverage per $1,000 on line of credit payable at year end	$10,761	$9,279	$8,950	$11,759	$–

(a)	Based on average shares outstanding.
(b)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(c)	No applicable fee waivers during the fiscal year ended October 31, 2021, 2020.
(d)	Asset coverage ratio is calculated by dividing net assets as of each fiscal period end plus the amount of any borrowings for investment purposes outstanding as of each fiscal period end by the amount of any borrowings as of each fiscal period end, and then multiplying by $1,000.

Amounts listed as “–” are $0 or round to $0.

The Acquiring Fund

The information shown has been audited by KPMG LLP, the Acquiring Fund’s independent registered public accounting firm. Financial statements for the fiscal year ended September 30, 2024, and the Report of the Independent Registered Public Accounting Firm thereon appear in the Acquiring Fund’s Annual Report for the fiscal year ended September 30, 2024, which is available at https://www.aberdeeninvestments.com/en-us/investor/investment-solutions/closed-end-funds and upon request.

	For the Fiscal Years Ended September 30,								For the Period Ended September 30,
	2024		2023		2022		2021		2020 (a)
PER SHARE OPERATING PERFORMANCE(b):
Net asset value per common share, beginning of year	$19.16		$18.93		$22.27		$19.43		$20.00
Net investment income	0.15		0.28		0.04		0.20		0.02
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	3.85		1.39		(2.01)		3.94		(0.59)
Total from investment operations applicable to common shareholders	4.00		1.67		(1.97)		4.14		(0.57)
Distributions to common shareholders from:
Net investment income	(0.39)		(0.68)		(0.22)		(1.20)		–
Net realized gains	(1.08)		(0.76)		(1.15)		(0.10)		–
Return of capital	(0.52)		–		–		–		–
Total distributions	(1.99)		(1.44)		(1.37)		(1.30)		–
Net asset value per common share, end of year	$21.17		$19.16		$18.93		$22.27		$19.43
Market price, end of year	$20.21		$16.10		$15.73		$19.93		$17.51
Total Investment Return Based on(c):
Market price	39.95%		11.04%		(15.23)%		21.54%		(12.45)%
Net asset value	23.19	%(d)	9.80	%(d)	(8.70	)%(d)	22.39	%(d)	(2.85)%
Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of year (000 omitted)	$612,616		$482,924		$167,645		$197,185		$172,015
Average net assets applicable to common shareholders (000 omitted)	$513,100		$372,392		$195,544		$196,015		$177,052
Net operating expenses, net of fee waivers	2.00	%(e)	1.83	%(e)	1.99	%(e)	1.78%		2.00	%(f)(g)
Net operating expenses, net of fee waivers, excluding deferred tax expense	1.65%		1.65%		1.79%		1.78%		2.00	%(f)(g)
Gross operating expenses, excluding fee waivers	2.04%		1.85%		1.99%		1.78%		2.00	%(f)(g)
Net Investment income	0.73%		1.36%		0.20%		0.92%		0.55	%(f)
Portfolio turnover	15	%(h)	28	%(i)	25%		28%		–	(j)

(a)	For the period from July 29, 2020 (commencement of operations) through September 30, 2020.
(b)	Based on average shares outstanding.
(c)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(d)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(e)	The Fund recorded deferred tax expense associated with its subsidiary’s investments in partnerships of $1,797,274, $654,810 and $402,135 for the years ended September 30, 2024, September 30, 2023 and September 30, 2022, respectively.
(f)	Annualized.
(g)	The expense ratio is higher than the Fund anticipates for a typical fiscal year due to the short fiscal period covered by the report.
(h)	The portfolio turnover calculation excludes $61,946,459 and $58,008,972 of proceeds received and cost of investments related to rebalancing the portfolio after the fund reorganization which occurred on September 20, 2024. See Notes to Consolidated Financial Statements.
(i)	The portfolio turnover calculation excludes $194,946,484 and $181,919,462 of proceeds received and cost of investments related to rebalancing the portfolio after the fund reorganization which occurred on March 10, 2023.
(j)	Not annualized.

Amounts listed as “–” are $0 or round to $0.

INFORMATION ABOUT THE REORGANIZATION

Pursuant to the Reorganization Agreement (a form of which is attached as Appendix A to this Proxy Statement/Prospectus), the Acquired Fund will transfer all of its assets to the Acquiring Fund and the Acquiring Fund will assume all of the Acquired Fund’s liabilities and obligations in exchange solely for newly issued common shares of the Acquiring Fund, which will be distributed by the Acquired Fund to its stockholders in the form of a liquidating distribution. Acquiring Fund common shares issued to the Acquired Fund stockholders will have an aggregate NAV equal to the aggregate NAV of the Acquired Fund’s outstanding common shares immediately prior to the Reorganization. Each stockholder of the Acquired Fund will receive the number of Acquiring Fund common shares corresponding to his or her proportionate interest in the common shares of the Acquired Fund (with cash in lieu of fractional shares of the Acquiring Fund, which may be taxable). The Reorganization, together with related acts necessary to consummate the same, shall occur at the principal office of the Acquiring Fund or via electronic exchange of documents in the third quarter of 2025 and after satisfaction or waiver of the conditions precedent to the Closing, immediately after the close of regular trading on the NYSE, or at such other place and/or on such other date as to which the parties may agree. As soon as practicable after the Closing Date for the Reorganization, the Acquired Fund will dissolve pursuant to Maryland law.

The distribution of Acquiring Fund common shares to the Acquired Fund stockholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the stockholders of the Acquired Fund and transferring to those shareholder accounts Acquiring Fund common shares. Each newly-opened account on the books of the Acquiring Fund for the former stockholders of the Acquired Fund will represent the respective pro rata number of Acquiring Fund common shares due to such shareholder.

TERMS OF THE REORGANIZATION AGREEMENT

The following is a summary of the significant terms of the Reorganization Agreement. The form of Reorganization Agreement is attached as Appendix A to the Proxy Statement/Prospectus.

Valuation of Common Shares

The NAV per Acquiring Fund share shall be computed as of the time at which the Acquired Fund and the Acquiring Fund calculate their NAV as set forth in their respective prospectuses (normally the close of regular trading on the NYSE) on the Closing Date (the “Effective Time”), after the declaration and payment of any dividends and/or other distributions on that date. At the closing of the Reorganization, the Reorganization Agreement sets forth that the Acquired Fund assets will be valued in accordance with the Acquired Fund’s valuation procedures as approved by the Board of the Acquired Fund; provided, however, in the event of any inconsistency, the Acquired Fund and Acquiring Fund may confer and mutually agree on the valuation, subject to approval by the Board of Directors of the Acquired Fund and Board of Trustees of the Acquiring Fund. Upon the consummation of the Reorganization, the assets transferred to the Acquiring Fund will be valued pursuant to the Acquiring Fund’s valuation procedures as approved by the Board of Trustees of the Acquiring Fund.

Calculation of Number of Acquiring Fund Shares

As of the Effective Time, each Acquired Fund share outstanding immediately prior to the Effective Time shall be exchanged for Acquiring Fund shares in an amount equal to the ratio of the NAV per share of the Acquired Fund to the NAV per share of the Acquiring Fund. No fractional Acquiring Fund shares will be distributed unless such shares are to be held in a dividend reinvestment plan account. In the event Acquired Fund stockholders would be entitled to receive fractional Acquiring Fund shares, the Acquiring Fund’s transfer agent will aggregate such fractional shares and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Acquired Fund stockholders, and each such Acquired Fund stockholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional Acquiring Fund shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Acquired Fund stockholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to Acquired Fund stockholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

Conditions

Under the terms of the Reorganization Agreement, the Reorganization is conditioned upon, among other things, approval of the Proposal at the Special Meeting by stockholders of the Acquired Fund and each Fund’s receipt of certain routine certificates and legal opinions.

Termination

The Reorganization Agreement may be terminated (i) by mutual agreement of the parties at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board of the Acquiring Fund and the Board of the Acquired Fund, make proceeding with the Reorganization Agreement inadvisable; or (ii) if one party breaches any representation, warranty or agreement contained in the Reorganization Agreement to be performed at or before the Closing Date, which breach would give rise to the failure of a condition precedent to the obligation of a party as set forth in the Reorganization Agreement, and it is not cured within 30 days after being provided notice by the non-breaching party.

Expenses of the Reorganization

abrdn Inc. and its affiliates will bear certain expenses (for example, legal and solicitation costs) incurred in connection with the Reorganization, except as otherwise disclosed in the proxy statements to Acquired Fund stockholders including portfolio transaction costs and certain taxes, whether or not the Reorganization is consummated. The expenses of the Reorganization expected to be borne by abrdn are estimated to be approximately $450,000 to $500,000. To the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases of portfolio holdings made in connection with the Reorganization, these will be borne by the Acquired Fund with respect to the portfolio transitioning and payments to settle the Acquired Fund’s outstanding leverage under its credit facility and to fund an anticipated tender offer to be conducted before the Reorganization and borne by the Combined Fund with respect to the portfolio transitioning conducted after closing of the Reorganization.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

Treatment as a Tax-Free Reorganization

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes under section 368(a) of the Code. As a condition to the closing of the Reorganization, the Acquired Fund and the Acquiring Fund each will receive an opinion from Dechert LLP, dated as of the Closing Date, regarding the characterization of the Reorganization as a “reorganization” within the meaning of section 368(a) of the Code. The opinion of Dechert LLP will be based on US federal income tax law in effect on the Closing Date. In rendering its opinion, Dechert LLP will also rely upon certain representations of the management of the Acquired Fund and the Acquiring Fund and assume, among other things, that the Reorganization will be consummated in accordance with the Reorganization Agreement and other operative documents and as described herein.

As a reorganization, the US federal income tax consequences of the Reorganization can be summarized as follows:

●	The transfer of the Acquired Fund assets in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all liabilities of the Acquired Fund followed by the distribution by the Acquired Fund of Acquiring Fund shares to the Acquired Fund stockholders in exchange for their Acquired Fund shares in liquidation of the Acquired Fund pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a “reorganization” within the meaning of section 368(a)(1) of the Code;
●	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund assets solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of all liabilities of the Acquired Fund;
●	No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all liabilities or upon the distribution of the Acquiring Fund shares to the Acquired Fund stockholders in exchange for their Acquired Fund shares, except that the Acquired Fund may be required to recognize gain or loss with respect to contracts described in section 1256(b) of the Code or stock in a passive foreign investment company, as defined in section 1297(a) of the Code;
●	No gain or loss will be recognized by the Acquired Fund stockholders upon the exchange of the Acquired Fund shares for Acquiring Fund shares (except with respect to cash received in lieu of fractional shares of the Acquiring Fund);
●	The aggregate tax basis for the Acquiring Fund shares received by each Acquired Fund stockholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by each such Acquired Fund stockholder immediately prior to the Reorganization (reduced by any amount of tax basis allocable to fractional shares of the Acquiring Fund for which cash is received);
●	The holding period of the Acquiring Fund shares to be received by each Acquired Fund stockholder will include the period during which the Acquired Fund shares surrendered in exchange therefor were held (provided such Acquired Fund shares were held as capital assets on the date of the Reorganization);
●	Except for assets which may be marked to market for federal income tax purposes as a consequence of a termination of the Acquired Fund’s taxable year, the tax basis of the Acquired Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund in exchange therefor; and
●	The holding period of the Acquired Fund assets in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund (except where the investment activities of the Acquiring Fund have the effect of reducing or eliminating such periods with respect to an Acquired Fund asset).

The Funds have not sought a tax ruling from the IRS. Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, and thus is taxable, the Acquired Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each stockholder of the Acquired Fund would recognize a taxable gain or loss equal to the difference between its tax basis in the Acquired Fund shares and the fair market value of the shares of the Acquiring Fund it received.

Capital Loss Carryforwards

As of the fiscal year ended October 31, 2024, the Acquired Fund had $5,154,708 of capital loss carryforwards. As of the fiscal year ended September 30, 2024, the Acquiring Fund had $52,004,589 of capital loss carryforwards. It is estimated, based on the Acquired Fund’s holdings and their market value as of January 27, 2025, that the Acquired Fund’s capital loss carryforwards would offset most of the gains generated if the Acquired Fund sold portfolio holdings on that date to generate cash to settle its leverage and fund a tender offer prior to the closing of the Reorganization. The Acquiring Fund’s ability to carry forward and use the Acquired Fund’s pre-Reorganization capital losses that remain, if any, may be limited following the Reorganization under the loss limitation rules of sections 382, 383 and 384 of the Code. A fund’s “pre-acquisition losses” (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) cannot be used to offset unrealized gains in another fund that are “built in” (unrealized) at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five calendar years. Further, a portion of a fund’s pre-acquisition losses may become subject to an annual limitation on the amount that may be used to offset future gain. Any remaining pre-acquisition losses will offset capital gains realized after the Reorganization, and this will reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization. Therefore, in certain circumstances, shareholders of a fund may be subject to tax sooner or incur more taxes as a result of the transactions that would take place as part of the Reorganization than they would have had the Reorganization not occurred.

The impact of the rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each of the Acquired Fund and the Acquiring Fund at the time of the Reorganization and thus cannot be calculated precisely at this time.

Cash in lieu of Fractional Shares of the Acquiring Fund

If an Acquired Fund stockholder receives cash in lieu of a fractional share of Acquiring Fund, the Acquired Fund stockholder will be treated as having received the fractional share of the Acquiring Fund pursuant to the Reorganization and then as having sold that fractional share of the Acquiring Fund for cash. As a result, each such Acquired Fund stockholder generally will recognize gain or loss equal to the difference between the amount of cash received and the tax basis in his, her or its fractional share of the Acquiring Fund. This gain or loss generally will be a capital gain or loss and will be long-term capital gain or loss if, as of the date of Reorganization, the shareholder’s holding period for the shares (including the holding period of the Acquired Fund shares surrendered therefor) is greater than one year. The deductibility of capital losses is subject to limitations.

Distribution of Income and Gains

The Acquired Fund’s tax year is expected to end as a result of the Reorganization. The Acquired Fund generally will be required to declare to its stockholders of record one or more distributions of all of its previously undistributed investment company taxable income and net realized capital gain (if any), including capital gain realized on any securities disposed of in connection with the Reorganization, in order to maintain its treatment as a RIC during its tax year ending with the date of the Reorganization and to eliminate any US federal income tax on its taxable income in respect of such tax year.

The pre-Reorganization portfolio transitioning is anticipated to result in net capital gains of $6.5 million, or $0.46 per share based on Acquired Fund holdings as of January 27, 2025. However, it is anticipated that the Acquired Fund’s capital loss carryforwards would offset most of the projected realized gains. The actual tax consequences as a result of portfolio repositioning are dependent on the portfolio composition of the Acquired Fund at the time and market conditions.

Moreover, if the Acquiring Fund has investment company taxable income or net realized capital gain, but has not distributed such income or gain prior to the Reorganization and you acquire shares of the Acquiring Fund in the Reorganization, a portion of your subsequent distributions from the Combined Fund may, in effect, be a taxable return of part of your investment. Similarly, if you acquire Acquiring Fund shares in the Reorganization when the Acquiring Fund holds appreciated securities, you may receive a taxable return of part of your investment if and when the Combined Fund sells the appreciated securities and distributes the realized gain.

Tracking Your Basis and Holding Period; State and Local Taxes

After the Reorganization of the Acquired Fund, you will continue to be responsible for tracking the adjusted tax basis and holding period for your shares of the Combined Fund for federal income tax purposes. You should consult your tax adviser regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax adviser about the state and local tax consequences, if any, of the Reorganization because the discussion above only relates to the federal income tax consequences.

Portfolio Transitioning

Portfolio transitioning after the Reorganization may result in capital gains or losses, which may have federal income tax consequences. For example, if the Reorganization was completed on January 27, 2025, it is estimated that approximately $4.3 million, or $0.13 per share, in capital gains would have resulted from portfolio transitioning in the Combined Fund following the Reorganization.

ANNUAL MEETING

PROPOSAL No. 1 – election of class ii directorS

Persons named in the proxy card intend, in the absence of contrary instructions, to vote all proxies “FOR” the election of the nominees listed below as Directors of abrdn Japan Equity Fund, Inc (the “Fund”).

(i) Alan Goodson, as a Class II Director, to serve until the 2028 Annual Meeting of Stockholders or until his successor is duly elected and qualified;

(ii) Rose DiMartino, as a Class II Director, to serve until the 2028 Annual Meeting of Stockholders or until her successor is duly elected and qualified; and

The terms of each nominee for Director will expire on the date of the Annual Meeting of Stockholders in the year stated above or the date that his/her successor is elected and qualified; provided that, if Proposal No. 1 at the Special Meeting related to the Reorganization is approved and the Reorganization is consummated, the Fund would no longer hold annual meetings beginning in 2026 on account of its reorganization with and into the Acquiring Fund. The Acquiring Fund would continue holding annual meetings post-Reorganization as required by law and applicable regulations.

Each nominee for Directors has consented to be named in this Proxy Statement and to serve as a Director of the Fund if elected. The Board has no reason to believe that the nominees will become unavailable for election as Directors, but if that should occur before the Annual Meeting, the persons named as proxies in the proxy card will vote for such person(s) as the Board may recommend.

The affirmative vote of a majority of the votes cast at the Annual Meeting at which a quorum is present is necessary for the election of a Director. For purposes of the election of the Director for the Fund, any abstentions will not be counted as votes cast and will have no effect on the result of the vote.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL No. 1 at the Annual Meeting.

PROPOSAL No. 2 – continuation of the term of one Director within Class I under the
Fund’s Corporate Governance Policies

The Board has adopted Corporate Governance Policies which include a policy requiring that after an Independent Director has served on the Board for three consecutive terms of three years following the later of (a) engagement of the existing investment manager of the Fund or (b) the Independent Director's election to the Board, the Independent Director will be put forth for consideration by stockholders annually. Under the Corporate Governance Policies, Independent Directors currently serving on the Board will be submitted to stockholders for consideration of continuation as a director on an annual basis beginning at the first annual meeting following the end of the Board member's three-year term in office after the end of such Independent Director's current term. Ms. Radhika Ajmera is being put forth for consideration by stockholders annually pursuant to the Corporate Governance Policies.

The Board, including the Independent Directors, upon the recommendation of the Board's Nominating and Corporate Governance Committee, which is composed entirely of Independent Directors, recommends the continuation of Radhika Ajmera as a Director until the 2026 Annual Meeting.

If the nominee pursuant to Proposal 2 does not receive the requisite votes, the nominee will be deemed to have tendered her resignation for consideration by the Board. The Nominating and Corporate Governance Committee of the Fund shall make a recommendation to the Board on whether to accept or reject the resignation, or whether other action shall be taken. The Board shall act on the resignation, taking into account the Nominating and Corporate Governance Committee's recommendation, and shall publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the voting results. The nominee will not participate in the Nominating and Corporate Governance Committee's recommendation or the Board's decision with respect to such nominee.

The Board knows of no reason why the nominee will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominee as the affected Board may recommend.

The Board unanimously recommends that stockholders vote "FOR" Proposal No. 2 at the annual meeting.

Information Concerning Directors and Nominees

The following table sets forth information concerning the nominees for Directors, as well as the other current Directors. One Director, Mr. Goodson, is considered to be an "interested person" (as defined in the 1940 Act) of the Fund ("Interested Director").

Nominees Under Proposals 1 and 2

Name, Address of Nominee/Directors, Year of Birth	Principal Occupation or Employment During at Least Past Five Years	Position with the Fund, Term of Office and Length of Time Served(1)	Dollar Range of Equity Securities Owned in the Fund(2)	Aggregate Dollar Range of Equity Securities Owned in all Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(2)(3)	Number of Registered Investment Companies (“Registrants”) Consisting of Investment “Portfolios” in Fund Complex* Overseen by Director	Other Directorships Held by Director or Nominee for Director
Nominees for Independent Director
Rose DiMartino† c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1952	Ms. DiMartino has been retired since 2019. Previously, she was Partner (1991-2017) and Senior Counsel (2017-2019) at the law firm of Willkie Farr & Gallagher LLP.	Class II Director; Term expires 2028, if elected; Director since 2024	$1-$10,000	$50,001-$100,000	6 Registrants consisting of 8 Portfolios.	None.

Radhika Ajmera c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1964

Ms. Ajmera was appointed Chair of abrdn Japan Equity Fund Inc in 2017, having served as a director since 2014. She has been an independent nonexecutive director of abrdn Asia-Pacific Income Fund VCC since 2015. She is also an independent non-executive director of abrdn Funds since 2020 and abrdn Global Income Fund Inc, abrdn Asia-Pacific Income Fund Inc and abrdn Australia Equity Fund Inc since 2021. She has over 20 years’ experience in fund management, predominantly in emerging markets. She has also held a number of UK closed end fund non-executive directorships. Ms. Ajmera is a graduate of the London School of Economics.

		Class I Director; Term expires 2027: Director since 2014, Chair since 2017	$1-$10,000	$10,000-$50.000	5 Registrants consisting of 24 Portfolios	None.

Nominee for Interested Director
Alan Goodson†† c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Currently, Executive Director and Head of Product & Client Solutions – Americas for abrdn Inc., overseeing Product Management & Governance, Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of abrdn Inc. and joined abrdn Inc. in 2000.	Class II Director; Term expires 2028, if elected; Director since 2024	None	$50,001-$100,000	3 Registrants consisting of 3 Portfolios.	None.

* As of the date of this Proxy Statement/Prospectus, the Fund Complex has a total of 18 Registrants with each Board member serving on the Boards of the number of Registrants listed. Each Registrant in the Fund Complex has one Portfolio except for two Registrants that are open-end funds, abrdn Funds and abrdn ETFs, which each have multiple Portfolios. The Registrants in the Fund Complex are as follows: abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Emerging Markets ex-China Fund, Inc., The India Fund, Inc., abrdn Japan Equity Fund, Inc., abrdn Income Credit Strategies Fund, abrdn Global Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Healthcare Investors, abrdn Life Sciences Investors, abrdn Healthcare Opportunities Fund, abrdn World Healthcare Fund, abrdn Funds (18 Portfolios), and abrdn ETFs (3 Portfolios).

† Member of the Audit Committee.

†† Deemed to be an Interested Director of the Fund because of his affiliation with the Fund's investment manager.

(1) Each director serves for a three-year term. The current term for Ms. DiMartino and Mr. Goodson would end at the annual stockholder meeting in 2025.

(2) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. The dollar value of shares is based upon the market price as of March 11, 2025.

(3) The “Family of Investment Companies” includes the Fund and other registered investment companies advised by abrdn Asia Limited or its affiliates which hold themselves out to investors as related companies for purposes of investment and investor services.

Directors Whose Term Continues Beyond the Annual Meeting

Name, Address and Year of Birth	Principal Occupation(s) and Employment During at Least Past Five Years	Position with the Fund, Term of Office and Length of Time Served	Dollar Range of Equity Securities Owned in the Fund(1)	Aggregate Dollar Range of Equity Securities Owned in all Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(1)	Number of Registered Investment Companies ("Registrants") consisting of Investment Portfolios ("Portfolios") in Fund Complex* Overseen by Board Members	Other Directorships Held by Board Member**
Independent Board Members
Anthony S. Clark c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1953

Mr. Clark has been the Managing Member of Innovation Capital Management LLC, a registered investment adviser, since January 2016. Previously, Mr. Clark was Chief Investment Officer of the Pennsylvania State Employees’ Retirement System, Deputy Chief Investment Officer of the Pension Benefit Guaranty Corporation, and Director of Global Equities in the Investment Department of the Howard Hughes Medical Institute. Mr. Clark is a Chartered Financial Analyst (CFA).

		Class III Director; Term expires in 2026; Director since 2015	$1-$10,000	$1-$10,000	1 Registrant consisting of 1 Portfolio	Director of The Taiwan Fund, Inc. since 2017

C. William Maher c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1961	Mr. Maher is a Co-founder of Asymmetric Capital Management LLC from May 2018 to September 2020. Formerly Chief Executive Officer of Santa Barbara Tax Products Group from October 2014 to April 2016.	Class III Director; Term expires 2026; Director since 2023	$10,000-$50,000	Over $100,000	7 Registrants consisting of 7 Portfolios	None.

*	As of the date of this Proxy Statement/Prospectus, the Fund Complex has a total of 18 Registrants with each Board member serving on the Boards of the number of Registrants listed. Each Registrant in the Fund Complex has one Portfolio except for two Registrants that are open-end funds, abrdn Funds and abrdn ETFs, which each have multiple Portfolios. The Registrants in the Fund Complex are as follows: abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Emerging Markets ex-China Fund, Inc., The India Fund, Inc., abrdn Japan Equity Fund, Inc., abrdn Income Credit Strategies Fund, abrdn Global Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Healthcare Investors, abrdn Life Sciences Investors, abrdn Healthcare Opportunities Fund, abrdn World Healthcare Fund, abrdn Funds (18 Portfolios), and abrdn ETFs (3 Portfolios).
**	Current directorships (excluding Fund Complex) as of the date of this report held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “1934 Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
(1)	The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. The dollar value of shares is based upon the market price as of March 11, 2025.
(2)	The “Family of Investment Companies” includes the Fund and other registered investment companies advised by abrdn Asia Limited or its affiliates which hold themselves out to investors as related companies for purposes of investment and investor services.

Additional Information about the Board of Directors

The Board is currently comprised of four Independent Directors and one Interested Director, Mr. Goodson.

The Board believes that each Director’s experience, qualifications, attributes and/or skills on an individual basis and in combination with those of the other Directors on the Board lead to the conclusion that each Director should serve on the Board. The Board believes that each Director’s ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with abrdn Asia Limited (“aAL” or the “Investment Manager”), the Fund’s investment manager, other services providers, counsel, and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Director can make to the Board and Fund.

A Director’s ability to contribute effectively may have been attained through the Director’s executive, business, consulting, and/or academic positions; experience from service as a Director of the Fund and other funds/portfolios in the abrdn fund complex, other investment funds, public companies, non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences. In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Director. Ms. Ajmera—financial background in fund management; Mr. Clark—financial background in investment management for public pension plans and a private foundation; Ms. DiMartino—experience as a law firm partner counselling registered investment companies and their advisers in all aspects of fund organization and operation for over 30 years; Mr. Maher—financial background in the financial services industry; and Mr. Goodson—Executive director and Head of Product & Client Solutions—Americas for Aberdeen.

The Board believes that the significance to the Fund of each Director’s experience, qualifications, attributes and/or skills is an individual matter (meaning that it may vary by individual) and that these factors are best evaluated at the Board level, with no particular factor being indicative of effectiveness. In addition, in its periodic self-assessment of its effectiveness, the Board considers the complementary individual skills and experience to oversee the business of the Fund. References to the experience, qualifications, attributes and/or skills of Directors are presented pursuant to disclosure requirements of the Securities and Exchange Commission (the “Commission”), and do not constitute holding out the Board or any Director as having any special expertise or experience, and should not be considered to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Based on the information furnished by each of the Independent Directors as of October 31, 2024 neither any of the Independent Directors nor any immediate family member of the Independent Directors owned any securities of the Investment Manager, or any of its affiliates, of the Fund as of such date.

The Board held five meetings during its fiscal year ended October 31, 2024. Each current Independent Director attended at least seventy-five percent of the aggregate number of meetings of the Board and any Committee of which they were a member. For annual or special stockholder meetings, Directors may but are not required to attend the meetings.

Audit Committee

The Board has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which is responsible for reviewing financial and accounting matters. The members of the Audit Committee are independent as defined in Sections 303A.02 and 303A.07(a) of the New York Stock Exchange’s (the “NYSE”) Listed Company Manual, as may be modified or supplemented. The Fund has adopted a formal, written Audit Committee Charter, a copy of which is available at https://www.aberdeeninvestments.com/en-us/investor/investment-solutions/closed-end-funds. The current members of the Audit Committee are Messrs. Clark and Maher and Mses. Ajmera and DiMartino. Mr. Clark has been designated as the Fund’s “audit committee financial expert,” as defined in Item 3 of Form N-CSR, and is presumed to be financially sophisticated for purposes of Section 802B(2) of the NYSE US LLC Company Guide.

The Audit Committee met four times during its fiscal year ended October 31, 2024. The report of the Audit Committee, along with certain disclosures regarding fees paid to the Fund’s independent registered public accounting firm, are set forth within this document.

Nominating and Corporate Governance Committee

The Fund has established a Nominating and Corporate Governance Committee (the “Nominating Committee”) to promote the effective participation of qualified individuals on the Board, committees of the Board, and to review, evaluate and enhance the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund so that the interests of shareholders of the Fund are well-served. In pursuit of this purpose, the Nominating Committee’s responsibilities include the identification and nomination of new Trustees and the coordination of the annual self-assessment of the performance of the Board and the Fund’s committee structure to ensure the effective functioning of the Board. The members of the Nominating Committee are Ms. Ajmera, Mr. Clark, Ms. DiMartino, and Mr. Maher. Ms. Ajmera serves as the Chair of the Nominating Committee.

The Nominating Committee makes nominations to fill vacancies for trustees of the Fund and submits such nominations to the full Board. No trustee may be elected by the Board or nominated by the Board for election by shareholders unless nominated by the Committee. In nominating candidates, the Nominating Committee will seek to identify candidates who can bring to the Board the skills, experience and judgment necessary to address the issues trustees of investment companies, and the Fund in particular, may confront in fulfilling their duties to fund shareholders. The Nominating Committee may, in its discretion, establish specific, minimum qualifications (including skills) that must be met by candidates and may take into account a wide variety of factors in considering prospective trustee candidates. The Nominating Committee generally considers the background, experience, qualifications, attributes, skills and diversity that a prospective trustee will bring to the Board. The Nominating Committee may also consider other factors or attributes as they may determine appropriate in their judgment. The Nominating Committee believes that the significance of each candidate’s background, experience, qualifications, attributes or skills must be considered in the context of the Board as a whole.

The Nominating Committee shall consider Trustee candidates from such sources it deems appropriate, including candidates recommended by shareholders of the Fund. In order for the Nominating Committee to consider shareholder recommendations, the candidate must (i) satisfy any minimum qualifications of the Fund for its trustees, including all qualifications provided under the Nominating Committee’s Charter and in the Fund’s organizational documents; (ii) not be an “interested persons” of the Fund as that term is defined in the 1940 Act; and (iii) must be “independent” as defined in the NYSE listing standards.

All shareholder recommendations must be submitted in writing to the Secretary of the Fund by the deadline for submission of any shareholder proposals which would be included in the Fund’s proxy statement for the next annual meeting of the Fund. Each shareholder or shareholder groups submitting proposed candidates must meet the requirements stated in the Nominating Committee’s charter and in the Fund’s organizational documents in order to recommend a candidate.

The Nominating Committee met one time during the fiscal year ended September 30, 2024.

Board Leadership Structure and Risk Oversight

The Fund is focused on its corporate governance practices and values independent Board oversight as an essential component of strong corporate performance to enhance stockholder value. The Fund’s commitment to independent oversight is demonstrated by the fact that the majority of its Directors are independent. In addition, all of the members of the Board's committees are independent. The Board acts independently of management and regularly holds independent director sessions of the Board without members of management present.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board's general oversight of the Fund and is addressed as part of various Board and committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. The Investment Manager and other service providers of the Fund also employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. In addition, the Fund's Chief Compliance Officer compiles a risk assessment for the Fund which is reviewed by the Board. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Fund, the Board interacts with and reviews reports from, among others, the Investment Manager, the Fund's administrator, the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Fund and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board Retirement Policy

The Board has adopted a retirement policy that seeks to balance the need for fresh perspectives against the benefits that the experience and institutional memory of existing Director may provide and seeks to enhance the overall effectiveness of the Board. The Board's policy states that no Director candidate shall be presented to stockholders of the Fund for election at any meeting that is scheduled to occur after he or she has reached the age of 75. In addition, each Director shall automatically be deemed to retire from the Board at the next annual stockholders' meeting following the date he or she reaches the age of 75 years, even if his or her tenure of office has not expired on that date. Where no annual stockholders meeting is held, the retiring Director is deemed to retire at the conclusion of the next regular quarterly Board meeting following the date he or she reaches the age of 75.

Stockholder Communications

Stockholders may send communications to the Board. Stockholders should send communications intended for the Board by addressing the communication directly to the Board (or Director(s)) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or Director(s)) and by sending the communication to either the Fund's office or directly to such Director(s) at the address specified for each Director above or to investor.relations@aberdeenplc.com. Other stockholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

Officers

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years
Joseph Andolina** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Chief Compliance Officer; Vice President – Compliance	Since 2017	Currently, Chief Risk Officer – Americas for abrdn Inc. and serves as the Chief Compliance Officer for abrdn Inc. Prior to joining the Risk and Compliance Department, he was a member of abrdn Inc.'s Legal Department, where he served as US Counsel since 2012.

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years
Hisashi Arakawa c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: [ ]	Vice President	Since 2024	Currently, Deputy Head of Investment Management - Japan, based in Tokyo. Hisashi joined the company in 2016 from Development Bank of Japan where he was a vice president in the corporate banking group. Hisashi graduated with an MPhys in Physics from the University of Oxford and holds an MBA from INSEAD. He is a CFA charterholder. CFA® and Chartered Financial Analyst® are registered trademarks owned by CFA Institute.
Sharon Ferrari** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Treasurer and Chief Financial Officer	Treasurer and Chief Financial Officer Since 2023; Fund Officer Since 2014	Currently, Director, Product Management for abrdn Inc. Ms. Ferrari joined abrdn Inc. as a Senior Fund Administrator in 2008.
Katie Gebauer** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President	Since 2023	Currently, Chief Compliance Officer—ETFs. Ms. Gebauer joined abrdn Inc. in 2014.
Heather Hasson** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1982	Vice President	Since 2012	Currently, Senior Product Solutions and Implementation Manager, Product Governance US for abrdn Inc. Ms. Hasson joined the company in November 2006.
Robert Hepp** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President	Since 2022	Currently, Senior Product Governance Manager – US for abrdn Inc. Mr. Hepp joined abrdn Inc. as a Senior Paralegal in 2016.
Megan Kennedy** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary	Since 2012	Currently, Senior Director, Product Governance for abrdn Inc. Ms. Kennedy joined abrdn Inc. in 2005.
Andrew Kim** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President	Since 2022	Currently, Senior Product Governance Manager – Attorney for abrdn Inc. Mr. Kim joined abrdn Inc. as a Product Manager in 2013.
Michael Marsico** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1980	Vice President	Since 2022	Currently, Senior Product Manager – US for abrdn Inc. Mr. Marsico joined abrdn Inc. as a Fund Administrator in 2014.

Christian Pittard** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1973	Vice President	Since 2012	Mr. Pittard is Head of Closed End Funds for abrdn and is responsible for the US and UK businesses. He is also Managing Director of Corporate Finance, having done a significant number of closed end fund transactions in the US and UK since joining abrdn in 1999. Previously, he was Head of the Americas and the North American Funds business based in the US for abrdn.
Kolotioloma Silue** abrdn Inc. 28 State Street 17th floor Boston, MA 02109 Year of Birth: 1977	Vice President	Since 2024	Currently, Senior Product Manager for abrdn Inc. Mr. Silue joined abrdn Inc in October 2023 from Tekla Capital Management where he was employed as a Senior Manager of Fund Administration.
Lucia Sitar** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2012	Currently, Vice President and Head of Product Management and Governance for abrdn Inc. since 2020. Previously, Ms. Sitar was Managing U.S. Counsel for abrdn Inc. She joined abrdn Inc. as U.S. Counsel in 2007.
Michael Taggart** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1970	Vice President	Since 2024	Currently, Head of Closed End Fund Investor Relations at abrdn Inc since 2023. Prior to that, he was Vice President of Investment Research and Operations at Relative Value Partners, LLC from June 2022. Prior to that, he was self-employed after having left Nuveen in November 2020, where he had served as Vice President of Closed-End Fund Product Strategy since November 2013.

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are elected annually at a meeting of the Fund Board.

**	Each officer may hold officer position(s) in one or more other funds which are part of the Fund Complex.

Transactions with and Remuneration of Officers and Directors

The officers of the Fund did not receive any compensation from the Fund.

Set forth below is a chart showing the aggregate fee compensation paid by the Fund (in U.S. dollars) to each of its Directors during the Fund's most recent fiscal year, as well as the total fee compensation paid to each Director by the Fund and by other registered investment companies in the Fund Complex for their services as Directors of such investment companies during their respective fiscal years. In all cases, there were no pension or retirement benefits accrued as part of the Fund's expenses.

Name of Director	Aggregate Compensation From The Fund for the Fiscal Year Ended October 31, 2024	Total Compensation From The Fund and Fund Complex Paid to Directors(1)
Independent Directors
Radhika Ajmera	$64,500	$388,458
Anthony Clark	$54,500	$54,500
Rose DiMartino	$21,440	$138,272
C. William Maher	$47,500	$308,107

Interested Director
Alan Goodson	N/A	N/A

(1)	See the "Information Concerning Directors and Nominees" table for the number of funds within the Fund Complex that each Director serves.

Investment Manager and Administrator of the Fund

abrdn Asia Limited serves as the investment manager to the Fund (the "Investment Manager") and its principal office is located at 7 Straits View, #23-04 Marina One East Tower, Singapore 018936. abrdn Asia Limited is a wholly owned subsidiary of Aberdeen Group plc, a Scottish company, which has its registered offices at 1 George Street, Edinburgh, EH2 2LL, Scotland. The Investment Manager is an indirect wholly owned subsidiary of Aberdeen Group plc.

In rendering investment advisory services, the Investment Manager may use the resources of investment advisor subsidiaries of Aberdeen Group plc. These affiliates have entered into a memorandum of understanding/personnel sharing procedures pursuant to which investment professionals from each affiliate may render portfolio management and research services to U.S. clients of the abrdn affiliates, including the Fund, as associated persons of the Investment Manager. No remuneration is paid by the Fund with respect to the memorandum of understanding/personnel sharing arrangements.

abrdn Inc., an affiliate of the Investment Manager, serves as the Fund's administrator. abrdn Inc. is a Delaware corporation with its principal business office located at 1900 Market Street, Suite 200, Philadelphia, PA 19103. abrdn Inc. also provides investor relations services to the Fund under an investor relations services agreement. Messrs. Andolina, Goodson and Hepp and Ms. Sitar, who serve as officers of the Fund, are also directors and/or officers of abrdn Inc.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund's officers and Directors, certain officers and directors of the Investment Manager, affiliates of the Investment Manager, and persons who beneficially own more than 10% of the Fund's outstanding securities (collectively, the "Reporting Persons") to electronically file reports of ownership of the Fund's securities and changes in such ownership with the Commission and the NYSE.

Based solely on the Fund's review of such forms filed on EDGAR or written representations from Reporting Persons that all reportable transactions were reported, to the knowledge of the Fund, during the fiscal year ended October 31, 2024, the Fund's Reporting Persons timely filed all reports they were required to file under Section 16(a).

Report of the Audit Committee

At a meeting held on December 10, 2024, the Board, including a majority of the Independent Directors, selected KPMG LLP ("KPMG") to act as the independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2025. Representatives from KPMG are not expected to be present at the Annual Meeting to make a statement or respond to questions from stockholders. If requested by any stockholder by two (2) business days before the Annual Meeting, a representative from KPMG will be present by telephone at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she chooses to do so.

The Fund's financial statements for the fiscal year ended October 31, 2024 were audited by KPMG. The Audit Committee has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee has received the written disclosures and the letter from KPMG required by The Public Company Accounting Oversight Board ("PCAOB") Rule 3526 (PCAOB Rule 1, Communication with Audit Committees Concerning Independence), as may be modified or supplemented, and have discussed with KPMG its independence with respect to the Fund. The Fund knows of no direct financial or material indirect financial interest of KPMG in the Fund. The Audit Committee has discussed with KPMG the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. Based on the foregoing review and discussions, the Audit Committee has recommended to the Board that the audited financial statements of the Fund for the fiscal year ended October 31, 2024 be included in the Fund's most recent annual report filed with the Commission.

Anthony S. Clark, Chair of the Audit Committee

Radhika Ajmera, Member of the Audit Committee

C. William Maher, Member of the Audit Committee

Rose DiMartino, Member of the Audit Committee

Audit Fees

The aggregate fees billed by KPMG for professional services rendered in connection with the annual audit and review of the Fund's financial statements for the fiscal year ended October 31, 2023 was $57,000, and for the fiscal year ended October 31, 2024 was $59,300.

Audit-Related Fees

The aggregate fees billed by KPMG and the former independent public accounting firm for assurance and related services related to the performance of the audit or review of the financial statements for the fiscal years ended October 31, 2023 and 2024 were $0 and $0, respectively.

Tax Fees

The aggregate fees billed by KPMG for professional services rendered by KPMG for tax compliance, tax advice and tax planning (consisting of a review of the Fund's income tax returns and tax distribution requirements) for the fiscal year ended October 31, 2023 was $0, and for the fiscal year ended October 31, 2024 was $0.

Other Fees

There were no other fees billed by KPMG for services rendered to the Fund for the fiscal years ended October 31, 2023 and 2024.

The Audit Committee has considered whether the provision of non-audit services that were rendered to the Investment Manager and any entity controlling, controlled by, or under common control with these entities that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the accountant's independence and has concluded that it is independent.

Audit Committee Pre-approval

The Audit Committee's policy is to pre-approve all audit and non-audit services to be provided to the Fund by the Fund's registered public accounting firm. All of the audit and non-audit services described above for which KPMG billed the Fund for the fiscal years ended October 31, 2023 and 2024 were pre-approved by the Audit Committee.

The aggregate fees billed by KPMG for non-audit services rendered to the Investment Manager or any entity controlling, controlled by, or under common control with the Investment Manager that provided ongoing services to the Fund ("Covered Service Providers") for the fiscal year ended October 31, 2023 and October 31, 2024, were respectively, $1,171,994 and 629,124.

The Audit Committee has considered whether the provision of non-audit services rendered to the Investment Manager and affiliates of the Investment Manager is compatible with maintaining the independence of KPMG and has concluded it is.

VOTING INFORMATION AND REQUIREMENTS

Record Date

Stockholders of record of the Fund as of the close of business on March 14, 2025, the record date (previously defined as the “Record Date”), are entitled to notice of and to vote at the Meetings. Stockholders on the Record Date will be entitled to one vote for each share held, and each fractional share held shall be entitled to a proportionate fractional vote.

Proxies

Stockholders of record as of the Record Date may vote by attending the Meetings or, prior to the Meetings, may vote their shares by returning the enclosed proxy card or by casting their vote by telephone or via the Internet using the instructions provided on the enclosed proxy card. The giving of such a proxy will not affect your right to vote should you decide to attend the Meetings. If your shares are held in “street name” by a broker or bank, you will receive information regarding how to instruct your bank or broker to cast your votes. For more information on attending the Meetings, see “Additional Information about Attending the Meetings” below.

You may revoke your proxy at any time before the Meetings by (i) written notice delivered to the Secretary of the Fund prior to the exercise of the proxy; (ii) execution of a subsequent proxy; or (iii) by attending and voting at the Meetings.

If you hold shares through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on the Proposal, your shares will be voted “FOR” each Proposal at the Annual Meeting and the Special Meeting.

Quorum

A quorum of stockholders must be present for any business to be conducted at the Meetings. A majority of the shares of common stock of the Fund issued and outstanding and entitled to vote at the Meetings shall constitute a quorum.

Broker Non-Votes and Abstentions

Broker non-votes occur when a meeting has (1) a “routine” proposal, such as the election of Trustees, where the applicable stock exchange permits brokers to vote their clients’ shares in their discretion, and (2) a “non-routine” proposal, where the applicable exchange does not permit brokers to vote their clients’ shares in their discretion. The shares that are considered to be present as a result of the broker discretionary vote on a routine proposal but that are not voted on a non-routine proposal are called “broker non-votes.” Proposal No. 1 at the Special Meeting with respect to the Reorganization is considered a “non-routine” matter for which, under the rules of the NYSE, uninstructed shares may not be voted by broker-dealers. Proposal No. 1 and 2 at the Annual Meeting with respect to the election of Directors is considered a “routine” matter, and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms on Proposal No. 1 and 2 at the Annual Meeting in the discretion of such broker-dealer firms. As a result, the Fund does not anticipate that there will be any broker non-votes at the Meetings.

Abstentions, if any, will be included for purposes of determining whether a quorum is present at the Meetings and will be treated as shares present at the Meetings, but will not be treated as votes cast.

Adjournments

Any meeting of stockholders may, by action of the chair of the meeting, be adjourned from time to time with respect to one or more matters to a date that may be more than one hundred and twenty (120) days after the date set for the original meeting, whether or not a quorum is present with respect to such matter or matters; upon motion of the chair of the meeting, the question of adjournment may be submitted to a vote of the stockholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting, including those that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment or adjournments. Any adjourned meeting may be held as adjourned without further notice if the new date, time and place of the meeting was announced at the meeting that was adjourned. Unless otherwise specifically limited by their terms, proxies shall entitle the holder thereof to vote at any postponements or adjournments of a meeting, and no proxy shall be valid after eleven months from its date unless a longer period is expressly provided in the appointment.

Additional Information about Attending the Meetings

As stated earlier in this Proxy Statement/Prospectus, the Annual Meeting is scheduled to be held at the offices of abrdn Inc., the administrator and an affiliate of the Acquired Fund’s investment manager, abrdn Asia Limited, at 1900 Market Street, Suite 200, Philadelphia, PA 19103, on June 13, 2025, at 10:00 a.m. Eastern Time. The Special Meeting is scheduled to be held at the offices of abrdn Inc., at 1900 Market Street, Suite 200, Philadelphia, PA 19103, on June 13, 2025, at 10:30 a.m. Eastern Time. Please note that shareholders who intend to attend the Meeting will need to provide valid identification and, if they hold shares through a bank, broker or other nominee, satisfactory proof of ownership of shares, such as a voting instruction form (or a copy thereof) or a letter from their bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date to be admitted to the Meeting. You may call toll-free (800) 284-7175 for information on how to obtain directions to be able to attend the Meeting and vote in person.

Householding

Please note that only one copy of stockholder documents, including annual or semi-annual reports and proxy materials may be delivered to two or more stockholders of the Fund who share an address, unless the Fund has received instructions to the contrary. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of stockholder documents. Mailings of your stockholder documents may be householded indefinitely unless you instruct the Fund otherwise. To request a separate copy of any stockholder document, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, stockholders should contact the Fund at the address and phone number set forth above.

Stockholder Communications

Stockholders of the Fund who want to communicate with the Board of the Fund or any individual Director should write the Fund to the attention of the Fund Secretary, Megan Kennedy, at 1900 Market Street, Suite 200, Philadelphia, PA 19103. The letter should indicate that you are a stockholder of the Fund. If the communication is intended for a specific Director and so indicates, it will be sent only to that Director. If a communication does not indicate a specific Director, it will be sent to the Chair of the Nominating and Governance Committee of the Board of the Fund and the independent legal counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

Vote Required for Special Meeting – Proposal No. 1

The Proposal will require the affirmative vote of at least two-thirds of the shares of common stock of the Fund outstanding and entitled to vote thereupon at the Special Meeting.

Vote Required for Annual Meeting – Proposal No. 1 and Proposal No. 2

The Proposal will require the affirmative vote of a majority of the votes cast at the Annual Meeting at which quorum is present.

STOCKHOLDER INFORMATION

As of [ ], 2025, to each Fund’s knowledge, no single shareholder or “group” (as that term is used in Section 13(d) of the Exchange Act) beneficially owned more than 5% of either Fund’s outstanding common shares, except as described in the following tables. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of control. A party that controls a Fund may be able to significantly affect the outcome of any item presented to shareholders for approval. Information as to beneficial ownership of common shares, including percentage of common shares beneficially owned, is based on, among other things, reports filed with the SEC by such holders.

The Fund

Shareholder Name and Address	Class of Shares / Beneficial or Record Owner	Share Holdings	Percentage Owned	Estimated Pro Forma Percentage of Ownership of Combined Fund
[ ]	[ ]	[ ]	[ ]	[ ]

Security Ownership of Management

As of [ ], 2025, the officers and Trustees of the Fund, in the aggregate, owned less than 1% of the outstanding shares of the Fund. As of [ ], 2025, the officers and Trustees of the Acquiring Fund, in the aggregate, owned less than 1% of the outstanding shares of the Acquiring Fund.

STOCKHOLDER PROPOSALS

Any proposal by a stockholder of the Fund intended to be included in the proxy materials for the year 2026 annual meeting of stockholders of the Fund must be received by the Fund, c/o abrdn Inc., 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, not later than [ ], 2026. The Fund’s By-laws require that any proposal by a stockholder of the Fund intended to be presented at the 2026 annual meeting of stockholders but not intended to be included in the proxy materials for that meeting must be received by the Fund, c/o abrdn Inc., 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, not earlier than 90 days prior and not later than 60 days prior to June 13, 2026. Copies of the By-Laws can be found in the Current Report on Form 8-K filed by the Fund with the SEC on March 31, 2017, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Fund at such Fund’s principal executive offices.

SOLICITATION OF PROXIES

Solicitation of proxies is being made primarily by the mailing of the Notice and this Proxy Statement/Prospectus with its enclosures on or about [ ], 2025. Proxy solicitations may also be made by telephone or personal interviews conducted by officers and service providers of the Fund, including any agents or affiliates of such service providers. In addition, as noted above, a proxy solicitation firm, EQ Fund Solutions, LLC, has been engaged to assist in the solicitation of proxies. Stockholders of the Fund whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee.

OTHER BUSINESS

The Board knows of no other business to be presented for action at the Meetings. If any matters do come before the Meeting on which action can properly be taken in accordance with the Fund’s By-Laws, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Meeting. The submission of a proposal does not guarantee its inclusion in the proxy statement or presentation at the Meeting unless certain securities law requirements are met.

If you need any assistance or have any questions regarding the Proposals or how to vote your shares, please call the Acquired Fund’s Proxy Solicitor, EQ Fund Solutions, LLC, at (800) 284-7175 weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of [DATE], 2025, by and between abrdn Global Infrastructure Income Fund, a Maryland statutory trust (the “Acquiring Fund”), and abrdn Japan Equity Fund, Inc., a Maryland corporation (the “Acquired Fund” and, together with the Acquiring Fund, the “Funds”).

The reorganization will consist of the transfer of all of the Assets (as defined in paragraph 1.2) of the Acquired Fund to the Acquiring Fund in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund, par value of $0.001 per share (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of Liabilities (as defined in paragraph 1.3) of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for all outstanding Acquired Fund Shares (as defined below) and in complete liquidation of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquiring Fund and the Acquired Fund are each registered closed-end management investment companies, and the Acquired Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest; and

WHEREAS, the Acquired Fund is authorized to issue its shares of capital stock and the Acquiring Fund is authorized to issue its shares of beneficial interest; and

WHEREAS, the Board of Trustees of the Acquiring Fund and the Board of Directors of the Acquired Fund have authorized and approved the Reorganization; and

WHEREAS, it is intended that, for United States federal income tax purposes, (i) the transactions contemplated by this Agreement shall qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) that the Agreement shall constitute a “plan of reorganization” for purposes of the Code.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, intending to be legally bound hereby, the parties hereto covenant and agree as follows:

1.	THE REORGANIZATION AND FUND TRANSACTIONS

1.1.            The Reorganization. Subject to the requisite approvals and other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in paragraph 2.5), the Acquired Fund shall assign, deliver and otherwise transfer the Assets (as defined in paragraph 1.2) of the Acquired Fund to the Acquiring Fund, and the Acquiring Fund shall assume the Liabilities (as defined in paragraph 1.3) of the Acquired Fund. In consideration of the foregoing, at the Effective Time, the Acquiring Fund shall issue Acquiring Fund Shares to the Acquired Fund. The number of Acquiring Fund Shares to be delivered shall be determined as set forth in paragraph 2.3.

1.2.            Assets of the Acquired Fund. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property that can legally be transferred whether accrued or contingent, known or unknown, including, without limitation, all cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund at the Effective Time (as defined in paragraph2.4), books and records of the Acquired Fund, and any other property owned by the Acquired Fund at the Effective Time (collectively, the “Assets”). For the avoidance of doubt, Assets shall not include any assets or property that cannot be transferred to the Acquiring Fund pursuant to applicable law or regulation.

1.3.            Liabilities of the Acquired Fund. The Acquired Fund will use commercially reasonable efforts to discharge all of its known liabilities and obligations prior to the Effective Time consistent with its obligation to continue its operations and to pursue its investment objective and strategies in accordance with the terms as presented in the Proxy Statement/Prospectus (as defined in paragraph 5.6) in connection with the Reorganization. The Acquiring Fund will assume all or substantially all liabilities of the Acquired Fund whether accrued or contingent, known or unknown (collectively, the “Liabilities”). At and after the Effective Time, the Liabilities of the Acquired Fund shall become and be the liabilities of the Acquiring Fund and may be enforced against the Acquiring Fund to the extent as if the same had been incurred by the Acquiring Fund.

1.4.            Distribution of Acquiring Fund Shares. At the Effective Time (or as soon thereafter as is reasonably practicable), the Acquired Fund will distribute the Acquiring Fund Shares received from the Acquiring Fund pursuant to paragraph 1.1 (cash may be distributed in lieu of fractional Acquiring Fund Shares, as set forth in paragraph 2.3), pro rata to the record holders of the shares of the Acquired Fund determined as of the Effective Time (the “Acquired Fund Shareholders”) in complete liquidation of the Acquired Fund. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of the Acquired Fund (the “Acquired Fund Shares”) owned by Acquired Fund Shareholders at the Effective Time other than with respect to any fractional Acquiring Fund Shares for which cash may be distributed in lieu thereof, pursuant to paragraph 2.3. All issued and outstanding shares of the Acquired Fund will be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue share certificates representing the Acquiring Fund Shares in connection with the Reorganization.

1.5.            Recorded Ownership of Acquiring Fund Shares. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6.            Filing Responsibilities of Acquired Fund. Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), the exchange on which the Acquired Fund’s shares are listed, any state securities commission, any state corporate registry, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date (as defined in paragraph 3.1) and such later date until the Acquired Fund’s existence is terminated.

1.7.            Transfer Taxes. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8.            Termination. Promptly after the distribution of Acquiring Fund Shares pursuant to paragraph 1.4, the Acquired Fund shall take, in accordance with Maryland law and the Investment Company Act of 1940, as amended (the “1940 Act”), all steps as may be necessary or appropriate to effect a complete deregistration, liquidation and dissolution of the Acquired Fund.

2.	VALUATION

2.1.            Net Asset Value per Acquired Fund Share. The net asset value per Acquired Fund Share shall be computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquired Fund adopted by the Acquired Fund’s Board of Directors; provided, however, in the event of any inconsistency, the parties hereto may confer and mutually agree on the valuation, subject to approval by the Board of Directors of the Acquired Fund and Board of Trustees of the Acquiring Fund.

2.2.            Net Asset Value per Acquiring Fund Share. The net asset value per Acquiring Fund Share shall be computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquiring Fund adopted by the Acquiring Fund’s Board of Trustees; provided, however, in the event of any inconsistency, the parties hereto may confer and mutually agree on the valuation, subject to approval by the Board of Directors of the Acquired Fund and Board of Trustees of the Acquiring Fund.

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2.3.            Calculation of Number of Acquiring Fund Shares. As of the Effective Time, each Acquired Fund Share outstanding immediately prior to the Effective Time shall be exchanged for Acquiring Fund Shares in an amount equal to the ratio of the net asset value per share of the Acquired Fund determined in accordance with Section 2.1 to the net asset value per share of the Acquiring Fund determined in accordance with Section 2.2. [No fractional Acquiring Fund Shares will be distributed unless such shares are to be held in a Dividend Reinvestment Plan account. In the event Acquired Fund Shareholders would be entitled to receive fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will aggregate such fractional shares and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Acquired Fund Shareholders, and each such Acquired Fund Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Acquired Fund Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to Acquired Fund Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).]

2.4.            Effective Time. The Effective Time shall be the time at which the Funds calculate their net asset values as set forth in their respective valuation procedures (normally the close of regular trading on the New York Stock Exchange) on the Closing Date (as defined in paragraph 3.1) (the “Effective Time”).

3.	CLOSING

3.1.            Closing. The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur at the principal office of the Acquiring Fund or via the electronic exchange of documents on or about [DATE], 2025, or such other date or place as an officer of the Acquiring Fund and Acquired Fund may agree in writing and after satisfaction or waiver (to the extent permitted by applicable law) of the conditions precedent to the Closing set forth in Section 6 of this Agreement (other than those conditions that by their terms are to be satisfied by actions taken at the Closing, but subject to the satisfaction or, to the extent permitted, waiver of those conditions at the Closing), immediately after the close of regular trading on the New York Stock Exchange (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time.

3.2.            Transfer and Delivery of Assets. The Acquired Fund shall direct State Street Bank and Trust Company (“State Street”), as custodian for the Acquired Fund, to deliver, at the Closing, a certificate of an authorized officer stating that the Assets were delivered in proper form to the Acquiring Fund at the Effective Time. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by State Street, on behalf of the Acquired Fund, to State Street, as custodian for the Acquiring Fund. Such presentation shall be made for examination as soon as reasonably practicable following the Effective Time and shall be transferred and delivered by the Acquired Fund as soon as reasonably practicable for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. State Street, on behalf of the Acquired Fund, shall deliver to State Street, as custodian of the Acquiring Fund, as of the Effective Time by book entry, in accordance with the customary practices of State Street and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, in which the Assets are deposited, the Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds at the Effective Time or by such other manner as State Street, as custodian of the Acquiring Fund, deems appropriate.

3.3.            Share Records. The Acquired Fund shall direct Computershare Inc., in its capacity as transfer agent for the Acquired Fund (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such Acquired Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund a confirmation evidencing that the Transfer Agent has been instructed to credit an appropriate number of Acquiring Fund Shares to the Acquired Fund as of the Effective Time, or provide other evidence satisfactory to the Acquired Fund as of the Effective Time that such Acquiring Fund Shares will be credited to the Acquired Fund’s accounts on the books of the Acquiring Fund.

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3.4.            Postponement of Effective Time. In the event that at the Effective Time, the primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (the “Market”) shall be closed to trading or trading thereupon shall be restricted, or trading or the reporting of trading on such Market or elsewhere shall be disrupted so that, in the mutual judgment of the Board of Directors of the Acquired Fund and the Board of Trustees of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund, respectively, is impracticable, the Effective Time shall be postponed until the first business day, or other mutually agreed business day, after the day when trading shall have been fully resumed and reporting shall have been restored.

3.5.            Failure To Deliver Assets. If the Acquired Fund is unable to make delivery pursuant to paragraph 3.2 to the custodian for the Acquiring Fund of any of the Assets of the Acquired Fund for the reason that any of such Assets have not yet been delivered to it by the Acquired Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Acquired Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or its custodian, including brokers’ confirmation slips and shall use its reasonable best efforts to deliver any such Assets to the custodian as soon as reasonably practicable. In addition, with respect to any Asset that requires additional documentation by an Asset’s issuer or other third party in order to effect a transfer of such Asset, the Acquired Fund will identify each such asset to the Acquiring Fund on a mutually agreed upon date prior to the Closing Date and will engage with the Acquiring Fund to complete such documentation as necessary to transfer such Assets to the Acquiring Fund’s custodian as soon as reasonably practicable.

4.	REPRESENTATIONS AND WARRANTIES

4.1.            Representations and Warranties of the Acquired Fund. Except as has been fully disclosed to the Acquiring Fund as of the date hereof in a written instrument executed by an officer of the Acquired Fund, the Acquired Fund represents and warrants to the Acquiring Fund as follows:

(a)            The Acquired Fund is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland with power under its Articles of Amendment and Restatement and Amended and Restated By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)            The Acquired Fund is registered with the Commission as a closed-end management investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c)            At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof other than such restrictions as might arise under the 1933 Act or as otherwise disclosed to the Acquiring Fund.

(d)            No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws.

(e)            Each of the shareholder reports, marketing and other related materials of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used for a period of six (6) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

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(f)            The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a violation of federal securities laws (including the 1940 Act) or of Maryland law or a material violation of its Articles of Amendment and Restatement and Amended and Restated By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound.

(g)            All material contracts or other commitments of the Acquired Fund (other than this Agreement and investment contracts, including options, futures, forward contracts and other similar instruments) will terminate without liability or obligation to the Acquired Fund on or prior to the Effective Time.

(h)            Except as otherwise disclosed to and accepted by the Acquiring Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquired Fund’s knowledge, threatened against the Acquired Fund or any of the Acquired Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquired Fund’s financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions herein contemplated.

(i)            The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at October 31, 2024, have been audited by KPMG LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(j)            Since [October 31, 2024], there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness, except as otherwise disclosed to the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of the Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(k)            At the Effective Time, all material Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and no such return is currently under audit and no assessment has been asserted, in writing, with respect to such returns.

(l)            The Acquired Fund has not taken any action and does not know of any fact or circumstance that could reasonably be expected to prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

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(m)            The Acquired Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Code. For each taxable year since its commencement of operations (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code and has been eligible to and has computed its federal income tax under Section 852 of the Code in respect of each taxable year since its commencement of operations (including the taxable year ending on the Closing Date) and expects to continue to meet such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for, nor is now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code. There is no other material tax liability (including any foreign, state or local tax liability) of the Acquired Fund except as set forth and accrued on the Acquired Fund’s books. The Acquired Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Acquired Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder.

(n)            The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest. To the knowledge of its officers, the Acquired Fund has complied with the requirements for collection and maintenance of Forms W-9 and/or Forms W-8 and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder. The Acquired Fund is not under audit by any federal, state or local taxing authority and there are no actual or proposed tax deficiencies with respect to the Acquired Fund that have been presented to the Acquired Fund in writing.

(o)            All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund’s shares.

(p)            The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Directors of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(q)            The Proxy Statement/Prospectus (as defined in paragraph 5.6), insofar as it relates to the Acquired Fund, will, at the Effective Time: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (q) shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.

4.2.            Representations and Warranties of the Acquiring Fund. Except as has been fully disclosed to the Acquired Fund as of the date hereof in a written instrument executed by an officer of the Acquiring Fund, Acquiring Fund represents and warrants to the Acquired Fund as follows:

(a)            The Acquiring Fund is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Maryland with power under its Amended and Restated Declaration of Trust and Amended and Restated By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

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(b)            The Acquiring Fund is registered with the Commission as a closed-end management investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act is in full force and effect.

(c)            The Acquiring Fund has not taken any action and does not know of any fact or circumstance that could reasonably be expected to prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(d)            At the Effective Time, all material Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and no such return is currently under audit and no assessment has been asserted, in writing, with respect to such returns.

(e)            The Acquiring Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Code. For each taxable year since its commencement of operations (including the taxable year ending on the Closing Date), the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code and has been eligible to and has computed its federal income tax under Section 852 of the Code and expects to continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for, nor is now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code. There is no other material tax liability (including any foreign, state or local tax liability) of the Acquiring Fund except as set forth and accrued on the Acquiring Fund’s books. The Acquiring Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Acquiring Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder.

(f)            The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its common shares of beneficial interest. To the actual knowledge of its officers, the Acquiring Fund has complied with the requirements for collection and maintenance of Forms W-9 and/or Forms W-8 and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder. The Acquiring Fund is not under audit by any federal, state or local taxing authority and there are no actual or proposed tax deficiencies with respect to the Acquiring Fund that have been presented to the Acquiring Fund in writing.

(g)            No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws.

(h)            Each of the shareholder reports, marketing and other related materials of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(i)            The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a violation of federal securities laws (including the 1940 Act) or of Maryland law or a material violation of its Amended and Restated Declaration of Trust and Amended and Restated By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound.

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(j)            Except as otherwise disclosed to and accepted by the Acquired Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(k)            The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquiring Fund at September 30, 2024, have been audited by KPMG LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(l)            Since [September 30, 2024], there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness, except as otherwise disclosed to the Acquired Fund. For the purposes of this subparagraph (l), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of the Acquiring Fund’s liabilities, or the redemption of the Acquiring Fund’s shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(m)            The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Trustees of the Acquiring Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)            The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by the Acquiring Fund and will have been issued in every jurisdiction in compliance in all material respects with applicable registration requirements and applicable securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquiring Fund, nor is there outstanding any security convertible into any of the Acquiring Fund’s Shares.

(o)            The Proxy Statement/Prospectus (as defined in paragraph 5.6), insofar as it relates to the Acquiring Fund, will, at the Effective Time: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (o) shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein.

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5.	COVENANTS AND AGREEMENTS

5.1.            Conduct of Business. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course consistent with prior practice between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable. Notwithstanding the forgoing, the Acquired Fund will manage its portfolio with the same approximate level of trading, turnover and leverage consistent with past practice, except to the extent agreed in advance with the Acquiring Fund.

5.2.            No Distribution of Acquiring Fund Shares. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3.            Information. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4.            Other Necessary Action. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5.            Shareholder Meeting. The Acquired Fund has called a meeting of its shareholders to consider and act upon this Agreement and to take such other action under applicable federal and state law to obtain approval of the transactions contemplated herein.

5.6.            Proxy Statement/Prospectus. The Acquired Fund has provided the Acquiring Fund with information regarding the Acquired Fund, and the Acquiring Fund has provided the Acquired Fund with information regarding the Acquiring Fund, reasonably necessary for the preparation of a Proxy Statement/Prospectus on Form N-14 (the “Proxy Statement/Prospectus”) in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

5.7.            Liquidating Distribution. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its respective shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.8.            Efforts. The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article 6 to effect the transactions contemplated by this Agreement as promptly as reasonably practicable; provided, that neither the Acquiring Fund nor the Acquired Fund shall be obligated to waive any condition precedent.

5.9.            Other Instruments. Each of the Acquired Fund and the Acquiring Fund covenants that it will, from time to time, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm: (a) to the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) to the Acquiring Fund, title to and possession of all the Assets and assumption of the Liabilities assumed hereunder and otherwise to carry out the intent and purpose of this Agreement.

5.10.          Regulatory Approvals. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Effective Time.

5.11.          Final Tax Distribution. To the extent necessary to avoid entity-level income or excise tax, the Acquired Fund will declare one or more dividends payable prior to the time of Closing to its shareholders.

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6.	CONDITIONS PRECEDENT

6.1.            Conditions Precedent to Obligations of Acquired Fund. The obligations of the Acquired Fund to complete the transactions provided for herein shall be subject, at the Acquired Fund’s election, to the following conditions:

(a)            All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)            The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Effective Time, to the effect that the representations and warranties of the Acquiring Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

(c)            The Acquiring Fund shall have performed in all material respects all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund, on or before the Effective Time.

(d)            The Acquired Fund and the Acquiring Fund shall have agreed on the number of Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(e)            The Acquired Fund shall have received on the Closing Date the opinion of [Dechert LLP, counsel to the Acquiring Fund] (which may reasonably rely as to matters governed by the laws of the State of Maryland on an opinion of Maryland counsel and/or certificates of officers or Trustees of the Acquiring Fund) dated as of the Closing Date, covering the following points:

(i)            The Acquiring Fund is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of its properties and assets and to carry on its business, including as a registered investment company, and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted;

(ii)           The Agreement has been duly authorized, executed and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquired Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(iii)          The Acquiring Fund Shares to be issued to the Acquired Fund Shareholders as provided by this Agreement are duly authorized, upon such delivery will be validly issued and outstanding, and are fully paid and non-assessable by the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof;

(iv)          The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquiring Fund’s Amended and Restated Declaration of Trust or its Amended and Restated By-Laws or a material violation of any provision of any agreement (known to such counsel) to which the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement not disclosed to the Acquired Fund, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

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(v)           To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required to be obtained by the Acquiring Fund in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities or blue sky laws (other than those of the State of Maryland); and

(vi)          To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

6.2.            Conditions Precedent to Obligations of Acquiring Fund. The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the following conditions:

(a)            All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)            The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Effective Time, to the effect that the representations and warranties of the Acquired Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

(c)            The Acquired Fund shall have performed in all material respects all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund, on or before the Effective Time.

(d)            The Acquired Fund and the Acquiring Fund shall have agreed on the number of Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(e)            The Acquiring Fund shall have received on the Closing Date the opinion of [Dechert LLP, counsel to the Acquired Fund] (which may reasonably rely as to matters governed by the laws of the State of Maryland on an opinion of Maryland counsel and/or certificates of officers of the Acquired Fund) dated as of the Closing Date, covering the following points:

(i)            The Acquired Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of its properties and assets and to carry on its business, including as a registered investment company, and the Acquired Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted;

(ii)           The Agreement has been duly authorized, executed and delivered by the Acquired Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquiring Fund is a valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

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(iii)          The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquired Fund’s Articles of Amendment and Restatement or its Amended and Restated By-Laws or a material violation of any provision of any agreement (known to such counsel) to which the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement not disclosed to the Acquiring Fund, judgment or decree to which the Acquired Fund is a party or by which it is bound;

(iv)          To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required to be obtained by the Acquired Fund in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities or blue sky laws (other than those of the State of Maryland);

(v)           The Acquired Fund is a registered investment company classified as a management company of the closed-end type under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(vi)          The outstanding shares of the Acquired Fund are registered under the 1933 Act and its registration is in full force and effect; and

(vii)         To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of its properties or assets and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

6.3.            Other Conditions Precedent. If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, the Acquired Fund or the Acquiring Fund shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

(a)            The Agreement and the transactions contemplated herein shall have been approved by (i) the Board of Directors of the Acquired Fund and (ii) the requisite shareholders of the Acquired Fund, and certified copies of the resolutions of the Board of Directors of the Acquired Fund evidencing such approvals shall have been delivered to the Acquiring Fund.

(b)            This Agreement and the transactions contemplated herein shall have been approved by the Board of Directors of the Acquired Fund, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.

(c)            This Agreement and the transactions contemplated herein shall have been approved by the Board of Trustees of the Acquiring Fund, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquired Fund.

(d)            The registration statement on Form N-14 of the Acquiring Fund shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued.

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(e)            On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

(f)            At the Effective Time, no action, suit or other proceeding shall be pending or, to the knowledge of the Acquired Fund or the Acquiring Fund, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(g)            All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the parties to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any such conditions.

(h)            State Street shall have delivered such certificates or other documents as set forth in paragraph 3.2.

(i)             The Transfer Agent shall have delivered a certificate of its authorized officer as set forth in paragraph 3.3.

(j)             The Acquiring Fund shall have issued and delivered to the Secretary of the Acquired Fund the confirmation as set forth in paragraph 3.3.

(k)            The parties hereto shall have received the opinion of the law firm of Dechert LLP (based on certain facts, assumptions and representations), addressed to the Acquiring Fund and the Acquired Fund, substantially to the effect that, for federal income tax purposes:

(i)            The transfer of the Acquired Fund’s Assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund followed by the distribution by the Acquired Fund of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares in liquidation of the Acquired Fund pursuant to and in accordance with the terms of this Agreement will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code;

(ii)           No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund;

(iii)          No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities or upon the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares, except that the Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

(iv)          No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of the Acquired Fund Shares for Acquiring Fund Shares (except with respect to cash received in lieu of fractional shares);

(v)           The aggregate tax basis for Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by each such Acquired Fund Shareholder immediately prior to the Reorganization (reduced by any amount of tax basis allocable to fractional shares for which cash is received);

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(vi)          The holding period of Acquiring Fund Shares to be received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares surrendered in exchange therefor were held (provided such Acquired Fund Shares were held as capital assets on the date of the Reorganization);

(vii)         Except for assets which may be marked to market for federal income tax purposes as a consequence of a termination of the Acquired Fund’s taxable year, the tax basis of the Acquired Fund Assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to Acquired Fund in exchange therefor; and

(viii)        The holding period of the Acquired Fund Assets in the hands of Acquiring Fund will include the period during which those assets were held by the Acquired Fund (except where the investment activities of the Acquiring Fund have the effect of reducing or eliminating such periods with respect to an Acquired Fund Asset).

(ix)           The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the United States Treasury regulations promulgated thereunder.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund, may waive the conditions set forth in this paragraph 6.3(k).

7.	INDEMNIFICATION

7.1.            Indemnification by the Acquiring Fund. The Acquiring Fund, solely out of its assets and property, agrees to indemnify and hold harmless the Acquired Fund, and its directors, officers, employees and agents (the “Acquired Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on: (a) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Fund or the Acquiring Fund’s trustees, officers, employees or agents prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquired Fund Indemnified Parties.

7.2.            Indemnification by the Acquired Fund. The Acquired Fund, solely out of its assets and property, agrees to indemnify and hold harmless the Acquiring Fund, and its trustees, officers, employees and agents (the “Acquiring Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on: (a) any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Fund or the Acquired Fund’s directors, officers, employees or agents prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquiring Fund Indemnified Parties.

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7.3.            Liability of the Acquired Fund. The parties understand and agree that the obligations of the Acquired Fund under this Agreement shall not be binding upon any director, shareholder, nominee, officer, agent or employee of or adviser to the Acquired Fund personally, but bind only the Acquired Fund’s property. Moreover, all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Fund hereunder. The parties represent that they each have notice of the provisions of the Articles of Amendment and Restatement of the Acquired Fund disclaiming such shareholder and director liability for acts or obligations of the Acquired Fund.

7.4.            Liability of the Acquiring Fund. The parties understand and agree that the obligations of the Acquiring Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of or adviser to the Acquiring Fund personally, but bind only the Acquiring Fund’s property. Moreover, all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. The parties represent that they each have notice of the provisions of the Declaration of Trust of the Acquiring Fund disclaiming such shareholder and trustee liability for acts or obligations of the Acquiring Fund.

8.	BROKERAGE FEES AND EXPENSES

8.1.            No Broker or Finder Fees. The Acquiring Fund and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein,

8.2.            Expenses of Reorganization. All fees and expenses incurred directly in connection with the consummation of the Reorganization and the transactions contemplated by this Agreement will be borne by abrdn Inc., without regard to whether the Reorganization is consummated. Notwithstanding the foregoing, to the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases made in connection with the Reorganization, these will be borne by the Acquired Fund with respect to the portfolio transitioning conducted before the Reorganization and borne by the Acquiring Fund with respect to the portfolio transitioning conducted after the Reorganization.

9.	AMENDMENTS AND TERMINATION

9.1.            Amendments. This Agreement may be amended, modified or supplemented in a signed writing in such manner as may be deemed necessary or advisable by the authorized officers of each party, on behalf of either the Acquired Fund and the Acquiring Fund; provided, however, that following a meeting of the shareholders of the Acquired Fund called by the Board of Directors of the Acquired Fund pursuant to paragraph 6.3(a) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of the shareholders of the Acquired Fund without the approval of the Board of Directors of the Acquired Fund and the Board of Trustees of the Acquiring Fund and the Acquired Fund Shareholders and, further provided, that the officers of the Acquired Fund and the Acquiring Fund may change the Effective Time and Closing Date through an agreement in writing without additional specific authorization by their respective Board of Trustees or Directors, as applicable.

9.2.            Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by mutual agreement of the parties, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of the Board of Trustees of the Acquiring Fund and the Board of Directors of the Acquired Fund, make proceeding with the Agreement inadvisable. In addition, either the Acquiring Fund or the Acquired Fund may at its option terminate this Agreement at or before the Closing Date due to: a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, which breach would give rise to the failure of a condition set forth in Sections 6.1, 6.2 or 6.3, if not cured within 30 days after being provided notice by the non-breaching party.

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10.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

If to the Acquired Fund and Acquiring Fund:

abrdn Japan Equity Fund, Inc.

abrdn Global Infrastructure Income Fund
1900 Market Street, Suite 200

Philadelphia, PA 19103
Attention: Lucia Sitar, Esq.

With copies (which shall not constitute notice) to:

Dechert LLP
1900 K Street NW
Washington, D.C. 20006
Attention: Thomas C. Bogle, Esq. and William J. Bielefeld, Esq.

11.	CONFIDENTIALITY

11.1.          In the event of a termination of this Agreement, the Acquiring Fund and the Acquired Fund agree that they along with their board members, representative agents and affiliates shall, and shall cause their affiliates to keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all non-public, confidential or proprietary information relating to the Acquiring Fund, the Acquired Fund or their affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

12.	MISCELLANEOUS

12.1.          Entire Agreement. The parties agree that neither party has made any representation, warranty or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

12.2.          Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith, and the obligations with respect to indemnification of the Acquired Fund and Acquiring Fund contained in paragraphs 7.1 and 7.2, shall survive the Closing.

12.3.          Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

12.4.          Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

12.5.          Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

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12.6.          Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

12.7.          Waiver. At any time before the Closing Date, any of the terms or conditions of this Agreement may be waived by either the Acquired Fund Board or the Acquiring Fund Board (whichever is entitled to the benefit thereof), if, in the judgment of such board after consultation with fund counsel, such action or waiver will not have a material adverse effect on the benefits intended in this Agreement to the shareholders of their respective fund, on behalf of which such action is taken.

[signature page follows]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

abrdn Japan EQuity Fund, INC.	ABRDN GLOBAL INFRASTRUCTURE INCOME FUND

By:	By:
Name:	Name:
Title:	Title:

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The information in this Statement of Additional Information is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion

April 18, 2025

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATION OF

abrdn Japan Equity Fund, Inc.

WITH AND INTO

ABRDN GLOBAL INFRASTRUCTURE INCOME FUND

[ ], 2025

This Statement of Additional Information (“SAI”) is available to shareholders of abrdn Global Infrastructure Income Fund (the “Fund”) and abrdn Japan Equity Fund, Inc. (the “Acquired Fund”) in connection with the proposed reorganization of the Acquired Fund into the Fund. With respect to the reorganization, the Agreement and Plan of Reorganization provides for: (1) the transfer of all of the assets of the Acquired Fund to the Fund, in exchange solely for shares of the Fund (although cash may be distributed in lieu of fractional shares); (2) the assumption by the Fund of all liabilities of the Acquired Fund; (3) the distribution of common shares of the Fund to the shareholders of the Acquired Fund; and (4) the complete liquidation of the Acquired Fund (the “Reorganization”). The Fund as it would exist after the Reorganization is referred to as the “Combined Fund.”

This SAI is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated [ ], 2025, and filed on Form N-14 with the Securities and Exchange Commission (“SEC”) relating to the proposed Reorganization (the “Proxy Statement/Prospectus”). A copy of the Proxy Statement/Prospectus and other information may be obtained without charge by writing to the Fund c/o abrdn Inc., 1900 Market Street, Suite 200, Philadelphia, PA 19103, by calling 1-800-522-5465. You may also obtain a copy of the Proxy Statement/Prospectus on the website of the SEC (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings assigned to them in the Proxy Statement/Prospectus.

TABLE OF CONTENTS

General	3
Investment Objectives, Policies and Risks of the Fund	3
Investment Restrictions of the Fund	22
Management of the Fund	23
Execution of Portfolio Transactions	37
Material U.S. federal income tax considerations	39
Proxy voting policy and proxy voting record	47
Incorporation by reference	48
Financial statements and supplemental financial information	49
Legal counsel	51
Additional information	51
Appendix A—Description of securities ratings	A-1
Appendix B—Proxy voting guidelines	B-1

Investment Objectives, Policies and Risks of the Fund

The following information supplements the information contained in the Proxy Statement/Prospectus concerning the investment objectives and policies of the Fund. The investment policies described below, except as set forth under “Investment Restrictions” or as otherwise noted, are not fundamental policies and may be changed by the Fund’s Board of Trustees (the “Board”), without the approval of shareholders.

The following information supplements the discussion of the Fund’s investment objectives, principal investment strategies and principal risks that appears in the Proxy Statement/Prospectus and does not, by itself, present a complete or accurate explanation of the matters disclosed. Readers must refer also to the Proxy Statement/Prospectus for a complete presentation of the matters disclosed below. The following is not meant to be an exclusive list of all the securities and instruments in which the Fund may invest or investment strategies in which it may engage, and the Fund may invest in instruments and securities and engage in strategies other than those listed below.

Closed-End Funds

The value of the shares of a closed-end fund may be higher or lower than the value of the portfolio securities held by the closed-end fund. Closed-end investment funds may trade infrequently and with small volume, which may make it difficult for the Fund to buy and sell shares. Also, the market price of closed-end funds tends to rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies.

“Commodity Pool” Exclusion

The Commodity Futures Trading Commission (“CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent the Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, abrdn Inc. (the “Adviser”) has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Adviser is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Fund.

Currency Transactions

The Fund may engage in currency transactions as described in the prospectus or this statement of additional information. Generally, except as provided otherwise, the Fund may engage with counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and over-the-counter (“OTC”) options on currencies, and currency swaps. The Fund may enter into currency transactions with creditworthy counterparties that have been approved by the Adviser’s Counterparty Credit Risk Department in accordance with its Credit Risk Management Policy.

Forward Currency Contracts.  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

At or before the maturity of a forward currency contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract.  If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established.  Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

3

Under current regulations, the Fund covers its daily obligation requirements for outstanding forward foreign currency contracts by earmarking or segregating liquid portfolio securities. To the extent that the Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund segregates cash. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the ear-marked or segregated assets will be equal to the amount of the Fund’s commitments with respect to such contracts.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom.  Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, the Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to the lesser of some or all of the Fund’s portfolio holdings denominated in or exposed to the currency sold.

Proxy-Hedge. The Fund may also enter into a position hedge transaction in a currency other than the currency being hedged (a “proxy hedge”). The Fund may enter into a proxy hedge if the Adviser believes there is a correlation between the currency being hedged and the currency in which the proxy hedge is denominated.  Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar.  This type of hedging entails an additional risk beyond a direct position hedge because it is dependent on a stable relationship between two currencies paired as proxies.  Overall risk to the Fund may increase or decrease as a consequence of the use of proxy hedges.

Currency Hedging.  While the value of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Fund’s investments.   A currency hedge, for example, should protect a yen-denominated bond against a decline in the yen, but will not protect the Fund against price decline if the issuer’s creditworthiness deteriorates.  Because the value of the Fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of the Fund’s investments denominated in that currency over time.

A decline in the dollar value of a foreign currency in which the Fund’s securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant.  The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future.  In order to protect against such diminutions in the value of securities it holds, the Fund may purchase put options on the foreign currency.  If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted.  Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency.  The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates.  Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

The Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions.  Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities.  Position hedging is the sale of forward currency contracts with respect to portfolio security positions.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. Dollar, and future devaluations may adversely affect the value of assets denominated in such currencies.  In addition, currency hedging techniques may be unavailable in certain emerging market countries.  Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

Position Hedge. The Fund may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. Dollar by entering into forward foreign currency contracts to sell an amount of that currency approximating the value of some or all of its portfolio securities denominated in or exposed to that currency and buying U.S. Dollars or by participating in options or future contracts with respect to the currency. Such transactions do not eliminate fluctuations caused by changes in the local currency prices of security investments, but rather, establish an exchange rate at a future date. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time they tend to limit any potential gain which might result should the value of such currencies increase. The Adviser may from time to time seek to reduce foreign currency risk by hedging some or all of the Fund’s foreign currency exposure back into the U.S. Dollar.

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Currency Futures. The Fund may also seek to enhance returns or hedge against the decline in the value of a currency through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts while forward foreign exchange transactions are traded in the OTC market. Currency futures involve currency risk equivalent to currency forwards.

Currency Options. If the Fund invests in foreign currency-denominated securities, it may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. The Fund may also write covered options on foreign currencies. For example, to hedge against a potential decline in the U.S. Dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. OTC options differ from exchange traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Under definitions adopted by the CFTC and the  SEC, many foreign currency options are considered swaps for certain purposes, including determination of whether such instruments need to be exchange-traded and centrally cleared.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments.  Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated.  Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging.  If the Fund enters into a currency hedging transaction, the Fund will comply with any asset segregation requirements applicable under current regulations.

Risks of Currency Transactions.  Currency transactions are subject to risks different from those of other portfolio transactions.  Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments.  These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.  Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally.  Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation.  Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available.  Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Risk Factors in Hedging Foreign Currency Risks. Hedging transactions involving currency instruments involve substantial risks, including correlation risk. While an objective of the Fund’s use of currency instruments to effect hedging strategies is intended to reduce the volatility of the net asset value (“NAV”) of the Fund’s shares, the NAV of the Fund’s shares will fluctuate. Moreover, although currency instruments will be used with the intention of hedging against adverse currency movements, transactions in currency instruments involve the risk that such currency movements may not occur and that the Fund’s hedging strategies may be ineffective. To the extent that the Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

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In connection with its trading in forward foreign currency contracts, the Fund will contract with a foreign or domestic bank, or foreign or domestic dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, the Fund may be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund. It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which currency instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. In addition, the Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets. Since transactions in foreign currency contracts usually are conducted on a principal basis, no fees or commissions are involved.

Cybersecurity Risk

With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Fund to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, artificial intelligence spoofing, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund’s website (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems. The use of cloud-based service providers could heighten or change these risks.

Cybersecurity incidents affecting the Fund’s Adviser and Sub-Adviser (the “Advisers”), other service providers to the Fund or its shareholders (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the Fund and shareholders, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business and of the Fund to process transactions (including fulfillment of Fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers ) and other parties. In addition, substantial costs may be incurred in order to safeguard against and reduce the risk of any cybersecurity incidents in the future. In addition to administrative, technological and procedural safeguards, the Adviser has established business continuity plans in the event of such cybersecurity incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. The Fund and its shareholders could be negatively impacted as a result. In addition, work-from-home arrangements by the Fund, the Adviser or their service providers could increase all of the above risks, create additional date and information accessibility concerns, and make the Fund, the Adviser or their service providers susceptible to operational disruptions, any of which could adversely impact their operations. Furthermore, the Fund may be an appealing target for cybersecurity threats such as hacking and malware.

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Depositary Receipts

Depositary receipts include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. Dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of the Fund’s investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

The Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. Dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary.  The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders.  With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees).  Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

In addition, the issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance.

Derivatives

Derivatives are financial instruments whose values are derived from another security, a commodity (such as gold or oil), an index or a currency (a measure of value or rates, such as the S&P 500 Index or the prime lending rate) or other reference asset. The Fund typically uses derivatives as a substitute for taking a position or reducing exposure to underlying assets. The Fund may invest in derivative instruments including the purchase or sale of futures contracts, swaps (including credit default swaps), options (including options on futures and options on swaps), forward contracts, structured notes, and other equity-linked derivatives. The Fund may use derivative instruments for hedging (offset risks associated with an investment) purposes.  The Fund may also use derivatives for non-hedging purposes to seek to enhance returns. When the Fund invests in a derivative for non-hedging purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not correctly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the assets underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. The Fund may also take a short position through a derivative. The Fund may increase its use of derivatives in response to unusual market conditions.

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Derivatives can be volatile and may involve significant risks, including:

Accounting risk — the accounting treatment of derivative instruments, including their initial recording, income recognition, and valuation, may require detailed analysis of relevant accounting guidance as it applies to the specific instrument structure.

Correlation risk — if the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the anticipated effect.

Counterparty risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

Currency risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. Dollar terms) of an investment.

Index risk — if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Leverage risk — the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment.

Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth. In addition, the Fund may need to sell portfolio securities at an inopportune time to satisfy margin or payment obligations under derivative transactions.

Operational risk — derivatives may require customized, manual processing and documentation of transactions and may not fit within existing automated systems for confirmations, reconciliations and other operational processes used for (traditional) securities.

Short position risk — the Fund will incur a loss from a short position if the value of the reference asset increases after the Fund has entered into the short position. Short positions generally involve a form of leverage, which can exaggerate the Fund’s losses. If the Fund engages in a short derivatives position, it may lose more money than the actual cost of the short position and its potential losses may be unlimited. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position.

Tax risk — derivatives raise issues under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code” or the “Internal Revenue Code”) requirements for qualifications as a regulated investment company (“RIC”).

Valuation risk — depending on their structure, some categories of derivatives may present special valuation challenges. For example, valuation of derivatives may be affected by considerations such as volatility, leverage, default risk and lack of trading on a recognized market, among other things.

Derivatives may generally be traded OTC or on an exchange. OTC derivatives, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. The CFTC and the SEC continue to review the current regulatory requirements applicable to derivatives, and it is not certain at this time how the regulators may change these requirements. Any such changes may, among various possible effects, increase the cost of entering into certain derivatives transactions, require more assets of the Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of the Fund to enter into certain types of derivative transactions. Regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with the Fund, and in some cases, initial margin as well. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through at least September 2022.  In addition, regulations adopted by prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings.

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The SEC has adopted Rule 18f-4 under the 1940 Act, which applies to the Fund’s use of derivative investments and certain financing transactions. Among other things, Rule 18f-4 requires certain funds that invest in derivative instruments beyond a specified limited amount (generally greater than 10% of the Fund’s net assets) to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. To the extent the Fund uses derivative instruments (excluding certain currency and interest rate hedging transactions) in a limited amount (generally up to 10% of the Fund’s net assets), it will be deemed to be a “limited derivatives user” and will not be subject to the full requirements of Rule 18f-4. The Fund currently expects to operate as a “limited derivatives user.”

Common Units of MLPs and LLCs

An MLP is a publicly traded company organized as a limited partnership or limited liability company (“LLC”) and generally treated as a qualified publicly traded partnership for federal income tax purposes. Common units represent an equity ownership interest in an MLP, however, MLP common unit holders generally have limited voting rights, compared to the voting rights of holders of a corporation’s common stock, and play a limited role in the MLP’s operations and management. Common units of an LLC represent an equity ownership in an LLC. LLC common unit holders typically have broader voting rights than common unit holders of entities organized as limited partnerships. Interests in MLP or LLC common units entitle the holder to a share of the company’s success through distributions and/or capital appreciation. As a RIC under the Code, the Fund may invest no more than 25% of its total assets in securities of entities treated as qualified publicly traded partnerships for federal income tax purposes, which generally includes MLPs.

Equity Securities of MLP Affiliates

In addition to common units of MLPs, the Fund also may invest in equity securities issued by MLP affiliates, such as shares of common stock of corporations that own MLP general partner interests. General partner interests often confer direct board participation rights and, in many cases, operating control with respect to the MLP.

Equity-Linked Securities

The Fund may invest in equity-linked securities, including, but not limited to, participation notes and certificates of participation. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks or a single stock. To the extent that the Fund invests in equity-linked securities whose return corresponds to the performance of a foreign security index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities and subject to the Fund’s restrictions on investments in foreign securities. In addition, the Fund bears the risk that the counterparty of an equity-linked security may default on its obligations under the security. If the underlying security is determined to be illiquid, the equity-linked security would also be considered illiquid and thus subject to the Fund’s restrictions on investments in illiquid securities.

Participation notes, also known as participation certificates, are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by the Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction costs. If the underlying security is determined to be illiquid, participation notes may be illiquid and therefore subject to the Fund’s percentage limitation for investments in illiquid securities. Participation notes offer a return linked to a particular underlying equity, debt or currency.

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Exchange-Traded Funds (ETFs)

ETFs are ownership interests in investment companies, unit investment trusts, depositary receipts and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the “Underlying Assets”). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad-based sector or international index, or to provide exposure to a particular industry sector or asset class, including precious metals or other commodities. “Short ETFs” seek a return similar to the inverse, or a multiple of the inverse, of a reference index. Short ETFs carry additional risks because their Underlying Assets may include a variety of financial instruments, including futures and options on futures, options on securities and securities indexes, swap agreements and forward contracts, and a short ETF may engage in short sales. An ETF’s losses on short sales are potentially unlimited; however, a Fund’s risk would be limited to the amount it invested in the ETF. Certain ETFs are actively managed by a portfolio manager or management team that makes investment decisions on Underlying Assets without seeking to replicate the performance of a reference index or industry sector or asset class.

Unlike shares of typical open-end management investment companies or unit investment trusts, shares of ETFs are designed to be traded throughout the trading day and bought and sold based on market price rather than NAV. Shares can trade at either a premium or discount to NAV. The portfolios held by ETFs are typically publicly disclosed on each trading day and an approximation of actual NAV is disseminated throughout the trading day. Because of this transparency, the trading prices of ETFs tend to closely track the actual NAV of the Underlying Assets and the ETF will generally gain or lose value depending on the performance of the Underlying Assets. In the future, as new products become available, the Fund may invest in ETFs that do not have this same level of transparency and, therefore, may be more likely to trade at a larger discount or premium to actual NAVs.

Gains or losses on the Fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. An active trading market for an ETF’s shares may not develop or be maintained and trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of income, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.

An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors.

If an ETF is a registered investment company (as defined in the 1940 Act), the limitations applicable to the Fund’s ability to purchase securities issued by other investment companies apply absent exemptive relief. Rule 12d1-4 under the 1940 Act exempts certain ETFs that permit investments in those ETFs by other investment companies (such as the Funds) in excess of these limits, subject to certain conditions. Some ETFs are not structured as investment companies and thus are not regulated under the 1940 Act.

Foreign Currencies Risk

Because investments in foreign securities usually will involve currencies of foreign countries, and because the Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of the Fund as measured in U.S. Dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies.  Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the U.S. Dollar against these currencies is responsible for part of the Fund’s investment performance.  If the U.S. Dollar falls in value relative to the Japanese yen, for example, the U.S. Dollar value of a Japanese stock held by the Fund will rise even though the price of the stock remains unchanged.  Conversely, if the U.S. Dollar rises in value relative to the Japanese yen, the U.S. Dollar value of the Japanese stock will fall.  Many foreign currencies have experienced significant devaluation relative to the U.S. Dollar.

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Although the Fund values its assets daily in terms of U.S. Dollars (and translates the value of its holdings denominated in foreign currencies to U.S. Dollars daily), it does not intend to physically convert its holdings denominated in foreign currencies into U.S. Dollars on a daily basis.  It will do so from time to time, and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers typically do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.  The Fund will conduct its foreign currency exchange transactions (“FX transactions”) either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

In general, the FX transactions executed for the Fund are divided into two main categories: (1) FX transactions in restricted markets (“Restricted Market FX”) and (2) FX transactions in unrestricted markets (“Unrestricted Market FX”).  Restricted Market FX are required to be executed by a local bank in the applicable market.  Unrestricted Market FX are not required to be executed by a local bank.  The Adviser or a third-party agent executes Unrestricted Market FX relating to trading decisions.  The Fund’s custodian executes all Restricted Market FX because it has local banks or relationships with local banks in each of the restricted markets where custodial client accounts hold securities.  Unrestricted Market FX relating to the repatriation of dividends and/or income/expense items not directly relating to trading may be executed by the Adviser or by the Fund’s custodian due to the small currency amount and lower volume of such transactions.  The Fund and the Adviser have limited ability to negotiate prices at which certain FX transactions are customarily executed by the Fund’s custodian, i.e., transactions in Restricted Market FX and repatriation transactions.

Foreign Securities

Investing in foreign securities (including through the use of depositary receipts) involves certain special considerations which typically are not associated with investing in United States securities.  Since investments in foreign companies will frequently be denominated in the currencies of foreign countries (these securities are translated into U.S. Dollars on a daily basis in order to value the Fund’s shares), and since the Fund may hold securities and funds in foreign currencies, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies.  There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S.  Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies.  Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States.  Additionally, a foreign jurisdiction may halt trading of securities for an extended period of time, which poses liquidity, valuation and other risks.  Additionally, a foreign jurisdiction may halt trading of securities for an extended period of time, which poses liquidity, valuation and other risks.  Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions.  There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States.  Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund’s assets held abroad) and expenses not present in the settlement of investments in U.S. markets.  Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the Fund’s investments in certain foreign countries.  Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries.  As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities.  Foreign securities may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions.  Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities.  From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the U.S. or in other foreign countries.  The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.

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Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by protectionist trade policies, trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the U.S. and other countries with which they trade.  These economies also have been and may continue to be negatively impacted by economic conditions in the U.S. and other trading partners, which can lower the demand for goods produced in those countries.

All the risks above can be heightened under adverse economic, market, geopolitical and other conditions.

Frontier Market Securities

The risks associated with investments in frontier market countries include all the risks described above in “Foreign Securities” and “Emerging Markets Securities”, although the risks are magnified for frontier market countries. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than are investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, greater market volatility, lower trading volume, more political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than are typically found in more developed markets.

Futures

Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below.  The Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount).  Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration.  Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances).  Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates.  The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund.  If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position.  Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, or that delivery will occur.

There are several risks associated with the use of futures contracts and futures options such as hedging techniques, including market price, interest rate, leverage, liquidity, counterparty, operational and legal risks. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit.  Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position.  In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or, in accordance with current federal securities laws, rules, and staff positions, option or to maintain cash or securities in a segregated account.

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Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged.  For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls.  These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged.  Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets.  This participation also might cause temporary price distortions.  In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

The  CFTC  and various exchanges have rules limiting the maximum net long or short positions which any person or group may own, hold or control in any given futures contract or option on such futures contract. The Adviser will need to consider whether the exposure created under these contracts might exceed the applicable limits in managing the Fund, and the limits may constrain the ability of the Fund to use such contracts.

Initial Public Offerings (“IPOs”)

An IPO is a type of public offering where shares of stock in a company are sold to the general public, on a securities exchange, for the first time. Through this process, a private company transforms into a public company. IPOs are used by companies to raise expansion capital, to possibly monetize the investments of early private investors, and to become publicly traded enterprises. A company selling shares is never required to repay the capital to its public investors.  The availability of IPOs may be limited and the Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

Interests in Publicly Traded Limited Partnerships

Publicly traded limited partnerships represent equity interests in the assets and earnings of the partnership’s trade or business.  Unlike common stock in a corporation, limited partnership interests or units have limited or no voting rights.  However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests.  In addition, limited partnership interests are subject to risks not present in common stock.  For example, non-investment income generated from limited partnerships deemed not to be “publicly traded” will not be considered “qualifying income” under the Code and may trigger adverse tax consequences. Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock.  Also, because of the difference in organizational structure, the fair value of limited partnership units in the Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership.  Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership, giving rise to broader liability exposure to the limited partners for activities of the partnership.  Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership, giving rise to broader liability exposure to the limited partners for activities in the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes.  In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

Medium Company, Small Company and Emerging Growth Securities

Investing in securities of medium-sized companies, small-sized (including micro-capitalization companies) and emerging growth companies, may involve greater risks than investing in the securities of larger, more established companies, including possible risk of loss.  Also, because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general.  Because medium-sized, small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices.  Medium-sized, small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth.  In addition, medium-sized, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies.  There is typically less publicly available information concerning medium sized, small-sized and emerging growth companies than for larger, more established ones.

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Money Market Instruments

The Fund may invest without limit in short-term investment grade money market obligations.  Money market instruments may include the following types of instruments:

●	obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

●	obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

●	obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

●	asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any nationally recognized statistical rating organization (“NRSRO”);

●	repurchase agreements;

●	certificates of deposit maturing in one year or less;

●	bank or savings and loan obligations;

●	commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. It may also be issued by foreign governments, and states and municipalities. Generally the commercial paper or its guarantor will be rated within the top two rating categories by a NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

●	bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;

●	high quality short-term (maturity in 397 days or less) corporate obligations, rated within the top two rating categories by a NRSRO or, if not rated, deemed to be of comparable quality by the Adviser;

●	extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period; and

●	unrated short-term (maturing in 397 days or less) debt obligations that are determined by the Adviser to be of comparable quality to the securities described above.

Preferred Stock

Preferred stocks, like some debt obligations, are generally fixed income securities.  Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation.  Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders of common stock receiving any dividends.  Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks.  Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock.  Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities.  Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, to the extent proceeds are available after paying more senior creditors, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

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Real Estate Investment Trusts

REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs.

Investment in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income.  Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate.  Changes in interest rates may also affect the value of the Fund’s investment in REITs.  For instance, changes in interest rates may impact real estate values or the values of underlying mortgage loans, therefore making REIT shares less attractive, more volatile and less liquid than other income producing investments.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities.  Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects.  Like RICs such as the Fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects and illiquid markets. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Code, and to maintain exemption from the registration requirements of the 1940 Act.  By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.  In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.  The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

Real Estate Related Securities

Such investments are subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying the Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent. Investments by the Fund in securities of companies providing mortgage servicing may be subject to the risks associated with refinancings and their impact on servicing rights. In addition, if the Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund’s ability to retain its tax status as a RIC because of certain income source requirements applicable to RICs under the Code.

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Real Estate Securities Risk

Although the Fund may not invest directly in real estate, the Fund may invest in equity securities of issuers that are principally engaged in the real estate industry. The value of the shares of the Fund investing in such issuers will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (1) changes in general economic and market conditions; (2) changes in the value of real estate properties; (3) risks related to local economic conditions, overbuilding and increased competition; (4) increases in property taxes and operating expenses; (5) changes in zoning laws; (6) casualty and condemnation losses; (7) variations in rental income, neighborhood values or the appeal of property to tenants; (8) changes in interest rates; and (9) changes in demographic trends and occupancy rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under performance and out performance in comparison to equity securities markets in general.

There are also special risks associated with particular sectors of real estate investments:

Retail Properties. Retail properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

Office Properties. Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, the presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

Community Centers. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases a tenant may lease a significant portion of the space in one center, and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns and effects of general and local economic conditions with respect to rental rates and occupancy levels.

Other factors may contribute to the risk of real estate investments:

Development Issues. Certain real estate companies may engage in the development or construction of real estate properties. These companies in which the Fund invests (“portfolio companies”) are exposed to a variety of risks inherent in real estate development and construction, such as the risk that there will be insufficient tenant demand to occupy newly developed properties, and the risk that prices of construction materials or construction labor may rise materially during the development.

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Lack of Insurance. Certain of the portfolio companies may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, adversely affect the Fund’s investment performance.

Financial Leverage. Global real estate companies may be highly leveraged and financial covenants may affect the ability of global real estate companies to operate effectively.

Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on shares of the Fund could be reduced.

Recent Events. The value of real estate is particularly susceptible to acts of terrorism and other changes in foreign and domestic conditions.

REIT Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT but which fails to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the purported REIT would be subject to corporate level taxation, significantly reducing the return to the Fund on its investment in such company

Financing Issues. Financial institutions in which the Fund may invest are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge. In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution’s control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. These limitations may have a significant impact on the profitability of a financial institution since profitability is attributable, at least in part, to the institution’s ability to make financial commitments such as loans. Profitability of a financial institution is largely dependent upon the availability and cost of the institution’s funds, and can fluctuate significantly when interest rates change.

Rights Issues and Warrants

Rights issues give the right, to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally on a short term period) and are offered at the company’s discretion.

Warrants are securities that give the holder the right, but not the obligation, to subscribe for newly created equity issues (consisting of common and preferred stock, convertible preferred stock and warrants that themselves are only convertible into common, preferred or convertible preferred stock) of the issuing company or a related company at a fixed price either on a certain date or during a set period. Warrants are speculative and have no value if they are not exercised before the expiration date.

The equity issue underlying an equity warrant is outstanding at the time the equity warrant is issued or is issued together with the warrant. At the time the Fund acquires an equity warrant convertible into a warrant, the terms and conditions under which the warrant received upon conversion can be exercised will have been determined; the warrant received upon conversion will only be convertible into a common, preferred or convertible preferred stock. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance.

OTC equity warrants are usually traded only by financial institutions that have the ability to settle and clear these instruments. OTC warrants are instruments between the Fund and its counterparty (usually a securities dealer or bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC warrant, the Fund relies on the counterparty to fulfill its obligations to the Fund if the Fund decides to exercise the warrant.

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Index warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, an equity index at a certain level over a fixed period of time. Index warrant transactions settle in cash.

Covered warrants are rights created by an issuer, typically a financial institution, ordinarily entitling the holder to purchase from the issuer of the covered warrant outstanding securities of another company (or in some cases a basket of securities), which issuance may or may not have been authorized by the issuer or issuers of the securities underlying the covered warrants. In most cases, the holder of the covered warrant is entitled on its exercise to delivery of the underlying security, but in some cases the entitlement of the holder is to be paid in cash the difference between the value of the underlying security on the date of exercise and the strike price. The securities in respect of which covered warrants are issued are usually common stock, although they may entitle the holder to acquire warrants to acquire common stock. Covered warrants may be fully covered or partially covered. In the case of a fully covered warrant, the issuer of the warrant will beneficially own all of the underlying securities or will itself own warrants (which are typically issued by the issuer of the underlying securities in a separate transaction) to acquire the securities. The underlying securities or warrants are, in some cases, held by another member of the issuer’s group or by a custodian or other fiduciary for the holders of the covered warrants.

Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index (Bond Index) at a certain level over a fixed time period. Interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

Long term options operate much like covered warrants. Like covered warrants, long term options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange’s trading regulations. The Fund may only acquire covered warrants, index warrants, interest rate warrants and long term options that are issued by entities deemed to be creditworthy by the Adviser. Investment in these instruments involves the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or warrants to acquire the underlying security (or cash in lieu thereof).

Secondary Offerings

The Fund may invest a portion of its assets in secondary offerings. A secondary offering is a registered offering of a large block of a security that has been previously issued to the public. A secondary offering can occur when an investor sells to the public a large block of stock or other securities it has been holding in its portfolio. In a sale of this kind, all of the profits go to the seller rather than the issuer. Secondary offerings can also originate when the issuer issues new shares of its stock over and above those sold in its IPO, usually in order to raise additional capital.

However, because an increase in the number of shares devalues those that have already been issued, many companies make a secondary offering only if their stock prices are high or they are in need of capital. Secondary offerings may have a magnified impact on the performance of the Fund with a small asset base. Secondary offering shares frequently are volatile in price. Therefore, the Fund may hold secondary offering shares for a very short period of time. This may increase the portfolio turnover rate of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Securities of Investment Companies

To the extent permitted by the 1940 Act, the Fund may generally invest up to 10% of its total assets, calculated at the time of investment, in the securities of other investment companies. No more than 5% of a Fund’s total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. For purposes of these limitations, the Fund would aggregate its investments in any private placements with its investment company holdings, which would include ETF holdings unless an exemption applies (as described in “Exchange-Traded Funds” above). Rule 12d1-4 under the 1940 Act permits registered investment companies to acquire securities of another investment company in excess of these amounts, subject to certain conditions.

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To the extent the Fund invests in another investment company, that is not managed by the Adviser or its affiliates, the Fund indirectly will bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund.  To the extent the Fund invests in another investment company that is not managed by the Adviser or its affiliates, the Fund indirectly will bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund. Where the Fund invests in another investment company managed by the Adviser or its affiliates, the management fees of the investment company in which it invests would be waived for the Fund or the Fund would be credited in an amount equivalent to the management fees of the investment company in which it invests. Some of the countries in which the Fund may invest may not permit direct investment by outside investors.  Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies. The Fund may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Special Situation Companies

“Special situations” with respect to a portfolio company include a change in management or management policies, the acquisition of a significant equity position in the company by others, a merger or reorganization, or the sale or spin-off of a division or subsidiary which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a special situation company may decline significantly. There can be no assurance that a special situation that exists at the time of its investment will be consummated under the terms and within the time period contemplated. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations.

Strategic Transactions, Derivatives and Synthetic Investments

The Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed income securities in the Fund’s portfolio or enhancing potential gain.  These strategies may be executed through the use of derivative contracts.  In certain circumstances, the Fund may wish to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the security is illiquid, or is unavailable for direct investment or available only on less attractive terms.  In such circumstances, the Fund may invest in synthetic or derivative alternative investments (“Synthetic Investments”) that are based upon or otherwise relate to the economic performance of the underlying securities.  Synthetic Investments may include swap transactions, notes or units with variable redemption amounts, and other similar instruments and contracts.  Synthetic Investments typically do not represent beneficial ownership of the underlying security, usually are not collateralized or otherwise secured by the counterparty and may or may not have any credit enhancements attached to them.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and OTC put and call options on securities, equity and fixed income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”).  In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur.  Strategic Transactions may be used subject to certain limits imposed by the 1940 Act to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities.  Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions.  The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured.  The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.  Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and under current regulations, the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

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Strategic Transactions, including derivative contracts and Synthetic Investments, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used.  Synthetic Investments also involve exposure to the creditworthiness of the issuer of the underlying security, changes in exchange rates and future governmental actions taken by the jurisdiction in which the underlying security is issued, and counterparties involved. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell.  The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency.  The use of options and futures transactions entails certain other risks.  In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position.  In addition, futures and options markets may not be liquid in all circumstances and certain OTC options may have no markets.  As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all.  Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position.  Finally, the daily variation margin requirements for futures contracts and short options positions would create a greater ongoing potential financial risk than would purchase of such options (i.e., long options, when the exposure is limited to the cost of the initial premium).  Losses resulting from the use of Strategic Transactions would reduce NAV, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.  As described above, the Fund may also trade in physically-settled currency forward contracts.  There is less protection against defaults in the forward trading of currencies since such forward contracts are currently not guaranteed by an exchange or clearing house and are not subject to the margin requirements applicable to swaps as well as the mandatory clearing and exchange trading requirements applicable to swaps.  The Dodd-Frank Act includes in the definition of “swaps” that are regulated by the CFTC most types of currency derivatives including cash-settled or non-deliverable foreign currency forwards.

Risks of Strategic Transactions Outside the U.S.  When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S. (which may depend on whether the Fund is executing trades with a CFTC or SEC registered dealer), may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.  The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability than in the U.S. of data on which to make trading decisions; (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the U.S.; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S.; and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts.  Under current regulations, many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency.  In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian.  The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.  For example, a call option written or sold by the Fund will require the Fund to hold the securities deliverable under the call upon exercise (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities or deliver the cash strike price if the call is exercised.  A cash-settled call option sold by the Fund on an index will require the Fund to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis.  A physically-settled put option written or sold by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation under current regulations, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund’s obligations or to segregate cash or liquid assets equal to the amount of the Fund’s obligation.

Under current regulations, OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC-issued and exchange listed index options, may provide for cash settlement.  As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount.  These amounts will equal the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call.  In addition, when the Fund sells a cash-settled call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value of such excess.  OCC-issued and exchange listed options sold by the Fund that settle with physical delivery, or with an election of either physical delivery or cash settlement, will require the Fund to segregate an amount of cash or liquid assets equal to the full value of the cash securities or commodities deliverable under the option by the seller on exercise.  Holders of long options are not required to segregate assets.  OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

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In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin. Under current regulations, the Fund may also need to segregate additional cash or liquid assets sufficient to meet its obligation under the contracts.  Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

Under current regulations, with respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations (including any pre-payment penalties and premium payments) over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess.  The Fund’s obligation to segregate the accrued excess of its obligations over its entitlements with respect to a credit default swap (“CDS”) it buys (for example, the cost to the Fund to unwind the CDS, enter into an offsetting CDS, or pay a third-party to relieve the Fund of its obligation) may be equal to the notional value of the CDS.  When the Fund is a seller of the CDS, the Fund will segregate the notional value of the CDS. Caps, floors and collars require segregation of assets with a value equal to the Fund’s net obligation, if any.

Under Current regulations, strategic Transactions may be covered by other means when consistent with applicable regulatory policies.  The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions.  For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund.  Moreover, instead of segregating cash or liquid assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held.  Other Strategic Transactions may also be offset in combinations.  If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Combined Transactions.  The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so.  A combined transaction will usually contain elements of risk that are present in each of its component transactions.  Although combined transactions are normally entered into based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Close-out Risk for Qualified Financial Contracts. Regulations adopted by the prudential regulators require counterparties of the banks and other financial intermediaries that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit and other risks to the Fund.

Temporary Investments and Defensive Investments

Pending investment of the proceeds of an offering, the Fund may invest offering proceeds in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. The Fund also may invest in these instruments on a temporary basis to meet working capital needs, including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions and to facilitate the payment of expenses and settlement of trades.

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Under adverse market or economic conditions, the Fund may invest up to 100% of its total assets in these securities on a temporary basis. In addition, immediately leading up to the Termination Date, in connection with the Eligible Tender Offer, the Fund may invest a significant portion of its assets in these securities on a temporary basis. To the extent the Fund invests in these securities, it may not achieve its investment objective. The yield on these securities may be lower than the returns on equity securities or yields on lower rated debt securities.

When-Issued Securities and Delayed-Delivery

The Fund may purchase equity and debt securities on a “when-issued,” “delayed delivery” or “forward delivery” basis.  The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date.  During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund.  When the Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation.  Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income.  While such securities may be sold prior to the settlement date, the Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.  At the time the Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its NAV.  The market value of the securities may be more or less than the purchase price.  In accordance with current federal securities laws, rules, and staff positions, the Fund will establish a segregated account in which it will maintain cash and liquid assets equal in value to commitments for such securities.

When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade.  Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

When the Fund enters into a delayed delivery transaction, a when-issued transaction or a forward transaction, the Fund may be required to provide collateral to cover potential losses of the counterparty, due to changes in the value of the security, in the event that the event that the transaction is unable to settle (e.g., in the event of a default on the Fund).  Similarly, the counterparty may be required to provide collateral to cover the potential losses of the Fund, due to changes in the value of the security, in the event that the transaction is unable to settle (e.g., the seller fails to deliver the security).  Under current regulations, the Fund may reduce the amount of liquid assets it will segregate to the extent it provides such collateral.

Rule 18f-4 under the 1940 Act, which became fully effective in August 2022, provides that funds may invest in securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle. These transactions are not deemed to involve a senior security, and thus generally do not require the Fund to maintain a “segregated account” when engaging in these types of transactions, subject to certain conditions and any other restrictions that the Fund has adopted.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price.  Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from appreciation in the value of the security during the commitment period if the security is not ultimately issued.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the Fund’s NAV.  The cost basis of the security will be adjusted by the amount of the commitment fee.  In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Investment Restrictions of the Fund

The following are the fundamental investment limitations of the Fund set forth in their entirety. Investment limitations identified as fundamental may be changed only with the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the 1940 Act, means the lesser of (1) 67% of the voting shares present in person or by proxy at a meeting at which more than 50% of the outstanding voting shares are present in person or by proxy, or (2) more than 50% of the outstanding voting shares).

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Investment limitations stated as a maximum percentage of the Fund’s assets are applied by the Fund’s adviser at the time of an investment or a transaction to which the limitation is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund’s investment limitations. All limitations are based on a percentage of the Fund’s total assets (including assets obtained through leverage). The Fund may not:

1.	issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

2.	borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder.

3.	make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

4.	purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry;

5.	underwrite securities issued by others, except to the extent that we may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities held in our portfolio;

6.	purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that the Fund may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein (including real estate investment trusts (“REITs”)); and

7.	purchase or sell physical commodities unless acquired as a result of the ownership of securities or other instruments, except that we may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.

All other investment policies are considered non-fundamental and may be changed by the Board without prior approval of a majority of the Fund’s outstanding voting securities.

Management of the Fund

Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Board and the Fund’s officers appointed by the Board. The tables below list the trustees and officers of the Fund and their present positions and principal occupations during the past five years. The business address of the Fund, its Board members and officers and the Adviser is 1900 Market Street, Suite 200, Philadelphia, PA 19103, unless specified otherwise below. The term “Fund Complex” includes each of the registered investment companies advised by the Adviser or their affiliates as of the date of this SAI. Trustees serve three-year terms or until their successors are duly elected and qualified. Officers are annually elected by the Trustees.

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Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment Portfolios ("Portfolios") in Fund Complex* Overseen by Board Members	Other Directorships Held by Board Member**
Interested Board Member
Alan Goodson*** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Class III Trustee; Chief Executive Officer and President	Term expires 2026; Trustee since 2024	Currently, Executive Director and Head of Product & Client Solutions – Americas for abrdn Inc., overseeing Product Management & Governance, Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of abrdn Inc. and joined abrdn Inc. in 2000.	3 Registrants consisting of 3 Portfolios	None.
Independent Board Members
Gordon A. Baird c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1968	Class I Trustee	Term expires 2027; Trustee since 2023	Mr. Baird is the president and Chief Executive Officer of Nexos Technologies Inc. from 2019 to present. Mr. Baird is also the founder and Managing Partner of G.A. Baird Partners & Co from 2015 to present. Mr. Baird was the Chief Executive Officer of Independence Bancshares, Inc. from 2013 to 2015 and an Operating Advisor to Thomas H. Lee Partners L.P. in 2011 and 2012. From 2003 to 2011, Mr. Baird was Chief Executive Officer of Paramax Capital Partners LLC. Prior to 2003, Mr. Baird was a Director at Citigroup Global Markets, Inc., an investment analyst at State Street Bank and Trust Company and real estate analyst at John Hancock Real Estate Finance Inc.	1 Registrant consisting of 1 Portfolio	None.
Thomas W. Hunersen c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1958	Class III Trustee	Term expires 2026; Trustee since 2023	Mr. Hunersen is the Principal of CKW Ventures LLC (since 2013). Prior to 2013, Executive Vice President/Global Head of Energy & Utilities, National Australia Bank Limited, New York, NY; Group Executive, Corporate & Institutional Recovery, Irish Bank Resolution Corporation, Dublin, Ireland, Group Executive, Bank of Ireland, Greenwich, CT; Chief Executive Officer, Slingshot GT Incorporated, Boston, MA; Assistant Vice President, Mellon Bank Corporation, Pittsburgh, PA.	1 Registrant consisting of 1 Portfolio	None.

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Chris LaVictoire Mahai c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1955	Class II Trustee	Term expires 2028, if elected at 2025 Annual General Meeting; Trustee since 2023	Ms. Mahai is an independent executive and board advisor, public, private and nonprofit director, private investor and author. Mahai provides strategic and leadership consulting to executives and boards of public and private clients across the US and around the world. She was Founder, Owner, and Managing Partner of Aveus LLC from 1999 until a sale of the company to Medecision, Inc. in May 2018. She continued after the sale as President of Aveus, and Executive Vice President of Medecision, Inc. until December 2021. Prior to her consulting career, Mahai was an executive in both the financial services and media industries. She has served as an independent fund director across several funds for twenty years, during which she has also chaired both the audit and membership/governance committees.	1 Registrant consisting of 1 Portfolio	None.
P. Gerald Malone c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1950	Chair of the Board, Class II Trustee	Term expires 2028, if elected at 2025 Annual General Meeting; Trustee since 2020	Mr. Malone is a lawyer of over 40 years standing. Currently, he is an adviser to Onkai, a US healthcare software company. He is also Chairman of a number of the open and closed end funds in the Aberdeen Fund Complex. He previously served as a non-executive director of U.S. healthcare companies, Medality LLC until 2023 and Bionik Laboratories Corp. (2018 – July 2022). Mr. Malone was previously a Member of Parliament in the U.K. from 1983 to 1997 and served as Minister of State for Health in the U.K. government from 1994 to 1997.	9 Registrants consisting of 27 Portfolios	None.
Todd Reit c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1968	Class II Trustee	Term expires 2028, if elected at 2025 Annual General Meeting; Trustee since 2020	Mr. Reit is a Managing Member of Cross Brook Partners LLC, a real estate investment and management company since 2017. Mr. Reit is also Director and Financial Officer of Shelter Our Soldiers, a charity to support military veterans, since 2016. Mr. Reit was formerly a Managing Director and Global Head of Asset Management Investment Banking for UBS AG, where he was responsible for overseeing all the bank’s asset management client relationships globally, including all corporate security transactions, mergers and acquisitions. Mr. Reit retired from UBS in 2017 after an over 25-year career at the company and its predecessor company, PaineWebber Incorporated (merged with UBS AG in 2000).	9 Registrants consisting of 9 Portfolios	None.

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John Sievwright c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1955	Class I Trustee	Term expires 2027; Trustee since 2020	Mr. Sievwright is the Chairman of Burford Capital Ltd since May 2024 and a Director since 2020 (provider of legal finance, complex strategies, post- settlement finance and asset management services and products) and Revolut Limited, a UK-based digital banking firm since August 2021. Previously he was a Non-Executive Director for the following UK companies: FirstGroup plc, ICAP plc and NEX Group plc (2017-2018) (financial).	6 Registrants consisting of 9 Portfolios	Non-Executive Director of Burford Capital Ltd (provider of legal finance, complex strategies, post-settlement finance and asset management services and products) since May 2020
Nancy Yao c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1972	Class III Trustee	Term expires 2026; Trustee since 2020	Ms. Yao is an assistant professor adjunct and assistant dean at the David Geffen School of Drama at Yale University where she teachings financial accounting and governance to graduate students. Ms. Yao has over 25 years of Asia, finance, and governance experience in for profit and non-profit places like Goldman Sachs, Yale-China Association, and CFRA. She is a board member of the National Committee on U.S.-China Relations and a member of the Council on Foreign Relations. She received her MBA from the Yale School of Management and her AB in Diplomacy and World Affairs at Occidental College.	8 Registrants consisting of 8 Portfolios	None.

*	As of the most recent fiscal year end, the Fund Complex has a total of 18 Registrants with each Board member serving on the Boards of the number of Registrants listed. Each Registrant in the Fund Complex has one Portfolio except for two Registrants that are open-end funds, abrdn Funds and abrdn ETFs, which each have multiple Portfolios. The Registrants in the Fund Complex are as follows: abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Emerging Markets ex-China Fund, Inc., The India Fund, Inc., abrdn Japan Equity Fund, Inc., abrdn Income Credit Strategies Fund, abrdn Global Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Healthcare Investors, abrdn Life Sciences Investors, abrdn Healthcare Opportunities Fund, abrdn World Healthcare Fund, abrdn Funds (18 Portfolios), and abrdn ETFs (3 Portfolios).
**	Current directorships (excluding Fund Complex) as of September 30, 2024 held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “1934 Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
***	Mr. Goodson is deemed to be an interested person because of his affiliation with the Fund’s investment adviser.

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Officers

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years
Joseph Andolina** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Chief Compliance Officer; Vice President, Compliance	Since 2020	Currently, Chief Risk Officer – Americas for abrdn Inc. and serves as the Chief Compliance Officer for abrdn Inc. Prior to joining the Risk and Compliance Department, he was a member of abrdn Inc.'s Legal Department, where he served as US Counsel since 2012.
Joshua Duitz** abrdn Inc. 875 Third Ave 4th Floor, Suite 403 New York, NY 10022 Year of Birth: 1970	Vice President	Since 2020	Currently, Head of Global Income at abrdn Inc. Mr. Duitz joined abrdn Inc. in 2018 from Alpine Woods Capital Investors LLC where he was a Portfolio Manager.
Sharon Ferrari** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Treasurer and Chief Financial Officer	Treasurer and Chief Financial Officer Since 2023; Fund Officer Since 2020	Currently, Director, Product Management for abrdn Inc. Ms. Ferrari joined abrdn Inc. as a Senior Fund Administrator in 2008.
Katie Gebauer** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President	Since 2023	Currently, Chief Compliance Officer—ETFs and serves as the Chief Compliance Officer for abrdn ETFs Advisors LLC. Ms. Gebauer joined abrdn Inc. in 2014.
Heather Hasson** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1982	Vice President	Vice President Since 2022; Fund Officer Since 2020	Currently, Senior Product Solutions and Implementation Manager, Product Governance US for abrdn Inc. Ms. Hasson joined the company in November 2006.
Robert Hepp** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President	Since 2021	Currently, Senior Product Governance Manager – US for abrdn Inc. Mr. Hepp joined abrdn Inc. as a Senior Paralegal in 2016.
Megan Kennedy** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary	Since 2020	Currently, Senior Director, Product Governance for abrdn Inc. Ms. Kennedy joined abrdn Inc. in 2005.

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Andrew Kim** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President	Since 2021	Currently, Senior Product Governance Manager – US for abrdn Inc. Mr. Kim joined abrdn Inc. as a Product Manager in 2013.
Michael Marsico** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1980	Vice President	Since 2022	Currently, Senior Product Manager – US for abrdn Inc. Mr. Marsico joined abrdn Inc. as a Fund Administrator in 2014.
Christian Pittard** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1973	Vice President	Vice President Since 2024; Fund Officer Since 2020	Mr. Pittard is Head of Closed End Funds for Aberdeen and is responsible for the US and UK businesses. He is also Managing Director of Corporate Finance having done a significant number of closed end fund transactions in the US and UK since joining Aberdeen in 1999. Previously, he was Head of the Americas and the North American Funds business based in the US.
Eric Purington c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1985	Vice President	Since 2023	Currently, Investment Director on the Indirect Real Assets team. Mr. Purington joined abrdn Inc. in 2022 from Tribay and EverStream Capital. He began his career in private infrastructure investing in 2010 when he joined Highstar Capital, now part of Oaktree.
Kolotioloma Silue** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Vice President	Since 2024	Currently, Senior Product Manager for abrdn Inc. Mr. Silue joined abrdn Inc in October 2023 from Tekla Capital Management where he was employed as a Senior Manager of Fund Administration
Lucia Sitar** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2020	Currently, Vice President and Head of Product Management and Governance for abrdn Inc. since 2020. Previously, Ms. Sitar was Managing U.S. Counsel for abrdn Inc. She joined abrdn Inc. as U.S. Counsel in 2007.
Michael Taggart** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1970	Vice President	Since 2023	Currently, Closed End Fund Specialist at abrdn Inc since 2023. Prior to that, he was Vice President of Investment Research and Operations at Relative Value Partners, LLC from June 2022. Prior to that, he was self-employed after having left Nuveen in November 2020, where he had served as Vice President of Closed-End Fund Product Strategy since November 2013.

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are elected annually at a meeting of the Fund Board.
**	Each officer may hold officer position(s) in one or more other funds which are part of the Fund Complex.

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Experience of Trustees

The Board believes that each Trustee's experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustees possess the requisite experience, qualifications, attributes and skills to serve on the Board. The Board believes that the Trustees' ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Investment Adviser, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Trustee can make to the Board and to the Fund.

A Trustee's ability to perform his or her duties effectively may have been attained through the Trustee's executive, business, consulting, and/or legal positions; experience from service as a Trustee of the Fund and other funds/portfolios in the Aberdeen complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences. In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee in addition to the information set forth in the table above: Mr. Baird, business and leadership experience and experience as a Board member overseeing another infrastructure-strategy closed-end fund for over 17 years; Mr. Hunersen, executive leadership experience in global banking, infrastructure and technology businesses and as Chair/ Board member overseeing another infrastructure-strategy closed-end fund for over 17 years; Ms. LaVictoire Mahai, business and leadership experience and experience as a board member overseeing another infrastructure-strategy closed-end fund for over 17 years, including experience as an audit and membership and governance committee chair; Ms. Yao, financial and research analysis experience in and covering the Asia region and experience in world affairs; Mr. Malone, legal background and public service leadership experience, board experience with other public and private companies, and executive and business consulting experience; Mr. Reit banking and asset management experience and experience as a board member; Mr. Sievwright, banking and accounting experience and experience as a board member of public companies; Mr. Goodson, has financial and research analysis experience.

The Board believes that the significance of each Trustee's experience, qualifications, attributes or skills is an individual matter (meaning that experience important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. References to the qualifications, attributes and skills of Trustees are presented pursuant to disclosure requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

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Compensation

The following table sets forth information regarding compensation of Trustees by the Fund and by the Fund Complex of which the Fund is a part for the fiscal year ended September 30, 2024. Interested Trustees and Officers of the Fund do not receive any compensation directly from the Fund or any other fund in the Fund Complex for performing their duties as trustees or officers. The Fund does not have any bonus, profit sharing, pension or retirement plans.

Name of Trustee	Aggregate Compensation from Fund for Fiscal Year Ended September 30, 2024	Total Compensation From Fund and Fund Complex Paid To Trustees*
Gordon A. Baird	$52,300	$52,300
Thomas W. Hunersen	$52,300	$52,300
Chris LaVictoire Mahai	$52,300	$52,300
P. Gerald Malone	$58,500	$601,171
Todd Reit	$37,500	$277,048
John Sievwright	$50,625	$304,350
Nancy Yao	$37,500	$399,505
Alan Goodson**	N/A	N/A

*	See the “Trustees” table for the number of Funds within the Fund Complex that each Trustee services.
**	Mr. Goodson is an Interested Trustee

Board and Committee Structure

The Board of Trustees of the Fund is composed of eight Trustees, seven of whom are not “interested persons” of the Fund (as defined in the 1940 Act) (the “Independent Trustees”). The Fund divides the Board into three classes, each class having a term of three years. Each year, the term of office of one class will expire and the successor(s) elected to such class will serve for a three year term.

The Board has appointed Mr. Malone, an Independent Trustee, as Chair. The Chair presides at meetings of the Trustees, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Trustees and management between Board meetings. Except for any duties specified herein, the designation of the Chair does not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board holds regular quarterly meetings each year to consider and address matters involving the Fund. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also meet outside the presence of management in executive session at least quarterly and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.

The Board has established a committee structure that includes an Audit Committee and a Nominating and Corporate Governance Committee (each discussed in more detail below) to assist the Board in the oversight and direction of the business affairs of the Fund, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the Fund with respect to specific matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund’s activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations.

The Nominating and Corporate Governance Committee and the Board as a whole also conduct an annual self-assessment of the performance of the Board, including consideration of the effectiveness of the Board’s Committee structure. The Committee is comprised entirely of Independent Trustees. Each Committee member is also “independent” within the meaning of the NYSE listing standards. The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Independent Trustee as Chair, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight. During the fiscal year ended September 30, 2024, the Board held five meetings.

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Audit Committee

The Board has an Audit Committee consisting of four Independent Trustees. In addition, the members of the Audit Committee are also “independent,” as defined in the Fund’s written Audit Committee Charter. The members of the Audit Committee are Messrs. Baird, Hunersen, Malone, Reit, Sievwright and Mses. LaVictoire Mahai, and Yao. Mr. Sievwright serves as the Chair of the Audit Committee and the Audit Committee Financial Expert.

The Audit Committee oversees the scope of the Fund’s audit, the Fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee assists the Board in fulfilling its responsibilities for oversight of the integrity of the Fund’s accounting, auditing and financial reporting practices, the qualifications and independence of the Fund’s independent registered public accounting firm and the Fund’s compliance with legal and regulatory requirements. The Audit Committee approves, and recommends to the Board for ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Fund’s independent registered public accounting firm to the Adviser and service providers if the engagement relates directly to the Fund’s operations and financial reporting. The Audit Committee is also responsible for monitoring the valuation of portfolio securities and other investments. During the fiscal year ended September 30, 2024, the Audit Committee met four times.

Service providers to the Fund, primarily the Adviser, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management. As an integral part of its responsibility for oversight of the Fund, the Board oversees risk management of the Fund’s investment program and business affairs. Oversight of the risk management process is part of the Board’s general oversight of the Fund and its service providers.

Nominating and Corporate Governance Committee; Consideration of Potential Trustee Nominees

The Fund has established a Nominating and Corporate Governance Committee (the “Nominating Committee”) to promote the effective participation of qualified individuals on the Board, committees of the Board, and to review, evaluate and enhance the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund so that the interests of shareholders of the Fund are well-served. In pursuit of this purpose, the Nominating Committee’s responsibilities include the identification and nomination of new Trustees and the coordination of the annual self-assessment of the performance of the Board and the Fund’s committee structure to ensure the effective functioning of the Board. The members of the Nominating Committee are Mr. Reit, Ms. Yao, Mr. Malone and Mr. Sievwright. Mr. Malone serves as the Chair of the Nominating Committee.

The Nominating Committee makes nominations to fill vacancies for trustees of the Fund and submits such nominations to the full Board. No trustee may be elected by the Board or nominated by the Board for election by shareholders unless nominated by the Committee. In nominating candidates, the Nominating Committee will seek to identify candidates who can bring to the Board the skills, experience and judgment necessary to address the issues trustees of investment companies, and the Fund in particular, may confront in fulfilling their duties to fund shareholders. The Nominating Committee may, in its discretion, establish specific, minimum qualifications (including skills) that must be met by candidates and may take into account a wide variety of factors in considering prospective trustee candidates. The Nominating Committee generally considers the background, experience, qualifications, attributes, skills and diversity that a prospective trustee will bring to the Board. The Nominating Committee may also consider other factors or attributes as they may determine appropriate in their judgment. The Nominating Committee believes that the significance of each candidate’s background, experience, qualifications, attributes or skills must be considered in the context of the Board as a whole.

The Nominating Committee shall consider Trustee candidates from such sources it deems appropriate, including candidates recommended by shareholders of the Fund. In order for the Nominating Committee to consider shareholder recommendations, the candidate must (i) satisfy any minimum qualifications of the Fund for its trustees, including all qualifications provided under the Nominating Committee’s Charter and in the Fund’s organizational documents; (ii) not be an “interested persons” of the Fund as that term is defined in the 1940 Act; and (iii) must be “independent” as defined in the NYSE listing standards.

All shareholder recommendations must be submitted in writing to the Secretary of the Fund by the deadline for submission of any shareholder proposals which would be included in the Fund’s proxy statement for the next annual meeting of the Fund. Each shareholder or shareholder groups submitting proposed candidates must meet the requirements stated in the Nominating Committee’s charter and in the Fund’s organizational documents in order to recommend a candidate.

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The Nominating Committee met one time during the fiscal year ended September 30, 2024.

Board Oversight of Risk Management

The Fund is subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board's general oversight of the Fund and is addressed as part of various Board and Committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. Day-to-day risk management functions are subsumed within the responsibilities of the Investment Adviser, who carries out the Fund's investment management and business affairs, and also by the Investment Sub-Adviser and other service providers in connection with the services they provide to the Fund. The Investment Adviser and Investment Sub-Adviser, the Fund's administrator and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Fund, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, the Investment Adviser and the Fund's other service providers (including the Fund's transfer agent), the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm, legal counsel to the Fund, and internal auditors, as appropriate, relating to the operations of the Fund. The Board also requires the Investment Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis. The Board recognizes that it may not be possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Shareholder Communications

Shareholders who wish to communicate with Trustees with respect to matters relating to the Fund may address their written correspondence to the Board as a whole or to individual Trustees c/o abrdn Inc. (the “Administrator”), the Fund’s administrator, at 1900 Market Street, Suite 200, Philadelphia, PA 19103, or via e-mail to the Trustee(s) c/o abrdn Inc. at Investor.relations@aberdeenplc.com.

Trustee Beneficial Ownership of Securities

As of April 1, 2025, the Fund’s trustees and executive officers, as a group, owned less than 1% of the Fund’s outstanding Common Shares. The information as to ownership of securities which appears below is based on statements furnished to the Fund by its trustees and executive officers.

As of April 1, 2025, the dollar range of equity securities owned beneficially by each Trustee in the Fund and in all registered investment companies overseen by the trustee within the same family of investment companies as the Fund appears in the chart below. The following key relates to the dollar ranges in the chart:

A. None
B. $1 — $10,000
C. $10,001 — $50,000
D. $50,001 — $100,000
E. over $100,000

Name of Trustee	Dollar Range of Equity Securities Owned(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in the Family of Investment Companies(2)
Independent Trustees:
Gordon A. Baird	A	A
Thomas W. Hunersen	E	E
Chris LaVictoire Mahai	C	C
P. Gerald Malone	C	D
Todd Reit	C	E
John Sievwright	C	D
Nancy Yao	C	D
Interested Trustee:
Alan Goodson	D	D

(1) “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) promulgated under the Exchange Act.

(2) “Family of Investment Companies” means those registered investment companies that are advised by the Adviser or an affiliate and that hold themselves out to investors as related companies for purposes of investment and investor services.

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As of April 1, 2025, none of the Independent Trustees or their immediate family members owned any shares of the Advisers or principal underwriter of the Fund or of any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisers or principal underwriter.

Codes of Ethics

The Fund and the Advisers have each adopted a code of ethics under Rule 17j-1 of the 1940 Act governing the personal securities transactions of their respective personnel. Under each code of ethics, personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Fund), subject to certain general restrictions and procedures. Copies of these Codes of Ethics are on the EDGAR Database on the SEC’s internet site at www.sec.gov and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov.

Beneficial Ownership

As of [March 18], 2025, to the Fund’s knowledge, no single shareholder or “group” (as that term is used in Section 13(d) of the Exchange Act) beneficially owned more than 5% of the Fund’s outstanding common shares. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of control. A party that controls the Fund may be able to significantly affect the outcome of any item presented to shareholders for approval. Information as to beneficial ownership of common shares, including percentage of common shares beneficially owned, is based on, among other things, reports filed with the SEC by such holders.

The Adviser

abrdn Inc., the Fund’s investment adviser, is located at 1900 Market Street, Suite 200, Philadelphia, PA 19103 and is an indirect wholly-owned subsidiary of Aberdeen Group plc (formerly known as abrdn plc), which manages or administers approximately $463 billion in assets as of December 31, 2024. Aberdeen Group plc and its affiliates (collectively, “Aberdeen”) provide asset management and investment solutions for clients and customers worldwide and also have a strong position in the pensions and savings market.

The Sub-Adviser

abrdn Investments Limited (“aIL”) serves as the sub-adviser to the Fund, pursuant to a sub-advisory agreement. The Sub-Adviser has its registered address and principal place of business at 1 George Street, Edinburgh, United Kingdom, EH2 2LL and is an indirect wholly-owned subsidiary of Aberdeen Group plc.

Advisory Agreements

The Fund and the Adviser are parties to an advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Fund appoints the Adviser to act as investment adviser to the Fund in accordance with the stated investment policies and restrictions of the Fund as set forth in the Fund’s registration statement.

The Adviser, the Sub-Adviser and the Fund are parties to a sub-advisory agreement (the “Sub-Advisory Agreement”). Under the Sub-Advisory Agreement, the Sub-Adviser is responsible for the investment management of the Fund’s assets subject to the supervision of the Adviser and the Board.

In rendering investment advisory services, the Advisers may use the resources of investment advisor subsidiaries of Aberdeen Group plc. These affiliates have entered into a memorandum of understanding / personnel sharing procedures (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to U.S. clients of the Aberdeen Group plc affiliates, including the Fund, as associated persons of the Adviser. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement must comply with the provisions of the Investment Advisers Act of 1940, as amended, the 1940 Act, the Securities Act of 1933, as amended, the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Advisers do business or has clients. No remuneration is paid by the Fund with regard to the MOU/personnel sharing arrangements.

The Fund pays all of its other expenses, including, among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; other expenses in connection with the issuance, offering and underwriting of shares or debt instruments issued by the Fund or with the securing of any credit facility or other loans for the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment and optional cash purchase plan (except for brokerage expenses paid by participants in such plan); compensation and expenses of trustees; costs of stationery; any litigation expenses; and costs of shareholders’ and other meetings.

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Pursuant to the Advisory Agreement, the Fund pays the Adviser a monthly management fee at an annual rate equal to 1.35% of the average daily value of the Fund’s Managed Assets. Under the Subadvisory Agreement with the Sub-Adviser, and for the investment management services it provides to the Fund, the Sub-Adviser will be entitled to 65% of the advisory fee received, after fee waivers and expense reimbursements, if any, by the Adviser. The subadvisory fee payable to the Sub-Adviser will be paid by the Adviser out of the management fees it receives from the Fund.

During periods when the Fund is using leverage, the fee paid to the Adviser will be higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund’s Managed Assets, which includes the assets purchased through leverage.

abrdn Inc. has entered into a written contract with the Acquiring Fund to limit the total ordinary operating expenses of the Combined Fund following the consummation of the Reorganization (excluding leverage costs, interest, taxes, brokerage commissions, acquired fund fees and expenses and any non-routine expenses) from exceeding 1.65% of the average daily net assets of the Combined Fund on an annualized basis for twelve months following the closing of the Reorganization or June 30, 2026, whichever is later.

The Combined Fund may reimburse abrdn Inc., for the advisory fees waived or reduced and other payments remitted by abrdn Inc. and other expenses reimbursed as of a date not more than three years after the date when abrdn Inc. limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause the Combined Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by abrdn Inc., and the payment of such reimbursement is approved by the Board of the Combined Fund on a quarterly basis.

The Advisory and Sub-Advisory Agreements continue for an initial term of two (2) years and may be continued thereafter from year to year provided such continuance is specifically approved at least annually in the manner required by the 1940 Act. Each of the Advisory Agreement and the Subadvisory Agreement provides that it may be terminated at any time, without the payment of any penalty, by the Board of Trustees or by the vote of the holders of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Adviser or the Sub-Adviser, as applicable. In addition, the Subadvisory Agreement provides that it may be terminated by the Adviser at any time, without the payment of any penalty, on 60 days’ written notice to the Sub-Adviser. Each of the Advisory Agreement and the Subadvisory Agreement provides that it may be terminated by the Adviser (with respect to the Advisory Agreement and Subadvisory Agreement) or the Sub-Adviser (with respect to the Subadvisory Agreement), at any time, without the payment of any penalty, upon 60 days’ written notice to the Fund. Each of the Advisory Agreement and the Subadvisory Agreement also provides that it will automatically terminate in the event of an “assignment” (as defined in the 1940 Act), and the Subadvisory Agreement provides that it will automatically terminate in the event of the termination of the Advisory Agreement. The Advisory and Sub-Advisory Agreements, the Advisers are permitted to provide investment advisory services to other clients.

abrdn Inc. has been the investment adviser and aIL has been the sub-adviser for the Fund since the Fund’s inception.

For the fiscal years ended September 30, 2022, 2023 and 2024, the Adviser earned gross advisory fees of $2,639,837, $5,027,290 and $6,926,847, respectively. The subadvisory fees paid to the Sub-Adviser are paid by the Fund. For the fiscal years ended September 30, 2022, 2023 and 2024, the Sub-Adviser earned gross sub-advisory fees of $1,715,894, $1,715,894 and $4,502,451, respectively.

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The Administrator

abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, PA 19103, serves as administrator to the Fund. Under the administration agreement, abrdn Inc. is generally responsible for managing the administrative affairs of the Fund.

For administration related services, abrdn Inc. is entitled to receive a fee at an annual rate of 0.08% of the Fund's average daily net assets.

For the fiscal years ended September 30, 2022, 2023, and 2024, abrdn Inc. earned fees of $156,435, $297,913, $410,480 respectively from the Fund for administration services.

State Street Bank and Trust Company (“State Street”) serves as sub-administrator of the Fund and is paid by abrdn Inc. out of the fees it receives as the Fund’s administrator.

Custodian, Dividend Paying Agent, Transfer Agent and Registrar

State Street serves as custodian (the “Custodian”) for the Fund. State Street also provides accounting services to the Fund. State Street serves as the Fund’s dividend paying agent, transfer agent and registrar.

Independent Registered Public Accountant

KPMG LLP (“KPMG”) is the Fund’s independent registered public accountant. KPMG provides audit services and consultation with respect to the preparation of filings with the SEC.

Investor Relations Provider

Under the terms of the Investor Relations Services Agreement, abrdn Inc. provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by the Adviser or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by abrdn Inc. so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by abrdn Inc.

Pursuant to the terms of the Investor Relations Services Agreement, abrdn Inc. (or third parties engaged by abrdn Inc.), among other things, provides objective and timely information to stockholders based on publicly available information; provides information efficiently through the use of technology while offering stockholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

Portfolio Management

The information contained under “Item 8. Portfolio Managers of Closed-End Management Investment Companies” of the Fund’s Form N-CSR, which contains the Annual Report for the fiscal year ended September 30, 2024, is incorporated herein by reference.

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Potential Conflicts of Interest of the Advisers Related to Brokerage Allocation and Other Practices

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser (or Subadviser) believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser (or Sub-Adviser) has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser (or Sub-Adviser) may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser (or Sub-Adviser) that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

From time to time, the Adviser or the Sub-Adviser may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to clients through one or more product structures. Such accounts also may serve the purpose of establishing a performance record for the strategy. The management by the Adviser and the Sub-Adviser of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments. The Adviser’s and Sub-Adviser’s proprietary seed accounts may include long-short strategies, and certain client strategies may permit short sales. A conflict of interest arises if a security is sold short at the same time as a long position, and continuous short selling in a security may adversely affect the stock price of the same security held long in client accounts. The Adviser and Sub-Adviser have adopted various policies to mitigate these conflicts.

In addition, the 1940 Act limits the Fund’s ability to enter into certain transactions with certain affiliates of the Advisers. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund managed by the Advisers or one of their affiliates. Nonetheless, the Fund may under certain circumstances purchase any such portfolio company’s loans or securities in the secondary market, which could create a conflict for the Advisers between the interests of the Fund and the portfolio company, in that the ability of the Advisers to recommend actions in the best interest of the Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates (which could include other Aberdeen-managed Funds), which could be deemed to include certain types of investments, or restructuring of investments, in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The Board has approved policies and procedures reasonably designed to monitor potential conflicts of interest. The Board will review these procedures and any conflicts that may arise.

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Conflicts of interest may arise where the Fund and other funds or accounts managed or administered by the Advisers simultaneously hold securities representing different parts of the capital structure of a stressed or distressed issuer. In such circumstances, decisions made with respect to the securities held by one fund or account may cause (or have the potential to cause) harm to the different class of securities of the issuer held by other fund or account (including the Fund). For example, if such an issuer goes into bankruptcy or reorganization, becomes insolvent or otherwise experiences financial distress or is unable to meet its payment obligations or comply with covenants relating to credit obligations held by the Fund or by the other funds or accounts managed by the Advisers, such other funds or accounts may have an interest that conflicts with the interests of the Fund. If additional financing for such an issuer is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing, but if the other funds or accounts were to lose their respective investments as a result of such difficulties, the Advisers may have a conflict in recommending actions in the best interests of the Fund. In such situations, the Advisers will seek to act in the best interests of each of the funds and accounts (including the Fund) and will seek to resolve such conflicts in accordance with its compliance policies and procedures.

The Adviser (or Sub-Adviser) has the ability to allocate investment opportunities of certain negotiated transactions between the Fund, other funds registered under the 1940 Act and other accounts managed by the Adviser pro rata based on available capital, up to the amount proposed to be invested by each (“Co-Investment Opportunities”). The 1940 Act and a rule thereunder imposes limits on the Fund’s ability to participate in Co-Investment Opportunities, and the Fund generally will not be permitted to co-invest alongside other funds registered under the 1940 Act and other accounts managed by the Adviser in privately negotiated transactions unless the Fund obtains an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance, such as certain transactions in publicly traded securities and transactions in which price is the only negotiated term. To the extent an investment opportunity in a transaction involving the negotiation of any term of the investment other than price or quantity (a “negotiated transaction”) arises, and the Adviser determines that it would be appropriate for both the Fund and other accounts managed by the Adviser, the opportunity will be allocated to the other accounts and the Fund will not participate in the negotiated transaction. To the extent that the Adviser sources and structures private investments in publicly traded issuers, certain employees of the Adviser may become aware of actions planned by such issuers, such as acquisitions, which may not be announced to the public. It is possible that the Fund could be precluded from investing in or selling securities of an issuer about which the Adviser has material, nonpublic information, however, it is the Adviser’s intention to ensure that any material, non-public information available to certain employees of the Adviser is not shared with the employees responsible for the purchase and sale of publicly traded securities or to confirm prior to receipt of any material non-public information that the information will shortly be made public. The Fund’s investment opportunities also may be limited by affiliations of the Adviser, the Sub-Adviser or their affiliates with infrastructure companies.

The Adviser (or Sub-Adviser) or their respective members, officers, directors, employees, principals or affiliates may come into possession of material, non-public information. The possession of such information may limit the ability of the Fund to buy or sell a security or otherwise to participate in an investment opportunity. Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Adviser (or Sub-Adviser) for other clients, and the Adviser (or Sub-Adviser) will not employ information barriers with regard to its operations on behalf of its registered and private funds, or other accounts. In certain circumstances, employees of the Adviser (or Sub-Adviser) may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict the Fund’s ability to trade in the securities of such companies.

Execution of Portfolio Transactions

The Adviser or Sub-Adviser is responsible for decisions to buy and sell securities and other investments for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any.  In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States.  In the case of securities traded on the OTC markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price.  This spread is the dealer’s profit.  In underwritten offerings, the price includes a disclosed, fixed commission or discount.  Most short-term obligations are normally traded on a “principal” rather than agency basis.  This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

Except as described below, the primary consideration in portfolio security transactions is best execution of the transaction (i.e., execution at a favorable price and in the most effective manner possible).  “Best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, available liquidity and reliability of execution, the likelihood that a trade will settle, the confidentiality and placement accorded the order, and customer service.  Therefore, “best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided.  Both the Adviser and Sub-Adviser have complete freedom as to the markets in and the broker-dealers through which they seek this result.

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Subject to the primary consideration of seeking best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, corporate access, and other information or services to the Adviser or Sub-Adviser.  SEC regulations provide a “safe harbor” that allows an investment adviser to pay for research and brokerage services with commission dollars generated by client transactions. On September 12, 2017, Aberdeen announced a change to the payment for research model, such that Aberdeen would absorb all research costs directly (i.e., pay for research from its profits and losses) to coincide with the new Markets in Financial Instruments Directive II (“MiFID II”) legislation which went into effect on January 3, 2018. As a result, Aberdeen does not use soft dollars, has been paying “execution only” commission rates since the start of 2017 and paying for research for equities out of its assets.

There may be occasions when portfolio transactions for the Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the Adviser or Sub-Adviser or by an affiliated company thereof.  Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are affected only when the Adviser or Sub-Adviser believes that to do so is in the interest of the Fund.  When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

In purchasing and selling investments for the Fund, it is the policy of the Adviser and Sub-Adviser to seek best execution through responsible broker-dealers.  The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker.  These considerations are judgmental and are weighed by the Adviser or Sub-Adviser in determining the overall reasonableness of securities executions and commissions paid.  In selecting broker-dealers, the Adviser or Sub-Adviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.

With respect to FX transactions, different considerations or circumstances may apply, particularly with respect to Restricted Market FX. FX transactions executed for the Fund are divided into two main categories: (1) Restricted Market FX and (2) Unrestricted Market FX. Restricted Market FX are required to be executed by a local bank in the applicable market. Unrestricted Market FX are not required to be executed by a local bank. The Adviser, Sub-Adviser or third-party agent execute Unrestricted Market FX relating to trading decisions. The Fund’s custodian executes all Restricted Market FX because it has local banks or relationships with local banks in each of the restricted markets where custodial client accounts hold securities. Unrestricted Market FX relating to the repatriation of dividends and/or income/expense items not directly relating to trading may be executed by the Adviser or Sub-Adviser or by the Fund’s custodian due to the small currency amount and lower volume of such transactions. The Fund, the Adviser and the Sub-Adviser have limited ability to negotiate prices at which certain FX transactions are customarily executed by the Fund’s custodian, i.e., transactions in Restricted Market FX and repatriation transactions.

With regards to the Fund’s investments in Private Infrastructure Opportunities, the Advisers do not arrange trades with a broker or dealer. The advice conducted with regards to Private Infrastructure Opportunities generally relates to private offered securities in partnerships or similar relevant structures. The Fund may, from time to time, enter into arrangements with placement agents in connection with direct placement transactions. In evaluating placement agent proposals, the Adviser will consider each placement agent’s access to infrastructure issuers and experience in infrastructure markets, particularly the direct placement market. In such cases, a third-party sponsor or sponsor vehicle, not the Fund, will bear the associated placement agent fees. In addition to these factors, the Adviser will consider whether the proposed services are customary, whether the proposed fee schedules are within the range of customary rates, whether any proposal would obligate the Fund to enter into transactions involving a minimum fee, dollar amount or volume of securities, or into any transaction whatsoever, and other terms such as indemnification provisions.

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The Adviser or Sub-Adviser may cause the Fund to pay a broker-dealer a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined to be consistent with the Adviser’s or Sub-Adviser’s obligation to seek best-execution pursuant to the standards described above.

Under the 1940 Act, “affiliated persons” of the Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC.  However, the Fund may purchase securities from underwriting syndicates of which a subadviser (if applicable) or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

The Fund contemplates that, consistent with the policy of seeking to obtain best execution, brokerage transactions may be conducted through “affiliated brokers or dealers,” as defined in rules under the 1940 Act.  Under the 1940 Act, commissions paid by the Fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission.  Accordingly, it is the Fund’s policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the Adviser or the Sub-Adviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s unaffiliated customers.  The Adviser and the Sub-Adviser do not necessarily deem it practicable or in the Fund’s best interests to solicit competitive bids for commissions on each transaction.  However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

Not one of the Fund, the Adviser or the Sub-Adviser has an agreement or understanding with a broker-dealer, or other arrangements to direct the Fund’s brokerage transactions to a broker-dealer because of the research services such broker provides to the Fund or the Adviser. While the Advisers do not have arrangements with any broker-dealers to direct such brokerage transactions to them because of research services provided, the Advisers may receive research services from such broker-dealers. The dollar amount of transactions and related commissions for transactions paid to a broker from which the Advisers also received research services for the fiscal year ended September 30, 2024 are in the table below:

Total Dollar Amount of Transactions	Total Commissions Paid on Such Transactions
$$252,222,413	$76,869

For the fiscal years ended September 30, 2023, and September 30, 2024, the Fund paid brokerage commissions of $179,263 and $$83,296 respectively.

During the fiscal year ended September 30, 2024, the Fund did not hold any investments in securities of its regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act).

Portfolio Turnover

The Fund’s annual portfolio turnover rate may vary greatly from year to year. The Fund may engage in frequent and active trading of portfolio securities, but does not intend to do so under normal circumstances. The Fund’s portfolio turnover is expected to be higher as it transitions a portion of its publicly traded securities portfolio to Private Infrastructure Opportunities. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund. In addition, a high rate of portfolio turnover may result in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends.

For the fiscal year ended September 30, 2024, the Fund’s portfolio turnover rate was 15%. For the fiscal year ended September 30, 2023, the Fund’s portfolio turnover rate was 28%.

Material U.S. Federal Income Tax Considerations

The following discussion is a general summary of material U.S. federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable U.S. federal income tax laws as of the date of this statement of additional information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue  Service  (the  “IRS”),  possibly  with  retroactive  effect.  No  attempt  is  made  to  present  a  detailed explanation of all U.S. federal income, estate, gift, state, local or foreign tax considerations affecting the Fund and its shareholders (including shareholders owning large positions in the Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including applicable federal, state, local and foreign tax consequences to them or the effect of possible changes in tax laws.

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In addition, no attempt is made to address tax considerations applicable to an investor with a special tax status, such as a financial institution, REIT, insurance company, RIC, individual retirement account, other tax-exempt organization, dealer in securities or currencies, person holding shares of the Fund as part of a hedging, integrated, conversion or straddle transaction or constructive sale, trader in securities that has elected the mark-to-market method of accounting for its securities, U.S. holder (as defined below) whose functional currency is not the U.S. dollar, or investor with “applicable financial statements” within the meaning of section 451(b) of the Code. Furthermore, this discussion does not reflect possible  application  of  the alternative  minimum  tax.  Unless otherwise noted, this discussion assumes the Fund’s shares are held by U.S. persons and that such shares are held as capital assets.

A “U.S. holder” is a beneficial owner that is for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

●	a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable U.S. Department of the Treasury (“Treasury”) regulations to be treated as a U.S. person.

A “Non-U.S. holder” is a beneficial owner of shares of the Fund that is an individual, corporation, trust or estate and is not a U.S. holder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.

Taxation as a RIC

The Fund has elected to be treated as and intends to qualify each year for the special tax treatment afforded a RIC under Subchapter M of the Code. As long as the Fund meets certain requirements that govern the Fund’s source of income, diversification of assets and distribution of earnings to shareholders, the Fund will not be subject to U.S. federal income tax on income distributed (or treated as distributed, as described below) to its shareholders. With respect to the source of income requirement, the Fund must  derive  in  each  taxable  year  at  least  90%  of  its  gross  income  (including  tax-exempt  interest)  from (1) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies  and (2) net income derived from interests in qualified publicly traded partnerships. A qualified publicly traded partnership is generally defined as a publicly traded partnership under section 7704 of the Code but does not include a publicly traded partnership if 90% or more of its gross income is described in (1) above.

With respect to the diversification of assets requirement, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year, (1) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of two or more issuers that the Fund controls and that are determined to be engaged in the same, similar or related trades or businesses or the securities of one or more qualified publicly traded partnerships.

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For purposes of the income test, the character and source of the Fund’s distributive share of items of income, gain and loss derived through any entity properly treated as a partnership for U.S. federal income tax purposes (other than qualified publicly traded partnerships), including, in general, any unregistered fund, generally will be determined as if the Fund realized its distributive share of such tax items directly. Similarly, for the purpose of the asset diversification test, the Fund, in appropriate circumstances, will “look through” to the assets held by any such partnership.

If the Fund qualifies  as a RIC and distributes  to its shareholders at least 90% of the sum of (1) its “investment company taxable income,” as that term is defined in the Code (which includes, among other items, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (2) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates on the amount retained. The Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest and net capital gain. Under the Code, the Fund generally will also be subject to a nondeductible 4% federal excise tax on the undistributed portion of its ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is  generally equal  to  the sum  of  (1) 98%  of  the  Fund’s  ordinary  income (computed on a calendar year basis), (2) 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31), and (3) certain amounts from previous years to the extent such amounts have not been treated as distributed or been subject to tax under Subchapter M of the Code. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal conditions, does not currently expect to be subject to this excise tax.

Failure to Qualify as a RIC

If the Fund fails to qualify as a RIC in any taxable year, it will be taxed in the same manner as an ordinary corporation on all of its taxable income and gains, and distributions to the Fund’s shareholders will not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would be taxed to shareholders as dividend income. Such distributions would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able  to  treat  such  distributions  as  “qualified  dividend income” eligible for reduced rates of U.S. federal income taxation, provided in each case that certain holding period and other requirements are satisfied. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholders’ tax basis in their Fund shares, and any remaining distributions would be treated as a capital gain. Current earnings and profits are generally treated, for federal income tax purposes, as first being used to pay distributions on preferred shares and then to the extent remaining, if any, to pay distributions on common shares. To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the source-of-income, the asset diversification and the annual distribution requirements for that year and distribute any earnings and profits from any year in which the Fund failed to qualify as a RIC. Subject to a limited exception applicable to a RIC that qualified as such under the Code for at least one year prior to disqualification and that requalifies as a RIC no later than the second year following the nonqualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it at the time the Fund requalified as a RIC that are recognized within the subsequent five years, unless the Fund made an election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC. The remainder of this discussion assumes the Fund will qualify for taxation as a RIC.

Taxation of Certain Fund Investments

Investments in Partnerships

The Fund may invest in unregistered funds and other entities properly treated as partnerships for U.S. federal income tax purposes (other than qualified publicly traded partnerships).  An entity that is properly classified as a partnership (and not an association or publicly traded partnership taxable as a corporation) is generally not itself subject to federal income tax. Instead, each partner of the partnership is required to take into account its distributive share of the partnership’s net capital gain or loss, net short-term capital gain or loss, and its other items of ordinary income or loss (including all items of income, gain, loss and deduction allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year. Each such item will have the same character to a partner and will generally have the same source (either United States or foreign), as though the partner realized the item directly. Partners of a partnership must report these items regardless of the extent to which, or whether, the partners receive cash distributions with respect to such items. Accordingly, the Fund may be required to recognize items of taxable income and gain prior to the time that any corresponding cash distributions are made to the Fund (including in circumstances where investments by an underlying partnership, such as investments in debt instrument with “original issue discount,” generate income prior to a corresponding receipt of cash). In such case, the Fund may have to dispose of assets that it would otherwise have continued to hold in order to generate cash for distributions to Fund shareholders.  In addition, the Fund may have to dispose of an investment in a partnership or devise other methods of cure (such as holding the investment through a taxable subsidiary), to the extent the partnership earns income of a type that is not qualifying income for purposes of the gross income test or holds assets that could cause the Fund not to satisfy the RIC asset diversification tests.

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Any distribution by a partnership to the Fund in excess of the Fund’s allocable share of the partnership’s net taxable income will decrease the Fund's tax basis in its partnership interest and will therefore increase the amount of gain (or decrease the amount of loss) that will be recognized by the Fund on the disposition of its partnership interest.

A portion of any gain or loss recognized by the Fund on a disposition of a partnership interest (or by a partnership on a disposition of an underlying asset) may be separately computed and treated as ordinary income or loss under the Code to the extent attributable to assets of the partnership that give rise to depreciation recapture, intangible drilling and development cost recapture, or other “unrealized receivables” or “inventory items” under the Code. Any such gain may exceed net taxable gain realized on the disposition and will be recognized even if there is a net taxable loss on the disposition. The Fund’s net capital losses may only be used to offset capital gains and therefore cannot be used to offset gains that are treated as ordinary income. Thus, the Fund could recognize both gain that is treated as ordinary income and a capital loss on a disposition of a partnership interest (or on a partnership’s disposition of an underlying asset) and would not be able to use the capital loss to offset that gain. Any capital losses that the Fund recognizes on a disposition of a partnership interest can only be used to offset capital gains that the Fund recognizes. Any capital losses that the Fund is unable to use may be carried forward to reduce its capital gains in later years.

The Fund may invest a portion of the assets allocated to the Private Infrastructure Opportunities indirectly through one or more wholly owned subsidiaries formed in one or more jurisdictions and treated as corporations for U.S. federal income tax purposes (each, a “Blocker Corporation,” and together, the “Blocker Corporations”). The Fund may invest indirectly through a Blocker Corporation if it believes it is desirable to do so to comply with the requirements for qualification as a RIC under the Code.

For example, the Fund may hold equity interests in an operating company conducted in “pass-through” form (i.e., as a partnership for U.S. federal income tax purposes) through a taxable domestic Blocker Corporation because such an investment, if made directly, would produce income that is not qualifying income for a RIC. Any Blocker Corporation organized in the United States will generally be subject to U.S. federal, state and local income tax at corporate rates on its taxable income, which taxes (and any other taxes borne by subsidiaries) would adversely affect the returns from investments held through the Blocker Corporation. In general, in order to comply with the diversification requirements under Subchapter M of the Code, the Fund may not invest more than 25% of the value of its assets in the stock of one or more Blocker Corporations that are engaged in the same or similar or related trades or businesses.

Other Considerations

The application of certain requirements for qualification as a RIC and the application of certain other federal income tax rules may be unclear in some respects in connection with certain investments. As a result, the Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with the Fund’s treatment of such investments. In addition, the tax treatment of certain investments may be affected by future legislation, Treasury regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of the Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions  and  otherwise  satisfied  the requirements to maintain its qualification as a RIC and avoid federal income and excise taxes or limit the extent to which the Fund may invest in certain investments in the future.

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (1) convert distributions that would otherwise constitute qualified dividend income into ordinary income taxed at the higher rate applicable to ordinary income; (2) treat distributions that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment; (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (4) convert long-term capital gain into short-term capital gain or ordinary income; (5) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited); (6) cause the Fund to recognize income or gain without a corresponding receipt of cash; (7) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; (8) adversely alter the characterization of certain complex financial transactions; and (9) produce income that will not be included in the sources of income from which a RIC must derive at least 90% of its gross income each year. While it may not always be successful in doing so, the Fund will seek to avoid or minimize any adverse tax consequences of its investment practices.

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Some of the investments that the Fund is expected to make, such as investments in debt securities that are treated as issued with original issue discount, will cause the Fund to recognize income or gain for U.S. federal income tax purposes prior to the receipt of any corresponding cash or other property. Because the distribution requirements described above will apply to this income, the Fund may be required to borrow money or dispose of other securities at disadvantageous times in order to make the relevant distributions.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the result that shareholders will not be entitled to a tax deduction or credit for such taxes on their own U.S. federal income tax returns, although the Fund’s payment of such taxes may be eligible for a foreign tax credit or a deduction in computing the Fund’s taxable income.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to section 988 of the Code, which generally causes such gain and loss to be treated as ordinary income or loss.

If the Fund acquires any equity interest in certain foreign investment entities (i) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of the corporation’s assets (computed based on average fair market value) either produce or are held for the production of passive income (“passive foreign investment companies” or “PFICs”), the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. The Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. The Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its return from these investments. Amounts included in income each year by the Fund arising from a QEF election will be qualifying income for purposes of the income test described above even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities or currencies.

Section 163(j) of the Code limits the deductibility of business interest. Generally, the provision limits the deduction for net business interest expenses to 30% of a taxpayer’s adjusted taxable income (50% for taxable years beginning in 2019 or 2020). The deduction for interest expenses is not limited to the extent of any business interest income, which is interest income attributable to a trade or business and not investment income. Under applicable Treasury regulations, all interest expense and interest income of a RIC is treated as properly allocable to a trade or business for purposes of the limitation on the deductibility of business interest. As a result, this limitation may impact the Fund’s ability to use leverage (e.g., borrow money, issue debt securities, etc.).

In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, the Fund generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

43

The Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains, if any. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations. Any such loss carryforwards will retain their character as short-term or long-term. In the event that the Fund were to experience an ownership change as defined under the Code, the capital loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.

Taxation for U.S. Shareholders

Distributions paid to you by the Fund from its investment company taxable income generally will be taxable to you as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. A portion of such distributions (if properly reported by the Fund) may qualify (1) in the case of corporate shareholders, for the dividends received deduction under section 243 of the Code to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from certain entities, such as REITs, or (2) in the case of individual shareholders, as qualified dividend income eligible to be taxed at the federal income tax rates applicable to net capital gain under section 1(h)(11) of the Code to the extent that the Fund receives qualified dividend income, and provided in each case that certain holding period and other requirements are met at both the Fund and shareholder levels. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (for example, generally, if the issuer is incorporated in a possession of the United States or in a country with a qualified comprehensive income tax treaty with the United States, or if the shares with respect to which such dividend is paid are readily tradable on an established securities market in the United States). To be treated as qualified dividend income, the shareholder must hold the shares paying otherwise qualifying dividend income more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or, in the case of certain preferred shares, more than 90 days during the 181-day period beginning 90 days before the ex-dividend date). A shareholder’s holding period may be reduced for purposes of this rule if the shareholder engages in certain risk reduction transactions with respect to the shares. A qualified foreign corporation generally excludes any foreign corporation that, for the taxable year of the corporation in which the dividend was paid or the preceding taxable year, is a passive foreign investment company. Given the Fund’s investment strategy, it is not expected that a large portion of the distributions made by the Fund will be eligible for the dividends-received deduction (in the case of corporate shareholders) or for treatment as “qualified dividend income” (in the case of individual shareholders). Distributions made to you from an excess of net long-term capital gain over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to you but retained by the Fund (as described below), will be taxable to you as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time you have owned the Fund’s shares.

Distributions in excess of the Fund’s earnings and profits will be treated by you, first, as a tax-free return of capital, which is applied against and will reduce the adjusted basis of your shares and, after such adjusted basis is reduced to zero, generally will constitute capital gain to you. After the close of its taxable year, the Fund will provide you with information on the federal income tax status of the dividends and distributions you received from the Fund during the year.

For taxable years beginning before January 1, 2026, qualified REIT dividends (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are generally eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates, provided certain holding period requirements are met with respect to the REIT stock. If the Fund receives qualified REIT dividends, it may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from the Fund as qualified REIT dividends, a shareholder must hold shares of the Fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If the Fund does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the Fund’s qualified REIT dividend income while direct investors in REITs may be entitled to the deduction. Subject to any future regulatory guidance to the contrary, any distribution of income attributable to the Fund’s investments in a qualified publicly traded partnership will currently not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such qualified publicly traded partnership directly. As a result, it is possible that a non-corporate shareholder will be subject to a higher effective tax rate on any such distributions received from the Fund compared to the effective rate applicable to any qualified publicly traded partnership income the shareholder would derive if the shareholder invested directly in the qualified publicly traded partnership.

Certain distributions reported by the Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

44

Sales and other dispositions of the Fund’s shares (including upon a termination of the Fund) generally are taxable events. You should consult your own tax adviser with reference to your individual circumstances to determine whether any particular transaction in the Fund’s shares is properly treated as a sale or exchange for federal income tax purposes and the tax treatment of any gains or losses recognized in such transactions. The sale or other disposition of shares of the Fund generally will result in capital gain or loss to you, equal to the difference between the amount realized and your adjusted basis in the shares sold or exchanged (taking into account any reductions in such basis resulting from prior returns of capital), and will be long-term capital gain or loss if your holding period for the shares is more than one year at the time of sale. Different tax consequences may apply for tendering and non-tendering shareholders in connection with a repurchase offer. For example, if a shareholder does not tender all of his or her shares, such repurchase may not be treated as a sale or exchange for U.S. federal income tax purposes, and may result in deemed distributions to non-tendering shareholders. On the other hand, shareholders holding shares as capital assets who tender all of their shares (including shares deemed owned by shareholders under constructive ownership rules) will be treated as having sold their shares and generally will recognize capital gain or loss.

Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends you received (including amounts credited as an undistributed capital gain dividend) with respect to such shares. A loss you realize on a sale or exchange of shares of the Fund generally will be disallowed if you acquire other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) or other substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that you dispose of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the same rate applicable to ordinary income of corporations. For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, while long-term capital gain generally will be taxed at the long-term capital gain rates. Capital losses are subject to certain limitations.

For purpose of determining (1) whether the annual distribution requirement to maintain RIC status is satisfied for any year and (2) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, if the Fund pays you a distribution in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such distribution will be treated for federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the distribution was declared. A shareholder may elect not to have all distributions automatically reinvested in Fund shares pursuant to the Plan. If a shareholder elects not to participate in the Plan, such shareholder will receive distributions in cash. For taxpayers subject to U.S. federal income tax, all distributions generally will be taxable, as discussed above, regardless of whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund.

If a shareholder’s distributions are automatically reinvested pursuant to the Plan, for U.S. federal income tax purposes, the shareholder generally will be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the shareholder had elected to receive cash. Under certain circumstances, however, if a shareholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in newly issued shares of the Fund, the shareholder may be treated as receiving a taxable distribution equal to the fair market value of the shares the shareholder receives.

The Fund intends to distribute substantially all realized capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (1) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount and (2) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the basis of the shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder.

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Backup Withholding

The Fund is required in certain circumstances to backup withhold at a current rate of 24% on distributions and certain other payments paid to certain holders of the Fund’s shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Medicare Tax

An additional 3.8% tax is imposed on the net investment income of certain individuals with a modified adjusted gross income of over $200,000 ($250,000 in the case of joint filers) and on the undistributed net investment income of certain estates and trusts. For these purposes, “net investment income” generally will include interest, dividends, annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares of the Fund) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. Thus, certain of the Fund’s taxable distributions and gains on the sale of Fund shares to shareholders may be subject to this additional tax.

U.S. Federal Income Tax Considerations for Non-U.S. Shareholders

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to a Non-U.S. holder of Fund shares.

This summary does not purport to be a complete description of the income tax considerations for a Non-U.S. holder. For example, the following does not describe income tax consequences that are assumed to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws. This summary does not discuss any aspects of U.S. estate or gift tax or state or local tax. In addition, this summary assumes that at all times the Fund’s common shares will be “regularly traded” for purposes of section 897 of the Code and does not address (1) any Non-U.S. holder that holds, at any time, more than 5% of the Fund’s shares, directly or under ownership attribution rules applicable for purposes of section 897 of the Code (a “5% holder”), or (2) any Non-U.S. holder whose ownership of shares of the Fund is effectively connected with the conduct of a trade or business in the United States. A 5% holder may be subject to adverse consequences, including obligations to file U.S. tax returns and to pay tax at the rates applicable to U.S. persons, with respect to Fund distributions that are attributable to USRPIs (as defined below) or gain on the disposition of Fund shares. Such holders should consult their tax advisors regarding an investment in the Fund.

As indicated above, the Fund has elected to be treated, and intends to qualify each year, as a RIC for U.S. federal income tax purposes. This summary is based on the assumption that the Fund will qualify as a RIC in each of its taxable years. Distributions of the Fund’s investment company taxable income to Non-U.S. holders will, except as discussed below, generally be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of the Fund’s current and accumulated earnings and profits. In order to obtain a reduced rate of withholding, a Non-U.S. holder will be required to provide the Fund with the applicable IRS Form W-8 certifying its entitlement to benefits under a treaty. The Fund generally will not be required to withhold tax on any amounts paid to a Non-U.S. holder with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided in each case that such amounts are properly reported by the Fund and the shareholder complies with applicable certification requirements relating to its non-U.S. status. The Fund may choose not to report such amounts.

Actual or deemed distributions of the Fund’s net capital gains to a Non-U.S. holder, and gains realized by a Non-U.S. holder upon the sale of the Fund’s shares, will, except as described below, generally not be subject to U.S. federal income or withholding tax unless the Non-U.S. holder is an individual, has been present in the United States for 183 days or more during the taxable year and certain other conditions are satisfied.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions (which the Fund may do in the future), a Non-U.S. holder may be entitled to a federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax the Fund paid on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. holder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. holder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return.

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A Non-U.S. holder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. holder provides the Fund or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. holder or otherwise establishes an exemption from backup withholding. The amount of any backup withholding from a payment to a Non-U.S. holder will be allowed as a credit against such Non-U.S. holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided that the required information is furnished to the IRS.

Special rules may apply to Non-U.S. holders who receive distributions from the Fund that are attributable to gain from “United States real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and, subject to certain exceptions, any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or a former United States real property holding corporation. The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses  in  a  trade  or  business. Certain of the Fund’s investments may constitute interests in United States real property holding corporations or other USRPIs. In  general,  if  the  Fund  is  a  United  States  real  property  holding  corporation (determined without regard to certain exceptions), distributions (including capital gain dividends) by the Fund that are attributable to (1) gains realized on the disposition of USPRIs by the Fund and (2) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands  will generally be subject to U.S. federal withholding tax as an ordinary income dividend (i.e., subject to withholding tax at a 30% rate (or lower treaty rate)).

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax and state, local and foreign tax consequences of an investment in the shares.

Foreign Account Tax Compliance Act

The Fund generally must obtain information sufficient to identify the status of each of its shareholders under sections 1471-1474 of the Code and the Treasury and IRS guidance issued thereunder (collectively, “FATCA”) or under an applicable intergovernmental agreement (an “IGA”) entered into by the United States and a foreign jurisdiction to implement FATCA. If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold 30% of ordinary dividends the Fund pays to that shareholder. If a payment by the Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above. The IRS and the Treasury have issued proposed regulations, on which taxpayers may currently rely, providing that the gross proceeds of share redemptions or exchanges and capital gain dividends the Fund pays will not be subject to FATCA withholding. You are encouraged to consult with your own tax adviser regarding the possible implications of FATCA on your investment in Fund shares, including investments through an intermediary. In addition, some foreign countries have implemented and others are considering, and may implement, laws similar in purpose and scope to FATCA.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their own tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes based on their particular circumstances.

Proxy voting policy and proxy voting record

The Board has delegated the day-to-day responsibility to the Advisers to vote the Fund’s proxies. Proxies are voted by the Advisers pursuant to the Board approved proxy guidelines, a copy of which as currently in effect as of the date of this SAI is attached hereto as Appendix B.  Also attached hereto in Appendix B is the Advisers’ Listed Company Stewardship Guidelines, which among other things, expands upon how the Advisers approach environmental, social and governance issues when engaging with company management and voting proxies.

Information on how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12 month period ending June 30 is available: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465, or (ii) on the SEC’s website at http://www.sec.gov.

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Incorporation by reference

This SAI is part of a registration statement that the Fund has filed with the SEC. The Fund is permitted to “incorporate by reference” the information that it files with the SEC, which means that the Fund can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this SAI.

The documents listed below are incorporated by reference into this SAI and deemed to be part of this SAI from the date of the filing of such reports and documents:

●	the Semi-Annual Report to shareholders of the Acquired Fund for the fiscal period ended April 30, 2024 (Investment Company Act File No. 811-06142; Accession No. 0001104659-24-078337);

●	the Annual Report to shareholders of the Acquired Fund for the fiscal year ended October 31, 2024 (Investment Company Act File No. 811-06142; Accession No. 0001104659-25-002457);

●	the Semi-Annual Report to shareholders of the Acquiring Fund for the fiscal period ended March 31, 2024 (Investment Company Act File No. 811-23490; Accession No. 0001104659-24-069974); and

●	the Annual Report to shareholders of the Acquiring Fund for the fiscal period ended September 30, 2024 (Investment Company Act File No. 811-23490; Accession No. 0001104659-24-126663).

●	the definitive proxy statement on Schedule 14A for the Fund’s 2024 annual meeting of shareholders, filed with the SEC on April 8, 2024; and (Investment Company Act File No. 811-23490; Accession No. 0001104659-24-044667); and

●	the description of common shares on Form 8-A (Investment Company Act File No. 001-339400; Accession No. 0001104659-20-085155) filed with the SEC on July 21, 2020.

Additionally, copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge:

for the Fund:

By Phone:	1-800-522-5465
By Mail:	abrdn Global Infrastructure Income Fund
c/o abrdn Inc. 1900 Market Street, Suite 200
Philadelphia, PA 19103
By Internet:	https://www.aberdeeninvestments.com/en-us/investor/investment-solutions/closed-end-funds for the Acquired Fund:

By Phone:	1-800-522-5465
By Mail:	abrdn Japan Equity Fund, Inc.
c/o abrdn Inc. 1900 Market Street, Suite 200
Philadelphia, PA 19103
By Internet:	https://www.aberdeeninvestments.com/en-us/investor/investment-solutions/closed-end-funds

The Funds are subject to the informational requirements of the Exchange Act, and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the SEC. You also may view or obtain the foregoing documents from the SEC:

By e-mail:	publicinfo@sec.gov (duplicating fee required)
By Internet:	www.sec.gov

48

Financial statements and supplemental financial information

The consolidated financial statements of the Fund as of September 30, 2024 have been incorporated by reference herein in reliance upon the report of KPMG LLP (“KPMG”), independent registered public accounting firm, which are also incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The consolidated financial statements of the Acquired Fund as of October 31, 2024 have been incorporated by reference herein in reliance upon the report of KPMG, independent registered public accounting firm, which are also incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

The Fund will be the accounting and performance survivor in the Reorganization.

A table showing the fees and expenses of the Fund and Acquired Fund and the fees and expenses of the Fund on a pro forma basis after giving effect to the proposed Reorganization is included in the section titled “Fees and Expenses” of the Proxy Statement/ Prospectus.

It is anticipated that approximately 60% of the Acquired Fund’s holdings will be sold before the closing of the Reorganization in order to pay back its outstanding leverage under its credit facility and to fund an anticipated tender offer. Based on the Acquired Fund’s holdings as of January 27, 2025, the Combined Fund expects to sell the remaining 40% of the Acquired Fund’s portfolio following the closing of the Reorganization. The resulting proceeds of sales made by the Combined Fund after the Reorganization will be invested in accordance with the Combined Fund’s principal investment strategies (which are those of the Acquiring Fund). A schedule of investments of the Acquired Fund as of October 31, 2024 is included below and is annotated to reflect the anticipated sale of the Acquired Fund’s portfolio holdings in connection with the Reorganization, including sales before the Reorganization to pay back the Acquired Fund’s outstanding leverage under its credit facility. Notwithstanding the foregoing, changes may be made to the Acquired Fund’s portfolio in advance of the Reorganization and/or to the Combined Fund’s portfolio following the Reorganization.

At the closing of the Reorganization, the Reorganization Agreement sets forth that the Acquired Fund’s assets will be valued in accordance with the Acquired Fund’s valuation procedures as approved by the Board of Directors of the Acquired Fund. Upon the consummation of the Reorganization, the assets transferred from the Acquired Fund to the Acquiring Fund will be valued pursuant to the Acquiring Fund’s valuation procedures as approved by the Board of Trustees of the Acquiring Fund. The valuation procedures of the Acquired Fund and those of the Acquiring Fund are substantially similar.

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Portfolio of Investments

As of October 31, 2024

	Shares	Value
COMMON STOCKS—108.8% (e)
JAPAN—108.8%
Communication Services—6.5%
Internet Initiative Japan, Inc.	27,800	$533,787
Kakaku.com, Inc.	84,800	1,302,102
KDDI Corp.(a)	96,600	3,011,929
Nintendo Co. Ltd.	27,900	1,473,761
		6,321,579
Consumer Discretionary—14.8%
Denso Corp.(a)	38,400	545,414
Koito Manufacturing Co. Ltd.	8,200	106,180
Nitori Holdings Co. Ltd.	5,900	751,392
Pan Pacific International Holdings Corp.	141,600	3,512,853
Ryohin Keikaku Co. Ltd.	19,500	319,115
Shoei Co. Ltd.	31,300	480,326
Sony Group Corp.(a)	177,100	3,116,520
Sumitomo Electric Industries Ltd.	101,200	1,556,714
Sumitomo Forestry Co. Ltd.	6,700	258,110
Suzuki Motor Corp.	85,500	848,445
Toyota Motor Corp.(a)	167,900	2,892,983
		14,388,052
Consumer Staples—11.7%
Ajinomoto Co., Inc.(a)	46,300	1,778,649
Asahi Group Holdings Ltd.(a)	176,100	2,114,129
Kao Corp.	46,600	2,053,912
Lion Corp.	102,900	1,136,410
Milbon Co. Ltd.	12,900	272,672
NH Foods Ltd.	51,900	1,797,830
Seven & i Holdings Co. Ltd.	90,600	1,304,634
Suntory Beverage & Food Ltd.	17,400	586,979
Transaction Co. Ltd.	20,300	328,587
		11,373,802
Energy—0.8%
Iwatani Corp.	60,000	782,160

Financials—14.5%
Hachijuni Bank Ltd.	294,000	1,613,394
Japan Exchange Group, Inc.	22,600	264,896
Mitsubishi UFJ Financial Group, Inc.(a)	486,700	5,129,932
MS&AD Insurance Group Holdings, Inc.	83,800	1,853,600
Tokio Marine Holdings, Inc.(a)	104,600	3,767,288
Tokyo Century Corp.(a)	144,600	1,471,124
		14,100,234
Health Care—8.2%
Asahi Intecc Co. Ltd.	16,300	261,185
Chugai Pharmaceutical Co. Ltd.(a)	45,200	2,150,682
Daiichi Sankyo Co. Ltd.(a)	71,500	2,327,197
Hoya Corp.(a)	20,300	2,716,017
Olympus Corp.	33,200	584,396
		8,039,477
Industrials—26.0%
Amada Co. Ltd.(a)	55,900	550,889
ANA Holdings, Inc.	66,200	1,303,923
Daikin Industries Ltd.(a)	5,800	696,329
DMG Mori Co. Ltd.	25,400	484,329
Fuji Electric Co. Ltd.(a)	49,800	2,536,208
Hitachi Ltd.(a)	196,800	4,944,573
ITOCHU Corp.	48,700	2,409,083
Kandenko Co. Ltd.	111,400	1,630,176
Makita Corp.(a)	34,300	1,119,959
Maruzen Showa Unyu Co. Ltd.	24,500	944,900
MISUMI Group, Inc.(a)	61,100	994,436
Noritake Co. Ltd.	24,700	622,243
Open Up Group, Inc.	61,100	805,251
Recruit Holdings Co. Ltd.(a)	33,000	2,015,063
SHO-BOND Holdings Co. Ltd.	28,600	1,006,106
SMC Corp.	1,300	551,910
Takasago Thermal Engineering Co. Ltd.	24,100	772,869
Takuma Co. Ltd.	50,300	524,830
Tokyo Metro Co. Ltd.	50,300	549,877
Union Tool Co.	19,100	893,123
		25,356,077
Information Technology—18.0%
Advantest Corp.(a)	23,600	1,366,431
ESPEC Corp.	25,400	442,679
Ibiden Co. Ltd.(a)	23,600	749,646
Jeol Ltd.	23,900	886,583
Kaga Electronics Co. Ltd.	29,800	541,028
Keyence Corp.(a)	6,800	3,069,611
Kohoku Kogyo Co. Ltd.	43,600	847,331
NEC Corp.	29,500	2,510,164
Nomura Research Institute Ltd.	36,900	1,103,804
Otsuka Corp.	46,600	1,045,865
Ricoh Co. Ltd.	148,000	1,603,237
Sansan, Inc.(b)	58,000	843,696
Tokyo Electron Ltd.(a)	9,200	1,353,807
Tri Chemical Laboratories, Inc.	24,300	483,472
Zuken, Inc.	27,900	661,108
		17,508,462
Materials—5.6%
Mitsubishi Gas Chemical Co., Inc.	59,900	1,041,026
Nippon Paint Holdings Co. Ltd.(a)	226,800	1,735,809
Shin-Etsu Chemical Co. Ltd.(a)	73,300	2,686,001
		5,462,836
Real Estate—2.7%
JSB Co. Ltd.	32,900	581,444
Tokyu Fudosan Holdings Corp.(a)	329,000	2,053,093
		2,634,537
Total Japan		105,967,216
Total Common Stocks		105,967,216
SHORT-TERM INVESTMENT—0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.82%(c)	58,018	58,018
Total Short-Term Investment		58,018
Total Investments
(Cost $95,811,576)(d)—108.9%		106,025,234
Liabilities in Excess of Other Assets—(8.9%)		(8,626,516)
Net Assets—100.0%		$97,398,718

(a)	All or a portion of the security has been designated as collateral for the line of credit.

(b)	Non-income producing security.

(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2024.

(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

(e)	Position currently expected to be disposed of in connection with the Reorganization including paying down the Acquired Fund’s leverage and funding the anticipated tender offer for the Acquired Fund.

50

Legal counsel

Counsel to the Fund is Dechert LLP.

Additional information

The Proxy Statement/Prospectus and this SAI do not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. The Fund will provide without charge to each person, upon written or oral request, a copy of any and all of the information that has been incorporated by reference in this SAI or the Prospectus. Information contained on the Fund’s website at www.abrdnasgi.com or the Acquired Fund’s website at www.abrdnjeq.com is not incorporated by reference into this SAI or the Proxy Statement/Prospectus and should not be considered to be part of this SAI or the Proxy Statement/Prospectus.

51

Appendix A—Description of securities ratings

S&P GLOBAL RATINGS DEBT RATINGS

A.	Issue Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

1.	Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

●	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

●	The nature and provisions of the financial obligation, and the promise we impute; and

●	The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issue Credit Ratings*

AAA - An obligor rated ‘AAA’ has extremely strong capacity to meet its financial commitments. ‘AAA’ is the highest issuer credit rating assigned by S&P Global Ratings. AA - An obligor rated ‘AA’ has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

AA- An obligor rated ‘AA’ has very strong capacity to meet its financial commitments. It differs from the highest rated obligors only in small degree.

A - An obligor rated ‘A’ has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB - An obligor rated ‘BBB’ has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

Obligors rated ‘BB’, ‘B’, ‘CCC’, and ‘CC’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘CC’ the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.BB - An obligor rated ‘BB’ is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments.

B - An obligor rated ‘B’ is more vulnerable than the obligors rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.

CCC - An obligor rated ‘CCC’ is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C – A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

R - An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

SD and D - An obligor is rated ‘SD’ (selective default) or ‘D’ has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A ‘D’ rating is assigned when Standard & Poor’s believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when Standard & Poor’s believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.

NR - Indicates that a rating has not been assigned or is no longer assigned.

* The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

2.	Short-Term Issue Credit Ratings

Short-Term Issue Credit Ratings

A-1 - An obligor rated ‘A-1’ has strong capacity to meet its financial commitments. It is rated in the highest category by S&P Global Ratings. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2 - An obligor rated ‘A-2’ has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 - An obligor rated ‘A-3’ has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

B - An obligor rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 – A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 – A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 – A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C - An obligor rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

R - An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

SD and D - An obligor is rated ‘SD’ (selective default) or ‘D’ has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A ‘D’ rating is assigned when Standard & Poor’s believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when Standard & Poor’s believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.

NR - Indicates that a rating has not been assigned or is no longer assigned.

B.	Municipal Short-Term Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

●	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note Ratings

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

D - ‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

MOODY’S INVESTORS SERVICE INC. (“Moody’s”) LONG-TERM DEBT RATINGS*

Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa —Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal and interest.

* Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STATE AND MUNICIPAL NOTES

Excerpts from Moody’s description of state and municipal note ratings:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

FITCH, INC. BOND RATINGS

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets. AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment. CCC - Default is a real possibility. CC - Default of some kind appears probable.

C - A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced: a) an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but b) has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and c) has not otherwise ceased operating.

‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

MOODY’S

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings. The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

GLOBAL SHORT-TERM RATING SCALE

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. MUNICIPAL SHORT-TERM DEBT AND DEMAND OBLIGATION RATINGS

SHORT-TERM OBLIGATION RATINGS

While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

FITCH’S SHORT-TERM RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

F1 - Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good intrinsic capacity for timely payment of financial commitments.

F3 - The intrinsic capacity for timely payment of financial commitments is adequate.

B - Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C — Default is a real possibility.

RD — Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D — Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Appendix B—Proxy voting guidelines

U.S. Registered Advisers (the “Aberdeen Advisers”)

Proxy Voting Guidelines

Effective as of October 26, 2022

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) requires the Aberdeen Advisers to vote proxies in a manner consistent with clients’ best interest and must not place its interests above those of its clients when doing so. It requires the Aberdeen Advisers to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the Aberdeen Advisers vote proxies in the best interest of the clients, and (ii) to disclose to the clients how they may obtain information on how the Aberdeen Advisers voted proxies. In addition, Rule 204-2 requires the Aberdeen Advisers to keep records of proxy voting and client requests for information.

As registered investment advisers, the Aberdeen Advisers have an obligation to vote proxies with respect to securities held in its client portfolios in the best interests of the clients for which it has proxy voting authority.

The Aberdeen Advisers are committed to exercising responsible ownership with a conviction that companies adopting best practices in corporate governance will be more successful in their core activities and deliver enhanced returns to shareholders.

The Aberdeen Advisers have adopted a proxy voting policy. The proxy voting policy is designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients.

Resolutions are analysed by a member of our regional investment teams or our Active Ownership Team and votes instructed following consideration of our policies, our views of the company and our investment insights. To enhance our analysis, we will often engage with a company prior to voting to understand additional context and explanations, particularly where there is a deviation from what we believe to be best practice.

Where contentious issues arise in relation to motions put before a shareholders’ meeting, Aberdeen Advisers will usually contact the management of the company to exchange views and give management the opportunity to articulate its position. The long-term nature of the relationships that we develop with investee company boards should enable us to deal with any concerns that we may have over strategy, the management of risk or governance practices directly with the chairman or senior independent director. In circumstances where this approach is unsuccessful, Aberdeen Advisers are prepared to escalate their intervention by expressing their concerns through the company’s advisers, through interaction with other shareholders or attending and speaking at General Meetings.

In managing third party money on behalf of clients, there are a limited number of situations where potential conflicts of interest could arise in the context of proxy voting. One case is where funds are invested in companies that are either clients or related parties of clients. Another case is where one fund managed by Aberdeen invests in other funds managed by Aberdeen.

For cases involving potential conflicts of interest, Aberdeen Advisers have implemented procedures to ensure the appropriate handling of proxy voting decisions. The guiding principle of Aberdeen Advisers’ conflicts of interest policy is simple – to exercise our right to vote in the best interests of the clients on whose behalf we are managing funds.

We employ ISS as a service provider to facilitate electronic voting. We require ISS to provide recommendations based on our own set of parameters to tailored Aberdeen’s assessment and approach but remain conscious always that all voting decisions are our own on behalf of our clients. We consider ISS’s recommendations and those based on our custom parameters as input to our voting decisions. We make use of the ISS standard research and recommendations and those based on our own custom policy as input to our voting decisions. Where our analysts make a voting decision that is different from the recommendations based on our custom policy they will provide a rationale for such decisions which will be made publicly available in our voting disclosures.

In order to make proxy voting decisions, an Aberdeen analyst will assess the resolutions at general meetings in our active investment portfolios. This analysis will be based on our knowledge of the company, but will also make use of the custom and standard recommendations provided by ISS as described above. The product of this analysis will be final voting decision instructed through ISS applied to all funds for which Aberdeen have been appointed to vote. For funds managed by a sub-adviser, we may delegate to the sub-adviser the authority to vote proxies; however, the sub-adviser will be required to either follow our policies and procedures or to demonstrate that their policies and procedures are consistent with ours, or otherwise implemented in the best interest of clients.

B-1

There may be certain circumstances where Aberdeen may take a more limited role in voting proxies. We will not vote proxies for client accounts in which the client contract specifies that Aberdeen will not vote. We may abstain from voting a client proxy if the voting is uneconomic or otherwise not in clients’ best interests. For companies held only in passively managed portfolios the Aberdeen custom recommendations provided by ISS will be used to automatically apply our voting approach; we have scope to intervene to test that this delivers appropriate results, and will on occasions intrude to apply a vote more fully in clients’ best interests. If voting securities are part of a securities lending program, we may be unable to vote while the securities are on loan. However, we have the ability to recall shares on loan or to restrict lending when required, in order to ensure all shares have voted. In addition, certain jurisdictions may impose share-blocking restrictions at various times which may prevent Aberdeen from exercising our voting authority.

We recognize that there may be situations in which we vote at a company meeting where we encounter a conflict of interest. Such situations include:

●	where a portfolio manager owns the holding in a personal account

●	An investee company that is also a segregated client

●	An investee company where an executive director or officer of our company is also a director of that company

●	An investee company where an employee of Aberdeen is a director of that company

●	A significant distributor of our products

●	Any other companies which may be relevant from time to time

In order to manage such conflicts of interests, we have established procedures to escalate decision-making so as to ensure that our voting decisions are based on our clients’ best interests and are not impacted by any conflict.

The implementation of this policy, along with conflicts of interest, will be reviewed periodically by the Active Ownership team. Aberdeen’s Global ESG Principles & Voting Policies are published on our website.

To the extent that an Aberdeen Adviser may rely on sub-advisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the Aberdeen Adviser may delegate responsibility for voting proxies to the sub-adviser. However, such sub-advisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of the Aberdeen Advisers’ clients. Clients that have not granted Aberdeen voting authority over securities held in their accounts will receive their proxies in accordance with the arrangements they have made with their service providers.

As disclosed in Part 2A of each Aberdeen Adviser’s Form ADV, a client may obtain information on how its proxies were voted by requesting such information from its Aberdeen Adviser. Unless specifically requested by a client in writing, and other than as required for the Funds, the Aberdeen Advisers do not generally disclose client-specific proxy votes to third parties.

Our proxy voting records are available per request and on the SEC’s website at SEC.gov.

On occasions when it is deemed to be a fiduciary for an ERISA client’s assets, Aberdeen will vote the Plan assets in accordance with Aberdeen’s Proxy Voting Policy and in line with DOL guidance.

B-2

PART C

Other Information

Item 15. Indemnification

Maryland law permits a Maryland statutory trust to include in its declaration of trust a provision limiting the liability of its trustees and officers to the trust and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) action or failure to act, which is the result of active and deliberate dishonesty that is established by a final judgment as being material to the cause of action. The Registrant’s Amended and Restated Declaration of Trust contains such a provision that limits present and former trustees’ and officers’ liability to the Registrant and its shareholders for money damages to the maximum extent permitted by Maryland law in effect from time to time, subject to the Investment Company Act of 1940, as amended (the “1940 Act”).

The Registrant’s Amended and Restated Declaration of Trust obligates it to the maximum extent permitted by Maryland law to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to:

●	any individual who is a present or former trustee or officer of the Registrant who is made or threatened to be made a party to a proceeding by reason of his or her service in that capacity; or

●	any individual who, while a trustee or officer of the Registrant and at the Registrant’s request, serves or has served as a director, trustee, officer, partner, member or manager of another trust, corporation, real estate investment trust, partnership, joint venture, limited liability company, employee benefit plan or any other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity.

The Registrant’s Amended and Restated Declaration of Trust also permits it, with Board approval, to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and to any employee or agent of the Registrant or a predecessor of the Registrant.

In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Reference is also made to:

Section 7(b) of the Investment Advisory Agreement with abrdn Inc. (formerly, Aberdeen Standard Investments Inc).

Section 10(b) of the Investment Subadvisory Agreement.

Item 16.	Exhibits

(1)	Charter of Registrant

a.	Amended and Restated Declaration of Trust incorporated by reference to Exhibit a.3 to Pre-effective Amendment No. 2 to the Fund’s registration statement on Form N-2 filed on June 22, 2020, Accession No. 0001104659-20-075686 (“PEA No. 2”).

(2)	By-Laws

a.	Amended and Restated Bylaws incorporated by reference to Exhibit b to PEA No. 2.

(3)	Voting Trust Agreement – Inapplicable.

(4)	Agreement of Reorganization

a.	Form of Agreement and Plan of Reorganization – Filed herewith as Appendix A to the Proxy Statement/Prospectus.

(5)	Instruments Defining the Rights of Holders of the Securities being Registered

a.	See the Declaration of Trust (Exhibit 1 above) and the By-Laws (Exhibit 2 above).

(6)	Investment Advisory Contract

a.	Investment Advisory Agreement with abrdn Inc. (formerly, Aberdeen Standard Investments Inc.) incorporated by reference to the Exhibit g.1 to Pre-effective Amendment No. 3 the Fund’s registration statement on Form N-2 filed on June 25, 2020, Accession No. 0001104659-20-076788 (“PEA No. 3”).

b.	Investment Subadvisory Agreement among the Fund, abrdn Inc. (formerly, Aberdeen Standard Investments Inc.) and abrdn Investments Limited (formerly, Aberdeen Asset Managers Limited) incorporated by reference to Exhibit g.2 to Pre-effective Amendment No. 4 to the Fund’s registration statement on Form N-2 filed on July 28, 2020, Accession No. 0001104659-20-086949 (“PEA No. 4”).

(7)	Distribution Contracts

a.	Automatic Dividend Reinvestment Plan incorporated by reference to Exhibit e to PEA No. 2.

(8)	Bonus or Profit Sharing Contracts – Inapplicable.

(9)	Custody Agreement

a.	Amended and Restated Master Custodian Agreement with State Street Bank and Trust Company NA dated June 1, 2010 incorporated by reference to Exhibit j.1 to PEA No. 2.

b.	Amendment dated January 29, 2014 to the Amended and Restated Master Custodian Agreement incorporated by reference to Exhibit j.2 to PEA No. 4.

c.	Amendment dated March 5, 2014 to the Amended and Restated Master Custodian Agreement incorporated by reference to Exhibit j.3 to PEA No. 4.

d.	Amendment dated June 1, 2015 to the Amended and Restated Master Custodian Agreement Amendment dated March 5, 2014 to the Amended and Restated Master Custodian Agreement incorporated by reference to Exhibit j.4 to PEA No. 4.

e.	Amendment dated December 1, 2017 to the Amended and Restated Master Custodian Agreement incorporated by reference to Exhibit j.5 to PEA No. 4.

f.	Amendment dated June 19, 2020 to the Amended and Restated Master Custodian Agreement incorporated by reference to Exhibit j.6 to PEA No. 4.

g.	Amendment dated January 1, 2025 to the Amended and Restated Master Custodian Agreement.(1)

(10)	Rule 12b-1 Plan – Inapplicable.

(11)	Opinion and Consent of Dechert LLP.(2)

(12)	Form of Tax Opinion.(1)

(13)	Other Material Contracts

a.	Amended and Restated Transfer Agency and Service Agreement with Computershare Trust Company, N.A. dated April 1, 2025.(1)

b.	Amended and Restated Administration Agreement with abrdn Inc. (formerly, Aberdeen Standard Investments Inc.) incorporated by reference to Exhibit k.3 to PEA No. 3.

c.	Sub-Administration Agreement with State Street Bank and Trust Company NA dated February 26, 2010 incorporated by reference to Exhibit k.3 to PEA No. 2.

d.	Amendment dated January 1, 2025 to the Sub-Administration Agreement.(1)

e.	Additional Funds Letter Related to the Sub-Administration Agreement incorporated by reference to Exhibit k.5 to PEA No. 4.

f.	Amended and Restated Investor Relations Services Agreement incorporated by reference to Exhibit 13.f to Pre-effective Amendment No. 1 to the Fund’s registration statement on Form N-14 filed on December 12, 2023, Accession No. 0001104659-23-125324.

g.	Form of Second Amended and Restated Expense Limitation Agreement between abrdn Inc. and abrdn Global Infrastructure Income Fund.(1)

(14)	Other Opinions

a.	Consent of Independent Registered Public Accounting Firm for the Acquired Fund and Acquiring Fund.(1)

(15)	Omitted Financial Statements – Inapplicable.

(16)	Powers of Attorney.(1)

(17)	Additional Exhibits – Inapplicable.

(18)	Filing Fee Table.(1)

__________________________________

(1)	Filed herewith.
(2)	To be filed by amendment.

Item 17. Undertakings

(1)            The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933 [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)            The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)            The undersigned registrant agrees to file, by post-effective amendment, opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Philadelphia and Commonwealth of Pennsylvania, on the 18th day of April, 2025.

ABRDN GLOBAL INFRASTRUCTURE INCOME FUND

By:	/s/ Alan Goodson
Alan Goodson, President and Chief Executive Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ P. Gerald Malone*	Trustee	April 18, 2025
P. Gerald Malone

/s/ Nancy Yao*	Trustee	April 18, 2025
Nancy Yao

/s/ Todd Reit*	Trustee	April 18, 2025
Todd Reit

/s/ John Sievwright*	Trustee	April 18, 2025
John Sievwright

	Trustee	April 18, 2025
Gordon A. Baird

/s/ Thomas W. Hunersen*	Trustee	April 18, 2025
Thomas W. Hunersen

/s/ Chris LaVictoire Mahai*	Trustee	April 18, 2025
Chris LaVictoire Mahai

/s/ Alan Goodson	Trustee, President and Chief Executive Officer	April 18, 2025
Alan Goodson	(Principal Executive Officer)

/s/ Sharon Ferrari	Treasurer and Chief Financial Officer	April 18, 2025
Sharon Ferrari	(Principal Financial Officer/Principal Accounting Officer)

*This filing has been signed by each of the persons so indicated by the undersigned Attorney-in-Fact pursuant to powers of attorney filed herewith.

*By:	/s/ Lucia Sitar
Lucia Sitar
Attorney-in-Fact pursuant to
Powers of Attorney

EXHIBIT LIST

9.g	Amendment dated January 1, 2025 to the Amended and Restated Master Custodian Agreement.

12	Form of Tax Opinion.

13.a	Amended and Restated Transfer Agency and Service Agreement with Computershare Trust Company, N.A. dated April 1, 2025.

13.d	Amendment dated January 1, 2025 to the Sub-Administration Agreement.

13.g	Form of Second Amended and Restated Expense Limitation Agreement between abrdn Inc. and abrdn Global Infrastructure Income Fund.

14.a	Consent of Independent Registered Public Accounting Firm for the Acquired Fund and Acquiring Fund.

16	Powers of Attorney.

18	Filing Fee Table.